                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

                          Filed by the Registrant [X]
                  Filed by a Party other than the Registrant [_]

                           Check the appropriate box:
                        [X]  Preliminary Proxy Statement
      [_] Confidential, for Use of the Commission Only (as permitted by
                               Rule 14a-6(e)(2)
                        [_]  Definitive Proxy Statement
                       [_]  Definitive Additional Materials
        [_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           VIMRx PHARMACEUTICALS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

        [_]No fee required.
        [X]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:
               Common Stock, $.001 par value, and Class A Preferred Stock (new)
     ---------------------------------------------------------------------------
       (2)  Aggregate number of securities to which transaction applies:
                                To be determined
     ---------------------------------------------------------------------------
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                                To be determined
     ---------------------------------------------------------------------------
       (4)  Proposed maximum aggregate value of transaction:
                                  $90,000,000
     ---------------------------------------------------------------------------
       (5)  Total fee paid:
                                    $18,000
     ---------------------------------------------------------------------------
       [_]  Fee paid previously with preliminary materials:

     ---------------------------------------------------------------------------
[_]Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                           VIMRX PHARMACEUTICALS INC.
                             2751 Centerville Road
                                   Suite 210
                                Little Falls II
                           Wilmington, Delaware 19808


                               November __, 1997


Dear Stockholder:

     You are cordially invited to attend a Special Meeting of Stockholders (the "Special Meeting") of VIMRx Pharmaceuticals Inc. (the "Company") to be held on Tuesday, December 16, 1997 at 10:00 a.m., local time, at

[                                                              ] Wilmington,
Delaware.

     At the Special Meeting, you will be asked to consider and vote upon a proposal to approve the acquisition by the Company of the intellectual property and intangible assets, other than trademarks, of the Immunotherapy Division (the "Division") of the Biotech Business Group of Baxter Healthcare Corporation ("Baxter"), a division engaged in developing instruments for ex vivo cell therapies, in exchange for (i) 11,000,000 shares of the Company's Common Stock and (ii) 40,000 shares of the Company's Class A Preferred Stock, each share having a liquidation value of $1,000 per share and convertible into Common Stock (the "Class A Preferred Shares") plus such additional number of Class A Preferred Shares which, together with the 11,000,000 shares of Common Stock being delivered, shall have an aggregate value of $50,000,000 (the Class A Preferred Shares to be valued at $1,000 per share and the Common Stock to be valued at the average of the per share closing prices for the 15 trading days ending five days prior to the closing date as reported by The Nasdaq Stock Market) and the transfer of such intangible assets to a newly organized company (the "Subsidiary") in exchange for 80.5% of the Subsidiary's common stock. Concurrently, (i) the Subsidiary will acquire the tangible assets, business, trademarks and certain obligations of the Division in exchange for 19.5% of the Subsidiary's common stock and a warrant to purchase an additional 6% of the Subsidiary's common stock for $6,000,000 and (ii) Baxter and the Company will purchase $30,000,000 and $10,000,000, respectively, of the Subsidiary's 6 1/2% subordinated debentures.

     You also will be asked to consider and approve an amendment to Article FOURTH of the Company's Amended and Restated Certificate of Incorporation authorizing 1,000,000 shares of "blank check" preferred stock, of which [100,000] shares will be designated Class A Preferred Shares to effectuate the transactions contemplated by the Proposed Acquisition and the balance will be available for subsequent financings and other corporate purposes.

     You are urged to read carefully the accompanying Proxy Statement, which provides important information with respect to the proposals. Whether or not you plan to attend the Special Meeting, please complete, date and sign your proxy card and promptly return it in the enclosed envelope. If you attend the Special Meeting, you may vote in person even though you have previously returned a proxy.


                                    Sincerely,


                                    Richard L. Dunning
                                     President and Chief Executive Officer

                           VIMRX PHARMACEUTICALS INC.
                             2751 Centerville Road
                                   Suite 210
                                Little Falls II
                           Wilmington, Delaware 19808

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 16, 1997
                             ______________________

To the Stockholders of
VIMRX PHARMACEUTICALS INC.

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of VIMRx Pharmaceuticals Inc. (the "Company") will be held on Tuesday,
December 16, 1997, at 10:00 a.m., local time, at [             ] Wilmington,
Delaware for the following purposes:

     1. To approve the acquisition (the "Proposed Acquisition") by the Company of the intellectual property and intangible assets, other than trademarks, of the Immunotherapy Division (the "Division") of the Biotech Business Group of Baxter Healthcare Corporation ("Baxter"), a division engaged in developing instruments for ex vivo cell therapies, in exchange for (i) 11,000,000 shares of the Company's Common Stock and (ii) 40,000 shares of the Company's Class A Preferred Stock, each share having a liquidation value of $1,000 per share and convertible into Common Stock (the "Class A Preferred Shares") plus such additional number of Class A Preferred Shares which, together with the 11,000,000 shares of Common Stock being delivered, shall have an aggregate value of $50,000,000 (the Class A Preferred Shares to be valued at $1,000 per share and the Common Stock to be valued at the average of the per share closing prices for the 15 trading days ending five days prior to the closing date as reported by The Nasdaq Stock Market) and the transfer of such intangible assets to a newly organized company (the "Subsidiary") in exchange for 80.5% of the Subsidiary's common stock. Concurrently, (i) the Subsidiary will acquire the tangible assets, business, trademarks and certain obligations of the Division in exchange for 19.5% of the Subsidiary's common stock and a warrant to purchase an additional 6% of the Subsidiary's common stock for $6,000,000 and (ii) Baxter and the Company will purchase $30,000,000 and $10,000,000, respectively, of the Subsidiary's 6 1/2% subordinated debentures.

     2. To approve an amendment to Article FOURTH of the Company's Amended and Restated Certificate of Incorporation authorizing 1,000,000 shares of "blank check" preferred stock, $.001 par value, of which [100,000] shares will be designated Class A Preferred Shares to effectuate the transactions contemplated by the Proposed Acquisition and the balance will be available for subsequent financings and other corporate purposes.

     3. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

     Only holders of record of Common Stock at the close of business on October 28, 1997, the Record Date for the Special Meeting, are entitled to notice of and to vote at the Special Meeting.

                         By Order of the Board of Directors,

                            Lowell S. Lifschultz
                             Secretary
Wilmington, Delaware
November_, 1997

          STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED
                PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                           VIMRX PHARMACEUTICALS INC.
                             2751 Centerville Road
                                   Suite 210
                                Little Falls II
                          Wilmington, Delaware  19808
                            _______________________

                                PROXY STATEMENT
                            _______________________

                        SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 16, 1997
                            _______________________

                                  INTRODUCTION

GENERAL

     This Proxy Statement is being furnished to holders of Common Stock, par value $.001 per share ("Common Stock"), of VIMRx Pharmaceuticals Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of Stockholders (the "Special Meeting") to be held on Tuesday, December 16, 1997, at 10:00 a.m., local time, at [
] Wilmington, Delaware. The Company has retained D.F. King & Co., Inc., at an estimated cost of $4,000, plus reimbursement of expenses, to assist in its solicitation. This Proxy Statement and enclosed proxy card are being mailed to the Company's stockholders on or about November __, 1997.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

     At the Special Meeting, the stockholders will be asked to consider and vote upon the following proposals (the "Proposals"):

     1. To approve the acquisition (the "Proposed Acquisition") by the Company of the intellectual property and intangible assets, other than trademarks, of the Immunotherapy Division (the "Division") of the Biotech Business Group of Baxter Healthcare Corporation ("Baxter"), a division engaged in developing instruments for ex vivo cell therapies, in exchange for (i) 11,000,000 shares of the Company's Common Stock and (ii) 40,000 shares of the Company's Class A Preferred Stock, each share having a liquidation value of $1,000 per share and convertible into Common Stock (the "Class A Preferred Shares") plus such additional number of Class A Preferred Shares which, together with the 11,000,000 shares of Common Stock being delivered, shall have an aggregate value of $50,000,000 (the Class A Preferred Shares to be valued at $1,000 per share and the Common Stock to be valued at the average of the per share closing prices for the 15 trading days ending five days prior to the closing date as reported by The Nasdaq Stock Market) and the transfer of such intangible assets to a newly organized company (the "Subsidiary") in exchange for 80.5% of the Subsidiary's common stock. Concurrently, (i) the Subsidiary will acquire the tangible assets, business, trademarks and certain obligations of the Division in exchange for 19.5% of the Subsidiary's common stock and a warrant to purchase an additional 6% of the Subsidiary's common stock for $6,000,000 and (ii) Baxter and the Company will purchase $30,000,000 and $10,000,000, respectively, of the Subsidiary's 6 1/2% subordinated debentures.

     2. To approve an amendment to Article FOURTH of the Company's Amended and Restated Certificate of Incorporation (the "Amendment") authorizing 1,000,000 shares of "blank check" preferred stock, $.001 par value "Preferred Stock"), of which [100,000] shares will be designated Class A Preferred Shares to effectuate the transactions contemplated by the Proposed Acquisition and the balance will be available for subsequent financings and other corporate purposes.

     3. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

     The foregoing matters are more fully described in this Proxy Statement.

VOTING AT THE SPECIAL MEETING

     Only holders of record of Common Stock at the close of business on Tuesday, October 28, 1997 (the "Record Date"), are entitled to notice of and to vote at the Special Meeting, each such holder of record being entitled to one vote per share on each matter to be considered at the Special Meeting. On the Record Date, there were [55,358,676] shares of Common Stock issued and outstanding.

     The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting ([27,679,338] shares of the [55,358,676] shares outstanding) is necessary to constitute a quorum at the Special Meeting. All abstentions and broker non-votes, if any, will be included as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Special Meeting.

     Approval of the Proposed Acquisition by the Company's stockholders is required by the rules of the Nasdaq National Market as a result of the Company's proposed issuance, to consummate the Proposed Acquisition, of Common Stock and Class A Preferred Shares convertible into Common Stock which, giving effect to the conversion, would constitute more than 20% of the shares of Common Stock outstanding. The affirmative vote of a majority of the votes cast in person or represented by proxy at the Special Meeting is required for approval of the Proposed Acquisition and the affirmative vote of a majority of the outstanding shares of Common Stock ([27,679,338] shares of the [55,358,676] shares outstanding) is required to approve the Amendment.

     In determining whether the proposals have received the requisite number of affirmative votes, (i) abstentions will be included as votes cast and will have the same effect as votes AGAINST the Proposed Acquisition and the Amendment, and
(ii) proxies for which a broker does not have discretionary authority and has not received voting instructions from the beneficial owners (so-called "broker non-votes"), if any, will not be counted and will have no effect on the vote for the Proposed Acquisition, but will have the effect of a vote AGAINST the Amendment.

     If the enclosed proxy card is properly executed and returned to the Company prior to voting at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, the shares will be voted FOR the Proposals and at the discretion of the holders of the proxies on any other matters that may properly come before the Special Meeting. At any time prior to its exercise, a proxy may be revoked by the holder of Common Stock granting it by delivering written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement or by attending the Special Meeting and voting in person.

     The executive offices of the Company are located at 2751 Centerville Road, Suite 210, Little Falls II, Wilmington, Delaware 19808, telephone number (302) 998-1734.

                 PROPOSAL I - APPROVAL OF PROPOSED ACQUISITION


BACKGROUND


     In October 1996, Mr. Richard L. Dunning, the Company's President and Chief Executive Officer, learned that Baxter Healthcare Corporation ("Baxter") was seeking a strategic alliance partner for the Division and called The Craves Group whom, he had been advised, was one of Baxter's advisors with respect to the search. In early November 1996, the Company received, signed and returned to Baxter a Confidentiality Agreement and thereafter, in December 1996, received a Confidential Memorandum describing the Division, its business and its operations. On January 20, 1997, the Company presented a written proposal to Baxter for a strategic alliance relating to the Division. Thereafter, in February 1997, Mr. Dunning and David A. Jackson, Ph.D., the Company's Executive Vice President and Chief Scientific Officer, accompanied by two consultants and a representative of Lazard Freres & Co. LLC ("Lazard Freres"), which had been retained by the Company as its financial advisor with respect to the proposed alliance, went to Irvine, California to visit the Division, review its operations and discuss the Company's proposal. During the ensuing meetings, Mr. Dunning was advised that the Company's proposal was unacceptable as submitted and that a revised proposal more favorable to Baxter would have to be developed if the Company were interested in pursing a strategic alliance.


     During March 1997, the Company, with the assistance of Lazard Freres, developed a revised proposal which was submitted to The Craves Group on or about April 1, 1997. On or about April 30, 1997, Mr. Dunning and Mr. Donald G. Drapkin, the Company's Chairman of the Board, met with Mr. Frederick Frank of Lehman Brothers, an investment banking firm which also was acting as an advisor to Baxter with respect to the search for an alliance partner, to discuss the revised proposal. On or about May 1, 1997, Mr. Dunning was advised that Baxter was interested in completing a transaction with the Company; negotiations continued throughout May and a proposed form of letter of intent was provided by the Company to Baxter on or about June 2, 1997. After further negotiations, a letter of intent was executed by the Company and Baxter on June 11, 1997 and a joint press release announcing the signing was made on June 12, 1997.


     On June 11, 1997, the day preceding the public announcement of the signing of the letter of intent, the high and low sales prices of the Company's Common Stock, as reported by The Nasdaq Stock Market, were $3.656 and $3.375, respectively.


     Following the signing of the letter of intent, the Company and Baxter continued their respective due diligence and negotiations. On September 24, 1997, the Board of Directors of the Company, whose individual members had been kept apprised of the negotiations, held a special meeting by telephone conference call to discuss the Proposed Acquisition, the basic terms of which had been negotiated with Baxter. During the discussion, a managing director of Lazard Freres indicated he believed Lazard Freres would be in a position to give its opinion that the Proposed Acquisition was fair, from a financial point of view, to the Company's stockholders upon completion of its due diligence and analysis. Following the discussion, Mr. Dunning was authorized by the Board to complete the negotiations and to execute the Asset Purchase Agreement on behalf of the Company. The agreement was finalized and executed on October 10, 1997 and a joint press release announcing the signing was made on October 13, 1997.


     On October 10, 1997, the trading day preceding the public announcement of the signing of the agreement, the high and low sales prices of the Company's Common Stock, as reported by The Nasdaq Stock Market, were $2.8125 and $2.5625, respectively.

TERMS OF THE PROPOSED ACQUISITION

     General

     Pursuant to an asset purchase agreement dated October 10, 1997, a copy of which is attached as Annex A to this Proxy Statement (the "Asset Purchase
                     -------
Agreement"), the Company has agreed to acquire from Baxter the intellectual property and intangible assets, other than trademarks, of the Division in exchange for (i) 11,000,000 shares of Common Stock and (ii) 40,000 Class A Preferred Shares plus such additional number of Class A Preferred Shares which, together with the 11,000,000 shares of Common Stock being delivered, shall have an aggregate value of $50,000,000 (the Class A Preferred Shares to be valued at $1,000 per share and the Common Stock to be valued at the average of the per share closing prices for the 15 trading days ending five days prior to the closing date as reported by The Nasdaq Stock Market), which intangible assets the Company simultaneously will transfer to the Subsidiary in exchange for 80.5% of the Subsidiary's common stock. Concurrently, pursuant to the Asset Purchase Agreement, (i) Baxter will transfer to the Subsidiary the tangible assets, business, trademarks and certain obligations of the Division in exchange for 19.5% of the Subsidiary's common stock and a warrant to purchase an additional 6% of the Subsidiary's common stock for $6,000,000 exercisable at any time prior to November 30, 2004 and (ii) Baxter and the Company will purchase $30,000,000 and $10,000,000, respectively, of the Subsidiary's 6 1/2% subordinated debentures due November 30, 2004, interest to accrue and be payable initially on November 30, 2002, and convertible, in the event of a public offering by, or the merger or sale of, the Subsidiary, into the Subsidiary's common stock at a per share price equal to 95% of the public offering or the merger or sale price,

     The closing of the Proposed Acquisition (the "Closing") will take place following the satisfaction or waiver of all conditions specified in the Asset Purchase Agreement, including approval by the Company's stockholders of the Proposed Acquisition and the Amendment, and the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Prior to the Closing, the Asset Purchase Agreement may be terminated by mutual consent of Baxter, the Company and the Subsidiary, or by either Baxter or the Company following the occurrence of certain conditions or events, including inter alia, the conditions to Closing not being satisfied or waived by December 31, 1997.

     Following the Closing, Baxter is entitled to milestone payments from the Subsidiary of up to $21,000,000 upon the Subsidiary obtaining certain regulatory approvals and achieving other milestones. In addition, Baxter (i) has the right to designate a nominee to the Company's Board of Directors as long as Baxter owns at least 3% of the Company's outstanding capital stock and (ii) has agreed to vote all of its shares of the Company's capital stock for management's nominees for directors of the Company as long as Baxter has the right to designate a nominee and such designee is elected a director of the Company. Baxter has designated Mr. Victor W. Schmitt, the President of Venture Management for the Biotech Business Group of Baxter, as its nominee to the Company's Board of Directors.

     Baxter and the Company have agreed to indemnify each other with respect to losses incurred as a result of breaches of the Asset Purchase Agreement and against other specific liabilities and claims up to a maximum of $18,000,000 over a $400,000 deductible threshold; for such purposes, the Company and the Subsidiary are constituted one party. Any indemnifiable amount payable by Baxter to the Company in excess of $5,000,000, or payable to the Subsidiary in excess of $5,000,000, at Baxter's option, may be paid by delivery of Class A Preferred Shares valued at $1,000 per share if payable to the Company, or by delivery of the Subsidiary's 6 1/2% subordinated debentures valued at the principal amount thereof if payable to the Subsidiary. The breach of certain representations is not subject to the $400,000 deductible and the breach of certain covenants is not subject to the $18,000,000 limit.

     Other Agreements

     At the Closing, Baxter will enter into agreements with the Subsidiary pursuant to which Baxter will (i) perform manufacturing services, (ii) supply certain products and components, (iii) have the exclusive rights to distribute certain of the products and instruments which it transferred from the Division,
(iv) provide engineering and product development services and certain transitional services for the Subsidiary and

(v) sublicense certain technology to the Subsidiary. At the Closing, Baxter, the Company and the Subsidiary will also enter into a Non-Competition and Confidentiality Agreement.

             The Hardware and Disposables Manufacturing Agreement
             ----------------------------------------------------

          The Hardware and Disposables Manufacturing Agreement (the "Hardware Manufacturing Agreement") generally provides that, for a five-year period, Baxter will manufacture certain of the Subsidiary's products, and will complete the manufacture and assembly of certain other products and disposable sets using components to be manufactured or supplied by Baxter or third parties. The Subsidiary will pay Baxter a price based upon agreed upon percentages of Baxter's "Fully Loaded Cost" for the products so manufactured, which generally will consist of Baxter's costs of manufacturing, performing services and acquiring components, in accordance with generally accepted accounting principles consistently applied, including any related royalties payable by Baxter other than royalty obligations paid or reimbursed by the Subsidiary pursuant to the sublicenses described below. Under the Hardware Manufacturing Agreement, Baxter has a right of first offer to obtain an exclusive, worldwide license to make, have made, use and sell any product manufactured by Baxter thereunder in the event the Subsidiary elects to abandon the product and sell its right to make, have made, use and sell the product to a third party. Baxter or the Subsidiary may terminate the Hardware Manufacturing Agreement in the event the other party defaults or fails to comply with any material covenant contained therein or in the Non-Competition Agreement, or if the other party defaults in the performance of or fails to comply with any covenant which results in termination of the Marketing Agreement.

          The Antibody Manufacturing and Storage Agreement
          ------------------------------------------------

          The Antibody Manufacturing and Storage Agreement (the "Antibody Agreement") generally provides that, for a five-year period, Baxter will manufacture certain antibodies, reagents and reagent kits used as components of or in conjunction with certain of the Subsidiary's products. The Subsidiary will pay Baxter a price based upon agreed upon percentages of Baxter's Fully Loaded Cost for the products so manufactured, determined as described above. Under the Antibody Agreement, Baxter has a right of first offer to obtain an exclusive, worldwide license to make, have made, use and sell any product manufactured by Baxter thereunder in the event the Subsidiary elects to abandon the product and sell its right to make, have made, use and sell the product to a third party. Baxter or the Subsidiary may terminate the Antibody Agreement in the event the other party defaults or fails to comply with any material covenant contained therein or in the Non-Competition Agreement, or if the other party defaults in the performance of or fails to comply with any covenant which results in termination of the Marketing Agreement.

                 The Hardware and Disposables Supply Agreement
                 ---------------------------------------------

          The Hardware and Disposables Supply Agreement (the "Supply Agreement") generally provides that Baxter will supply certain products and components used as part of and in conjunction with the Subsidiary's products, including products made from certain proprietary Baxter plastics (such as collection, culture and storage bags) and the so-called "Spinning Membrane" component of certain of the Subsidiary's products, for an eleven-year period and other such products, including the Harvester System, for a five-year period. The Subsidiary will pay Baxter a price based upon agreed upon percentages of Baxter's Fully Loaded Cost for the products so supplied, determined as described above. Under the Supply Agreement, Baxter has a right of first offer to obtain an exclusive, worldwide license to make, have made, use and sell any product manufactured by Baxter thereunder in the event the Subsidiary has elected to abandon the product and sell its right to make, have made, use and sell the product to a third party. Baxter or the Subsidiary may terminate the Supply Agreement in the event the other party defaults or fails to comply with any material covenant contained therein or in the Non-Competition Agreement, or if the other party defaults in the performance of or fails to comply with any covenant which results in termination of the Marketing Agreement. At the expiration of the respective supply term, Baxter generally will either continue to supply such products on the current terms or transfer to the Subsidiary all intellectual property owned or used by Baxter in connection with the manufacture of the products supplied, or a worldwide exclusive royalty-free license to such intellectual property, and certain rights relating to documentation of the products with the United States Food and Drug Administration (the "FDA").

          The Marketing, Sale and Distribution Agreement
          ----------------------------------------------

          The Marketing, Sale and Distribution Agreement (the "Marketing Agreement") provides that, for an eleven-year period, Baxter will have the exclusive worldwide marketing, sales and distribution rights for certain of the Subsidiary's products and reagent kits used in the selection of cells with one or more of the CD34, B Cell, T Cell or breast cancer antibodies or CD34+ cells for the treatment, mitigation, prophylaxis or selection of cancer, excluding, however, the genetic manipulation of such cells (the "Field of Distribution"). Under the Marketing Agreement, Baxter will have a right of first offer to acquire marketing, sales and distribution rights for other Subsidiary products outside the Field of Distribution which utilize the Subsidiary's immunomagnetic cell selection technology. Baxter also will have a right of first offer to obtain an exclusive, worldwide license to make, have made, use and sell certain products of the Subsidiary within the Field of Distribution in the event the Subsidiary elects to abandon such product and sell its right to make, have made, use and sell such product within the Field of Distribution to a third party. Baxter will have the unilateral right to establish the sales price for all products sold by it under the Marketing Agreement and will pay the Subsidiary agreed upon percentages of the suggested retail price therefor. After the Subsidiary obtains United States regulatory approval for the Isolex(R) 300SA instrument, Baxter will be required to expend certain minimum amounts for marketing and sales expenses (including reimbursement of certain co-marketing expenses expected to be incurred by the Subsidiary) based upon projected target sales levels. Baxter will also have the right to market and sell service contracts for maintenance and repair of the Subsidiary's products for its own account, retaining all revenues and bearing all costs, including the manufacture and supply of spare parts, in connection therewith. Baxter or the Subsidiary may terminate the Marketing Agreement in the event the other party defaults or fails to comply with any material covenant contained therein.

          The Services Agreement
          ----------------------

          The Services Agreement currently is being negotiated and will provide that, for a transitional period of at least 12 months, Baxter will perform certain transitional services for the Subsidiary and, for a period expected to be at least five years, Baxter will perform engineering and product development services for the Subsidiary, including clinical inventory management.

          The Non-Competition and Confidentiality Agreement
          -------------------------------------------------

          The Non-Competition and Confidentiality Agreement (the "Non-Competition Agreement") provides generally that neither Baxter nor any of its affiliates, directly or indirectly, will engage in the production, manufacture, marketing, sale or distribution of any product which directly competes with any Subsidiary product for use in certain types of ex viro cell selection (as defined), except (i) as required under Baxter's agreements with the Subsidiary and (ii) to satisfy certain existing Baxter contractual commitments. Baxter's obligations under the Non-Competition Agreement generally expire the later of (i) five years after the effective date, (ii) one year after the date on which Baxter neither owns 10% or more of the common stock of the Subsidiary on a fully diluted basis nor has a designee on the Subsidiary's board of directors, or (iii) the date on which the Marketing Agreement expires, but in no event later than fifteen years after the effective date, other than with respect to products supplied by Baxter under the Supply Agreement or marketed by Baxter under the Marketing Agreement, in which case Baxter's non-competition obligations generally expire on the date its supply or marketing obligations expire. Baxter also will refrain from exercising its retained license rights under the terms of its sublicenses to the Subsidiary, except in certain specified events.

          The Non-Competition Agreement also provides generally that neither the Company nor any of its affiliates (other than the Subsidiary or an entity owned by Baxter and the Company in the same proportion as the Subsidiary is owned), directly or indirectly, will engage in the production, manufacture, marketing, sale or distribution of any product which competes with any product of the Subsidiary's business or any product that is supplied by Baxter pursuant to the terms of the Supply Agreement for the later of (i) a period of five years after the effective date or (ii) one year after the date on which the Company neither has voting control of the Subsidiary nor has a designee on the Subsidiary's board of directors, but in no event later than fifteen years after the effective date, other than with respect to products supplied by Baxter under the Supply Agreement, in which case the Company's obligations expire when such supply obligations of Baxter expire.

          The Non-Competition Agreement further provides generally that neither the Subsidiary nor any of its affiliates, directly or indirectly, will engage in the production, manufacture, marketing, sale or distribution of any product which directly competes with any product supplied by Baxter under the Supply Agreement, except if such production, manufacture, marketing, sale or distribution is conducted by the Subsidiary or an entity owned by Baxter and the Company in substantially the same proportions as the Subsidiary is owned, for use in "ex vivo cell processing", as defined. The Subsidiary's obligations with respect to any such supplied products expire on the later of (i) eleven years after the effective date of the Non-Competition Agreement or (ii) the date on which Baxter's obligation to supply such product expires or is terminated under the terms of the Supply Agreement for a reason other than the Subsidiary's breach but in no event later than fifteen years after the effective date, other than with respect to products supplied by Baxter under the Supply Agreement, in which case the Subsidiary's obligations expire when such supply obligations of Baxter expire. In addition, neither the Subsidiary nor any of its affiliates, directly or indirectly, will enable the Company, any of the Subsidiary's other affiliates or any third party to engage in the marketing, sale or distribution of any of the Subsidiary's products distributed or to be distributed by Baxter in the "Field of Distribution", as defined above, under the Marketing Agreement. The Subsidiary's obligations with respect to the products distributed by Baxter expire on the date on which the Marketing Agreement expires or is terminated for a reason other than the Subsidiary's breach.

          The Non-Competition Agreements also provides generally that neither the Company nor the Subsidiary, nor any of their affiliates, directly or indirectly, will engage in the marketing, sale or distribution of any product which directly competes with any product of Baxter for the separation of human blood into its constituents while a live donor or patient is connected to the separation device for the later of (i) five years after the effective date, (ii) one year after the date on which Baxter neither owns 10% or more of the common stock of the Subsidiary on a fully-diluted basis nor has a designee on the Subsidiary's board of directors, or (iii) the date on which the Marketing Agreement expires.

          The Non-Competition Agreement further provides for Baxter, the Company and the Subsidiary to maintain the confidentiality of all confidential information received from each other for a period of fifteen years and to use such confidential information only in furtherance of the recipient's rights and obligations under the Asset Purchase Agreement and the other agreements to be delivered at the Closing.

          The Sublicenses
          ---------------

          The Sublicense Agreements provide for the grant to the Subsidiary of substantially all of Baxter's rights under four license agreements and for the assumption by the Subsidiary of Baxter's obligations as licensee thereunder, including payment of all royalties, annual maintenance fees and other required payments. Two of the sublicenses are under licenses to Baxter from Becton Dickenson and relate, respectively, to (i) CD34+ technology for use in applications other than diagnostic applications and
     (ii) certain antibodies which attach to CD20+ and CD10+ B cells. A third sublicense is under a non-exclusive license from Cetus Oncology Corporation d/b/a/ Chiron Therapeutics and relates to the manufacture, use and sale of specific antibodies and cell lines for the ex vivo therapeutic treatment of human cancer. The fourth sublicense is under a non-exclusive license from Professor Bernd Dorken and relates to certain cell lines for the production of antibodies to be used in the extracorporeal therapeutic treatment or diagnosis of Non-Hodgkins lymphoma and other specified malignancies.

     Class A Preferred Shares

     The following is a summary of the terms of the Class A Preferred Shares to be issued to Baxter in connection with the Proposed Acquisition as set forth in the Certificate of Designations (Annex E). Under the Asset Purchase Agreement, Class A Preferred Shares may not be issued by the Company to any person or entity other than Baxter.

          Voting Rights
          -------------

          Except as otherwise required by law, the holders of Class A Preferred Shares will not have the right to vote on any matter submitted to a vote of the Company's stockholders. With respect to all questions as to which, under law, stockholders are entitled to vote by classes, the holders of Class A Preferred Shares will vote together as a single class separately from the holders of Common Stock. Notwithstanding the foregoing, the Company will not be permitted to amend its Certificate of Incorporation to provide for the creation or issuance of any class or series of capital stock which will rank pari passu or senior to the Class A Preferred Shares in priority to receive the "Liquidation Preference", as defined below, without the affirmative vote or written consent of the holders of a majority of the then issued and outstanding Class A Preferred Shares.

          Conversion
          ----------

          Each Class A Preferred Share will be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after 18 months after the original issuance date into that number of fully paid and nonassessable shares of Common Stock as is determined by dividing $1,000 by the "Conversion Price" in effect at the time of conversion. The "Conversion Price" initially will be the highest average of the closing bid prices per share of Common Stock for any sixty (60) consecutive trading day period commencing with the date on which the Class A Preferred Shares are initially issued (the "Original Issuance Date") and ending on the date which is eighteen (18) months from such date, but in no event will the Conversion Price be less than $5.50 or greater than $7.50, subject, however, to adjustment for dilutive events, including a subdivision or combination of the outstanding shares of Common Stock, a stock split, stock dividend, cash dividend or other distribution with respect to the Company's outstanding securities, a reorganization, reclassification, merger, consolidation or sale of substantially all of the Company's assets, or the Company's sale of Common Stock at a price less than $3.00 per share or in excess of $10,000,000 in the aggregate during the 18-month period following the Original Issuance Date.

          Each Class A Preferred Share automatically will be converted into shares of Common Stock at the then effective Conversion Price (i) seven years after the Original Issuance Date, (ii) immediately prior to the effective time of any merger, sale of assets, reorganization or like event (if such event occurs prior to eighteen (18) months from the Original Issuance Date, then the Conversion Price will be equal to the fair value of the consideration to be received by the holder of a share of Common Stock, as determined in good faith by the Company's Board of Directors, but in no event greater than $7.50), or (iii) upon the written election of the holders of not less than a majority in voting power of the then outstanding Class A Preferred Shares.

          Liquidation Preference
          ----------------------

          In the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the holders of Class A Preferred Shares will be entitled to be paid first out of the assets of the Company available for distribution to holders of the Company's capital stock of all classes, before payment or distribution of any of such assets to the holders of any other class of the Company's capital stock, an amount equal to $1,000 per Class A Preferred Share (the "Liquidation Preference"), which amount will be subject to equitable adjustment whenever there is a stock dividend, stock split, combination of shares, reclassification or other similar event affecting such shares, and will include any accrued but unpaid dividends. After payment is made in full to the holders of Class A Preferred Shares or funds necessary for such payment have been set aside by the Company in trust for the account of the holders of Class A Preferred Shares to be available for such payment, the remaining assets of the Company will be distributed ratably to the holders of Common Stock to the exclusion of the Class A Preferred Shares. If the assets of the Company are insufficient to permit the payment in full to the holders of Class A Preferred Shares of all amounts distributable to them, then the entire assets of the Company available for such distribution will be distributed ratably among the holders of Class A Preferred Shares in proportion to the full preferential amount each such holder is otherwise entitled to receive.

          A consolidation or merger of the Company with or into another unaffiliated corporation or a sale of all or substantially all of the assets of the Company will not be regarded as a liquidation, dissolution or winding up of the affairs of the Company.

          Dividends
          ---------

          The holders of the Class A Preferred Shares will be entitled to receive dividends thereon at the rate of 6% of the Liquidation Preference per share per annum (as adjusted for any combinations, consolidations, stock distributions or stock dividends with respect to such shares) as and when declared by the Board of Directors, before any dividend or distribution is declared, set apart for, or paid upon the Common Stock, which dividend will be payable in additional Class A Preferred Shares, each valued at their Liquidation Preference. The dividends will be cumulative, so that if the Company fails in any fiscal year to pay such dividends on all of the issued and outstanding Class A Preferred Shares, such deficiency in the dividends will be fully paid before any dividends or distributions will be paid on or set apart for the Common Stock. All dividends and distributions on the Class A Preferred Shares will be made pro rata per share to all holders of Class A Preferred Shares; provided, however, that, notwithstanding the foregoing, until all cumulative dividends on the Class A Preferred Shares are fully paid, all dividends and distributions on the Class A Preferred Shares will be made ratably to the holders thereof in proportion to the respective amounts that would be payable on such shares if such dividend arrearages were paid in full.

          Miscellaneous
          -------------

          The Class A Preferred Shares are not subject to any mandatory redemption or sinking fund provisions, nor are the holders thereof entitled to any preemptive rights to subscribe for or to purchase any shares or securities of any class that may at any time be issued, sold or offered for sale by the Company.


DESCRIPTION OF THE COMPANY

     A complete description of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 1996 (the "10-K Report"), a copy of which is attached as Annex B to this Proxy Statement. Since the filing of the
                     -------
Form 10-K, the Company has acquired an exclusive worldwide license with respect to Blood Factor IXa protein from Columbia University, has employed Richard E. Kouri, Ph.D., as Senior Vice President, Research and Chief Executive Officer of VIMRx Genomics, Inc., the Company's subsidiary, and Mr. Allan R. Goldberg has resigned as Chairman of the Board and Chief Executive Officer of Innovir Laboratories, Inc., a subsidiary of the Company. Additional information is set forth in the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 (the "10-Q Report"), a copy of which is attached as Annex C
                                                                        -------
to this Proxy Statement. Statements in the 10-K Report and 10-Q Report are modified or superseded, for purposes hereof, to the extent that a statement contained in this Proxy Statement modifies or supersedes such statements.

     See also "Selected Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," Items 6 and 7, respectively, of the 10-K Report, and the other information appearing therein, and the information appearing in the 10-Q Report.

DESCRIPTION OF THE DIVISION

     A description of the Division, followed by pro forma financial information of the Company and the Division, is set forth commencing on page 16 of this Proxy Statement. The audited financial statements of the Division as of December 31, 1995 and 1996 and for each of the years in the three-year period ended December 31, 1996, together with unaudited financial statements of the Division as of June 30, 1997 and for the six months ended June 30, 1996 and 1997, are included herein commencing on page F-1.

ACCOUNTING TREATMENT

     For accounting purposes the transaction is being treated as a purchase.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The Company will not realize any gain or loss, for Federal income tax purpose, from the issuance of Common Stock and Class A Preferred Shares to Baxter pursuant to the Asset Purchase Agreement.

     The Proposed Acquisition will not have any federal income tax consequences to the Company's current stockholders.

REQUIRED VOTE

     Approval of the Proposed Acquisition requires the affirmative vote by the holders of a majority of the votes cast in person or represented by proxy at the Special Meeting.

OPINION OF FINANCIAL ADVISOR

     In December 1996, the Company retained Lazard Freres to act as its exclusive financial advisor with respect to the Proposed Acquisition, to assist in the negotiations with Baxter and in consummating the transaction, and to advise as to the fairness of the Proposed Acquisition to the Company's stockholders, from a financial point of view. In consideration of its services, the Company has agreed to pay Lazard Freres a fee of $400,000 in cash and 404,120 shares of the Company's Common Stock in the event the Proposed Acquisition is consummated, and to reimburse Lazard Freres for its expenses.
The Company has also agreed to indemnify Lazard Freres against any action, claim, proceeding or investigation arising out of its engagement by the Company, other than if a court finds the liability resulted from the bad faith or gross negligence of Lazard Freres and/or its employees or agents. On September 24, 1997, at a special meeting of directors held by telephone conference call to discuss the Proposed Acquisition, a managing director of Lazard Freres indicated he believed Lazard Freres would be in a position to give its opinion that the Proposed Acquisition was fair, from a financial point of view, to the Company's stockholders. Thereafter, upon completion of its due diligence and analysis, Lazard Freres gave its written opinion to such effect, a copy of which is attached as Annex F.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     In determining whether to approve the Proposed Acquisition and recommend its approval by the Company's stockholders, the Board of Directors considered a number of factors, including the following:

     . The advanced technology and intellectual property rights being acquired.

     . The potential dramatic increase in revenues upon approval of the Isolex(R) 300SA by the Food and Drug Administration (the "FDA").

     .    The strategic benefits from an alliance with Baxter.

     .    The view of Lazard Freres.


     The Company's Board of Directors also considered a variety of potentially negative factors in its deliberations concerning the Proposed Acquisition, including the following:

     . The critical need for and the uncertainty of obtaining FDA approval on a timely basis, if at all.

     . The unprofitability of the Division, the substantial monthly cash funding required for its operations and the limited cash resources of the Company.

     IN VIEW OF THE FOREGOING AND SUCH OTHER MATTERS AS IT DEEMED RELEVANT, THE BOARD APPROVED THE PROPOSED ACQUISITION AND THE ASSET PURCHASE AGREEMENT AS BEING IN THE BEST INTEREST OF THE COMPANY'S STOCKHOLDERS.

     The foregoing discussion of the information and factors considered and given weight by the Company's Board of Directors is not intended to be exhaustive, but is believed to include the material factors considered by the Board. In addition, in reaching the determination to approve the Proposed Acquisition, in view of the wide variety of factors considered in connection with its evaluation, the Company's Board did not find it practical to, and did not, quantify or otherwise attempt to assign any relative or specific weights to the foregoing factors, and individual directors may have given differing weights to different factors.

     ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE PROPOSED ACQUISITION.

               PROPOSAL II - APPROVAL OF AMENDMENT TO AMENDED AND
                     RESTATED CERTIFICATE OF INCORPORATION

BACKGROUND

     The Board of Directors has adopted, subject to stockholder approval, an amendment to Article FOURTH of the Company's Amended and Restated Certificate of Incorporation, authorizing 1,000,000 shares of "blank check" preferred stock, of which [100,000] shares will be designated Class A Preferred Shares to effectuate the transactions contemplated by the Proposed Acquisition and the balance will be available for subsequent financings and other corporate purposes. A copy of the form of Amendment authorizing the "blank check" Preferred Stock is attached as Annex D to this Proxy Statement, and a copy of the Certificate of
   -------
Designations setting forth the terms of the Class A Preferred Shares is attached as Annex E to this Proxy Statement.
   -------

EFFECTS OF AMENDMENT

     The Amendment will provide the Board of Directors with the authority, without further action by the stockholders, to issue from time to time up to 1,000,000 shares of Preferred Stock. The Board of Directors will be authorized to establish and designate the classes, series, voting powers, designations, preferences and relative, participating, optional or other rights, and such qualifications, limitations and restrictions of the Preferred Stock as the Board may determine in its sole discretion without further vote or action by the stockholders.

     The rights, preferences, privileges, and restrictions or qualifications of different series of Preferred Stock may differ with respect to dividend rates, amounts payable on liquidation, voting rights, conversion rights, redemption provisions, sinking fund provisions, and other matters. The issuance of Preferred Stock could decrease the amount of earnings and assets available for distribution to holders of Common Stock or could adversely affect the rights and powers, including voting rights, of holders of Common Stock.

     The existence of the Preferred Stock, and the power of the Board of Directors of the Company to set its terms and issue a series of Preferred Stock at any time without stockholder approval, could have certain anti-takeover effects. These effects include that of making the Company a less attractive target for a "hostile" takeover bid or rendering more difficult or discouraging the making of a merger proposal, assumption of control through the acquisition of a large block of Common Stock or removal of incumbent management, even if such actions could be beneficial to the stockholders of the Company.

     In order to effectuate the Proposed Acquisition, the Board has designated [100,000] shares of Preferred Stock as Class A Preferred Shares and has agreed not to issue any class or series of capital stock which will rank pari passu or senior to the Class A Preferred Shares without the affirmative vote or written consent of the holders of a majority of the then issued and outstanding Class A Preferred Shares. See "Proposal I - Approval of Proposed Acquisition - Terms of the Proposed Acquisition - Class A Preferred Shares" and Annex E to this Proxy
                                                         -------
Statement.

REQUIRED VOTE

     Approval of the Amendment requires the affirmative vote of a majority of the outstanding shares of Common Stock.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table sets forth certain information as of the Record Date with respect to the beneficial ownership of Common Stock by (i) each person known to the Company to be the beneficial owner of five percent or more thereof,
(ii) each director of the Company, (iii) each of the individuals named in the Summary Compensation Table under Part III, Item 11 - Executive Compensation of the 10-K Report (Messrs. Richard L. Dunning, the Company's Chief Executive Officer, Alfonso J. Tobia, Ph.D., Executive Vice President, and Francis M. O'Connell, Vice President, Finance of the Company), and (iv) all executive officers and directors as a group. All persons identified below as holding options and/or Common Stock purchase warrants (the "Warrants") are deemed to be beneficial owners of shares of Common Stock subject to such options or purchasable upon exercise of such Warrants by reason of their right to acquire such shares within 60 days after the Record Date through the exercise of such options and/or the Warrants.

                                                           SHARES             PERCENT
                      NAME                           BENEFICIALLY OWNED    OUTSTANDING
                      ----                           ------------------    -----------
Richard L. Dunning...............................             303,595(1)        *
Francis M. O'Connell.............................              50,740(2)        *
Alfonso J. Tobia, Ph.D...........................              75,000(3)        *
Donald G. Drapkin................................           562,500(4)(5)           1.0%
Laurence D. Fink.................................           433,333(4)(6)       *
Jerome Groopman, M.D.............................              50,000(4)        *
Linda G. Robinson................................             183,333(4)        *
Eric A. Rose, M.D................................             584,900(7)            1.1%
Lindsay A. Rosenwald, M.D........................         6,114,999(4)(8)          10.7%
  787 Seventh Avenue
  New York, New York 10019
Michael Weiner, M.D..............................              62,410(4)        *
Paramount Capital Asset Management Inc...........           4,049,999(9)            7.3%
  c/o Lindsay A. Rosenwald, M.D.
  787 Seventh Avenue
  New York, New York 10019
Mellon Bank Corporation..........................           2,865,000(10)           5.2%
  One Mellon Bank Center
  Pittsburgh, Pennsylvania 15258
All directors and executive officers as a group             8,583,310(11)          14.7%
  (11 persons)...................................

*  Less than one percent.

(1) Consists of currently exercisable options to purchase 300,000 shares owned by Mr. Dunning, 2,095 shares owned by a daughter of Mr. Dunning, and 500 shares owned by each of Mr. Dunning's spouse, son and another daughter, respectively. Mr. Dunning disclaims beneficial ownership of the shares held by his spouse, son and daughters.

(2) Consists of currently exercisable options to purchase 50,000 shares owned by Mr. O'Connell and 740 shares owned by Mr. O'Connell's spouse as custodian for their son under the Uniform Gift to Minors Act. Mr. O'Connell disclaims beneficial ownership of the shares held by his spouse as custodian for their son.

(3)  Consists of currently exercisable options.

(4) Includes 100,000 shares for Mr. Drapkin and 50,000 shares for each of Mr. Fink, Dr. Groopman, Ms. Robinson, Dr. Rosenwald and Dr. Weiner of restricted stock which commenced vesting at the rate of 25% per year on June 20, 1997, each such vesting subject to the respective individual continuing to serve as a director of the Company, and subject to a non-lapsing right of first refusal by the Company.

(5)  Includes currently exercisable options to purchase 362,500 shares.

(6) Includes 66,666 shares owned by a family trust for the benefit of Mr. Fink's children. Mr. Fink disclaims beneficial ownership of the shares held by the family trust.

(7)  Includes currently exercisable options to purchase 262,500 shares.

(8) Includes currently exercisable options to purchase 2,015,000 shares owned by Dr. Rosenwald, and the 4,049,999 shares beneficially owned by Paramount Capital Asset Management, Inc. ("PCAM") (see note (9) below). Dr. Rosenwald serves as President and is sole shareholder of PCAM. Dr. Rosenwald disclaims beneficial ownership of the shares beneficially owned by PCAM.

(9) Information is from a Schedule 13D dated December 23, 1996 filed by PCAM which is the investment manager of The Aries Trust (the "Aries Trust") and the general partner of Aries Domestic Fund, L.P. (the "Aries Limited Partnership"), and reports shared voting and dispositive power of 1,324,999 shares and 2,750,000 shares, respectively, by the Aries Trust and the Aries Limited Partnership.

(10) Information is from a Schedule 13G dated January 24, 1997, filed by Mellon Bank Corporation, which reflects sole voting power with respect to 2,865,000 shares and sole dispositive power with respect to 2,750,000 shares.

(11) Includes currently exercisable options to purchase 125,000 shares owned by an executive officer not named on the table. See also notes (1)-(8).

     On the Record Date, the outstanding Common Stock was held by ___ registered stockholders.


                             STOCKHOLDER PROPOSALS

     Any stockholder proposal to be considered for inclusion in the Company's proxy soliciting material for the 1998 Annual Meeting of Stockholders must be received by the Company at its principal office by December 31, 1997.

                                 OTHER MATTERS

          Management does not know of any matter to be brought before the Special Meeting other than as described above. In the event any other matter properly comes before the Special Meeting, the persons named in the accompanying form of proxy have discretionary authority to vote on such matters.

                                  THE DIVISION



GENERAL



     The Division, which commenced operations on January 1, 1993, is engaged in the development, manufacture, marketing and distribution of specialized instruments used in ex vivo cell research and therapies. The Division's cell processing instruments are used in combination with biological reagents and other instruments to provide integrated systems for manipulation of cells extracted from patients. These cell processing instruments are used in the treatment of various diseases, including various forms of cancer.


     The Division is global in nature with headquarters in Irvine, California, a research facility in Round Lake, Illinois, and customer training, service and limited manufacturing and research capabilities in Munich, Germany. The Subsidiary is not acquiring the Division's facilities in Round Lake, Illinois and Munich, Germany and, following the Closing of the Proposed Acquisition, operations will be consolidated at the Irvine, California facility.


     The Division currently markets the Isolex(R) Cell Separator, an automated, sterile path instrument for the positive clinical separation of specific cell populations from blood and bone marrow (positive cell selection). In positive cell selection, a targeted cell population is captured and retained for reinfusion or for further biological manipulation. The Division offers three versions of the Isolex(R) Cell Separator instrument: the smaller scale Isolex(R) 50 Cell Separator for research use; the clinical scale semi-automated 300SA Cell Separator; and the fully automated 300i Cell Separator. All three versions are currently marketed for therapeutic and/or research purposes in Europe. As the Division has not yet received local regulatory approval of the instruments for therapeutic purposes, sales in the United States and Japan are limited to research laboratories and institutions on a cost recovery basis.


     In addition to the positive selection Isolex(R) Cell Separator, the Division markets the MaxSep(R) System. The semi-automated MaxSep(R) System is a negative selection system in which undesired cells are removed from a diverse population of cells. The MaxSep(R) System is currently marketed for therapeutic purposes in Europe.


     The Division also markets various ancillary products which are utilized in the cell manufacturing cycle. These products include the following: Cryocyte(TM) containers used in the freezing of blood components; Lifecell(R) tissue culture flasks which provide a closed system environment for culturing cells; CFU stem cell kit used to measure stem cell colony formation in samples of bone marrow, peripheral blood, cord blood, or selected CD34 cells; and Harvester(TM), a cell collection device used primarily to reduce large cell volumes.

SELECTED FINANCIAL DATA

STATEMENT OF OPERATIONS:                        YEAR ENDED DECEMBER 31,                       SIX MONTHS ENDED
                                                                                                  JUNE 30,
                                         1993(1)    1994       1995       1996                1996(1)    1997(1)
                                       ---------  ---------  ---------  ---------           ---------  ---------

                                             (DOLLAR AMOUNTS IN THOUSANDS)
Revenue..............................  $ 13,616   $ 19,702   $ 22,564   $ 23,947            $ 11,915   $  7,816
Cost of goods sold...................     7,550      9,943     11,608     11,638               5,456      5,506
  Gross profit.......................     6,066      9,759     10,956     12,309               6,459      2,310
Operating expenses:
  Research and development...........    33,373     35,308     35,711     34,699              17,409     12,069
  Sales, general and administrative..    12,187     12,324     13,356     13,254               6,597      5,429
    Total operating expenses.........    45,560     47,632     49,067     47,953              24,006     17,498
    Operating loss...................   (39,494)   (37,873)   (38,111)   (35,644)            (17,547)   (15,188)
Other income (expense):
  Loss on sale of investment.........        --         --     (1,388)        --                  --         --
  Gain on sale of Therasorb assets...        --         --         --        651                 651         --
  Other..............................        56          6        (39)     1,753                  19        287
    Total other income (expense).....        56          6     (1,427)     2,404                 670        287

  Net loss...........................  $(39,438)  $(37,867)  $(39,538)  $(33,240)           $(16,877)  $(14,901)
                                       --------   --------   --------   --------            --------   --------

BALANCE SHEET DATA:                                             DECEMBER 31,                           JUNE 30,
                                                  ----------------------------------------             --------
                                                    1993(1)    1994(1)    1995      1996                 1997(1)
                                                  --------   --------   --------   -------             --------
                                                       (DOLLAR AMOUNTS IN THOUSANDS)
Total current assets.................             $  5,820   $  9,566   $ 14,257   $17,025             $ 14,111
Total assets.........................               16,739     22,713     27,705    32,438               33,757
Total liabilities....................                3,573      6,059      5,789     7,109                4,586
Business equity......................               13,166     16,654     21,916    25,329               29,171

(1) Unaudited financial data.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

    The following discussion and analysis should be read together with the financial statements and notes thereto included elsewhere herein.

OVERVIEW

    The Division is a division of Baxter, which is a subsidiary of Baxter International, Inc. Historically, the Division had no separate legal status. As a result, separate financial statements of the Division were not prepared. Management's Discussion and Analysis of Financial Condition and Results of Operations herein is based on financial statements which have been prepared from the historical accounting records as if the Division had operated as a separate entity during all periods presented.

RESULTS OF OPERATIONS

    Six Months Ended June 30, 1997 Compared to Six Months Ended June 30, 1996

    Revenue for the six months ended June 30, 1997 decreased $4,099,000, or 34%, to $7,816,000 from $11,915,000 when compared to the six months ended June 30, 1996 primarily due to the transfer of the "Collections" product line to another
Baxter division in January 1997.    Revenue from this product line approximated
$6,397,000 for the six months ended June 30, 1996. The decrease in revenue related to the "Collections" product line was partially offset by increased demand for other Division products internationally.

    Cost of goods sold of $5,506,000 increased for the six months ended June 30, 1997 by $50,000, or 1%, when compared to $5,456,000 for the six months ended June 30, 1996. As a percentage of revenue, cost of goods sold increased to 70% in 1997 from 46% in 1996, primarily due to the transfer of the "Collections" product line, which had a higher profit margin than the other Division products.

    Research and development expenses were $12,069,000 for the six months ended June 30, 1997 and decreased $5,340,000, or 31%, when compared to $17,409,000 for the six months ended June 30, 1996. The decrease resulted primarily from a reduction in research and development personnel in October 1996 and decreased expenditures resulting from the transfer of the "Collections" product line.

    Sales, general and administrative expenses were $5,429,000 for the six months ended June 30, 1997, a decrease of $1,168,000 or 18%, as compared to $6,597,000 for the six months ended June 30, 1996. The decrease in these expenses was primarily due to the transfer of the "Collections" product line and the accompanying decrease in support related costs.

    Year Ended December 31, 1996 Compared to the Year Ended December 31, 1995

    Revenue for the year ended December 31, 1996 increased $1,383,000, or 6%, to $23,947,000 from $22,564,000 when compared to the year ended December 31, 1995. The increase in revenue is primarily attributable to increased sales of the Isolex(R) 300i Cell Separator subsequent to its regulatory approval in Europe.

    Cost of goods sold of $11,638,000 increased during 1996 by $30,000 when compared to $11,608,000 for the year ended December 31, 1995. As a percentage of revenue, cost of goods sold decreased to 49% in 1996 from 51% in 1995 primarily due to the increased sales of the Isolex(R) 300i Cell Separator, which has a slightly higher profit margin than the semi-automated instrument it replaced.

    Research and development expenses were $34,699,000 for 1996, a decrease of $1,012,000 or 3%, as compared to $35,711,000 for the year ended December 31, 1995. The decrease in research and development expenses is primarily attributable to a reduction in research and development personnel in October 1996.

    Sales, general and administrative expenses were $13,254,000 for 1996, a decrease of $102,000 or 1%, as compared to $13,356,000 for the year ended December 31, 1995. The decrease in these expenses was primarily due to reduced business development spending.

    Year Ended December 31, 1995 Compared to the Year Ended December 31, 1994

    Revenue for the year ended December 31, 1995 increased $2,862,000, or 15%, to $22,564,000 from $19,702,000 when compared to the year ended December 31, 1994. The increase in revenue is primarily attributable to sales of the Isolex(R) 300SA which received regulatory approval in Europe in 1995.

    Cost of goods sold of $11,608,000 increased during 1995 by $1,665,000 when compared to $9,943,000 for the year ended December 31, 1994. As a percentage of revenue, cost of goods sold remained relatively unchanged at 51% in 1995 when compared to 50% in 1994. The increase in absolute dollars is attributable to the increased level of sales.

    Research and development expenses were $35,711,000 for 1995, an increase of $403,000 or 1%, as compared to $35,308,000 for the year ended December 31, 1994. The increase in research and development expenses is primarily attributable to a reduction in research and development expenses during 1994 as the Division focused more resources on the commercialization of certain products.

    Sales, general and administrative expenses were $13,356,000 for 1995, an increase of $1,032,000 or 8%, as compared to $12,324,000 for the year ended December 31, 1994. The increase in these expenses was primarily due to increased personnel and marketing costs related to the introduction of the Isolex(R) 300i Cell Separator in late 1994.

LIQUIDITY AND CAPITAL RESOURCES

    The Division's liquidity has been derived principally from financing provided by Baxter. During the six months ended June 30, 1997, net cash used in operating activities was $12,805,000 as compared to net cash used in operating activities of $15,128,000 during the six months ended June 30, 1996. At June 30, 1997, total cash on hand amounted to $17,000 as compared to $35,000 at December 31, 1996.

    During the year ended December 31, 1996, net cash used in operating activities was $32,488,000 as compared to net cash used in operating activities of $39,410,000 during the year ended December 31, 1995. The reduction in net cash used in operating activities in 1996 as compared to 1995 was primarily due to the reduction in the Division's 1996 net loss as compared to 1995. At December 31, 1996, total cash on hand amounted to $35,000 as compared to $13,000 at December 31, 1995.

    Capital expenditures for the six months ended June 30, 1997 were $1,521,000 as compared to $882,000 for the six months ended June 30, 1996. The increase was primarily due to increased production of equipment utilized by laboratories performing research and clinical trials.

    Capital expenditures for the year ended December 31, 1996 were $6,468,000, an increase of $1,801,000 when compared to $4,667,000 for the year ended December 31, 1995. The increase was primarily due to the placement of the Isolex(R) 300SA and 300i instruments in various North American sites for clinical trials and research.

    International sales accounted for approximately 67%, 74% and 78% of the Division's revenues in 1994, 1995 and 1996, respectively. Increases in the exchange rate of the U.S. dollar against specific currencies could cause the Division's products to become relatively more expensive to customers in an affected country, leading to a reduction in sales or profitability in that country.

    Management believes its continuing efforts to moderate research and development expenditures relative to contributions from product sales and Baxter's commitment to fund the ongoing operating shortfall will provide sufficient liquidity to enable the Division to meet its current operating and capital needs for at least the next 12 months.

    In the event the Proposed Acquisition is consummated, the Company's management believes the funding provided to the Subsidiary (the successor to the Division) will be adequate to meet the Subsidiary's operating and capital needs for in excess of 12 months.


THE ISOLEX(R) CELL SEPARATOR

    The Division has developed a technological expertise in the separation of cells by immunoselection which has the potential of being used in many cellular therapies. The foundation of this expertise is the Division's proprietary immunomagnetic instrument and companion disposables for cell separation called the Isolex(R) Cell Separator. The Isolex(R) Cell Separator employs highly specific murine anti-human antibodies which target CD34+ hematopoietic stem cells. These antibody-marked cells are captured by rosetting them with magnetic beads coated with sheep anti-murine antibodies which recognize the antibodies targeting the desired cells. The rosetted cells are then separated away from non-targeted cells when passed through a magnetic field. After the non-target cells are removed, the specific release of captured cells is accomplished by a peptide which competes for the antibody targeting the captured cell. This proprietary instrument and selection process allows for very pure preparations of cells whose surfaces are free of biological reagents used in the capture process. This process also enables the simultaneous or subsequent use of additional antibodies to subdivide or further enrich the targeted cell population. This is particularly important in treatments where any contaminating cells may have adverse effects or where unique subsets of cells are desirable, such as in gene therapy applications.

    The Division has developed and launched the Isolex(R) Cell Separator, an automated, sterile path instrument for the clinical separation of specific cell populations from blood or bone marrow. Three versions of this instrument have been developed: the smaller scale Isolex(R) 50 Cell separator for research use; the clinical scale semi-automated 300 SA Cell Separator; and the fully automated 300i Cell Separator. To date, the Division's management team has obtained approval of these products in Europe and is currently pursuing approval in the United States from the FDA; its application for pre-market approval for the 300SA is currently under review by the FDA.

    Compared to other cell separation instruments, management believe the automated Isolex(R) Cell Separator provides the following advantages:

    . MINIMIZES REQUIRED OPERATOR ATTENTION - Automated, sterile path processing allows multiple procedures to be run simultaneously in busy laboratories. The Isolex(R) 300i Cell Separator is intended to provide reproducible purities and yields in approximately 2.5 hours.

    . FACILITATES REGULATORY COMPLIANCE FOR THE OPERATOR - Since an automated, sterile path instrument generally provides consistent reproducible quality processing, it may facilitate regulatory review and compliance in a current good manufacturing practices environment.

    . REDUCES THE NEED FOR ADDITIONAL EQUIPMENT - Since the Isolex(R) 300i Cell Separator incorporates proprietary cell washing technology directly into the device, no external centrifugation is required in the selection process.


PRODUCTS

    The Division's products are sold outside the United States through Baxter Biotech's sales force along with other cell handling instruments to provide turn-key operations to cell processors. The Division has been recording substantive sales over the last several years outside of the United States. This includes the sales of the Division's

Isolex(R) 50 and Isolex(R) 300 Cell Separator instruments as well as its other cell processing products used in cell culture, cell enumeration, blood component cryopreservation and infusion. The sales of the Division related to Isolex(R) products were $6.2 million for the year ended December 31, 1995 and $9.8 million for the year ended December 31, 1996.

COMPETITION

    In general, the Division may face competition from cellular device companies. Like the Division, there are several product focused companies attempting to develop turn-key devices for cell processing. CellPro, Inc. and Amcel Corp. are the most direct competitors; however, management believes that the greater automation of the Division's instruments provide it with a competitive advantage. In addition, the Division's proprietary peptide release system may provide additional purity by selectively releasing only targeted cells to leave behind non-specifically bound contaminating cells.


INTELLECTUAL PROPERTY

    The Division's intellectual property estate is arranged into four general patent families:

          1.   Selection systems;
          2.   Bioreactor and culture systems;
          3.   Reagents for use in selection; and
          4.   Culturing cell compositions.

    The selection system encompasses the Isolex(R) Cell Separator and similar instruments. This patent family includes patents and patent applications directed to the basic selection device having two magnets for capturing the paramagnetic beads and patents and applications directed to the specific device configuration. The disposable set for the Isolex(R) 300i Cell Separator incorporates a patented spinning membrane technology used for cell washing.

EMPLOYEES

    The Division believes relations with employees to be good. Following the Closing of the Proposed Acquisition, the Subsidiary will have 86 employees, all of whom will be located at the Subsidiary's headquarters in Irvine, California.


PROPERTIES

    Following the Closing of the Proposed Acquisition, the Subsidiary will assume the Irvine, California lease. The lease is for a building consisting of approximately 59,600 square feet, provides for a current monthly rental of $40,500 plus real estate taxes and operating costs, expires November 30, 2004 and contains two five-year renewal options.

                           VIMRX PHARMACEUTICALS INC.
                         UNAUDITED PRO FORMA CONDENSED
                             FINANCIAL INFORMATION

    The unaudited pro forma condensed statement of operations for the year ended December 31, 1996 and the six month period ended June 30, 1997 set forth in this Proxy Statement gives effect to the Proposed Acquisition as if it had occurred on January 1, 1996. The unaudited pro forma condensed balance sheet at June 30, 1997 gives effect to the Proposed Acquisition as if it had occurred on June 30, 1997. The pro forma condensed statement of operations excludes material non-recurring charges related to purchased in-process research and development which totaled approximately $40.1 million.

    For accounting purposes, the Proposed Acquisition was treated as a purchase. Accordingly, for purpose of these unaudited pro forma condensed combined statements of operations, the excess of the purchase price over the fair market value of the acquired assets is amortized over 12 years.

    The unaudited pro forma condensed financial statements have been prepared by the Company's management based upon the financial statements of the Division and the Company included elsewhere herein. Unaudited pro forma financial data do not purport to be indicative of either the future results of operations or the results of operations that would have occurred if the Proposed Acquisition had been consummated on the indicated dates. The pro forma adjustments are based on available information and certain assumptions that the Company believes to be reasonable. The unaudited pro forma condensed financial statements should be read in conjunction with the audited financial statements contained elsewhere herein.

              Unaudited Pro Forma Condensed Combined Balance Sheet
                                 June 30, 1997


                                                               Historical
                                                                 Baxter
                                                             Immunotherapy        Pro Forma           Pro Forma
                                          Historical VIMRx      Division         Adjustments           Combined
                                          -----------------     --------        -------------       --------------
                 Assets
                 ------
Cash and cash equivalents...............      $  2,445,000         $    17,000  $    (17,000)  (1)   $ 32,445,000
                                                                                  30,000,000   (5)
Securities held for sale................        34,372,000                  --            --           34,372,000
Receivables.............................                --           5,876,000    (5,876,000)  (1)             --
Inventory...............................                --           7,717,000    (3,224,000)  (1)      7,093,000
                                                                                   2,600,000   (4)
Prepaid expenses and other..............           246,000             501,000       (95,000)  (1)        652,000
                                              ------------         -----------  ------------         ------------
    Total current assets................        37,063,000          14,111,000    23,388,000           74,562,000
Equipment, net..........................         3,096,000          15,272,000    (6,310,000)  (1)     16,919,000
                                                                                   4,861,000   (4)
Marketable equity securities............           286,000                  --            --              286,000
Intangible assets.......................                --           4,273,000    (3,415,000)  (1)      2,985,000
                                                                                   2,127,000   (4)
Goodwill................................         1,030,000                  --    25,597,000   (4)     26,627,000
Patents.................................                --                  --     2,737,000   (4)      2,737,000
Workforce...............................                --                  --     3,140,000   (4)      3,140,000
Other assets............................           292,000             101,000      (101,000)  (1)        292,000
                                              ------------         -----------  ------------         ------------
          Total assets..................        41,767,000          33,757,000    52,024,000          127,548,000
                                              ============         ===========  ============         ============
             Liabilities
             -----------
Accounts payable and accrued expenses...      $  1,845,000           4,218,000   $(4,218,000)  (1)   $  3,545,000
                                                                                   1,700,000   (3)
Related party payables..................                --             368,000      (368,000)  (1)             --
Term note payable-warrantholder.........            36,000                  --            --               36,000
Capital leases-current portion..........           472,000                  --            --              472,000
                                              ------------         -----------  ------------         ------------
    Total current liabilities...........         2,353,000           4,586,000    (2,886,000)           4,053,000

Term note payable-warrantholders........           227,000                  --            --              227,000
Capital leases..........................           292,000                  --            --              292,000
Convertible debt........................                --                  --    30,000,000   (5)     30,000,000
                                              ------------         -----------  ------------         ------------
          Total liabilities.............         2,872,000           4,586,000    27,114,000           34,572,000
                                              ------------         -----------  ------------         ------------

Minority interest.......................         1,035,000                  --     2,870,000   (4)      3,905,000
                                              ------------         -----------  ------------         ------------

       Shareholders equity
       -------------------
Class A Convertible Preferred Stock.....                --                  --    54,580,000   (3)     54,580,000
Common Stock............................            55,000                  --        11,000   (3)         66,000
Additional paid-in capital..............        90,649,000                  --    36,709,000   (3)    127,358,000
Business equity.........................                --          29,171,000   (14,452,000)  (1)             --
                                                                                 (14,719,000)  (4)
Unearned compensation...................          (534,000)                 --            --             (534,000)
Unrealized gain on investment...........          (167,000)                 --            --             (167,000)
Cumulative translation adjustment.......           (65,000)                 --            --              (65,000)
Deficit accumulated during development
 stage..................................       (52,078,000)                 --   (40,089,000)  (4)    (92,167,000)
                                              ------------         -----------  ------------         ------------
    Total shareholder's equity..........        37,860,000          29,171,000    22,040,000           89,071,000
                                              ------------         -----------  ------------         ------------

                                              $ 41,767,000         $33,757,000  $ 52,024,000         $127,548,000
                                              ============         ===========  ============         ============

See notes to unaudited pro forma condensed financial statements.

           Unaudited Pro Forma Condensed Combined Statement of Operations
                      For the Year Ended December 31, 1996


                                                      Historical Baxter
                                        Historical      Immunotherapy       Pro Forma          Pro Forma
                                           VIMRx          Division         Adjustments         Combined
                                     ---------------  ------------------  ------------         ---------
Revenues:
---------
Revenue..............................  $         --        $ 23,947,000   $(17,527,000)  (1)(2)  $  6,420,000
Total cost of sales..................            --          11,638,000     (5,290,000)  (1)(2)     8,948,000
                                                                             2,600,000   (4)
                                     ---------------  ------------------  ------------           ------------
           Gross profit (loss).......            --          12,309,000    (14,837,000)            (2,528,000)
                                     ---------------  ------------------  ------------           ------------

Operating Expenses
------------------
Research and development.............     2,950,000          34,699,000     (3,332,000)  (1)(2)    34,803,000
                                                                               486,000   (4)
Purchased research and                   14,484,000                  --             --             14,484,000
 development.........................
Royalty expense......................       100,000                  --             --                100,000
Goodwill amortization................            --                  --      2,622,000   (4)        2,622,000
General and administrative...........     4,300,000          13,254,000    (10,643,000)  (1)(2)     6,911,000
                                     ---------------  ------------------  ------------           ------------
           Total operating expenses..    21,834,000          47,953,000    (10,867,000)            58,920,000
                                     ---------------  ------------------  ------------           ------------

Operating (loss).....................   (21,834,000)        (35,644,000)    (3,970,000)           (61,448,000)
                                     ---------------  ------------------  ------------           ------------
Other (income) expenses:
Minority interest in net loss of
  consolidated subsidiary............      (116,000)                 --     (6,999,000)  (4)       (7,115,000)
Interest income......................    (1,792,000)                 --             --             (1,792,000)
Interest expense.....................       329,000                  --      1,950,000   (5)        2,279,000
Gain on sale of Therasorb
  assets.............................            --            (651,000)       651,000   (1)               --
Other, net...........................      (395,000)         (1,753,000)     1,788,000   (1)         (360,000)
                                     ---------------  ------------------  ------------           ------------
Total other (income) expenses........    (1,974,000)         (2,404,000)    (2,610,000)            (6,988,000)
                                     ---------------  ------------------  ------------           ------------

Net (loss)...........................   (19,860,000)        (33,240,000)    (1,360,000)           (54,460,000)

Preferred Stock dividends............            --                  --     (4,657,000)  (6)       (4,657,000)
                                     ---------------  ------------------  ------------           ------------

Net loss applicable to Common          $(19,860,000)       $(33,240,000)  $ (6,017,000)          $(59,117,000)
 Stock
                                     ===============  ==================  ============           ============

Pro forma weighted average number of
 shares outstanding..................    39,398,644                         11,400,000   (3)       50,798,644
                                     ==============                       ============           ============

Net loss per share...................        $(0.50)                                                   $(1.16)
                                     ==============                                              ============



See notes to unaudited pro forma condensed financial statements.

           Unaudited Pro Forma Condensed Combined Statement of Operations
                     For the Six Months Ended June 30, 1997


                                                   Historical Baxter
                                     Historical      Immunotherapy      Pro Forma              Pro Forma
                                        VIMRx          Division        Adjustments             Combined
                                  --------------  ------------------  ------------           ------------
Revenues:
---------
Revenue...........................  $         --        $  7,816,000   $(2,759,000)  (1)(2)  $  5,057,000
Total cost of sales...............            --           5,506,000       349,000   (1)(2)     5,855,000
                                  --------------  ------------------  ------------           ------------
    Gross profit (loss)...........            --           2,310,000    (3,108,000)              (798,000)
                                  --------------  ------------------  ------------           ------------

Operating Expenses
------------------
Research and development..........     6,714,000          12,069,000      (225,000)  (1)(2)    18,801,000
                                                                           243,000   (4)
Purchased research and                 1,800,000                  --            --              1,800,000
 development......................
Royalty expense...................       100,000                  --            --                100,000
Goodwill amortization.............            --                  --     1,312,000   (4)        1,312,000
General and administrative........     4,128,000           5,429,000    (4,324,000)  (1)(2)     5,233,000
                                  --------------  ------------------  ------------           ------------
    Total operating expenses......    12,742,000          17,498,000    (2,994,000)            27,246,000
                                  --------------  ------------------  ------------           ------------

Operating (loss)..................   (12,742,000)        (15,188,000)     (114,000)           (28,044,000)
                                  --------------  ------------------  ------------           ------------
Other (income) expenses:
Minority interest in net loss of
  consolidated subsidiary.........    (1,876,000)                 --    (2,815,000)  (4)       (4,691,000)
Interest income...................    (1,282,000)                 --            --             (1,282,000)
Interest expense..................        83,000                  --       975,000   (5)        1,058,000
Other, net........................        40,000            (287,000)           --               (247,000)
                                  --------------  ------------------  ------------           ------------
Total other (income) expenses.....    (3,035,000)           (287,000)   (1,840,000)            (5,162,000)
                                  --------------  ------------------  ------------           ------------

Net (loss)........................    (9,707,000)        (14,901,000)    1,726,000            (22,882,000)

Preferred Stock dividends.........            --                  --    (2,329,000)  (6)       (2,329,000)
                                  --------------  ------------------  ------------           ------------

Net loss applicable to Common       $ (9,707,000)       $(14,901,000)  $  (603,000)          $(25,211,000)
 Stock............................
                                  ==============  ==================  ============           ============

Pro forma weighted average
number of shares outstanding......    54,626,741                       $11,400,000   (3)       66,026,741

                                  ==============                       ===========           ============

Net loss per share................        $(0.18)                                                  $(0.38)
                                  ==============                                             ============

See notes to unaudited pro forma condensed financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


1. Certain assets, the existing liabilities and the operations of the "Collections" and Therasorb product lines of the Division were not acquired by the Subsidiary and have been eliminated.

2. Concurrent to the Proposed Acquisition, the Subsidiary will enter into various agreements with Baxter under which Baxter will provide certain manufacturing, supply, marketing and administrative services. The charges from Baxter related to these agreements have been reflected as a reduction in revenues, an increase in cost of sales and a reduction in general and administrative expenses.

3. Per the asset purchase agreement, the Company will issue 11,000,000 shares of Common Stock, 40,000 shares of Class A Preferred Stock and additional shares of Class A Preferred Stock valued at $1,000 per share to total, together with the Common Stock, $50,000,000. Based on the June 30, 1997 closing sale price of $3.22 as reported on the Nasdaq National Market, an additional 14,580 shares of Class A Preferred Stock would be issued. The Company will also issue approximately 400,000 shares of Common Stock to Lazard Freres as part of the consideration for their services.

4. The purchase price is being allocated to inventory, the net tangible assets, goodwill and purchased in-process research and development which has been charged to operations. The purchased in-process research and development has been deemed to be non-recurring and directly attributable to the acquisition and accordingly has been excluded from the pro forma results of operations. The purchased in-process research and development of $40.1 million will be expensed in the period the transaction is consummated. The Subsidiary's Common Stock is eliminated and minority interest is established. Goodwill is being amortized on a straight line basis over a period of expected benefit of approximately 12 years.

5. Baxter will purchase $30,0000,000 of convertible debentures of the Subsidiary's 6-1/2% subordinated debentures. The $10,000,000 convertible debenture purchased by the Company will eliminate in consolidation and, therefore, is not recorded.

6.  To reflect preferred stock dividends which accumulate at a rate of 6%.

7. The Subsidiary also will issue a warrant to Baxter to purchase an additional 6% of the Subsidiary's common stock for $6,000,000.

                    IMMUNOTHERAPY DIVISION OF BAXTER BIOTECH
                  A DIVISION OF BAXTER HEALTHCARE CORPORATION

                         INDEX TO FINANCIAL STATEMENTS

                                                                          PAGE
                                                                          ----
FINANCIAL STATEMENTS:
Independent Auditor's Report.............................................  F-2
Balance Sheets as of December 31, 1995 and 1996..........................  F-3
Statements of Operations for the years ended December 31, 1994, 1995 and
 1996....................................................................  F-4
Statements of Cash Flows for the years ended December 31, 1994, 1995 and
 1996....................................................................  F-5
Notes to Financial Statements............................................  F-6
CONDENSED FINANCIAL STATEMENTS:
Balance Sheets as of December 31, 1996 (Audited) and June 30, 1997
 (Unaudited)............................................................. F-13
Statements of Operations for the six months ended June 30, 1996 and 1997
 (Unaudited)............................................................. F-14
Statements of Cash Flows for the six months ended June 30, 1996 and 1997
 (Unaudited)............................................................. F-15
Notes to Condensed Financial Statements (Unaudited)...................... F-16

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders Baxter Healthcare Corporation:

  We have audited the accompanying balance sheets of the Immunotherapy Division of Baxter Biotech, a division of Baxter Healthcare Corporation, as of December 31, 1995 and 1996 and the related statements of operations and cash flows for each of the years in the three-year period ended December 31, 1996. These financial statements are the responsibility of the Business' management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Immunotherapy Division of Baxter Biotech as of December 31, 1995 and 1996 and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1996 in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Los Angeles, California
July 28, 1997

                    IMMUNOTHERAPY DIVISION OF BAXTER BIOTECH
                 (A DIVISION OF BAXTER HEALTHCARE CORPORATION)

                                 BALANCE SHEETS

                           DECEMBER 31, 1995 AND 1996

                                                           1995        1996
                                                        ----------- -----------
                        ASSETS
Current assets:
  Cash................................................. $    13,000 $    35,000
  Accounts receivable, less allowance for doubtful
   accounts of $48,000 in 1995 and $71,000 in 1996.....   6,268,000   6,019,000
  Due from related parties.............................     353,000     529,000
  Other receivables....................................     647,000   1,788,000
  Inventories..........................................   6,767,000   8,523,000
  Prepaid expenses and other current assets............     209,000     131,000
                                                        ----------- -----------
    Total current assets...............................  14,257,000  17,025,000
Property and equipment, net............................  10,338,000  11,808,000
Other assets...........................................   3,110,000   3,605,000
                                                        ----------- -----------
    Total assets....................................... $27,705,000 $32,438,000
                                                        =========== ===========
            LIABILITIES AND BUSINESS EQUITY
Current liabilities:
  Accounts payable..................................... $ 2,190,000 $ 2,428,000
  Due to related parties...............................      28,000     658,000
  Accrued expenses and other current liabilities.......   3,571,000   4,023,000
                                                        ----------- -----------
    Total current liabilities..........................   5,789,000   7,109,000
Commitments and contingencies (note 10)
Business equity (note 11)..............................  21,916,000  25,329,000
                                                        ----------- -----------
    Total liabilities and business equity.............. $27,705,000 $32,438,000
                                                        =========== ===========


                See accompanying notes to financial statements.

                    IMMUNOTHERAPY DIVISION OF BAXTER BIOTECH
                 (A DIVISION OF BAXTER HEALTHCARE CORPORATION)

                            STATEMENTS OF OPERATIONS

                  YEARS ENDED DECEMBER 31, 1994, 1995 AND 1996

                                           1994          1995          1996
                                       ------------  ------------  ------------
Revenue............................... $ 19,702,000  $ 22,564,000  $ 23,947,000
Cost of goods sold....................    9,943,000    11,608,000    11,638,000
                                       ------------  ------------  ------------
  Gross profit........................    9,759,000    10,956,000    12,309,000
                                       ------------  ------------  ------------
Operating expenses:
  Research and development............   35,308,000    35,711,000    34,699,000
  Sales, general and administrative...   12,324,000    13,356,000    13,254,000
                                       ------------  ------------  ------------
  Total operating expenses............   47,632,000    49,067,000    47,953,000
                                       ------------  ------------  ------------
  Operating loss......................  (37,873,000)  (38,111,000)  (35,644,000)
                                       ------------  ------------  ------------
Other income (expense):
  Loss on sale of investment..........          --     (1,388,000)          --
  Gain on sale of Therasorb assets....          --            --        651,000
  Other...............................        6,000       (39,000)    1,753,000
                                       ------------  ------------  ------------
  Total other income (expense)........        6,000    (1,427,000)    2,404,000
                                       ------------  ------------  ------------
  Net loss............................ $(37,867,000) $(39,538,000) $(33,240,000)
                                       ============  ============  ============


                See accompanying notes to financial statements.

                    IMMUNOTHERAPY DIVISION OF BAXTER BIOTECH
                 (A DIVISION OF BAXTER HEALTHCARE CORPORATION)

                            STATEMENTS OF CASH FLOWS

                  YEARS ENDED DECEMBER 31, 1994, 1995 AND 1996

                                           1994          1995          1996
                                       ------------  ------------  ------------
Cash flows from operating activities:
  Net loss...........................  $(37,867,000) $(39,538,000) $(33,240,000)
   Adjustments to reconcile net loss
    to net cash used in operating
    activities:
   Depreciation and amortization.....     2,296,000     3,693,000     4,383,000
   Gain on sale of Therasorb assets..           --            --       (651,000)
   Loss on sale of investment........           --      1,388,000           --
   Changes in assets and liabilities:
    Accounts receivable..............    (1,480,000)   (1,982,000)     (689,000)
    Due from related parties.........       (88,000)     (265,000)     (176,000)
    Other receivables................      (601,000)      (46,000)   (1,141,000)
    Inventories......................    (3,307,000)   (2,257,000)   (3,435,000)
    Prepaid expenses and other
     assets..........................     2,072,000      (133,000)       60,000
    Accounts payable.................      (200,000)     (160,000)      925,000
    Due to related parties...........        (4,000)       28,000       630,000
    Accrued expenses and other
     current liabilities.............     2,353,000      (138,000)      846,000
                                       ------------  ------------  ------------
    Net cash used in operating
     activities......................   (36,826,000)  (39,410,000)  (32,488,000)
                                       ------------  ------------  ------------
Cash flows from investing activities:
  Purchases of property and
   equipment.........................    (4,226,000)   (4,667,000)   (6,468,000)
  Purchases of other assets..........      (298,000)   (2,100,000)     (961,000)
  Proceeds from sale of Therasorb
   assets............................           --            --      3,286,000
  Proceeds from sale of investments..           --      1,385,000           --
                                       ------------  ------------  ------------
    Net cash used in investing
     activities......................    (4,524,000)   (5,382,000)   (4,143,000)
                                       ------------  ------------  ------------
Cash flows from financing
 activities--
 financing from parent...............  $ 41,355,000  $ 44,800,000  $ 36,653,000
                                       ------------  ------------  ------------
    Net cash provided by financing
     activities......................    41,355,000    44,800,000    36,653,000
                                       ------------  ------------  ------------
    Net increase in cash.............         5,000         8,000        22,000
Cash at beginning of year............           --          5,000        13,000
                                       ------------  ------------  ------------
Cash at end of year..................  $      5,000  $     13,000  $     35,000
                                       ============  ============  ============
Supplemental cash flow disclosures:
  Cash paid during the year for:
    Interest.........................           --            --            --
    Income taxes.....................  $        --   $        --   $        --
                                       ============  ============  ============

                See accompanying notes to financial statements.

                   IMMUNOTHERAPY DIVISION OF BAXTER BIOTECH
                 (A DIVISION OF BAXTER HEALTHCARE CORPORATION)

                         NOTES TO FINANCIAL STATEMENTS

                       DECEMBER 31, 1994, 1995 AND 1996

(1) BASIS OF PRESENTATION

 General

  The Immunotherapy Division of Baxter Biotech (the Business) is a division of Baxter Healthcare Corporation (Baxter), which is a subsidiary of Baxter International, Inc. The Business is engaged in the development, manufacture, marketing and distribution of specialized instruments used in ex-vivo cell research and therapies.

  Historically, the Business had no separate legal status. The accompanying financial statements have been prepared from the historical accounting records as if the Business had operated as a separate entity during all periods presented.

  The financial statements include all of the direct operating expenses of the Business and allocations of certain shared administrative services costs from Baxter. Expenses are allocated on the basis of actual usage or other methods, which approximate actual usage. Management believes that the allocation methods are reasonable. However, these allocations are not necessarily indicative of the costs and expenses that would have resulted if the Business had been operated as a separate entity.

  Operations outside the United States are included in the accompanying financial statements on the basis of fiscal years ending November 30.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Inventories

  Inventories are stated at the lower of cost (first-in, first-out) or market (net realizable value).

 Property and Equipment

  Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives which range from 3 to 11 years. Leasehold improvements are amortized using the straight-line method over the estimated useful life or the lease term, whichever is shorter.

 License Agreements

  License agreements are recorded at cost and are amortized using the straight-line method over the shorter of the estimated useful lives of the license or the license term. These costs are included with other assets in the accompanying balance sheets. Accumulated amortization at December 31, 1995 and 1996 was $1,174,000 and $1,640,000, respectively.

 Financial Instruments

  The carrying value of financial instruments such as cash, accounts receivable, other current assets, accounts payable and other current liabilities approximates their fair value due to the short-term nature of these instruments.

 Revenue Recognition

  Revenue and related cost of goods sold are recognized upon shipment of products.

                   IMMUNOTHERAPY DIVISION OF BAXTER BIOTECH
                 (A DIVISION OF BAXTER HEALTHCARE CORPORATION)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                       DECEMBER 31, 1994, 1995 AND 1996

 Research and Development Costs

  Research and development costs are charged to expense as incurred.

 Income Taxes

  Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

 Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed Of

  The Business adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," on January 1, 1996. SFAS No. 121 requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed their fair values. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. Adoption of this statement did not have a material impact on the Business' financial position or results of operations.

 Stock-Based Compensation

  In October 1995, the Financial Accounting Standards Board issued SFAS No. 123, "Accounting for Stock-Based Compensation," which defines a fair-value method of accounting for stock-based awards. As permitted by SFAS No. 123, the Business elected to continue to follow existing accounting requirements for stock options and other stock-based awards contained in Accounting Principles Board Opinion (APB) No. 25, "Accounting for Stock Issued to Employees." Management of the Business has determined that the required pro forma disclosures pursuant to SFAS No. 123 are not material to the accompanying financial statements (see note 7).

 Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

(3) SALE OF INVESTMENT AND DISCONTINUED OPERATIONS

  At December 31, 1994, the Business owned 117,748 shares of Applied Immune Science, Inc. (AIS) common stock. Through its investment, the Business obtained certain distribution and marketing rights to products developed either exclusively by AIS or jointly by AIS and the Business. In November 1995, the Business sold its entire holding of AIS common stock for cash proceeds of $1,385,000 which resulted in a loss of $1,388,000.

                   IMMUNOTHERAPY DIVISION OF BAXTER BIOTECH
                 (A DIVISION OF BAXTER HEALTHCARE CORPORATION)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                       DECEMBER 31, 1994, 1995 AND 1996


  In February 1996, the Business sold the assets of its "Therasorb" product line for $3,286,000 which resulted in a gain of $651,000. In addition, the Business recorded income of approximately $1,764,000 during 1996 related to the "earn-out" provisions related to the sale of the Therasorb assets. This amount is included in "Other" income in the accompanying financial statements.

  On January 1, 1997, the Business transferred the assets of its "Collections" product line to another Baxter division. The operating results of the "Therasorb" and "Collections" product lines included in the statements of operations were revenues of $12,900,000, $16,400,000 and $13,700,000 in 1994,
1995 and 1996, respectively, and operating losses of $2,500,000 and $100,000 in 1994 and 1995 and operating profit of $1,200,000 in 1996.

(4) INVENTORIES

  Inventories at December 31, 1995 and 1996 are summarized as follows:

                                                              1995       1996
                                                           ---------- ----------
   Raw materials.......................................... $  558,000 $1,424,000
   Work in process........................................  1,003,000    668,000
   Finished goods.........................................  5,206,000  6,431,000
                                                           ---------- ----------
                                                           $6,767,000 $8,523,000
                                                           ========== ==========

(5) PROPERTY AND EQUIPMENT

  Property and equipment at December 31, 1995 and 1996 are summarized as follows:

                                                           1995        1996
                                                        ----------- -----------
   Land................................................ $       --  $    25,000
   Buildings and improvements..........................      60,000     275,000
   Equipment...........................................  18,258,000  23,470,000
   Construction in progress............................     475,000     410,000
                                                        ----------- -----------
                                                         18,793,000  24,180,000
   Less accumulated depreciation and amortization......   8,455,000  12,372,000
                                                        ----------- -----------
                                                        $10,338,000 $11,808,000
                                                        =========== ===========

(6) INCOME TAXES

  The Business has not recorded income tax expense or benefit for 1994, 1995 or 1996. On a separate return basis, the losses incurred during those years would give rise to net operating loss carryforwards and related deferred tax assets. The deferred tax assets before related valuation allowances at December 31, 1995 and 1996 would amount to $27,013,000 and $37,168,000, respectively. Due to the uncertainty of ultimate utilization of those carryforwards on a separate-return basis, the Business has recorded valuation allowances for the full amounts of those deferred tax assets. The tax effect of other temporary differences that give rise to deferred tax liabilities at December 31, 1995 and 1996 was not material.

  The Business, on a stand-alone basis, would have a net operating loss carryforward for Federal income tax purposes of approximately $104,405,000 at December 31, 1996. However, since the Business has been included in the consolidated tax filings of Baxter, its prior losses have been utilized in the Baxter consolidated tax returns.

                   IMMUNOTHERAPY DIVISION OF BAXTER BIOTECH
                 (A DIVISION OF BAXTER HEALTHCARE CORPORATION)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                       DECEMBER 31, 1994, 1995 AND 1996

As such, should the Business actually file separate tax returns in the future, no net operating losses would be available.

(7) STOCK-BASED COMPENSATION PLANS

  Employees of the Business participate in certain Baxter stock-based compensation plans, which are described below. The Business applies APB No. 25 and related interpretations in accounting for its employees' participation in these plans. Accordingly, no compensation expense has been recognized by the Business under the plans in which employees participate other than for performance-based stock granted to employees.

 Fixed Stock Option Plans

  The two Baxter International, Inc. fixed stock option plans provide for the grant of incentive stock options. Options are primarily granted at the fair market value of the Baxter International, Inc. common stock at the date of grant with an initial term of ten years. Vesting terms vary, with some options vesting ratably over three years and others vesting 100% after five years, with accelerated vesting upon the achievement of specific stock market value levels.

  The following summarizes the stock option transactions under the plans during the periods presented:

                                                                    WEIGHTED
                                                                AVERAGE EXERCISE
                                                       SHARES        PRICE
                                                       -------  ----------------
   Options outstanding at December 31, 1993...........  81,852       $24.39
   Options granted....................................  20,289        24.79
   Options exercised..................................  (4,563)       13.29
   Options canceled...................................     --           --
                                                       -------       ------
   Options outstanding at December 31, 1994...........  97,578        24.99
   Options granted....................................  56,130        34.68
   Options exercised..................................  (6,870)       16.39
   Options canceled...................................  (3,933)       30.39
                                                       -------       ------
   Options outstanding at December 31, 1995........... 142,905        29.06
   Options granted....................................  37,700        51.00
   Options exercised.................................. (12,341)       19.55
   Options canceled...................................  (4,034)       34.56
                                                       -------       ------
   Options outstanding at December 31, 1996........... 164,230       $34.68
                                                       =======       ======

  At December 31, 1996, the range of exercise prices and the weighted average remaining contractual life of outstanding options was $20.51-$51.00 and 7 years, respectively.

  At December 31, 1994, 1995 and 1996, the number of options exercisable was 58,842, 60,967 and 64,609, respectively, and the weighted average exercise price of those options was $24.51, $25.86 and $26.68, respectively.

 Employee Stock Purchase Plans

  Business employees may participate in the Baxter International, Inc. stock purchase plans through payroll deductions. The common stock purchase price is the lower of 85% of the closing market price on the date of

                   IMMUNOTHERAPY DIVISION OF BAXTER BIOTECH
                 (A DIVISION OF BAXTER HEALTHCARE CORPORATION)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                       DECEMBER 31, 1994, 1995 AND 1996

subscription or 85% of the closing market price as defined by the plans. The total subscription amount for each participant cannot exceed 25% of current annual pay. Purchases by Business employees under the Baxter International, Inc. stock purchase plans aggregated 13,175, 12,230, and 9,220 shares in 1994, 1995 and 1996, respectively.

  Management of the Business has determined that the pro forma compensation cost determined under the fair-value method prescribed under SFAS No. 123 would not be material to the accompanying financial statements.

 Restricted Stock

  Certain key employees of the Business have received grants of restricted stock under the Baxter International, Inc. restricted stock plan. Under the plan, annual grants are earned based on the achievement of net income and average "operational cash flow" targets, adjusted up or down by Baxter International, Inc.'s stock performance against the change in the Standard & Poor's Medical Products and Supplies Index. These restricted shares vest one year after they are earned.

  At December 31, 1996, 9,218 shares were subject to restrictions which lapse in 1997 and 17,182 shares were subject to restrictions that lapse upon achievement of future performance objectives and related vesting periods. During 1994, 1995 and 1996, 6,050, 6,776 and 9,218 shares, respectively, of restricted stock were earned. The Business has recorded compensation expense for the restricted stock of $85,000, $227,000 and $331,000 during 1994, 1995 and 1996, respectively.

(8) RETIREMENT AND OTHER POSTEMPLOYMENT BENEFIT PLANS

 Retirement Plans

  Substantially all U.S. employees of the Business are eligible to participate in Baxter International, Inc.'s qualified 401(k) plan and Baxter International, Inc.'s qualified and nonqualified non-contributory, defined benefit pension plans. Under the defined benefit pension plans, benefits are based on years of service and the employee's compensation during five of the last ten years of employment as defined by the plans. Baxter International, Inc.'s funding policy is to make contributions to the trusts of the qualified plans which meet or exceed the minimum funding requirements. Assets held by the trusts of the plans consist primarily of equity and fixed income securities.

  Baxter International, Inc. recorded pension costs of $43,000,000, $35,000,000 and $47,000,000 during the years ended December 31, 1994, 1995 and
1996, respectively, and a net pension asset of $13,000,000 as of December 31, 1995 and 1996. The value of the projected benefit obligation at December 31, 1995 and 1996 assumed a 7.25% and an 8.0% discount rate, respectively, and a 4.5% rate of increase in future compensation levels. The expected long-term rate of return on assets was 9.5% for 1995 and 1996. The Business' allocated portion of pension costs was $371,000, $343,000 and $412,000 in 1994, 1995 and
1996, respectively. The Business has not recorded a pension related asset or liability in the accompanying financial statements.

  Under the 401(k) plan, participating Business employees may contribute up to 12% of their annual compensation to the plan and the Business matches participants' contributions up to 3% of compensation. The Business' matching contributions were $180,000, $182,000 and $196,000 in 1994, 1995 and 1996, respectively.

                   IMMUNOTHERAPY DIVISION OF BAXTER BIOTECH
                 (A DIVISION OF BAXTER HEALTHCARE CORPORATION)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                       DECEMBER 31, 1994, 1995 AND 1996


 Other Postemployment Benefit Plans

  Baxter International, Inc. sponsors certain unfunded contributory health care and life insurance benefits for substantially all domestic-retired employees. Baxter International, Inc. recorded net postretirement benefits costs of $16,000,000, $16,000,000 and $18,000,000 during the years ended
December 31, 1994, 1995 and 1996, respectively, and an accrued postretirement benefit liability of $273,000,000 and $268,000,000 as of December 31, 1995 and 1996, respectively. The value of the accumulated postretirement benefit obligation at December 31, 1995 and 1996 assumed a 7.25% and an 8.0% discount rate, respectively. The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation was 10.0% in 1997, gradually declining to 5.0% after five years. The effect of increasing the health care cost trend rate by one percentage point in each year would increase the accumulated postretirement benefit obligation by $28,000,000 at December 31, 1996 and the net periodic cost by $3,000,000 for the year. The Business' allocated portion of net postretirement benefit costs was $149,000, $148,000 and $217,000 in 1994, 1995 and 1996, respectively. The Business has not recorded a postretirement benefit liability in the accompanying financial statements.

(9) DOMESTIC AND FOREIGN OPERATIONS

  The Business is engaged in a single industry, the development, manufacture, marketing and distribution of specialized instruments used in ex-vivo cell research and therapies. The Business' customers are concentrated in the United States and Europe and no single customer accounts for a significant amount of the Business' sales.

  Information related to domestic and foreign operations is as follows:

                                         1994          1995          1996
                                     ------------  ------------  ------------
   Sales:
     United States.................. $  6,513,000  $  5,800,000  $  5,254,000
     Europe.........................    9,541,000    12,762,000    13,114,000
     Other..........................    3,648,000     4,002,000     5,579,000
                                     ------------  ------------  ------------
     Total.......................... $ 19,702,000  $ 22,564,000  $ 23,947,000
                                     ============  ============  ============
   Operating income (loss):
     United States.................. $(30,265,000) $(31,661,000) $(31,249,000)
     Europe.........................   (8,023,000)   (6,654,000)   (4,822,000)
     Other..........................      415,000       204,000       427,000
                                     ------------  ------------  ------------
     Total.......................... $(37,873,000) $(38,111,000) $(35,644,000)
                                     ============  ============  ============
   Identifiable assets at end of
    year:
     United States.................. $ 11,636,000  $ 12,335,000  $ 16,729,000
     Europe.........................   10,353,000    14,004,000    11,380,000
     Other..........................      724,000     1,366,000     4,329,000
                                     ------------  ------------  ------------
     Total.......................... $ 22,713,000  $ 27,705,000  $ 32,438,000
                                     ============  ============  ============

                   IMMUNOTHERAPY DIVISION OF BAXTER BIOTECH
                 (A DIVISION OF BAXTER HEALTHCARE CORPORATION)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                       DECEMBER 31, 1994, 1995 AND 1996


(10) COMMITMENTS AND CONTINGENCIES

 Litigation

  The Company is involved in certain litigation arising in the ordinary course of business. The potential outcome of the litigation cannot be predicted with certainty. However, management believes that the loss, if any, resulting from the litigation, would not be material to the financial statements of the Business.

 Operating Leases

  The Business leases certain of its facilities and equipment under various noncancelable operating leases expiring through November 2004.

  Total rental expense for all operating leases, excluding allocations from Baxter, was approximately $1,200,000, $1,008,000 and $1,021,000 for the years ended December 31, 1994, 1995 and 1996, respectively.

  At December 31, 1996, the future minimum payments under noncancelable leases are as follows:

      YEAR ENDING DECEMBER 31:
      ------------------------
        1997......................................................... $  859,000
        1998.........................................................    828,000
        1999.........................................................    736,000
        2000.........................................................    674,000
        2001.........................................................    670,000
        Thereafter...................................................  1,955,000
                                                                      ----------
                                                                      $5,722,000
                                                                      ==========

(11) BUSINESS EQUITY

  Business equity represents Baxter's ownership interest in the recorded net assets of the Business. All cash transactions and intercompany transactions with Baxter are reflected in this amount. A summary of the activity is as follows:

      Balance at December 31, 1993................................ $ 13,166,000
      Net loss....................................................  (37,867,000)
      Net intercompany activity...................................   41,355,000
                                                                   ------------
      Balance at December 31, 1994................................   16,654,000
      Net loss....................................................  (39,538,000)
      Net intercompany activity...................................   44,800,000
                                                                   ------------
      Balance at December 31, 1995................................   21,916,000
      Net loss....................................................  (33,240,000)
      Net intercompany activity...................................   36,653,000
                                                                   ------------
      Balance at December 31, 1996................................ $ 25,329,000
                                                                   ============

                    IMMUNOTHERAPY DIVISION OF BAXTER BIOTECH
                 (A DIVISION OF BAXTER HEALTHCARE CORPORATION)

                            CONDENSED BALANCE SHEETS

                      DECEMBER 31, 1996 AND JUNE 30, 1997

                                                                     JUNE 30,
                                                  DECEMBER 31, 1996    1997
                                                  ----------------- -----------
                                                                    (UNAUDITED)
                     ASSETS
Current assets:
  Cash...........................................    $    35,000    $    17,000
  Accounts receivable, less allowance for
   doubtful accounts of $71,000 at December 31,
   1996 and $59,000 at June 30, 1997.............      6,019,000      4,354,000
  Due from related parties.......................        529,000        400,000
  Other receivables..............................      1,788,000      1,122,000
  Inventories....................................      8,523,000      7,717,000
  Prepaid expenses and other current assets......        131,000        501,000
                                                     -----------    -----------
    Total current assets.........................     17,025,000     14,111,000
Property and equipment, net......................     11,808,000     15,272,000
Other assets.....................................      3,605,000      4,374,000
                                                     -----------    -----------
    Total assets.................................    $32,438,000    $33,757,000
                                                     ===========    ===========
         LIABILITIES AND BUSINESS EQUITY
Current liabilities:
  Accounts payable...............................    $ 2,428,000    $ 1,810,000
  Due to related parties.........................        658,000        368,000
  Accrued expenses and other current
   liabilities...................................      4,023,000      2,408,000
                                                     -----------    -----------
    Total current liabilities....................      7,109,000      4,586,000
Commitments and contingencies
Business equity..................................     25,329,000     29,171,000
                                                     -----------    -----------
    Total liabilities and business equity........    $32,438,000    $33,757,000
                                                     ===========    ===========


           See accompanying notes to unaudited financial statements.

                    IMMUNOTHERAPY DIVISION OF BAXTER BIOTECH
                 (A DIVISION OF BAXTER HEALTHCARE CORPORATION)

                       CONDENSED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                    SIX MONTHS ENDED JUNE 30, 1996, AND 1997

                                                        1996          1997
                                                    ------------  ------------
Revenue............................................ $ 11,915,000  $  7,816,000
Cost of goods sold.................................    5,456,000     5,506,000
                                                    ------------  ------------
  Gross profit.....................................    6,459,000     2,310,000
                                                    ------------  ------------
Operating expenses:
  Research and development.........................   17,409,000    12,069,000
  Sales, general and administrative................    6,597,000     5,429,000
                                                    ------------  ------------
  Total operating expenses.........................   24,006,000    17,498,000
                                                    ------------  ------------
  Operating loss...................................  (17,547,000)  (15,188,000)
                                                    ------------  ------------
Other Income:
  Gain on sale of Therasorb assets.................      651,000           --
  Other, net.......................................       19,000       287,000
                                                    ------------  ------------
  Total other income...............................      670,000       287,000
                                                    ------------  ------------
  Net loss......................................... $(16,877,000) $(14,901,000)
                                                    ============  ============



           See accompanying notes to unaudited financial statements.

                   IMMUNOTHERAPY DIVISION OF BAXTER BIOTECH
                 (A DIVISION OF BAXTER HEALTHCARE CORPORATION)

                      CONDENSED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                    SIX MONTHS ENDED JUNE 30, 1996 AND 1997

                                                        1996          1997
                                                    ------------  ------------
Cash flows from operating activities:
 Net loss.......................................... $(16,877,000) $(14,901,000)
 Adjustments to reconcile net loss to net cash used
  in operating activities:
  Depreciation and amortization....................    1,608,000     1,723,000
  Gain on sale of Therasorb assets.................     (651,000)          --
  Changes in assets and liabilities:
  Accounts receivable..............................    2,697,000     1,665,000
  Due from related parties.........................     (176,000)     (129,000)
  Other receivables................................   (3,171,000)      666,000
  Inventories......................................    1,949,000       806,000
  Prepaid expenses and other assets................     (179,000)     (370,000)
  Accounts payable.................................     (998,000)     (618,000)
  Due to related parties...........................      630,000      (290,000)
  Accrued expenses and other current liabilities...       40,000    (1,615,000)
                                                    ------------  ------------
  Net cash used in operating activities............  (15,128,000)  (12,805,000)
                                                    ------------  ------------
Cash flows from investing activities:
 Purchases of property and equipment...............     (882,000)   (1,521,000)
 Purchases of other assets.........................     (368,000)     (861,000)
                                                    ------------  ------------
  Net cash used in investing activities............   (1,250,000)   (5,956,000)
                                                    ------------  ------------
Cash flows from financing activities--financing
 from parent.......................................   16,399,000    15,169,000
                                                    ------------  ------------
  Net cash provided by financing activities........   16,399,000    15,169,000
                                                    ------------  ------------
  Net increase in cash.............................       21,000       (18,000)
Cash at beginning of period........................       13,000        35,000
                                                    ------------  ------------
Cash at end of period.............................. $     34,000  $     17,000
                                                    ============  ============
Supplemental cash flow disclosures:
 Cash paid during the period for:
  Interest.........................................          --            --
  Income taxes..................................... $        --   $        --
                                                    ============  ============

  Supplemental disclosure of noncash financing and investing activities:

    In the second quarter of 1997, Baxter transferred leasehold improvements and equipment with a net book value of $3,574,000 to the Business.

           See accompanying notes to unaudited financial statements.

                   IMMUNOTHERAPY DIVISION OF BAXTER BIOTECH
                 (A DIVISION OF BAXTER HEALTHCARE CORPORATION)

                    NOTES TO CONDENSED FINANCIAL STATEMENTS
                                  (UNAUDITED)

                            JUNE 30, 1996 AND 1997

  The unaudited financial statements as of June 30, 1997 and for the six month periods ended June 30, 1996 and 1997 included herein have been prepared by the Business, and in the opinion of management, reflect all adjustments that are necessary to fairly state the financial position of the Business and its cash flows and the results of its operations. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. However, the Business believes that the disclosures are adequate to prevent the information presented from being misleading. These financial statements should be read in conjunction with the financial statements and the notes thereto included in the Business' annual report for the year ended December 31, 1996.

(1) BASIS OF PRESENTATION

 General

  The Immunotherapy Division of Baxter Biotech (the Business) is a division of Baxter Healthcare Corporation (Baxter), which is a subsidiary of Baxter International, Inc. The Business is engaged in the development, manufacture, marketing and distribution of specialized instruments used in ex-vivo cell research and therapies.

  Historically, the Business had no separate legal status. The accompanying financial statements have been prepared from the historical accounting records as if the Business had operated as a separate entity during all periods presented.

  The financial statements include all of the direct operating expenses of the Business and allocations of certain shared administrative services costs from Baxter. Expenses are allocated on the basis of actual usage or other methods, which approximate actual usage. Management believes that the allocation methods are reasonable. However, these allocations are not necessarily indicative of the costs and expenses that would have resulted if the Business had been operated as a separate entity.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Inventories

  Inventories are stated at the lower of cost (first-in, first-out) or market (net realizable value).

 Property and Equipment

  Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives which range from 3 to 11 years. Leasehold improvements are amortized using the straight-line method over the estimated useful life or the lease term, whichever is shorter.

 License Agreements

  License agreements are recorded at cost and are amortized using the straight-line method over the shorter of the estimated useful lives of the license or the license term. These costs are included with other assets in the accompanying balance sheets.

                   IMMUNOTHERAPY DIVISION OF BAXTER BIOTECH
                 (A DIVISION OF BAXTER HEALTHCARE CORPORATION)

             NOTES TO CONDENSED FINANCIAL STATEMENTS--(CONTINUED)
                                  (UNAUDITED)
                            JUNE 30, 1996 AND 1997


 Financial Instruments

  The carrying value of financial instruments such as cash, accounts receivable, other current assets, accounts payable and other current liabilities approximates their fair value due to the short-term nature of these instruments.

 Revenue Recognition

  Revenue and related cost of goods sold are recognized upon shipment of products.

 Research and Development Costs

  Research and development costs are charged to expense as incurred.

 Income Taxes

  Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

 Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed Of

  The Business adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," on January 1, 1996. SFAS No. 121 requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed their fair values. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. Adoption of this statement did not have a material impact on the Business' financial position or results of operations.

 Stock-Based Compensation

  In October 1995, the Financial Accounting Standards Board issued SFAS No. 123, "Accounting for Stock-Based Compensation," which defines a fair-value method of accounting for stock-based awards. As permitted by SFAS No. 123, the Business elected to continue to follow existing accounting requirements for stock options and other stock-based awards contained in Accounting Principles Board Opinion (APB) No. 25, "Accounting for Stock Issued to Employees."

 Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

                   IMMUNOTHERAPY DIVISION OF BAXTER BIOTECH
                 (A DIVISION OF BAXTER HEALTHCARE CORPORATION)

             NOTES TO CONDENSED FINANCIAL STATEMENTS--(CONTINUED)
                                  (UNAUDITED)
                            JUNE 30, 1996 AND 1997

disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

(3) DISCONTINUED OPERATIONS

  In February 1996, the Business sold the assets of its "Therasorb" product line and on January 1, 1997, the Business transferred the assets of its "Collections" product line to another Baxter division.

(4) INCOME TAXES

  The Business has not recorded income tax expense or benefit for the six months ended June 30, 1996 and 1997. On a separate return basis, the losses incurred during those periods would give rise to net operating loss carryforwards and related deferred tax assets. Due to the uncertainty of ultimate utilization of those carryforwards on a separate-return basis, the Business has recorded valuation allowances for the full amounts of those deferred tax assets. The tax effect of other temporary differences that give rise to deferred tax liabilities are not material.

  The Business, on a stand-alone basis, would have a net operating loss carryforward for Federal income tax purposes. However, since the Business has been included in the consolidated tax filings of Baxter, its prior losses have been utilized in the Baxter consolidated tax returns. As such, should the Business actually file separate tax returns in the future, no net operating losses would be available.

(5) CONTINGENCIES

  The Business is involved in certain litigation arising in the ordinary course of business. The potential outcome of the litigation cannot be predicted with certainty. However, management believes that the loss, if any, resulting from the litigation, would not be material to the financial statements of the Business.

(6) BUSINESS EQUITY

  Business equity represents Baxter's ownership interest in the recorded net assets of the Business. All cash transactions and intercompany transactions with Baxter are reflected in this amount.

(7) LETTER OF INTENT

  On June 12, 1997, the Business signed a letter of intent with VIMRx Pharmaceuticals Inc. (VIMRx) to form a new company.

  Pursuant to the letter of intent, the Business and VIMRx will form a new company, yet to be named, into which certain of the assets of the Business will be transferred. VIMRx will hold a majority ownership (80%) position in the new company and Baxter will hold a minority ownership (20%) position. VIMRx will issue to Baxter 11 million shares of common stock and convertible preferred shares with a nominal value of $40 million. To the extent the 11 million shares of common stock are worth less than $50 million at the time of closing, Baxter will receive additional convertible preferred shares. The conversion price for the preferred shares will be determined according to the closing prices of VIMRx's common stock within an 18 month period following the closing of the transaction, subject to a floor of $5.50 per share and a ceiling of $7.50 per share. Baxter will provide $30 million and VIMRx will provide $10 million to the new company as initial operating funds. The new company will pay Baxter milestone payments, related to regulatory approvals, of up to $21 million over several years. Baxter will retain its exclusive license to the CD34 antibody used in selection technology and sublicense it to the new company. Baxter will have one representative on the new company's board of directors and one representative on VIMRx's board of directors. The terms included in the letter of intent are subject to the approval by the stockholders of VIMRx, which is anticipated to occur in the fourth quarter of 1997.

                                    ANNEXES
                                    -------

ANNEX A -  ASSET PURCHASE AGREEMENT

ANNEX B -  ANNUAL REPORT ON FORM 10-K OF VIMRx PHARMACEUTICALS INC. FOR THE YEAR
           ENDED DECEMBER 31, 1996

ANNEX C -  QUARTERLY REPORT ON FORM 10-Q OF VIMRx PHARMACEUTICALS INC. FOR THE
           QUARTERLY PERIOD ENDED JUNE 30, 1997

ANNEX D -  FORM OF CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF
           VIMRx PHARMACEUTICALS INC. AUTHORIZING "BLANK CHECK" PREFERRED STOCK

ANNEX E -  FORM OF CERTIFICATE OF DESIGNATIONS OF VIMRx PHARMACEUTICALS INC.
           SETTING FORTH THE TERMS OF THE CLASS A PREFERRED STOCK

ANNEX F -  FAIRNESS OPINION BY LAZARD FRERES & CO. LLC

                            ASSET PURCHASE AGREEMENT

                                 BY AND BETWEEN

                           VIMRX PHARMACEUTICALS INC.

                         BAXTER HEALTHCARE CORPORATION

                                      AND

                             BIT ACQUISITION CORP.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
 1.  Definitions and Interpretation........................................   1
     1.1  Definitions.....................................................    1
     1.2  Interpretation..................................................   10
 2.  Purchase and Sale of the Assets; Closing..............................  11
     2.1  Purchase and Sale...............................................   11
     2.2  Purchase Consideration..........................................   11
     2.3  Payment.........................................................   11
     2.4  Issuance to VIMRx...............................................   12
     2.5  Liabilities.....................................................   12
          (A) Liabilities Not Assumed.....................................   12
          (B) Assumed Liabilities.........................................   12
          (C) Buyer Liabilities...........................................   12
          (D) No Assumption by VIMRx......................................   12
     2.6  Closing.........................................................   12
 3.  Representations and Warranties of the Seller..........................  12
     3.1  Good Standing...................................................   12
     3.2  Authority.......................................................   12
     3.3  Consents and Approvals..........................................   13
     3.4  Financial Statements............................................   13
     3.5  FDA and Related Regulatory Matters..............................   13
     3.6  Taxes...........................................................   15
     3.7  Title; Tangible Personal Property and Real Property.............   15
     3.8  Intellectual Property...........................................   16
     3.9  Environmental Matters...........................................   18
     3.10 Contracts and Commitments.......................................   18
     3.11 Labor Relations.................................................   20
     3.12 Legal Proceedings...............................................   20
     3.13 Compliance with Law.............................................   20
     3.14 Absence of Certain Changes since Balance Sheet Date.............   21
     3.15 Suppliers.......................................................   22
     3.16 Compensation....................................................   22
     3.17 Affiliated Transactions.........................................   22
     3.18 Books and Records...............................................   22
     3.19 Brokers.........................................................   22
     3.20 Benefits Received...............................................   22
     3.21 Inventory.......................................................   23
     3.22 Experience......................................................   23
     3.23 Investment......................................................   23
     3.24 Rule 144........................................................   23
     3.25 No Public Market................................................   24
     3.26 Access to Data..................................................   24
     3.27 Full Disclosure.................................................   24
     3.28 Proxy-Related Information.......................................   24
 4.  Representations and Warranties of the Buyer...........................  24
     4.1  Good Standing...................................................   24
     4.2  Authority.......................................................   25
     4.3  Consents and Approvals..........................................   25

                                                                            PAGE
                                                                            ----
     4.4  Capitalization..................................................   25
     4.5  Valid Issuance of Common Stock..................................   26
     4.6  Brokers.........................................................   26
     4.7  No Prior Activities.............................................   26
     4.8  Full Disclosure.................................................   26
 5.  Representations and Warranties of VIMRx...............................  26
     5.1  Good Standing...................................................   26
     5.2  Authority.......................................................   27
     5.3  Consents and Approvals..........................................   28
     5.4  Capitalization..................................................   28
     5.5  Valid Issuance of Preferred and Common Stock....................   29
     5.6  Brokers.........................................................   30
     5.7  Financial Statements............................................   30
     5.8  Absence of Certain Changes......................................   30
     5.9  Legal Proceedings...............................................   30
     5.10 Compliance with Law.............................................   31
     5.11 Contracts and Commitments.......................................   31
     5.12 Intellectual Property...........................................   31
     5.13 Environmental Matters...........................................   32
     5.14 Labor Relations.................................................   33
     5.15 Employee Benefit Plans..........................................   33
     5.16 Proxy Statement.................................................   34
     5.17 Books and Records...............................................   34
     5.18 Financial Ability...............................................   34
     5.19 Experience......................................................   34
     5.20 Controlled Subsidiaries.........................................   34
     5.21 Full Disclosure.................................................   35
 6.  Certain Covenants and Agreements......................................  35
     6.1  Pre-Closing Covenants...........................................   35
          (A)Covenants of the Seller......................................   35
          (B)Covenants of VIMRx...........................................   36
          (C)Filings......................................................   37
          (D)Negotiations with Others.....................................   37
     6.2  Post-Closing Covenants..........................................   38
          (A)Milestone Payments...........................................   38
          (B)Assignability................................................   38
          (C)Facilitation of Possession...................................   38
          (D)Management Slate.............................................   38
          (E)Board Seat...................................................   38
          (F)Internal Control Procedures..................................   38
          (G)Round Lake and Munich Employees..............................   39
          (H)Intellectual Property........................................   39
          (I)Chiron Obligations...........................................   39
          (J)Potential Post-Closing Adjustment............................   40
          (K)Preferred Stock..............................................   41
 7.  Conditions to Obligations of the Buyer, VIMRx and the Seller..........  41
     7.1  The Buyer's and VIMRx's Conditions..............................   41
     7.2  The Seller's Conditions.........................................   42
     7.3  Mutual Conditions...............................................   42

                                                                            PAGE
                                                                            ----
 8.  Deliveries of the Parties.............................................  43
     8.1   The Seller's Deliveries........................................   43
           (A)To the Buyer................................................   43
           (B)To VIMRx....................................................   44
     8.2   Deliveries of VIMRx............................................   44
           (A)To the Seller...............................................   44
           (B)To the Buyer................................................   44
     8.3   Deliveries of the Buyer........................................   44
           (A)To VIMRx....................................................   44
           (B)To the Seller...............................................   44
 9.  Survival of Representations: Indemnities..............................  45
     9.1   Survival.......................................................   45
     9.2   Indemnity......................................................   45
 10. Transactional and Other Taxes.........................................  48
           (A)Transactional Taxes.........................................   48
           (B)Personal Property Taxes.....................................   48
           (C)Utilities...................................................   48
 11. Further Assurances and Cooperation....................................  48
 12. Notices...............................................................  48
 13. Expenses..............................................................  49
 14. Termination...........................................................  50
     14.1  Conditions.....................................................   50
     14.2  Special Termination Right......................................   50
     14.3  Effective Date.................................................   51
     14.4  No Liability...................................................   51
 15. Employment............................................................  51
 16. Certain Additional Covenants..........................................  52
     16.1  CellPro Litigation.............................................   52
     16.2  Employee Covenants.............................................   53
     16.3  Disclaimer.....................................................   53
     16.4  Delayed FDA Approval...........................................   54
     16.5  Allocation of Consideration....................................   54
 17. Miscellaneous.........................................................  54
     17.1  Entire Agreement: No Modification..............................   54
     17.2  Waiver of Breach...............................................   55
     17.3  Benefit of Parties; Assignment.................................   55
     17.4  Headings.......................................................   55
     17.5  Governing Law; Jurisdiction....................................   55
     17.6  Multiple Counterparts; Execution by Fax........................   55
     17.7  Exhibits, Schedules............................................   56
     17.8  Construction...................................................   56
     17.9  Publicity......................................................   56
     17.10 Number and Gender..............................................   56

                           ASSET PURCHASE AGREEMENT

  ASSET PURCHASE AGREEMENT, made this 10th day of October, 1997, by and among BAXTER HEALTHCARE CORPORATION, a Delaware corporation with offices at 1627 Lake Cook Road, Deerfield, Illinois 60015 (the "Seller"), VIMRx PHARMACEUTICALS INC., a Delaware corporation with offices at 2751 Centerville Road, Suite 210, Wilmington, Delaware 19808 ("VIMRx") and BIT ACQUISITION CORP., a Delaware corporation with offices at 2751 Centerville Road, Suite 210, Wilmington, Delaware 19808 (the "Buyer").

  WHEREAS, the Seller currently operates a business segment known as the Immunotherapy Division of its Biotech Business Group (the "Division");

  WHEREAS, the business in which the Division is engaged is the ex vivo cell therapy business described in Exhibit A attached hereto (such business being hereinafter referred to as the "Business");

  WHEREAS, the Seller and VIMRx desire to enter into a strategic alliance by engaging in the Business through the Buyer, which is currently a wholly-owned subsidiary of VIMRx;

  WHEREAS, the strategic alliance will be created pursuant to the sale and transfer or license of certain technology relating to the use of cells for the treatment, mitigation or prophylaxis of diseases, including research into such activities, together with certain other property related to the manufacture, use and sale of the products of the Business;

  WHEREAS, as a condition to the obligations of the parties under this Agreement, the parties will enter into, among other things, manufacturing and supply agreements for the manufacture and supply of the Isolex(R) and Maxsep(R) Products (as hereinafter defined), certain antibodies and other components of the Isolex(R) and Maxsep(R) Products and certain other products of the Business; certain license agreements to grant the right to use certain technology relating to the Business; the Distribution Agreement (as hereinafter defined) providing for the marketing, sales and distribution of the Isolex(R) and Maxsep(R) Products and certain other products of the Business; and the Services Agreement (as hereinafter defined) relating to the provision, by the Seller to the Buyer, of certain Business-related services previously supplied by other divisions of the Seller to the Division;

  WHEREAS, to that end, the Seller desires, among other things, to have the Buyer acquire, and the Buyer desires to acquire, the Assets (as hereinafter defined); and

  WHEREAS, the parties wish to set forth their agreement with respect to the purchase and the sale of such Assets and a mutual investment in the Buyer;

  NOW THEREFORE, in consideration of the mutual covenants and promises herein contained, the parties agree as follows:

1.Definitions and Interpretation.

  1.1 Definitions. Capitalized terms used herein shall have the following meanings:

  "Acquired Securities" shall mean the VIMRx Common Stock, VIMRx Preferred Stock, Buyer Common Stock and the Warrant acquired by the Seller pursuant to
Section 2.2, together with the Buyer Convertible Debentures acquired by the Seller pursuant to Section 8.3(B).

  "Actions" shall mean claims, actions, suits, audits, proceedings or investigations, whether at law, in equity or admiralty, and whether or not before any Tribunal or any Authority.

  "Affiliate" shall mean, with respect to any party, any entity (i) which directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, the party or (ii) fifty percent

(50%) or more of the voting capital stock (or in the case of an entity which is not a corporation, fifty percent (50%) or more of the equity interest) of which is beneficially owned or held by a party or any of such party's Subsidiaries.

  "Affiliated Transaction" shall mean, in respect of any Person, any transaction, or series of similar transactions, or any currently proposed transaction, to which such Person is a party, in which the amount involved exceeds $60,000 and in which any Affiliate of such Person had, or will have, a direct or indirect material interest (but excluding, in any event, transactions, between divisions of the same Person and transactions between a Person and any consolidated subsidiary of such Person).

  "Aggregate Agreed Value" shall have the meaning assigned thereto in Section 2.2(C).

  "Agreed Value" shall mean the average of the closing sale prices of VIMRx Common Stock on the 15 trading days preceding, but not including, the date falling five days prior to the Closing Date, as reported by Nasdaq.

  "Antibody Manufacturing and Storage Agreement" shall mean the Antibody Manufacturing and Storage Agreement substantially in the form annexed hereto as Exhibit B.

  "Assets" shall mean the assets set forth or described in Schedule 2.1.

  "Assigned Contracts" shall have the meaning assigned thereto in Exhibit C.

  "Assignment of Parker Lease" shall mean an assignment document assigning to the Buyer the lease relating to the Parker Facility, the form and content of which shall be reasonably satisfactory to the Buyer.

  "Assumed Liabilities" shall have the meaning assigned thereto in Exhibit C.

  "Authority" shall mean any Federal, state, municipal, foreign or other government or governmental department, commission, board, bureau, agency or instrumentality.

  "BDG" shall mean Baxter Deutschland GmbH, an indirect subsidiary of an Affiliate of the Seller.

  "Business" shall have the meaning assigned thereto in the Preamble to this Agreement.

  "Business Day" shall mean any day other than (a) a Saturday or Sunday or (b) a day on which commercial banks in Illinois, New York or Delaware are authorized or required by law to close.

  "Buyer" shall have the meaning assigned thereto in the Preamble to this Agreement.

  "Buyer Common Stock" shall mean the common stock of the Buyer, $.001 par value per share.

  "Buyer Convertible Debentures" shall mean each or all, as the context may require, of (i) the convertible debenture issued by the Buyer to the Seller, in the forms annexed hereto as Exhibits D and E, and/or (ii) the convertible debenture issued by the Buyer to VIMRx, in the form annexed hereto as Exhibit F.

  "Buyer Liabilities" shall have the meaning assigned thereto in Section
2.5(C).

  "Cambes" shall mean Cambes, Ltd., a Delaware corporation.

  "Cash Position" shall mean, in respect of the Buyer and as of the date of determination, (1) the total amount of cash, cash equivalents and short-term investments owned by the Buyer minus (2) the then total outstanding principal amount of the Buyer's indebtedness to the Seller for borrowed sums.

  "CellPro" shall mean CellPro, Inc., a Delaware corporation.

  "CellPro Litigation" shall have the meaning assigned thereto in Section
16.1.

  "Chiron Collaboration Agreement" shall mean that certain Collaboration Agreement, dated as of December 27, 1996, between Chiron Corporation and the Seller.

  "Chiron Sublicense" shall mean that certain sublicense from the Seller to the Buyer relating to breast cancer antibodies licensed from Cetus Oncology Corporation, d/b/a/ Chiron Therapeutics, to the Seller, in substantially the form annexed hereto as Exhibit G.

  "Class A Assets" shall have the meaning assigned thereto in Schedule 2.1.

  "Class B Assets" shall have the meaning assigned thereto in Schedule 2.1.

  "Closing Date" shall have the meaning assigned thereto in Section 2.6.

  "Closing" shall have the meaning assigned thereto in Section 2.6.

  "Code" shall mean the Internal Revenue Code of 1986, as amended.

  "Non-Competition and Confidentiality Agreement" shall mean the Non-Competition and Confidentiality Agreement between the Seller and the Buyer substantially in the form annexed hereto as Exhibit H.

  "Contaminants" shall mean any material, pollutant, substance or waste which is defined in, regulated by, or subject to any Environmental Law, including asbestos and asbestos containing materials.

  "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity (other than a natural person), whether through the ownership of voting capital stock, by contract or otherwise.

  "Controlled Subsidiary" shall mean, with respect to any Person, any other Person in which such first Person owns, directly or indirectly, 50% or more of the outstanding equity interest.

  "Conversion Securities" shall mean any VIMRx Common Stock or Buyer Common Stock issuable upon conversion or exercise of certain Acquired Securities.

  "Copyrights" shall mean United States and foreign copyrights, whether registered or unregistered.

  "Customized Software" shall mean all Software owned by, licensed to or used by the Seller in connection with the Division, other than Shrinkwrap Software.

  "Data Room" shall mean Room 313 at the Parker Facility.

  "Disclosure Period" shall mean the period commencing on the date hereof and ending at 5:00 p.m. (Eastern time) on the date falling 14 days after (but not including) the date hereof; provided, however, that in the event that such 14th day shall not be a Business Day, the Disclosure Period shall instead end at 5:00 p.m. (Eastern time) on the next succeeding Business Day.

  "Distribution Agreement" shall mean the Marketing, Sales and Distribution Agreement substantially in the form annexed hereto as Exhibit I.

  "Division" shall have the meaning assigned thereto in the Preamble to this Agreement.

  "Dorken Sublicense" shall mean that certain sublicense from BDG to the Buyer relating to "B" cells licensed from Prof. Bernd Dorken to BDG in substantially the form annexed hereto as Exhibit J.

  "Encumbrance" shall mean any lien, charge, security interest, encumbrance or claim, whether legal or equitable.

  "Environmental Laws" shall mean any and all laws, statutes, codes, rules, regulations, ordinances, orders, writs, decrees and injunctions of any Authority relating to the protection or pollution of the environment, or community health and safety, including the Comprehensive Environmental Response Compensation and Liability Act, as amended, the Federal Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act and the Hazardous and Solid Waste Amendments, the Clean Air Act, the Clean Water Act, the Toxic Substances Control Act, the Safe Drinking Water Act and any similar or analogous statutes, regulations and decisional law of any Authority.

  "Epstein Opinion" shall mean the opinion of Epstein Becker & Green, P.C. with respect to this Agreement and the transactions contemplated hereby, the form and content of which shall be negotiated after the execution and delivery hereof.

  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

  "ERISA Benefit Plans" shall mean any (i) "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), (ii) "multiemployer plan" (as such term is defined in Section 3(37) of ERISA), or (iii) "welfare benefit plan" (as such term is defined in Section 3(1) of ERISA).

  "Excepted Obligations" shall mean the obligations set forth or described in subsection 2 of Exhibit C.

  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

  "Execution Schedule" shall mean that certain disclosure schedule (composed of various sections) which is being delivered by the Seller to the Buyer in connection herewith, but which is not an attachment to the Agreement. In all other respects, references in this Agreement to "Schedules" shall be deemed also to refer to the Execution Schedule.

  "FDA" shall mean the U.S. Food and Drug Administration.

  "First BD License" shall have the meaning assigned thereto in Section 16.1.

  "First BD Sublicense" shall mean that certain sublicense, from the Seller to the Buyer relating to CD34+ cell population and related antibody and method patents licensed from Becton, Dickinson and Company to the Seller, in substantially the form annexed hereto as Exhibit K.

  "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, applied on a consistent basis.

  "Hardware and Disposables Manufacturing Agreement" shall mean that certain Hardware and Disposables Manufacturing Agreement between the Buyer and the Seller substantially in the form annexed hereto as Exhibit L.

  "Hardware and Disposables Supply Agreement" shall mean that certain Hardware and Disposables Supply Agreement between the Buyer and the Seller substantially in the form annexed hereto as Exhibit M.

  "Hart-Scott" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

  "HHS" shall mean the United States Department of Health and Human Services.

  "Improvements" shall mean all buildings, structures and improvements located on the Real Estate.

  "Included Agreements" shall have the meaning assigned thereto in Schedule
2.1.

  "Indemnified Party" shall have the meaning assigned thereto in Section 9.2.

  "Indemnifying Party" shall have the meaning assigned thereto in Section 9.2.

  "Information" shall mean confidential ideas, trade secrets, technology, know-how, inventions (whether or not patentable) and improvements thereto, concepts, methods, processes, formulae, reports, data, customer lists, mailing lists, business plans, or other proprietary information.

  "Innovir" shall mean Innovir Laboratories, Inc., a Delaware corporation.

  "Innovir Common Stock" shall mean the common stock of Innovir, $.013 par value per share.

  "VIMRx Holdings" shall mean Innovir Holdings, Ltd., a Delaware corporation.

  "VIMRx Holdings Common Stock" shall mean the common stock of Innovir Holdings, $.01 par value per share.

  "Innovir UK" shall mean Innovir Limited, an English private limited company.

  "Innovir UK Ordinary Shares" shall mean the common shares of Innovir UK, one pound par value per share.

  "Innovir Germany" shall mean Innovir Gesellschaft fur die Entwicklung und Synthese von Oligomeren mbH, a Gesellschaft mit beschrankter Halftung organized under the laws of the Federal Republic of Germany.

  "Innovir Preferred Stock" shall mean the Preferred Stock of Innovir, par value $.06 per share, including Class B Preferred Stock and Preferred Stock undesignated as to class or series.

  "Intellectual Property" shall mean Copyrights, Patents, Trademarks, Information and Software.

  "Intellectual Property Right" shall mean any right possessed by any person or entity which arises as a result of his or its ownership, license or use of, or of any application for, or application for registration of, any Intellectual Property.

  "Inventory Entity" shall have the meaning set forth in Section 3.21 hereto.

  "Isolex(R) and Maxsep(R) Technology" shall have the meaning assigned thereto in the Hardware and Disposables Manufacturing Agreement.

  "Isolex(R) and Maxsep(R) Products" shall have the meaning assigned thereto in the Hardware and Disposables Manufacturing Agreement.

  "KPMG" shall mean KPMG Peat Marwick LLP.

  "Licenses" shall mean licenses, authorizations, authorities, approvals, permits and certificates.

  "Losses" shall mean liabilities, claims, losses, costs, damages, and expenses (including without limitation, reasonable attorneys' fees and expenses), whether incurred in connection with a claim, controversy or dispute between the parties hereto or between a party hereto and one or more third parties.

  "Manufactured Products" shall mean (i) all Isolex(R) and Maxsep(R) Products listed on Schedule I attached to the Hardware and Disposables Manufacturing Agreement and all components thereof, in each case as currently produced by the Seller utilizing the Isolex(R) and Maxsep(R) Technology; provided, however, that Manufactured Products shall not include those products or components to be manufactured or supplied by the Seller under the Hardware and Disposables Supply Agreement; (ii) all "Antibodies" (as that term is defined in the Antibody Manufacturing and Storage Agreement) specified in
Schedule I attached to the Antibody Manufacturing and Storage Agreement, in each case as currently produced by the Seller; and (iii) the products currently used in the research and development program of the Business.

  "Material Adverse Effect", with respect to the Seller, the Buyer or VIMRx, means a material adverse effect, or the occurrence or existence of facts or circumstances that would reasonably be expected to result in a material adverse effect, on the business, assets, liabilities, results of operations, properties, financial or operating condition of (i) the Division, in the case of the Seller, (ii) VIMRx and its subsidiaries (other than the Buyer) taken as a whole, in the case of VIMRx, and (iii) the Buyer and its subsidiaries, if any, taken as a whole, in the case of the Buyer, or on the ability of any such Person (and to the extent applicable, its subsidiaries) to consummate the transactions contemplated hereunder.

  "Milestone" shall mean each of the regulatory approval milestones set forth on Exhibit N to this Agreement.

  "Milestone Payment" shall mean each and any of the payments to be made to the Seller pursuant to Section 6.2(A) to this Agreement.

  "Munich Facility" shall mean the facility, located at Edisonstrasse 3-4 D-85716 Unterschlessein, Germany, in which BDG currently conducts certain operations on behalf of the Division.

  "Nasdaq" shall mean the Nasdaq Stock Market.

  "Net Projected Expenses" shall mean, in respect of the Buyer as of any given Occurrence Date, the excess, if any, of (i) the total cash operating expenses (excluding depreciation, amortization and similar non-cash items) projected by the Buyer to be incurred by the Buyer during the 12-month period immediately succeeding such Occurrence Date minus (ii) the total amount of revenue and income, from whatsoever source, projected by the Buyer to be earned by the Buyer during such 12-month period.

  "NIH" shall mean the National Institutes of Health.

  "Non-Assumed Liabilities" shall have the meaning assigned thereto in Section 2.5(A).

  "Non-ERISA Plans" shall mean, in respect of any Person, each and every (i) employee collective bargaining agreement, employment agreement (other than employment agreements terminable by such Person without premium or penalty on notice of 30 days or less under which the only monetary obligation of such person is to make current wage or salary payments and provide current fringe benefits), consulting, advisory or service agreement (as to the latter three, where such person is the recipient of the services); deferred compensation agreement, confidentiality agreement or covenant not to compete (other than confidentiality agreements and covenants not to compete contained in agreements which are required to be disclosed by such Person hereunder), (ii) contract or agreement with any officer, director or employee (other than employment agreements disclosed in response to clause (i) or excluded from the scope of clause (i)), agent, or attorney-in-fact of such Person; or (iii) stock option, stock purchase, bonus or other incentive plan or agreement.

  "Occurrence Date" shall mean, with respect to any given Milestone, the date on which such Milestone shall occur, if at all.

  "Orders" shall mean any order, writ, injunction or decree of any Tribunal or Authority.

  "Owned Software" shall mean all Software owned by the Seller and used in the Business of the Division.

  "Parker Facility" shall mean the facility, located at 9 Parker, Irvine, California, in which the Division currently conducts certain of its operations.

  "Patents" shall mean United States and foreign patents, continuations, continuations-in-part, divisions, reissues, reexaminations, extensions and disclosures.

  "Patent Rights" shall have the meaning assigned thereto in Section 16.1.

  "Plan A Projections" shall mean the financial projections, relating to the Buyer, which are included as Section 1 of the Execution Schedule.

  "PBGC" shall mean the Pension Benefit Guaranty Corporation.

  "Permitted Encumbrances" shall mean (a) liens for taxes and other governmental charges and assessments which are not yet due and payable, (b) liens of landlords and liens of carriers, warehousemen, mechanics and materialmen and other like liens arising in the ordinary course of business for sums not yet due and payable, (c) liens on deposits or pledges to secure obligations under workmen's compensation, social security or similar laws and
(d) other liens, encumbrance(s) or imperfections on property which are not material in amount or do not materially detract from the value of or materially impair the existing use of the property affected by such lien, encumbrance(s) or imperfection.

  "Person" shall mean any individual, corporation, partnership, limited partnership, limited liability partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, Authority or other entity.

  "Primary Licenses" shall mean the following agreements: (i) the License Agreement between the Seller and Becton, Dickenson and Company, dated August 24, 1990 as amended on November 10, 1993 and March 30, 1995 (relating to CD34+ cell population and related antibody and method patents); (ii) the License Agreement between the Seller and Becton, Dickenson and Company, dated June 1, 1993 (relating to "B" cell antibodies); (iii) the Non-Exclusive License Agreement between the Seller and Cetus Oncology Corporation d/b/a Chiron Therapeutics, dated March 28, 1996 (relating to breast cancer antibodies); and
(iv) the Agreement between BDG and Professor Bernd Dorken, dated October 20, 1994 (relating to "B" cells).

  "Proxy Statement" shall have the meaning assigned thereto in Section 5.16.

  "PTO" shall mean the United States Patent and Trademark Office.

  "Purchase Consideration" shall have the meaning assigned thereto in Section
2.2.

  "Real Property" shall have the meaning assigned thereto in Section 3.7(B).

  "Registration Rights Agreement" shall mean the registration rights agreement substantially in the form annexed hereto as Exhibit O.

  "Representatives" shall mean, with respect to any Person, such Person's officer's, directors, employees, independent contractors, agents and representatives.

  "Ribonetics" shall mean Ribonetics Gesellschaft fur molekulare therapie GmbH, a Gesellschaft mit beschrankter Halftung organized under the laws of the Federal Republic of Germany.

  "Round Lake Facility" shall mean the facility, located at WG 2-3S Route 120 & Wilson Road, Round Lake, Illinois, in which the Division currently conducts certain of its operations.

  "Royalty Assignment and Agreement" shall mean the royalty assignment and agreement substantially in the form annexed hereto as Exhibit P.

  "Saxholm Litigation" shall mean the certain litigation identified as Saxholm AS v. Baxter Healthcare Corp., Civil Action No. 94 C 5408, which is pending in the Northern District of Illinois, Eastern Division.

  "SEC" shall mean the United States Securities and Exchange Commission.

  "Second BD Sublicense" shall mean that certain sublicense, from the Seller to the Buyer relating to "B" cell antibodies licensed from Becton, Dickenson and Company to the Seller, in substantially the form annexed hereto as Exhibit Q.

  "SEC Reports" shall mean all forms, reports and documents required to be filed with the SEC pursuant to the Securities Act or the Exchange Act.

  "Section 14.2 Date" shall mean that date falling 21 days after (but not including) the date hereof; provided, however, that in the event that such 21st day shall not be a Business Day, the Section 14.2 Date shall instead be the next succeeding Business Day.

  "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

  "Seller" shall have the meaning assigned thereto in the Preamble to this Agreement.

  "Services Agreement" shall mean an agreement between the Buyer and the Seller, to be negotiated after the execution and delivery hereof, relating to manufacturing, regulatory and other support services (other than those covered by (i) the Hardware and Disposables Manufacturing Agreement, (ii) the Distribution Agreement and (iii) the other Transaction Documents) which shall provide, among other terms to be mutually agreed by the parties, for the Seller to provide to the Buyer, at its fully-loaded cost, certain services (of the type which are now rendered by the Seller in respect of the Division).

  "Seyfarth Opinion" shall mean the opinion of Seyfarth, Shaw, Fairweather & Geraldson with respect to this Agreement and the transactions contemplated hereby, the form and content of which shall be negotiated after the execution and delivery hereof.

  "Shrinkwrap Software" shall mean all Software that is available in consumer retail stores and subject to form shrinkwrap license agreements.

  "Software" shall mean computer software programs and software systems, including, without limitation, all database applications, compilations, tool sets, compilers, higher level or "proprietary" languages, related documentation and materials, whether in source code, object code or human readable form as well as all Copyrights, if any, appurtenant thereto.

  "Stockholders' Agreement" shall mean the stockholders' agreement between VIMRx and the Seller substantially in the form annexed hereto as Exhibit R.

  "Sublicenses" shall mean, collectively, the Chiron Sublicense, the Dorken Sublicense and the First and Second BD Sublicenses.

  "Subsidiary" shall mean, as to any party, any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the party, by one or more of its subsidiaries, or by the party and one or more of its subsidiaries.

  "Tax Return" shall mean, in respect of any Person, any report, statement, return, declaration of estimated Tax or other information required to be supplied by or on behalf of such Person to a Tax Authority in connection with Taxes, or with respect to grants of Tax exemption, including any consolidated, combined, unitary, joint or other return filed by any person that properly includes the income, deductions or other Tax information concerning such Person.

  "Taxes" shall mean all taxes, including all Federal, state, local, foreign and other income, franchise, sales, use, property, payroll, stamp, withholding, environmental, alternative or add-on minimum and other taxes, assessments, charges, duties, fees, levies or other governmental charges of any kind whatsoever, and all estimated taxes, deficiency assessments, additions to tax, penalties and interest, and any contractual or other obligation to indemnity or reimburse any person with respect to any such assessment.

  "Third Party Claim" shall mean, in respect of any party hereto, any claim, or the commencement, or possible commencement, of any Action with respect to which indemnification is or is reasonably likely to be claimed by such party pursuant to Section 9.

  "Trademarks" shall mean United States, state and foreign trademarks, service marks, logos, trade dress and trade names, whether registered or unregistered.

  "Transaction Documents" shall mean the following:

  (i)  the Distribution Agreement,

  (ii) the Non-Competition and Confidentiality Agreement,

  (iii) the Assignment of Parker Lease,

  (iv) the Registration Rights Agreement,

  (v)  the First BD Sublicense,

  (vi) the Second BD Sublicense,

  (vii) the Dorken Sublicense,

  (viii) the Chiron Sublicense,

  (ix) the Stockholders' Agreement,

  (x)  the Services Agreement,

  (xi) the Antibody Manufacturing and Storage Agreement,

  (xii) the Royalty Assignment and Agreement,

  (xiii) the Hardware and Disposables Manufacturing Agreement,

  (xiv) the Hardware and Disposables Supply Agreement,

  (xv) the Voting Agreement,

  (xvi) and each of the other agreements, documents and instruments being, or to be, executed in connection with the transactions contemplated hereunder.

  "Transactional Taxes" shall mean all sales, use, transfer, conveyance, bulk transfer, business and occupation, value added or other such Taxes, duties, excises or governmental charges imposed by any taxing jurisdiction.

  "Tribunal" shall mean any domestic or foreign court, arbitration board or other tribunal.

  "VGI" shall mean VIMRx Genomics, Inc., a Delaware corporation.

  "VGI Common Stock" shall mean the common stock of VGI, $.01 par value per share.

  "VIMRx Common Stock" shall mean the common stock of VIMRx, $.001 par value per share.

  "VIMRx Preferred Stock" shall mean Series A Convertible Preferred Stock of VIMRx, par value $.001, having rights, preferences and designations (including a per share liquidation value of $1,000) as set forth on Exhibit S to this Agreement.

  "VIMRx" shall have the meaning assigned thereto in the Preamble to this Agreement.

  "Voting Agreement" shall mean that certain Voting Agreement, between the Seller, VIMRx, Richard L. Dunning, Donald G. Drapkin, Laurence D. Fink, Lindsay A. Rosenwald, M.D., Eric A. Rose, M.D. and Paramount Capital Asset Management Inc. substantially in the form annexed hereto as Exhibit T.

  "Warrant" shall mean a stock purchase warrant, substantially in the form annexed hereto as Exhibit U, for the purchase of 6.383 additional shares of the Buyer Common Stock (which number of shares, if issued at Closing, would represent, immediately after issuance thereof, 6% of all issued and outstanding Buyer Common Stock) at an aggregate exercise price of $6,000,000.

  1.2 Interpretation.

    (A)In respect of any of the Seller, the Buyer or VIMRx, the terms "to the knowledge of" such Person and "awareness of" such party, and variations thereof, shall be deemed to refer to the actual knowledge and/or awareness (without any requirement of inquiry) of the Relevant Persons of such Party. In respect of the Seller, the term "Relevant Persons" shall be deemed to refer to (i) Victor W. Schmitt, John A. Osth, Michael J. Griffith, Dennis
  E. Van Epps, Reiner Spaethe, Kristin Houser, Charles Nawrot, Kathy Carroll, Donna Waldo, Michael Schiffer, Tim Anderson, Bruce Davis, Janice Guthrie, Bradford Price, William C. Lake, Alan R. Hardwick, Debra Condino, Sarah Bates, and (ii) any other person who, prior to the Closing Date, shall succeed to the position or office now held by any of the foregoing persons in (i). In respect of the Buyer, the term "Relevant Persons" shall be deemed to refer to (i) Richard L. Dunning, L. William McIntosh, Francis M. O'Connell, Lowell S. Lifschultz, Don M. Kerr and David A. Jackson, Ph.D., and (ii) any other person who, prior to the Closing Date, shall succeed to the position or office now held by any of the foregoing persons in (i). In respect of VIMRx, the term "Relevant Persons" shall be deemed to refer to
  (i) Richard L. Dunning, L. William McIntosh, Francis M. O'Connell, Lowell
  S. Lifschultz, Don M. Kerr, Richard E. Kouri, Ph.D., Thomas Sharpe, Ph.D., David Stern, M.D. and David A. Jackson, Ph.D., and (ii) any other person who, prior to the Closing Date, shall succeed to the position or office now held by any of the foregoing persons in (i).

    (B)Whenever in this Agreement the phrase "in the ordinary course of business" is used, it shall be construed as meaning "in the ordinary course of business and substantially consistent with prior practice."

    (C)Whenever in this Agreement the term "including" is used, it shall be construed as meaning "including but not limited to."

    (D)All accounting terms not specifically defined herein shall be construed in accordance with GAAP in effect at the Closing.

    (E)Whenever in this Agreement the term "agreement" is used, it shall be deemed to refer to commitments, leases, licenses, contracts and agreements.

    (F)Whenever in this Agreement the term "party to" is used in regard to an agreement, it shall be construed as meaning "party to or bound by".

    (G)Notwithstanding anything to the contrary in this Agreement, in connection with any representations or warranties relating to (i) Manufactured Products to be acquired by the Buyer from third parties, and
  (ii) products currently used in the research and development program of the Business, and which form a part of the Manufactured Products, neither the Seller nor any of its officers, directors, employees or representatives, including without limitation those individuals set forth in Section 1.2(A) hereof, shall have any obligation or requirement of any kind whatsoever to conduct any inquiry to support such representations and warranties.

2.Purchase and Sale of the Assets; Closing.

  2.1 Purchase and Sale.

    (A)In reliance on the representations and warranties contained herein and subject to all of the terms and conditions hereof, the Seller hereby agrees to sell, assign, transfer and deliver (or cause to be sold, assigned, transferred and delivered) to the Buyer and the Buyer agrees to purchase from the Seller, on the Closing Date, all of the Seller's right, title and interest in and to the Class A Assets, as set forth or described on
  Schedule 2.1 hereto.

    (B)In reliance on the representations and warranties contained herein and subject to all of the terms and conditions hereof, the Seller hereby agrees to sell, assign, transfer and deliver (or cause to be sold, assigned, transferred and delivered) to VIMRx and VIMRx agrees to purchase from the Seller, on the Closing Date, all of the Seller's right, title and interest in and to the Class B Assets, as set forth or described on Schedule 2.1 hereto; provided, however, that notwithstanding the foregoing, VIMRx hereby, effective as of the Closing Date (and for the consideration described in Section 2.4 below), assigns to the Buyer all of VIMRx's rights to receive all of the Seller's right, title and interest in and to the Class B Assets, with the result that the Class B Assets shall be conveyed directly to the Buyer.

  2.2 Purchase Consideration. In consideration of the sale, assignment and transfer of the Class A Assets and Class B Assets pursuant to Section 2.1 hereof, VIMRx or the Buyer, as the case may be, agrees to pay or issue to the Seller the following consideration (the "Purchase Consideration"):

    (A)eleven million (11,000,000) shares of VIMRx Common Stock;

    (B)forty thousand (40,000) shares of VIMRx Preferred Stock;

    (C)in the event that the aggregate Agreed Value of the eleven million shares of VIMRx Common Stock issued pursuant to Section 2.2(A) hereof (hereinafter, the "Aggregate Agreed Value") shall be less than $50,000,000, such additional number of shares of VIMRx Preferred Stock as shall equal the result obtained by dividing, by 1,000, the difference of $50,000,000 minus the Aggregate Agreed Value; provided, however, that in lieu of any fractional share which might otherwise be due pursuant to such formula, VIMRx shall pay to the Seller an equivalent amount in cash (based on a liquidation value of $1,000);

    (D)Nineteen and one-half (19.5) shares of Buyer Common Stock, which will represent, immediately after the issuance thereof, 19.5% of all issued and outstanding Buyer Common Stock; and

    (E)the Warrant.

  2.3 Payment. At the Closing provided for in Section 2.6 hereof, the Buyer and VIMRx, as the case may be, shall deliver to the Seller certificates representing the VIMRx Common Stock, VIMRx Preferred Stock and Buyer Common Stock provided for in Section 2.2, together with the Warrant, against delivery of the items designated to be delivered by the Seller at Closing pursuant to
Section 8.1.

  2.4 Issuance to VIMRx. In consideration for the agreement of VIMRx to assign to the Buyer its rights to acquire the Class B Assets, as provided in Section 2.1(B), the Buyer shall, on the Closing Date, issue to VIMRx 80.5 shares of Buyer Common Stock, which will represent, immediately after the issuance thereof, 80.5% of all issued and outstanding Buyer Common Stock.

  2.5 Liabilities.

    (A)Liabilities Not Assumed. Except as specifically provided in Section 2.5(B), the Buyer and VIMRx neither assume nor shall be obligated to pay, perform or discharge, and the Seller hereby agrees to pay, perform, discharge or otherwise satisfy in due course and to hold the Buyer and VIMRx harmless from, any and all debts, liabilities and obligations of the Seller, whether known or unknown, fixed, contingent or otherwise, including all Taxes arising from any Seller operations up to and including the Closing Date (all such non-assumed liabilities being hereinafter collectively referred to as the "Non-Assumed Liabilities").

    (B)Assumed Liabilities. In addition to the consideration payable pursuant to Section 2.2 hereof, and subject to the terms and conditions set forth in this Agreement, effective as of the Closing Date, the Buyer hereby assumes only those liabilities of the Seller specifically set forth on Exhibit C (the "Assumed Liabilities").

    (C)Buyer Liabilities. The Seller shall have no liability for any obligations of the Buyer that are incurred or arise after the Closing Date ("Buyer Liabilities") except to the extent (i) otherwise provided in this Agreement or any Transaction Document or (ii) that any such liability arises from a wrongful act or omission on the part of the Seller, any Affiliate of Seller or any Representative of any of the foregoing.

    (D)No Assumption by VIMRx. In connection with the assignment, by VIMRx to the Buyer, of the rights described in Section 2.1(B), VIMRx neither assumes, nor shall be obligated to pay, perform or discharge, any debts, obligations or liabilities of the Seller, whether known or unknown, fixed, contingent or otherwise.

  2.6 Closing. The closing of the purchase and sale of the Assets hereunder (the "Closing") shall be held at the offices of the Seller located at the Parker Facility, as promptly as reasonably practicable following the date on which the last of the conditions set forth in Section 7 has been satisfied or waived in accordance with the terms of this Agreement, or on such other date, and at such other time and place, as the Seller and the Buyer shall mutually agree in writing (the day of occurrence of the Closing being referred to hereinafter as the "Closing Date").

3.Representations and Warranties of the Seller

  The Seller represents and warrants to the Buyer and VIMRx as of the end of the Disclosure Period, and as of the Closing Date, as follows:

  3.1 Good Standing.

  The Seller is a corporation organized, validly existing and in good standing under the laws of the State of Delaware, and with respect to the Business of the Division, has all necessary corporate power and authority to own, lease and operate its properties and to carry on the Business as the same is now being conducted. True, accurate and complete copies of the Certificate of Incorporation and By-Laws of the Seller have been provided to the Buyer.

  3.2 Authority.

  The Seller possesses full right, corporate power and legal authority to execute and deliver this Agreement and the Transaction Documents to which the Seller is a party and to perform each of the agreements and make each of the representations and warranties on its part to be performed and made hereunder and thereunder. The execution and delivery of this Agreement and the Transaction Documents to which the Seller is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of the Seller. This Agreement has been duly and validly executed by the Seller and constitutes, and the Transaction Documents (upon and subject to their execution and delivery by all parties thereto) shall constitute, the legal, valid and binding obligation of the Seller enforceable against it in accordance with their terms subject to the qualification that the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws, now or hereafter in effect, affecting creditors' rights and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding for the enforcement thereof may be brought. Except as set forth on Schedule 3.2, the execution and delivery of this Agreement and the Transaction Documents to which the Seller is a party and the performance by it of all of the transactions contemplated herein and therein do not and shall not (with or without the giving of notice or the passage of time or both) (A) violate or conflict with the Certificate of Incorporation or By-laws of the Seller, or (B) (1) violate or conflict with any law, rule, ruling, determination, ordinance or regulation of any Authority or any condition or provision of, (2) result in the creation or imposition of any Encumbrance upon any of the Assets of the Seller pursuant to, (3) accelerate or create, or permit the acceleration or creation of, any liability or obligation of the Seller under, or (4) cause a termination under or give rise to a right of termination under, the terms of, any contract, mortgage, lien, lease, agreement, indenture, trust, instrument, order, judgment or decree to which the Seller is a party or which is binding upon the Seller (it being agreed that this subsection (B) shall be deemed to refer only to the Assets, liabilities, obligations, contracts, mortgages, liens, leases, agreements, indentures, trusts, instruments, orders, judgments and decrees which relate to or affect the Division and which are being transferred to, assumed by or sublicensed to the Buyer, as the case may be); provided, however, that the existence of any such violations, conflicts, encumbrances, accelerations, creations, terminations or rights of termination shall not be deemed to be a breach of this Section 3.2 unless, individually or in the aggregate, they would have a Material Adverse Effect on the Division or (subsequent to the Closing) on the Buyer.

  3.3 Consents and Approvals.

  Except at set forth on Schedule 3.3, no other action or consent, whether corporate or otherwise, including action or consent by any Authority, is necessary in connection with the execution, delivery, validity or enforceability of this Agreement or the Transaction Documents with respect to the Seller or the consummation by it of the transactions contemplated hereby and thereby.

  3.4 Financial Statements.

  To the knowledge of the Seller, the representations contained in paragraph numbers 1 through 14 of that certain Management Representation Letter, dated July 28, 1997, to KPMG from the Seller (executed by Messrs. Osth and Schmitt and Mrs. Waldo) are true and correct.

  3.5 FDA and Related Regulatory Matters.

    (A)Except as otherwise disclosed in Schedule 3.5(A), all current products of the Business which shall constitute Manufactured Products, Supplied Products, Antibodies, Reagents and Reagent Kits under the Hardware and Disposables Manufacturing Agreement, the Hardware and Disposables Supply Agreement, and/or the Antibody Manufacturing and Storage Agreement, and all components thereof (all such products and components being collectively referred to as the "Current Baxter Products") and which are manufactured by the Seller or any Affiliate of the Seller, are in compliance, in all material respects, with all applicable requirements of the FDA and any analogous Authority in any country or other jurisdiction in which such Current Baxter Products are manufactured, processed, packaged, labeled, held or sold.

    (B)Except as otherwise disclosed in Schedule 3.5(B), to the Seller's knowledge, all Current Baxter Products which are manufactured, processed, packaged, labeled or held by Persons other than the Seller or any Affiliate of the Seller are in compliance, in all material respects, with all applicable requirements of the FDA and any analogous Authority in any country or other jurisdiction in which such Current Baxter Products are manufactured, processed, packaged, labeled, held or sold.

    (C)Except as otherwise disclosed in Schedule 3.5(C), all facilities, owned or operated by Seller or any Affiliate of Seller, at which any Current Baxter Products are manufactured, processed, packaged, labeled or held are in compliance, in all material respects, with all applicable requirements of the FDA and any analogous Authority in any country or other jurisdiction in which such Current Baxter Products are manufactured, processed, packaged, labeled, held or sold.

    (D)Except as otherwise disclosed in Schedule 3.5(D), to the Seller's knowledge, all facilities, owned or operated by Persons other than Seller or any Affiliate of Seller, in which any Current Baxter Products are manufactured, processed, packaged, labeled, held or sold are in compliance, in all material respects, with all applicable requirements of the FDA and any analogous Authority in any country or other jurisdiction in which such Current Baxter Products are manufactured, processed, packaged, labeled, held or sold.

    (E)The Seller and each relevant Affiliate of Seller has obtained all required marketing and clinical authorizations, clearances or approvals in each foreign country in which it distributes any Current Baxter Products (including all approvals necessary for the Seller or such Affiliate to be paid or reimbursed therefor). Schedule 3.5(E) sets forth a true and correct list of such foreign marketing and clinical authorizations, clearances and approvals.

    (F)Schedule 3.5(F) sets forth a true and correct list of all PMA's, 510(k)'s, IDE's, IND's, MAF's, DMF's, ELA's, PLA's and other FDA related submissions ("FDA Submissions") which (i) relate to Current Baxter Products and (ii) are either (a) submitted and pending, or (b) cleared and/or approved.

    (G)Except as set forth in Schedule 3.5(G), non-clinical data supporting the quality and integrity of the safety data in all FDA Submissions listed on Schedule 3.5(F) were generated in compliance, in all material respects, with all applicable requirements under Federal, state, local or foreign law.

    (H)Except as set forth in Schedule 3.5(H), the Seller and each Affiliate of the Seller is in compliance, in all material respects, with all MDR requirements as set forth in 21 C.F.R. Parts 803 and 804, as well as with all analogous state, local and foreign laws, in connection with each facility referred to in Section 3.5(C); provided, however, that this representation shall apply only to the extent that such MDR (or analogous) requirements relate to Current Baxter Products.

    (I)Except as set forth in Schedule 3.5(I), to the Seller's knowledge, the relevant responsible party is in compliance, in all material respects, with all MDR requirements as set forth in 21 C.F.R. Parts 803 and 804, as well as with all analogous state, local and foreign laws, in connection with each facility referred to in Section 3.5(D); provided, however, that this representation shall apply only to the extent that such MDR (or analogous) requirements relate to Current Baxter Products.

    (J)Except as set forth in Schedule 3.5(J), in regard to the Current Baxter Products, the Seller and each Affiliate has complied in all material respects with the applicable import and export provisions of federal, state and local law as well as the applicable import and export laws of relevant foreign countries. When exporting Current Baxter Products pursuant to 21 U.S.C. (S)382(b), the Seller and each relevant Affiliate has provided the FDA with written notice as required by 21 U.S.C. (S)382(g). When required for purposes of import of Current Baxter Products into foreign countries, the Seller and/or any relevant Affiliate has obtained all required FDA certifications for provision to the relevant foreign Authorities.

    (K)All FDA Submissions listed on Schedule 3.5(F) were prepared in compliance, in all material respects, with applicable FDA laws and relevant agency guidance documents and contain all necessary data and information required to be contained therein under applicable law and policy.

    (L)In connection with the Current Baxter Products and the facilities referred to in Section 3.5(C) (including the operations conducted therein) neither Seller, nor any Affiliate of Seller nor any Representative of any of the foregoing, has made an untrue statement of a material fact or a fraudulent statement to the FDA or any other Authority, failed to disclose a material fact required to be disclosed to the FDA or any such other Authority, or committed any act that would reasonably be expected to provide a basis for the FDA to invoke its policy respecting "Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities," as set forth in 56 Fed. Reg. 46191 (September 10, 1991) or for any such other Authority to invoke any analogous policy.

    (M)None of the clinical data which was used in connection with any of the FDA Submissions listed on Schedule 3.5(F), or any required marketing or clinical authorizations, clearances and approvals described in Section 3.5(E) above, was collected or obtained from a clinical investigator who was at the time disqualified by the FDA or any other Authority.

  3.6 Taxes.

    Except as set forth in Schedule 3.6:

    (A)As a division of the Seller, the Division does not file Tax Returns;

    (B)The Seller has, in respect of the Division and the Assets, withheld proper and accurate amounts (including from persons now or previously employed by the Division for income Taxes and Social Security and other payroll Taxes) for all periods in compliance with all relevant Tax laws and other withholding provisions of all applicable laws; and either paid such amounts to the relevant Tax Authorities or set them aside in accounts for such purpose; provided, however, that no failure to so withhold, pay or set aside such Taxes shall constitute a breach of this Section 3.6(B) unless such failure would have a Material Adverse Effect on the Division;

    (C)the Seller has, since its incorporation, been a "C" corporation, as defined in Section 1361(a) of the Code; and

    (D)no transaction contemplated by this Agreement is subject to withholding under Section 1445 of the Code.

  3.7 Title; Tangible Personal Property and Real Property.

    (A)The net book value of the furniture, fixtures and equipment included in the Assets shall, as of the Closing Date, be not less than $7.2 million. Except as set forth in Schedule 3.7(A), each material item of tangible personal property included in the Assets, as well as each material item of personal property covered by a lease included in the Included Agreements, is in reasonable working order. Each such item of owned or leased property is located in the Parker Facility.

    (B)The Seller leases the Parker Facility pursuant to a lease disclosed on
  Schedule 3.0(A) (such facility, together with the land upon which it is situated, shall collectively be referred to herein as the "Real
  Property.").

    (C)With respect only to the Real Property, to the knowledge of the Seller (except for the representation relating to receipt of written notice in the second clause of subsection (iii), which is not qualified by knowledge):

      (i)the use being made thereof by the Seller is in conformity with valid and subsisting certificates of occupancy issued therefor;

      (ii)neither the whole nor any portion of the Real Property is in the process of being condemned, requisitioned or otherwise taken by any Authority, and no such condemnation, requisition or taking is threatened;

      (iii)the Real Property complies in all material respects with all building, fire, zoning and other ordinances and regulations of all Authorities applicable thereto; and the Seller has not received any written notice (and is unaware of having received any verbal notice) of any alleged violation of any of the foregoing;

      (iv)the use, occupancy and operation of the Real Property as currently used, occupied and operated by the Seller in connection with the Business of the Division does not constitute a materially nonconforming use under any applicable law, regulation or ordinance;

      (v)the Seller has a valid leasehold interest in the Parker Facility lease free and clear of Encumbrances, other than Permitted
    Encumbrances; and

      (vi)the Parker Facility, including the roof and structural elements thereof and the systems and facilities included therein, are in reasonable operating condition and repair.

    (D)The Seller is the sole and exclusive owner of and has good and valid title to all of the Assets free and clear of all Encumbrances, except for Permitted Encumbrances and except as set forth in Schedule 3.7(D) hereto.

    (E)The Assets, together with the performance by the Seller of its obligations under the Transaction Documents, are sufficient to enable the Buyer (i) to conduct the Business, in all material respects, as it was conducted by the Division prior to the Closing (the parties recognizing that changes in the conduct of the Business may result from differences in personnel arising from, for example, the fact that certain employees of the Seller may not become employees of the Buyer), subject to the Seller's rights and obligations under the Chiron Collaboration Agreement, and (ii) to achieve the levels of financial performance contemplated by the Plan A Projections; provided, however, that nothing herein shall be construed to constitute a guarantee of performance by the Seller of the financial performance by the Buyer of the Plan A Projections. There are no rights or assets retained by the Seller and/or its Affiliates that would prevent the Buyer from conducting the Business, in all material respects, as it was conducted prior to the Closing, subject to (i) any rights retained with respect to the Seller's performance of its obligations under the Chiron Collaboration Agreement, (ii) rights relating to the products or components to be manufactured or supplied by the Seller under the Hardware and Disposables Supply Agreement and (iii) the rights under the Primary Licenses.

  3.8 Intellectual Property.

    (A)Schedule 3.8(A) contains a list and description of all Patents and Trademarks currently owned by or licensed to the Seller in connection with the Division (separately identifying those which are owned and those which are licensed and, if not owned by the Seller, identifying the owner thereof, if any).

    (B)Schedule 3.8(B) contains a list and description of all material Copyrights (registered or unregistered) licensed to the Seller in connection with the Division (identifying the owner thereof and the related work).

    (C)Schedule 3.8(C) contains a list of (i) all applications for registration of any Intellectual Property (other than Patents) owned by or licensed to the Seller in connection with the Division (other than applications relating to Supplied Products or products acquired by the Buyer from third parties) as well as a list of all existing registrations of any such Intellectual Property (in either case, identifying the Intellectual Property, the application or registration number and the jurisdiction thereof) and (ii) pending applications for any Patents relating to Intellectual Property used in connection with the Division (other than applications relating to Supplied Products or products acquired by the Buyer from third parties) where the Seller is listed as the owner or is the licensee of any of the underlying technology (identifying the subject matter of the application, the relevant application number, the jurisdiction thereof and the owner thereof). True and correct copies of all such applications and registrations have been provided to the Buyer.

    (D)Except as set forth on Schedule 3.8(D), such Schedule contains a list of all material documents relating to product clearances for Patent infringement performed by or on behalf of the Seller with respect to (i) all Isolex(R) and Maxsep(R) Products and (ii) all other Manufactured Products. The Seller has delivered to the Buyer true and correct copies of all such documents.

    (E)Schedule 3.8(E) contains a list and description (showing in each case the parties thereto and, in the event the same has not been reduced to writing, the material terms thereof) of all material agreements and licenses to which the Seller is a party or by which it is bound which entitle the Seller or a third party to use, or restrict the Seller's or a third-party's use of, (i) any Copyrights, Patents, Trademarks or Information owned by, licensed to, or used by, the Seller in connection with the Division or (ii) any Customized Software.

    (F)Schedule 3.8(F) contains a list and description, showing in each case the owner or licensor, of all Customized Software.

    (G)Except as disclosed in Schedule 3.8(G): (i) to the knowledge of the Seller, all Patents, and all Copyright and Trademark registrations, owned by the Seller in connection with Manufactured Products are valid and in full force and effect, and (ii) the Seller has not received written notice (and is unaware of having received any verbal notice) of any outstanding challenges, by any third party, either to any such Patents or registrations or to any of the applications described in Section 3.8(C).

    (H)Except as disclosed in Schedule 3.8(H), the Seller is not aware that there now exists any use, by a third party, of any Intellectual Property which violates any material Intellectual Property Right of the Seller (in connection with Manufactured Products).

    (I)Except as set forth in Schedule 3.8(I), (i) to the Seller's knowledge, no infringement of any material Intellectual Property Right of any other person or entity has occurred or results in any way from the current operations of the Division or the Business, and (ii) no claim of any infringement by the Seller (in connection with the Division or the Business) of any material Intellectual Property Right of any other person or entity has been made, asserted or threatened in writing (and the Seller is unaware of any verbal such claims) against and to the Seller.

    (J)Except as set forth on Schedule 3.8(J), there is no existing material breach, by the Seller, of any material agreement by which the Seller has granted or received a license or sublicense of an Intellectual Property Right, including, but not limited to, the Primary Licenses ("Material Intellectual Property Agreements") by the Seller. To the Seller's knowledge, and subject to the foregoing, each of the Material Intellectual Property Agreements is valid, enforceable and in full force and effect, except to the extent the enforceability thereof may be affected by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or general principles of equity. To the Sellers' knowledge, except as set forth in Schedule 3.8(J), no material default, by any party other than the Seller, exists under any of the Material Intellectual Property Agreements and no event has occurred which, with the lapse of time or the giving of notice or both is reasonably likely to constitute a material breach of any such agreement by the Seller or give rise to a right on the part of any of the other parties thereto to terminate such agreement or to deprive the Seller of any material right, or accelerate any of its material obligations, thereunder.

    (K)Except as disclosed in Schedule 3.8(K): (i) the Owned Software is not subject to any transfer, assignment, site, equipment, or other operational limitations; (ii) the Owned Software is eligible for protection and registration under applicable copyright law and, to the knowledge of the Seller, has not been forfeited to the public domain; (iii) the Seller has copies of all releases or separate versions of the Owned Software so that the same may be subject to registration in the United States Copyright Office; (iv) the Seller has all right, title and interest in and to the Owned Software; (v) the Seller has developed the Owned Software through its own efforts and for its own account without the aid or use of any consultants, agents, independent contractors or persons or entities other than persons who are (or were at the time) employees of the Seller; and (vi) any Owned Software includes the source code, object code and system documentation, used for the development, maintenance, implementation and use thereof.

    (L)Except as disclosed in Schedule 3.8(L), all employees, agents, consultants or contractors who have contributed to or participated in the creation or development of any copyrightable, patentable or trade secret material on behalf of the Seller or any predecessor in interest thereto either: (x) is a party to a valid written agreement under which the Seller is deemed to be the original owner/author of all property rights therein; or (y) has executed, or is obligated pursuant to an existing agreement to execute, a valid agreement assigning to the Seller (or such predecessor in interest, as applicable) all right, title and interest in such material; provided, however, that this Section 3.8(L) shall not apply to any copyrightable, patentable or trade secret material which, whether considered individually or in the aggregate, is not material to the operation of the Business.

    (M)Subject to Section 1.2(G) hereof, with respect to all representations in this Section 3.8 which are made to the Seller's "knowledge" or which involve the Seller's "awareness" of any facts or circumstances, the Seller represents and warrants that it has performed a reasonable due diligence review with respect to the subject matter thereof.

  3.9 Environmental Matters.

    (A)Schedule 3.9 lists all written notices (and all verbal notices of which the Seller is aware) received by the Seller of violations of Environmental Laws or environmental claims from environmental Authorities since January 1, 1992 (in each case, only to the extent that they relate(d) to the Parker Facility). The Seller has delivered to the Buyer true and correct copies of all such notices, claims and reports, as well as all reports of the Seller filed with such Authorities since such date which relate to the Division.

    (B)Except as set forth in Schedule 3.9, with respect only to the Parker Facility, to the knowledge of the Seller, (i) there has been no release or discharge by the Seller (or any other Person) of any Contaminant in or on the Parker Facility (or the land upon which it is situated) and (ii) there otherwise exist no Contaminants on or in any such real property, in any material quantity, which, in either case, would (a) constitute or have constituted a material violation of any Environmental Law, or (b) give rise to an obligation on the part of the Seller, its assigns or successors in interest to effect any environmental cleanup or remediation.

  3.10 Contracts and Commitments.

    (A)Except as set forth on Schedule 3.10(A), the Seller is not, solely in connection with the Division, a party to any written or oral:

      (i)cooperative research and development agreement, supply agreement, research agreement, research funding agreement, clinical trial agreement, cell processing laboratory agreement, investigator agreement, development agreement, consulting agreement, incoming material transfer agreement, or outgoing material transfer agreement;

      (ii)lease of real property, or commitment, contract or agreement for the purchase or sale of real property;

      (iii)royalty, distribution, agency or license agreement (license agreements shall include, but not be limited to, any agreement pursuant to which the Seller or any third party is licensed, or otherwise afforded the right, to use, sell, reproduce or exploit any Intellectual Property);

      (iv)agreement of employment with any officer, employee, director, professional person, or independent contractor (including consultants) which is not terminable, at the discretion of the Seller, without payment or other penalty, on 30 (or fewer) days' notice from the Seller;

      (v)agreement (including a collective bargaining agreement) with any labor union or other representative of employees;

      (vi)agreement guaranteeing the payment or performance of the obligations of others;

      (vii)lease of any personal property under which aggregate payments exceed $15,000 per year;

      (viii) agreement not made in the ordinary course of business involving a sum in excess of $15,000;

      (ix)agreement (except leases of personal property) for the purchase or sale of products or other personal property, or the provision or purchase of services, involving a sum in excess of $15,000;

      (x)partnership or joint venture agreement;

      (xi)security, pledge or escrow agreement or any other agreement creating or providing for the creation of any Encumbrance;

      (xii) agreement restricting in any way the ability of the Seller to engage in any enterprise;

      (xiii) agreement (other than agreements of employment with an officer, employee, director, professional person or independent contractor) restricting in any way the ability of a third party to engage in any enterprise;

      (xiv) agreement obligating the Seller to pay any commission, finder's fee or other such contingent remuneration;

      (xv)agreement under which the Seller is obligated to provide or expend services, property or cash with a fair market value in excess of $15,000; or

      (xvi) agreement, not otherwise required to be disclosed on Schedule 3.10(A) pursuant to the above provisions of this Section 3.10(A), which constitutes an Included Agreement.

    (B)True and correct copies of those agreements which are required to be disclosed on Schedule 3.10(A) and which have been reduced to writing have been delivered to the Buyer, and Schedule 3.10(B) contains a true and correct description of all material terms of those of such agreements which have not been reduced to writing.

    (C)Except as set forth on Schedule 3.10(C), there is no existing material breach of any Included Agreement, or any Primary License, by the Seller. To the Seller's knowledge, and subject to the foregoing, each of the Included Agreements, and each Primary License, is valid, enforceable and in full force and effect, except to the extent the enforceability thereof may be affected by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or general principles of equity, and no event has occurred which, with the lapse of time or the giving of notice or both is reasonably likely to constitute a material breach of any such agreement by the Seller or give rise to a right on the part of any of the other parties thereto to terminate such agreement or to deprive the Seller of any material right, or accelerate any of its material obligations, thereunder.

    (D)Except as set forth on Schedule 3.10(D), to the knowledge of the Seller, there is no existing material breach of any Included Agreement, or any Primary License, by any party (other than the Seller) thereto, and no event has occurred which, with the lapse of time or the giving of notice or both, is reasonably likely to constitute a material breach thereof by such other party or give rise to a right on the part of the Seller to terminate such agreement or to deprive the other party of any right, or accelerate any obligation of such party, thereunder.

    (E)Except as set forth on Schedule 3.10(E), to the knowledge of the Seller, there are no circumstances which, if true, create a reasonable probability that the Seller will not, or will be unable to, fulfill any of its material obligations, under any material Included Agreement or any Primary License.

    (F)The Seller (or the relevant Affiliate, in the case of insurance held by an Affiliate) has not, during the current term of any insurance policy which provides coverage with respect to persons, properties or operations of the Division, received any notice canceling or threatening to cancel or refusing to renew, based (to the knowledge of the Seller) on reasons relating directly to the Business or the Division, any such policy, and no policy insuring any such persons, properties or operations has, based (to the knowledge of the Seller) on reasons relating directly to the Business or the Division, been canceled by the insurer within the last twelve months.

  3.11 Labor Relations.

    The Seller employs 88 employees in the Division in the United States, none of whom is subject to union or collective bargaining agreements by which the Seller is bound or subject. The name of each such employee is listed on Schedule 3.11. The Seller has not at any time during the last five years, had, nor is there now to the knowledge of the Seller threatened, a strike, picket, work stoppage, work slowdown, union organizing activity or other labor trouble that has had or would be reasonably likely to have a Material Adverse Effect on the Division. The Seller is not aware of any pending or threatened union activity, strike, picketing, work stoppage, work slowdown or other labor trouble with respect to the employees of any of the providers of goods and services listed on
  Schedule 3.15 which would be reasonably likely to have a Material Adverse Effect on the Division.

  3.12 Legal Proceedings.

    (A)Except as set forth on Schedule 3.12(A) attached hereto, there are no Actions pending, or to the knowledge of the Seller, threatened against or affecting the Seller, which relate to the Division or to any Assets used in connection with the Division; and the Seller is not in default with respect to any Order which has been issued against the Seller in connection with the operations of the Division. Except as set forth on Schedule 3.12(A), there are no Orders issued against the Seller which relate to the operations of the Division. True and correct copies of the pleadings (or, if there are no pleadings, then all material documents (including correspondence) setting forth the nature of the Action) relating to all Actions required to be disclosed on Schedule 3.12(A) (other than workers compensation claims and the CellPro and Saxholm Litigations) have been delivered to the Buyer.

    (B)Except as set forth on Schedule 3.12(B), there are no Actions in which the Seller, in connection with the operations of the Division, is either a plaintiff or, if not a formal proceeding, an aggrieved party or claimant. True and correct copies of the pleadings (or, if there are no pleadings, then all material documents (including correspondence) setting forth the nature of the Action) relating to all such Actions have been delivered to the Buyer.

  3.13 Compliance with Law.

    (A)Except as set forth in Schedule 3.13(A), in connection with the operations of the Division, (i) the Seller has complied in all material respects with, and (ii) the Seller, and all of its properties, are in compliance in all material respects with, all material laws, orders, rules, and regulations of each Authority having jurisdiction over the Division or its operations or properties.

    (B)Schedule 3.13(B) attached hereto sets forth a true and complete list and description of every License required of the Seller for the operations of the Division conducted at the Parker Facility.

    (C)Schedule 3.13(C) sets forth a true and correct list, with respect only to the Parker Facility, for the period since January 1, 1992, of (i) all investigations and inspections, performed by the Seller or by any third party (including any Authority and any third party commissioned by or on behalf of the Seller), designed to evaluate the conformity of any physical plant occupied by the Seller in connection with the operations of the Parker Facility or any personal property contained, or any process or activities taking place, therein with any Federal, state or local law, regulation or ordinance relating to the environment or human health or safety (including OSHA), (ii) any written reports created, commissioned or received by or on behalf of the Seller arising out of any such investigation or inspection ("Health and Safety Reports"), and (iii) any notices received by the Seller (but only in relation to property, plant or equipment occupied or used by, or activities engaged in, by the Seller at the Parker Facility) relating to alleged violations of any such laws, regulations or ordinances (other than Environmental Laws) ("Violation Notices"). The Seller has delivered to the Buyer true and correct copies of all such Health and Safety Reports and Violation Notices.

  3.14 Absence of Certain Changes since Balance Sheet Date.

    Except as set forth on Schedule 3.14 hereto, since June 30, 1997, the Seller has not suffered, done or agreed to do (orally or in writing) any of the following in respect of or relating to the Division or the Business:

    (A)mortgage, pledge or subject any of the Assets to any Encumbrance, other than Permitted Encumbrances;

    (B)sell, transfer or otherwise dispose of any assets or property included in the Assets, except in connection with (i) the sale of inventory in the ordinary course of business or (ii) the sale or other disposal of assets no longer needed for the operation of the Division in the ordinary course of business;

    (C)waive, release or compromise any material claims or rights of the Seller relating to the operation of the Division (other than claims or rights relating to the CellPro and Saxholm Litigations);

    (D)except in the ordinary course of business, increase the compensation (including severance and termination pay) payable to any employees of the Division; or enter into any agreement with any employee of the Division providing for a salary in excess of $50,000 per year;

    (E)enter into any material transaction or agreement other than in the ordinary course of business;

    (F)enter into or amend any contract or other agreement, which constitutes or shall constitute part of the Included Agreements, pursuant to which it agrees to indemnify any party or to refrain from competing with any party;

    (G)suffer or incur any damage, construction delay or halt, breach of contract, destruction or loss materially adversely affecting the assets, properties, business, operations or financial condition of the Division;

    (H)(i) materially change any of its business policies or practices relating solely to the Division, including, without limitation, those relating to advertising, marketing, pricing, purchasing, personnel, budget, job acquisition or bidding, the collection of accounts receivable or the payment of accounts payable, or (ii) make any material change in the types, nature, composition or quality of the products of the Division.

    (I)(i) terminate or fail to renew or (ii) receive any statement indicating that the other party was considering, was desirous of or threatened to, terminate or fail to renew, any Included Agreement that is or was material to the assets, properties, business operations or financial condition of the Division; or

    (J)suffer or have any adverse change in the business, results of operations, assets or financial condition of the Division, other than those changes that are in the ordinary course of business, none of which (individually or in the aggregate) would have, or constitute, a Material Adverse Effect on the Division.

  3.15 Suppliers.

    Schedule 3.15 attached hereto sets forth, as to the Division, the ten largest suppliers (including other divisions of the Seller) of goods and/or services to it, in each case with respect to each of the fiscal year ended December 31, 1996 and the six months ended June 30, 1997. Except as set forth on Schedule 3.15, no such supplier (excluding for these purposes other divisions of the Seller) listed on Schedule 3.15 (i) has canceled or otherwise terminated or provided written (or, to the knowledge of the Seller, verbal) notice to the Seller indicating that it was considering, was desirous of or was threatening to cancel or otherwise terminate, or to decrease or limit, its relationship with, the Division, (ii) has, during the last 12 months, decreased materially the sale of its services, supplies or materials to the Division or, (iii) has provided written (or, to the knowledge of the Seller, verbal) notice to the Seller that (a) he or it will not, or is likely to not, do business with the Buyer, subsequent to the Closing Date, on substantially the same terms as he or it has traditionally done business with the Division or (b) he or it is considering altering, in any material respect, or has decided to alter, in any material respect, the terms under which he or it has traditionally done business with the Division.

  3.16 Compensation.

    Section 2 of the Execution Schedule sets forth a true and correct list of the (a) names, (b) positions and (c) compensation arrangements (including annualized salary, bonus and commission arrangements), monetary or otherwise, of all current employees of the Division who, during the year ended December 31, 1996 or during the period from January 1, 1997 through June 30, 1997, earned annual (or, in the case of the June 30 period, annualized) compensation of at least $50,000. Except as set forth on
  Schedule 3.16, no such employee has provided written (or, to the Seller's knowledge, verbal) notice to the Seller with regard to either cancellation or other termination of his or her relationship with the Seller.

  3.17 Affiliated Transactions.

    Schedule 3.17 sets forth a list of all Affiliated Transactions between or among the Seller and any one or more of its Affiliates since January 1, 1996.

  3.18 Books and Records.

    The books and records of the Seller included in the Assets accurately reflect all material Assets, and all material liabilities and transactions of the Seller relating to the Division.

  3.19 Brokers.

    Other than The Craves Group and Lehman Brothers, no broker, finder or other such Person or entity is entitled to receive a finder's or broker's fee or commission with respect to the transactions contemplated hereby based on arrangements made by or on behalf of the Seller.

  3.20 Benefits Received.

    The Seller has not:

    (A)received any payment or other consideration for any products or services that the Buyer will be obligated hereunder to deliver; or

    (B)received any payment or other benefit for or with respect to any other obligation that the Buyer will be obligated hereunder to perform.

  3.21 Inventory.

    (A)All finished goods inventory relating to the Division is owned either by the Seller or by one of the following entities: Allegiance Healthcare, Inc., a Delaware corporation, Baxter Export corporation, a Nevada corporation, Baxter, S.A., a Belgian corporation, BDG, Baxter Medical AB, a Swedish corporation, Baxter Healthcare, S.A., a Panamanian corporation, Baxter A/S, a Danish corporation, Baxter A.G., a Swiss corporation, Baxter Oy, a Finnish corporation, Baxter GES, m.b.H., a German corporation, Baxter S.p.A., an Italian corporation, Baxter Travenol N.V., a Belgian corporation, Baxter Healthcare Ltd., a United Kingdom corporation, Baxter B.V., a Netherlands corporation, Baxter S.A., a French corporation, Baxter Limited, a Japanese corporation, Baxter Healthcare Pty, Ltd., an Australian corporation and Baxter Healthcare Ltd., a Taiwanese corporation (each of the foregoing entities being referred to as an "Inventory Entity").

    (B)The finished goods inventory included in the Assets ("Included Inventory") was acquired in the ordinary course of business, in customary quantities.

    (C)All items of Included Inventory have been manufactured in accordance with the specifications, procedures, product drawings/blueprints and regulatory requirements applicable thereto and are free from defects in workmanship.

    (D)Attached hereto as Schedule 3.21(D) is a true and correct list showing, for each physical location where Included Inventory was held by the Seller or any Inventory Entity as of August 31, 1997, (i) the street address of such location and (ii) the aggregate book value of all Included Inventory held at such location as of such date.

  3.22 Experience.

    The Seller is experienced in evaluating companies such as the Buyer and VIMRx, is able to fend for itself in transactions such as the one contemplated by this Agreement, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its prospective investment in the Buyer and VIMRx, and has the ability to bear the economic risks of the investment.

  3.23 Investment.

    The Seller is acquiring the Acquired Securities and will acquire any Conversion Securities for investment for the Seller's own account and not with the view to, or for resale in connection with, and distribution thereof. The Seller understands that the Acquired Securities (and any Conversion Securities) have not been and will not be registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. The Seller further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the Acquired Securities (or any Conversion Securities). The Seller understands and acknowledges that the offering and issuance of the Acquired Securities pursuant to this Agreement, and any issuance of Conversion Securities will not be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from the registration requirements of the Securities Act based on, among other things, the bona fide nature of the investment intent as expressed herein.

  3.24 Rule 144.

    The Seller acknowledges that the Acquired Securities (and any Conversion Securities) must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Seller is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of certain securities purchased in a private placement subject to the satisfaction of certain conditions. In connection therewith, the Seller acknowledges that the Buyer and VIMRx will make a notation on their stock books regarding the restrictions on transfers set forth in this Section 3.24 and will transfer securities on their books only to the extent not inconsistent therewith and with the Stockholders' Agreement. The Seller acknowledges that all shares representing Acquired Securities (and any Conversion Securities) will bear appropriate restrictive legends reflecting the transfer restrictions reflected in this Section 3.24 as well as in the Stockholders' Agreement.

  3.25 No Public Market.

    The Seller understands that no public market now exists for the securities of the Buyer or for the VIMRx Preferred Stock; that it is not expected that a public market will ever exist for the VIMRx Preferred Stock, and that it is uncertain whether a public market will ever exist for the Buyer Common Stock.

  3.26 Access to Data.

    For purposes of satisfying the applicable requirements for the exemptions from registration relating to the issuance of the Acquired Securities, the Seller acknowledges that it has received and reviewed information about VIMRx and the Buyer and has had an opportunity to discuss VIMRx's and the Buyer's business, management and financial affairs with its management and to review their facilities.

  3.27 Full Disclosure.

    Without limiting any of the foregoing, no representation or warranty by the Seller herein and no other statement or certificate furnished by or on behalf of the Seller to the Buyer or its Representatives pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to the Seller that has not been disclosed in this Agreement which (i) has had, or would reasonably be expected to have, a Material Adverse Effect on the Division or the Business or (ii) which would reasonably be expected to materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

  3.28 Proxy-Related Information.

    None of the information provided in writing by the Seller or its Representatives to VIMRx for inclusion in the Proxy Statement, pursuant to
  Section 6.1(A)(x), shall contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained in the Proxy Statement, in light of the circumstances under which they are made, not misleading.

4.Representations and Warranties of the Buyer.

  The Buyer represents and warrants to the Seller, as of the end of the Disclosure Period and as of the Closing Date, as follows:

  4.1 Good Standing.

    The Buyer is a corporation organized, validly existing and in good standing under the laws of the State of Delaware, with all necessary corporate power and authority to own, lease and operate its properties and to carry on its business as the same is now being conducted. True, accurate and complete copies of the Certificate of Incorporation and By-Laws of the Buyer have been provided to the Seller.

  4.2 Authority.

    The Buyer possesses full right, corporate power and legal authority to execute and deliver this Agreement and the Transaction Documents to which the Buyer is a party and to perform each of the agreements and make each of the representations and warranties on its part to be performed and made hereunder and thereunder. The execution and delivery of this Agreement and the Transaction Documents to which the Buyer is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of the Buyer. This Agreement has been duly and validly executed by the Buyer and constitutes, and the Transaction Documents (upon and subject to their execution and delivery by all parties thereto) shall constitute, the legal, valid and binding obligation of the Buyer enforceable against it in accordance with their terms subject to the qualification that the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws, now or hereafter in effect, affecting creditors' rights and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding for the enforcement thereof may be brought. Except as set forth on Schedule 4.2, the execution and delivery of this Agreement and the Transaction Documents to which the Buyer is a party and the performance by it of all of the transactions contemplated herein and therein do not and shall not (with or without the giving of notice or the passage of time or both) (A) violate or conflict with the Certificate of Incorporation or By-laws of the Buyer, or (B) (1) violate or conflict with any law, rule, ruling, determination, ordinance or regulation of any Authority or any condition or provision of, (2) result in the creation or imposition of any Encumbrance upon any of the property or assets of the Buyer pursuant to, (3) accelerate or create, or permit the acceleration or creation of, any liability or obligation of the Buyer under, or (4) cause a termination under or give rise to a right of termination under, the terms of any contract, mortgage, lien, lease, agreement, indenture, trust, instrument, order, judgment or decree to which the Buyer is a party or which is binding upon the Buyer; provided, however, that the existence of any such violations, conflicts, encumbrances, accelerations, creations, terminations or rights of termination shall not be deemed to be a breach of this Section 4.2 unless, individually or in the aggregate, they would have a Material Adverse Effect on the Buyer.

  4.3 Consents and Approvals.

    Except at set forth on Schedule 4.3, no other action or consent, whether corporate or otherwise, including action or consent by any Authority, is necessary in connection with the execution, delivery, validity or enforceability of this Agreement or the Transaction Documents with respect to the Buyer or the consummation by it of the transactions contemplated hereby and thereby.

  4.4 Capitalization.

    The authorized capital stock of the Buyer consists, or will consist prior to the Closing, of ten thousand (10,000) shares of Buyer Common Stock, of which no shares are issued and outstanding on the date of this Agreement. Upon issuance, all shares of Buyer Common Stock issued pursuant to this Agreement will be duly authorized, validly issued, fully paid and nonassessable. As of the Closing Date, (i) the Warrant shall be outstanding, which shall permit the Seller to purchase an aggregate of
  6.383 shares of Buyer Common Stock and (ii) the Buyer Convertible Debentures shall be outstanding, under the terms of which the Seller and VIMRx shall be permitted to convert such debt into shares of Buyer Common Stock. Except as set forth in this Agreement or as a result of the exercise of options to purchase shares reserved for issuance under the Buyer's employee stock option plan described in Section 7.2(D) hereof, there are no outstanding securities of the Buyer. As of the Closing Date, and excluding any shares of Buyer Common Stock reserved for issuance under the Buyer's employee stock option plan, or pursuant to the terms of the Warrant and the Buyer Convertible Debentures, VIMRx will own 80.5% and the Seller will own 19.5% of the issued and outstanding shares of Buyer Common Stock. There are no outstanding obligations of the Buyer to repurchase, redeem or otherwise acquire any securities of the Buyer, other than the Buyer's obligation to convert the Buyer Convertible Debentures into shares of Buyer Common Stock.

  4.5 Valid Issuance of Common Stock.

    The Shares of Buyer Common Stock that are being acquired by the Seller hereunder, when authorized, issued and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly authorized and issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Stockholders' Agreement and the other Transaction Documents and under applicable state and Federal securities laws. The Buyer Common Stock issuable upon exercise of the Warrant has been duly authorized and validly reserved for issuance and, upon issuance upon such exercise in accordance with the terms of the Warrant, will be duly and validly authorized and issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Stockholders' Agreement and the other Transaction Documents and under applicable state and Federal securities laws.

  4.6 Brokers.

    Other than Lazard Freres & Co., L.L.C., no broker, finder or other such Person or entity is entitled to receive a finder's or broker's fee or commission with respect to, the transactions contemplated hereby based on arrangements made by or on behalf of the Buyer.

  4.7 No Prior Activities.

    Since the date of its incorporation, the Buyer has not engaged in any activities other than in connection with or as contemplated by this Agreement.

  4.8 Full Disclosure.

    Without limiting any of the foregoing, no representation or warranty by the Buyer herein and no other statement or certificate furnished by or on behalf of the Buyer to the Seller or its Representatives pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to the Buyer that has not been disclosed in this Agreement which (i) has had, or would reasonably be expected to have, a Material Adverse Effect on the Buyer or (ii) which would reasonably be expected to materially and adversely affect the ability of the Buyer to perform its obligations under this Agreement.

5.Representations and Warranties of VIMRx.

  VIMRx represents and warrants to the Seller, as of the end of the Disclosure Period and as of the Closing Date, as follows:

  5.1 Good Standing.

    (A)VIMRx is a corporation organized, validly existing and in good standing under the laws of the State of Delaware, with all necessary corporate power and authority to own, lease and operate its properties and to carry on its business as the same is now being conducted. True, accurate and complete copies of the Certificate of Incorporation and By-Laws of VIMRx have been provided to the Seller.

    (B)Innovir is a corporation organized, validly existing and in good standing under the laws of the State of Delaware, with all necessary corporate power and authority to own, lease and operate its properties and to carry on its business as the same is now being conducted. True, accurate and complete copies of the Certificate of Incorporation and By-Laws of Innovir have been provided to the Seller.

    (C)VIMRx Holdings is a corporation organized, validly existing and in good standing under the laws of the State of Delaware, with all necessary corporate power and authority to own, lease and operate its properties and to carry on its business as the same is now being conducted. True, accurate and complete copies of the Certificate of Incorporation and By-Laws of VIMRx Holdings have been provided to the Seller.

    (D)Innovir UK is a private limited company organized, validly existing and in good standing under the laws of England, with all necessary corporate power and authority to own, lease and operate its properties and to carry on its business as the same is now being conducted. True, accurate and complete copies of the Memorandum and Articles of Association of Innovir UK have been provided to the Seller.

    (E)VPI Germany is a Gesellschaft mit beschrankter Halftung organized, validly existing and in good standing under the laws of the Federal Republic of Germany, with all necessary corporate power and authority to own, lease and operate its properties and to carry on its business as the same is now being conducted. True, accurate and complete copies of the initial Gesellschaftsvertrag, of VPI Germany have been provided to the Seller.

    (F)VGI is a corporation organized, validly existing and in good standing under the laws of the State of Delaware, with all necessary corporate power and authority to own, lease and operate its properties and to carry on its business as the same is now being conducted. True, accurate and complete copies of the Certificate of Incorporation and By-Laws of VGI have been provided to the Seller.

    (G)Ribonetics is a Gesellschaft mit beschrankter Halftung organized, validly existing and in good standing under the laws of the Federal Republic of Germany, with all necessary corporate power and authority to own, lease and operate its properties and to carry on its business as the same is now being conducted. True, accurate and complete copies of the initial Gesellschaftsvertrag of Ribonetics have been provided to the Seller.

  5.2 Authority.

    VIMRx possesses full right, corporate power and legal authority to execute and deliver this Agreement and the Transaction Documents to which VIMRx is a party and to perform each of the agreements and make each of the representations and warranties on its part to be performed and made hereunder and thereunder. The execution and delivery of this Agreement and the Transaction Documents to which VIMRx is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by the Board of Directors of VIMRx. Upon and subject to the approval and adoption of this Agreement and the transactions contemplated hereby by the requisite vote of VIMRx's stockholders in accordance with applicable Delaware General Corporation Laws, the execution and delivery of this Agreement and the Transaction Documents and the consummation by VIMRx of the transactions contemplated by this Agreement and the Transaction Documents (including the issuance of VIMRx Common Stock to the Seller as part of the consideration paid to the Seller pursuant to this Agreement) shall have been approved by all necessary corporate action on the part of VIMRx. This Agreement has been duly and validly executed by VIMRx and constitutes, and the Transaction Documents (upon and subject to their execution and delivery by all parties thereto) shall constitute, the legal, valid and binding obligation of VIMRx enforceable against it in accordance with their terms subject to the qualification that the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws, now or hereafter in effect, affecting creditors' rights and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding for the enforcement thereof may be brought. Except as set forth on Schedule 5.2, the execution and delivery of this Agreement and the Transaction Documents to which VIMRx is a party and the performance by it of all of the transactions contemplated herein and therein do not and shall not (with or without the giving of notice or the passage of time or both) (A) violate or conflict with the Certificate of Incorporation or By-laws of VIMRx or any Controlled Subsidiary, or (B) (1) violate or conflict with any law, rule, ruling, determination, ordinance or regulation of any Authority or any condition or provision of, (2) result in the creation or imposition of any Encumbrance upon any of the property or assets of VIMRx or any Controlled Subsidiary pursuant to, (3) accelerate or create, or permit the acceleration or creation of, any liability or obligation of VIMRx or any Controlled Subsidiary under, or (4) cause a termination under or give rise to a right of termination under, the terms of any contract, mortgage, lien, lease, agreement, indenture, trust, instrument, order, judgment or decree to which VIMRx or any Controlled Subsidiary is a party or which is binding upon VIMRx or any Controlled Subsidiary; provided, however, that the existence of any such violations, conflicts, encumbrances, accelerations, creations, terminations or rights of termination shall not be deemed to be a breach of this Section 5.2 unless, individually or in the aggregate, they would have a Material Adverse Effect on VIMRx.

  5.3 Consents and Approvals.

    Except at set forth on Schedule 5.3, no other action, consent, filing or approval, whether corporate or otherwise, including action or consent by any Authority, is necessary in connection with the execution, delivery, validity or enforceability of this Agreement or the other Transaction Documents with respect to VIMRx or the consummation by it of the transactions contemplated hereby and thereby.

  5.4 Capitalization.

    (A)The authorized capital stock of VIMRx consists, or will consist on or prior to the Closing, of:

      (i)Common Stock. 120,000,000 shares of VIMRx Common Stock, of which 55,358,676 shares are issued and outstanding on the date of this Agreement.

      (ii)Preferred Stock. One Million (1,000,000) shares of blank check preferred stock, $.001 par value (none of which are issued or outstanding on the date hereof) of which 100,000 shares shall be VIMRx Preferred Stock.

  All issued and outstanding shares of VIMRx Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. As of the date hereof, options, calls and other rights to purchase an aggregate 10,396,506 shares of VIMRx Common Stock are outstanding and the weighted average exercise price of such options, calls and commitments is $1.48 per share of VIMRx Common Stock. Except as set forth in this Agreement or in
  Schedule 5.4(A), and except as a result of the exercise of the options, calls and commitments outstanding on this date, there are no outstanding securities of VIMRx. There are no outstanding obligations of VIMRx or any of its subsidiaries to repurchase, redeem or otherwise acquire any securities of VIMRx, other than VIMRx's obligation to repurchase options under, and in accordance with the express terms of, the employment agreements set forth on Schedule 5.4(A) (accurate and complete copies of which have previously been delivered to the Seller).

    (B)The authorized capital stock of Innovir consists of:

      (i)Common Stock. 70,000,000 shares of Innovir Common Stock, of which 29,750,529 shares are issued and outstanding on the date of this Agreement.

      (ii)Preferred Stock. 15,000,000 shares of Innovir Preferred Stock, of which 280,000 shares of Class B Preferred Shares are issued and outstanding on the date of this Agreement.

  All issued and outstanding shares of Innovir Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. As of the date hereof, options, calls and other rights to purchase an aggregate 10,008,487 shares of Innovir Common Stock are outstanding and the weighted average exercise price of such options, calls and commitments is $3.87 per share of Innovir Common Stock. Except as set forth in this Agreement or in
  Schedule 5.4(B), and except as a result of the exercise of the options, calls and commitments outstanding on this date, there are no outstanding securities of Innovir. Except as set forth on Schedule 5.4(B), there are no outstanding obligations of Innovir to repurchase, redeem or otherwise acquire any securities of Innovir.

    (C)The authorized capital stock of VIMRx Holdings consists of:

      (i)Common Stock. 120,000 shares of VIMRx Holdings Common Stock, of which 12,000 shares are issued and outstanding on the date of this Agreement.

    All issued and outstanding shares of VIMRx Holdings Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. As of the date hereof, there are no options, calls or other rights to purchase any shares of VIMRx Holdings Common Stock. Except as set forth in this Agreement or in Schedule 5.4(C), there are no outstanding securities of VIMRx Holdings. Except as set forth on Schedule 5.4(C), there are no outstanding obligations of VIMRx Holdings to repurchase, redeem or otherwise acquire any securities of VIMRx Holdings.

    (D)The authorized capital stock of Innovir UK consists of:

      (i)Common Stock. 1,000 Ordinary Shares of which 1,000 shares are issued and outstanding on the date of this Agreement.

    All issued and outstanding Innovir UK Ordinary Shares have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in this Agreement or in Schedule 5.4(D), there are no outstanding securities of Innovir UK. Except as set forth on Schedule 5.4(D), there are no outstanding obligations of Innovir UK to repurchase, redeem or otherwise acquire any securities of Innovir UK.

    (E)Innovir Germany is authorized to issue an unlimited amount of share capital. The issued share capital of Innovir Germany is DM 50,000 all of which is issued to VIMRx Holdings. There are no other equity interests authorized, issued or outstanding in Innovir Germany.

    (F)The authorized capital stock of VGI consists of:

      (i)Common Stock. 5,000 shares of VGI Common Stock, of which 1,000 shares are issued and outstanding on the date of this Agreement.

  All issued and outstanding shares of VGI Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in this Agreement or in Schedule 5.4(F), there are no outstanding securities of VGI. Except as set forth on Schedule 5.4(F), there are no outstanding obligations of VGI to repurchase, redeem or otherwise acquire any securities of VGI.

    (G)Ribonetics is authorized to issue an unlimited amount of share capital. The issued share capital of Ribonetics is DM 50,000 all of which is issued to VIMRx Holdings. There are no other equity interests authorized, issued or outstanding in Ribonetics.

  5.5 Valid Issuance of Preferred and Common Stock.

    The shares of VIMRx Preferred Stock and VIMRx Common Stock that are being acquired by the Seller hereunder, when authorized, issued and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly authorized and issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the other Transaction Documents and under applicable state and federal securities laws. The VIMRx Common Stock issuable upon conversion of the VIMRx Preferred Stock acquired under this Agreement has been duly authorized and validly reserved for issuance and, upon issuance upon such conversion in accordance with the terms of the Certificate of Incorporation of VIMRx, will be duly and validly authorized and issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the other Transaction Documents and under applicable state and Federal securities laws.

  5.6 Brokers.

    Other than Lazard Freres & Co., L.L.C., no broker, finder or other such Person or entity is entitled to receive a finder's or broker's fee or commission with respect to, the transactions contemplated hereby based on arrangements made by or on behalf of VIMRx.

  5.7 Financial Statements.

    (A)Except as set forth on Schedule 5.7(A), VIMRx and Innovir have filed all SEC Reports, if any, required to be filed by them with the SEC since January 1, 1995 and December 23, 1996, respectively, each of which has complied as to form in all material respects with applicable requirements of the Securities Act and the Exchange Act. As of their respective dates, none of such SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order the make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited consolidated interim financial statements of VIMRx included in its SEC Reports have been prepared in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), and present fairly, in all material respects, the consolidated financial position of VIMRx as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

    (B)Except (i) as disclosed or recorded in the unaudited consolidated balance sheet of VIMRx at June 30, 1997 (including any notes or schedules thereto), (ii) as set forth on the Schedules to this Agreement and (iii) for liabilities incurred in the ordinary course of business, since June 30, 1997, which would not have a Material Adverse Effect on VIMRx or any Controlled Subsidiary, VIMRx and the Controlled Subsidiaries have no material liabilities of any nature (whether arising out of contract, tort, statute or otherwise and whether direct or indirect, accrued, matured, asserted or unasserted, absolute contingent or otherwise).

  5.8 Absence of Certain Changes.

    Since June 30, 1997, except as specifically disclosed in the SEC Reports filed by VIMRx on or prior to the date of this Agreement or as set forth on
  Schedule 5.8, and except for this Agreement and the Transaction Documents, neither VIMRx nor Innovir has entered into any material transaction, or, in any material respect, conducted its business or operations other than in the ordinary course of business consistent with past practice. Since June 30, 1997, neither VIMRx nor Innovir has suffered or had any adverse change in its business, results of operations, assets or financial condition, other than those changes that are in the ordinary course of business, none of which (individually or in the aggregate) would have, or constitute, a Material Adverse Effect on VIMRx or Innovir.

  5.9 Legal Proceedings.

    (A)Except as set forth on Schedule 5.9 attached hereto, there are no Actions pending, or to the knowledge of VIMRx, threatened against or affecting VIMRx or any Controlled Subsidiary; and neither VIMRx nor any Controlled Subsidiary is in default with respect to any Order which has been issued against it. Except as set forth on Schedule 5.9, there are no Orders issued against VIMRx or any Controlled Subsidiary. True and correct copies of the pleadings (or, if there are no pleadings, then all material documents (including correspondence) setting forth the nature of the Action) relating to all Actions required to be disclosed on Schedule 5.9 (other than worker compensation claims) have been delivered to the Seller.

    (B)Except as set forth on Schedule 5.9, there are no Actions in which VIMRx or a Controlled Subsidiary is either a plaintiff or, if not a formal proceeding, an aggrieved party or claimant. True and correct copies of the pleadings (or, if there are no pleadings, then all material documents (including correspondence) setting forth the nature of the Action) relating to all such Actions have been delivered to the Seller.

  5.10 Compliance with Law.

    Except as set forth on Schedule 5.10, VIMRx and each Controlled Subsidiary has complied in all material respects with, and each such entity and all of its properties are in compliance in all material respects with, all material laws, orders, rules, and regulations of each Authority having jurisdiction over such entity or its operations or properties.

  5.11 Contracts and Commitments.

    (A)Except as set forth on Schedule 5.11(A), there is no existing material breach of any contract or agreement to which VIMRx or any Controlled Subsidiary is a party by VIMRx or the relevant Controlled Subsidiary; to the knowledge of VIMRx, and subject to the foregoing, no event has occurred which, with the lapse of time or the giving of notice or both, is reasonably likely to constitute a material breach of any such agreement by VIMRx or the relevant Controlled Subsidiary or give rise to a right on the part of any of the other parties thereto to terminate such agreement or to deprive VIMRx or the relevant Controlled Subsidiary of any material right, or accelerate any of its material obligations, thereunder.

    (B)Except as set forth on Schedule 5.11(B), to the knowledge of VIMRx, there is no existing material breach of any contract or agreement to which VIMRx or any Controlled Subsidiary is a party by any party (other than VIMRx and the relevant Controlled Subsidiary) thereto and no event has occurred which, with the lapse of time or the giving of notice or both, is reasonably likely to constitute a material breach thereof by such other party or give rise to a right on the part of VIMRx or the relevant Controlled Subsidiary to terminate such agreement or to deprive the other party of any right, or accelerate any obligation of such party, thereunder.

    (C)Except as set forth on Schedule 5.11(C), to the knowledge of VIMRx, there are no circumstances which, if true, create a reasonable probability that VIMRx or any Controlled Subsidiary will not, or will be unable to, fulfill any of its material obligations, under any material agreement to which it is a party.

    (D)VIMRx (or the relevant Controlled Subsidiary, in the case of insurance held by a Controlled Subsidiary) has not, during the current term of any insurance policy which provides coverage with respect to persons, properties or operations of VIMRx or any Controlled Subsidiary, received any notice canceling or threatening to cancel or refusing to renew, based (to the knowledge of VIMRx) on reasons relating directly to the business if VIMRx or any Controlled Subsidiary, any such policy, and no policy insuring any such persons, properties or operations has, based (to the knowledge of VIMRx) on reasons relating directly to the business if VIMRx or any Controlled Subsidiary, been canceled by the insurer within the last twelve months.

  5.12 Intellectual Property.

    (A)Schedule 5.12(A) contains a list and description of all Patents and Trademarks currently owned by or licensed to VIMRx or any Controlled Subsidiary (separately identifying those which are owned and those which are licensed and, if not owned by such entity, identifying the owner thereof, if any).

    (B)Schedule 5.12(B) contains a list and description of all material Copyrights (registered or unregistered) licensed to VIMRx or any Controlled Subsidiary (identifying the owner thereof and the related work).

    (C)Schedule 5.12(C) contains a list of (i) all applications for registration of any Intellectual Property owned by or licensed to VIMRx or any Controlled Subsidiary as well as a list of all existing registrations of any such Intellectual Property (in either case, identifying the Intellectual Property, the application or registration number and the jurisdiction thereof) and (ii) pending applications for any Patents where VIMRx or any Controlled Subsidiary is listed as the owner or is the licensee of any of the underlying technology

  (identifying the subject matter of the application, the relevant application number, the jurisdiction thereof and the owner thereof). True and correct copies of all such applications and registrations have been provided to the Seller.

    (D)Schedule 5.12(D) contains a list of all material documents relating to product clearances relating to Patent infringement performed by or on behalf of VIMRx or any Controlled Subsidiary. VIMRx has delivered to the Seller true and correct copies of all such documents, if any.

    (E)Schedule 5.12(E) contains a list and description (showing in each case the parties thereto and, in the event the same has not been reduced to writing, the material terms thereof) of all material agreements and licenses to which VIMRx or any Controlled Subsidiary is a party or by which it is bound which entitle VIMRx or any Controlled Subsidiary or a third party to use, or restrict VIMRx's or any Controlled Subsidiary's or a third-party's use of, (i) any Copyrights, Patents, Trademarks or Information owned by, licensed to, or used by, VIMRx or any Controlled Subsidiary.

    (F)Except as disclosed in Schedule 5.12(F): (i) to the knowledge of VIMRx, all Patents, and all Copyright and Trademark registrations, owned by VIMRx or any Controlled Subsidiary are valid and in full force and effect, and (ii) VIMRx has not received written notice (and is unaware of having received any verbal notice) of any outstanding challenges, by any third party, either to any such Patents or registrations or to any of the applications described in Section 5.12(C).

    (G)Except as disclosed in Schedule 5.12(G), VIMRx is not aware that there now exists any use, by a third party, of any Intellectual Property which violates any material Intellectual Property Right of VIMRx or any Controlled Subsidiary.

    (H)Except as set forth in Schedule 5.12(H), (i) to VIMRx's knowledge, no infringement of any material Intellectual Property Right of any other person or entity has occurred or results in any way from the current operations of VIMRx or any Controlled Subsidiary, and (ii) no claim of any infringement by VIMRx or any Controlled Subsidiary of any material Intellectual Property Right of any other person or entity has been made, asserted or threatened in writing (and VIMRx is unaware of any verbal such claims) against and to VIMRx.

    (I)With respect to all representations in this Section 5.12 which are made to VIMRx's "knowledge" or which involve VIMRx's "awareness" of any facts or circumstances, VIMRx represents and warrants that it has performed a reasonable due diligence review with respect to the subject matter thereof.

  5.13 Environmental Matters.

    (A)Schedule 5.13(A) lists all written notices (and all verbal notices of which VIMRx is aware) received by VIMRx or any Controlled Subsidiary of violations of Environmental Laws or environmental claims from environmental Authorities since January 1, 1992 (in each case, only to the extent that they relate(d) to a facility currently being occupied by VIMRx or such Controlled Subsidiary). VIMRx has delivered to the Seller true and correct copies of all such notices, claims and reports, as well as all reports of VIMRx or any Controlled Subsidiary filed with such Authorities since such date.

    (B)Except as set forth in Schedule 5.13(B), with respect only to any facility currently occupied by VIMRx or any Controlled Subsidiary, to the knowledge of VIMRx, (i) there has been no release or discharge by VIMRx (or any other Person) of any Contaminant in or on any such facility (or the land upon which it is situated) and (ii) there otherwise exist no Contaminants on or in any such real property, in any material quantity, which, in either case, would (a) constitute or have constituted a material violation of any Environmental Law, or (b) give rise to an obligation on the part of VIMRx or any Controlled Subsidiary, its assigns or successors in interest to effect an environmental cleanup or remediation.

  5.14 Labor Relations.

    VIMRx, Innovir, Innovir Holdings, Innovir UK, Innovir Germany, VGI and Ribonetics employ 12, 31, 0, 10, 12, 2 and 0 employees, respectively, none of whom is subject to union or collective bargaining agreements by which such entity is bound or subject. None of such entities has, at any time during the last five years, had, nor is there now to the knowledge of VIMRx threatened, a strike, picket, work stoppage, work slowdown, union organizing activity or other labor trouble that has had or would be reasonably likely to have a Material Adverse Effect on VIMRx.

  5.15 Employee Benefit Plans.

    (A)Except as set forth in Schedule 5.15(A), neither VIMRx nor any Controlled Subsidiary is a party to or bound by any oral or written Non-ERISA Plans.

    (B)Except as set forth in Schedule 5.15(B), VIMRx and each Controlled Subsidiary does not maintain, has never maintained, is not required to contribute to, and has never been required to contribute to or pay any amount with respect to, and has no liability with respect to any ERISA Benefit Plans. Except as set forth in Schedule 5.15(B), and, to the best of VIMRx's knowledge, each of the plans described in Schedule 5.15(B) that is an ERISA Benefit Plan ("VIMRx Group ERISA Benefit Plan") complies in form and is operated in all material respects in accordance with the requirements of ERISA and, where applicable, the Code. VIMRx and, to the knowledge of VIMRx, each Controlled Subsidiary, as applicable, has complied with the health care continuation requirements of Section 601, et. seq., of ERISA with respect to its employees and their spouses, former spouses and dependents.

    (C)Except as set forth on Schedule 5.15(C), VIMRx has delivered to the Seller, with respect to each VIMRx Group ERISA Benefit Plan, correct and complete copies of (i) all plan documents and amendments, trust agreements and insurance contracts and policies, (ii) the current and, to the extent available, the prior summary plan description, (iii) the most recent financial statements, if any, and (iv) where applicable, a determination letter of the Internal Revenue Service evidencing the plan's qualification under the Code.

    (D)Neither VIMRx nor any Controlled Subsidiary has any obligations under any VIMRx Group ERISA Benefit Plan or otherwise to provide health benefits to former employees of VIMRx or any Controlled Subsidiary, except as specifically required by law. Neither VIMRx nor any Controlled Subsidiary has any liability, potential or otherwise, under Section 4069 or Section 4212(c) of ERISA. Neither VIMRx nor any Controlled Subsidiary has ever made a contribution to a voluntary employees' beneficiary association described in Section 501(c)(9) of the Code.

    (E)Neither VIMRx nor, to the knowledge of VIMRx, any Controlled Subsidiary or any other "disqualified person" (within the meaning of Section 4975 of the Code) or "party in interest" (within the meaning of
  Section 3(14) of ERISA) has engaged in any "prohibited transaction" (within the meaning of Section 4975 of the Code or Section 406 of ERISA) with respect to any VIMRx Group ERISA Benefit Plan which could subject any such Plan (or its related trust) or VIMRx or any Controlled Subsidiary or any officer, director or employee of VIMRx or any Controlled Subsidiary to the penalty or tax under Section 402(i) or Section 402(1) of ERISA or Section 4975 of the Code.

    (F)There is no pending or, to the knowledge of VIMRx, threatened claim which alleges any violation of ERISA or any other law (i) by or on behalf of any VIMRx Group ERISA Benefit Plan or (ii) by any employee of VIMRx or any Controlled Subsidiary or any plan participant or beneficiary against any such plan.

    (G)There does not now exist (and has not in the past existed) an "employee pension benefit plan," as defined in Section 3(2) of ERISA, maintained by VIMRx or any Controlled Subsidiary or to which VIMRx or any Controlled Subsidiary contributes or is required to contribute (or contributed or was required to contribute in the past), including any multiemployer employee pension benefit plan, other than an individual account plan within the meaning of
  Section 3(34) or ERISA.

    (H)Except as set forth on Schedule 5.15(H), there has been no complete or partial termination of any VIMRx Group ERISA Benefit Plan and no action taken by VIMRx or its Affiliates at any time during the three years preceding the Closing date which has or will result in termination of any employee benefit plan in effect during such period; nor has there been any "reportable event," as such term is defined in Section 4043(c) of ERISA and the regulations promulgated thereunder, with respect to any VIMRx Group ERISA Benefit Plan; and except by reason of discontinuance of any VIMRx Group ERISA Benefit Plan as a result of or following the transactions contemplated by this Agreement, no VIMRx Group ERISA Benefit Plan or other employee plan, arrangement or agreement of VIMRx or any Controlled Subsidiary provides for additional or accelerated payments or other consideration to be made on account of the transactions contemplated by this Agreement.

  5.16 Proxy Statement.

    The Proxy Statement on Schedule 14A to be prepared by VIMRx and delivered to its stockholders in connection with the stockholders' meeting referenced to in Section 6.1(B)(v) (the "Proxy Statement") shall not, at the time it is delivered to stockholders, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, that this representation shall be deemed not to apply to any written information provided by the Seller or its Representatives to VIMRx for inclusion in the Proxy Statement. The Proxy Statement will comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder.

  5.17 Books and Records.

    Except as set forth in Schedule 5.17, all of the books and records of VIMRx and each Controlled Subsidiary (including all minute books and stock records) are accurate and complete in all material respects, are kept in the ordinary course of business and are maintained at the principal offices of VIMRx or the relevant Controlled Subsidiary.

  5.18 Financial Ability.

    VIMRx has the financial ability and resources to purchase $10,000,000 in principal amount of the Buyer Convertible Debentures to be issued to it by the Buyer on the Closing Date.

  5.19 Experience.

    VIMRx is experienced in evaluating companies and businesses such as the Business of the Division and is able to fend for itself in transactions such as the one contemplated by this Agreement, has such knowledge, sophistication, and experience in financial and business matters that it is capable of evaluating the merits and risks of (i) the acquisition of the Assets of the Division pursuant to the terms and conditions of this Agreement and (ii) its prospective investment in the Buyer and the Seller, and has the ability to bear the economic risks of the investment.

  5.20 Controlled Subsidiaries.

    Innovir, VIMRx Holdings, Innovir UK, Innovir Germany, Cambes, VGI and Ribonetics are the only Controlled Subsidiaries of VIMRx; provided, however, that references elsewhere in this Agreement to "Controlled Subsidiary" shall be deemed not to refer to Cambes.

  5.21 Full Disclosure.

    Without limiting any of the foregoing, no representation or warranty by VIMRx herein and no other statement or certificate furnished by or on behalf of VIMRx to the Seller or its Representatives pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to VIMRx that has not been disclosed in this Agreement which (i) has had, or would reasonably be expected to have, a Material Adverse Effect on VIMRx or (ii) which would reasonably be expected to materially and adversely affect the ability of VIMRx to perform its obligations under this Agreement.

6.Certain Covenants and Agreements.

  6.1 Pre-Closing Covenants.

    (A)Covenants of the Seller. From the date hereof (except as set forth in Section 6.1(A) (viii) below) until the Closing Date, the Seller covenants that it shall do the following (it being agreed by Buyer that it shall not unreasonably withhold its consent, which shall not be valid unless in writing, to any proposed departures, by the Seller, from the provisions of Sections 6.1(A)(xi)-(xviii) below):

      (i) preserve and maintain its corporate existence and good standing in the jurisdiction of its incorporation;

      (ii) continue to operate the Division, in all material respects, in the ordinary course of business;

      (iii) maintain, keep and preserve, in all material respects, all of the material properties and assets used in the operation of the Division;

      (iv) keep reasonably adequate books and records with respect to the Division;

      (v) maintain the insurance policies in effect as of the date of this Agreement which relate to the Assets, or operations, of the Division;

      (vi) comply (with respect to the persons, assets and operations of the Division), in all material respects, with all applicable laws, rules, regulations and orders;

      (vii) at any reasonable time and from time to time, (a) permit the Buyer and VIMRx, or any agent or representative of either, to examine and make copies and abstracts from any and all of the Seller's records and books relating to the Division and visit and inspect any and all of its assets and properties relating to the Division and (b) make available its officers, employees and independent accountants to discuss with the Buyer, VIMRx and their representatives the Division's affairs, finances and accounts;

      (viii) in the event and to the extent, that events or circumstances occur or arise, or the Seller becomes aware of events or circumstances, which render any of the representations and warranties set forth in
    Section 3 hereof inaccurate, and without limiting in any way the Buyer's rights under Section 7.1, promptly notify the Buyer and VIMRx thereof by delivering to Buyer and VIMRx new, updated or amended (and red-lined) Schedules relating to such events or circumstances (it being agreed by the parties that, notwithstanding any other provision hereof, this Section 6.1(A)(viii) shall apply (a) only during the period beginning on the day following the end of the Disclosure Period and ending on the Closing Date and (b) only in the event that this Agreement shall not have been terminated in accordance with Section 14.2);

      (ix)exercise commercially reasonable efforts to: (a) preserve intact, in all material respects, the Division's business organization, (b) keep available the services of its employees and (c) maintain satisfactory relationships with suppliers, contractors, customers, creditors and others having business relationships with the Seller or the Division;

      (x) promptly provide to VIMRx, at its request and in writing, all information, with respect to the Seller and its business, properties, personnel and operations, required for inclusion in the Proxy Statement and, to the extent that any information previously provided to VIMRx is discovered to be false or misleading, provide to VIMRx, in writing, such additional or different information as may be required to correct such deficiency;

      (xi) not mortgage, pledge or subject any of the Assets to any Encumbrance, other than Permitted Encumbrances;

      (xii) not sell, transfer or otherwise dispose of any assets or property included in the Assets, except in connection with (i) the sale of inventory in the ordinary course of business or (ii) the sale or other disposal of assets no longer needed for the operation of the Division in the ordinary course of business;

      (xiii) not waive, release or compromise any material claims or rights of the Seller relating to the operation of the Division (other than in connection with the CellPro and Saxholm Litigations);

      (xiv) not, except in the ordinary course of business, increase the compensation (including severance and termination pay) payable to any employees of the Division; or enter into any agreement with any employee of the Division providing for a salary in excess of $50,000 per year;

      (xv) not (a) enter into any material transaction or agreement with respect to the Division or (b) amend or terminate any Included Agreement or Primary License, other than in the ordinary course of business;

      (xvi) not enter into or amend any contract or other agreement, which constitutes or shall constitute part of the Assumed Liabilities, in connection with the Division pursuant to which it agrees to indemnify any party or to refrain from competing with any party;

      (xvii) not (i) materially change any of its business policies or practices relating solely to the Division, including, without limitation, those relating to advertising, marketing, pricing, purchasing, personnel, budget, job acquisition or bidding, (ii) make any material change in the types, nature, composition or quality of the products of the Division; and

      (xviii) not abandon or forfeit any Intellectual Property, or any application for protection or registration (including patenting) of any Intellectual Property included in the Assets.

    (B)Covenants of VIMRx. From the date hereof (except as set forth in Section 6.1(B)(vii) below) until the Closing Date, VIMRx covenants that it shall, and shall (except with respect to items (iv), (v) and (vii) below) cause the Buyer and each Controlled Subsidiary to:

      (i)continue to operate, in all material respects, in the ordinary course of business;

      (ii) provide to the Seller copies of all management letters, audit letters and reports, including, without limitation, all drafts or preliminary versions of such letters and reports, in each case, prepared by its outside auditors in connection with any audit of its internal controls and procedures;

      (iii)not issue, deliver or sell, or authorize or propose to issue, deliver or sell (whether through the granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise), any shares of its capital stock of any class or series, or any other securities other than options, warrants, commitments, subscriptions or rights to purchase under arrangements existing as of the Closing Date in amounts previously disclosed in writing to the Seller;

      (iv)promptly (but in any event on or prior to October 15, 1997) prepare and file the Proxy Statement, and prior to filing the Proxy Statement with the SEC, submit such material to the Seller and its counsel and provide the Seller and its counsel a reasonable opportunity to review and comment upon such materials;

      (v)duly and promptly call, give notice of, convene and hold a stockholders' meeting for the purpose of considering and taking action upon this Agreement and the Transaction Documents and the transactions contemplated hereunder, and, subject to the fiduciary duties of the Board of Directors of VIMRx under applicable law, include in the Proxy Statement the recommendation of the Board of Directors of VIMRx that stockholders of VIMRx vote in favor of the approval and adoption of this Agreement and the transactions contemplated hereby;

      (vi)at any reasonable time and from time to time, (a) permit the Seller, or any representative or agent of the Seller, to examine and make copies and abstracts from any and all of its records and books and visit and inspect any and all of its assets and properties and (b) make available its officers, employees and independent accountants to discuss with the Seller and its representatives its affairs, finances and accounts; and

      (vii)in the event and to the extent, that events or circumstances occur or arise, or VIMRx becomes aware of events or circumstances, which render any of the representations and warranties set forth in
    Section 5 hereof inaccurate, and without limiting in any way the Seller's rights under Section 7.2, promptly notify the Seller thereof by delivering to the Seller new, updated or amended (and red-lined) Schedules relating to such events or circumstances (it being agreed by the parties that, notwithstanding any other provision hereof, this
    Section 6.1(B)(vii) shall apply (a) only during the period beginning on the day following the end of the Disclosure Period and ending on the Closing Date and (b) only in the event that this Agreement shall not have been terminated in accordance with Section 14.2);

    (C)Filings. The Buyer and/or VIMRx, as appropriate, shall, and the Seller shall (and shall cause its Affiliated entities, as appropriate, to) (i) promptly file, and use their best efforts to respond as promptly as practicable to all inquiries received from the Federal Trade Commission or the Antitrust Division of the Department of Justice for additional information or documentation with respect to, the Notification and Report Forms required to be filed under Hart-Scott in connection with the transactions contemplated hereby, (ii) promptly take all such action as may be necessary under any laws applicable to or necessary for, and will file and, if appropriate, use their reasonable best efforts to have declared effective or approved all documents and notifications with all Authorities which they deem necessary or appropriate for, the consummation of the transactions contemplated hereby and, (iii) promptly give any other party hereto information requested by such other party pertaining to it and its subsidiaries and Affiliates which is reasonably necessary to enable such other party to take such actions and file in a timely manner all reports and documents required to be so filed by or under applicable laws.

    (D)Negotiations with Others. From the date hereof until the Closing Date, neither the Seller nor any of its Affiliates or Representatives, directly or indirectly, will (i) solicit or initiate discussions or engage in negotiations or discussions with any other person or entity (other than the Buyer or any of its Affiliates or Representatives) involving (x) the possible acquisition of a substantial portion of the Assets, or (y) any form of extraordinary transaction that involves the Division or the Business (a "Competing Transaction"); (ii) provide information to any person or entity (other than the Buyer or its Affiliates or Representatives) with respect to a possible Competing Transaction (except that the Buyer acknowledges that the Seller provided such information to third parties, subject to confidentiality agreements, prior to June 11,
  1997) or (iii) enter into any Competing Transaction with any person or entity other than the Buyer or any of its Affiliates. If the Seller receives any offer or proposal to enter into any Competing Transaction or to enter into any negotiation relating thereto, the Seller immediately will notify the Buyer of the existence of such offer or proposal, which notice shall include information as to the identity of the offeror or the party making any such proposal and the specific terms of such offer or proposal.

  6.2 Post-Closing Covenants.

    (A)Milestone Payments. The parties agree that subsequent to the Closing, the Seller shall have the additional rights set forth below:

      (i)Upon the occurrence of each Milestone, the Seller shall have the right to receive from the Buyer, within 45 days after the applicable Occurrence Date, the amount set forth opposite such Milestone on Exhibit N.

      (ii)The Buyer agrees that, in the event that, as of the Occurrence Date relating to any Milestone, the Cash Position of the Buyer shall be less than Net Projected Expenses, VIMRx shall, within 45 days of such Occurrence Date, lend to the Buyer (for the purpose of enabling the Buyer to pay the applicable Milestone Payment) a sum equal to such Milestone Payment. In consideration of any such loan, the Buyer shall execute and deliver to VIMRx a subordinated promissory note, substantially in the form annexed hereto as Exhibit V.

    (B)Assignability. To the extent that any lease, contract, license, agreement, sales or purchase order, commitment, property interest or other asset included in the Assets, or any claim, right or benefit arising thereunder or resulting therefrom (each an "Interest") is not capable of being sold, assigned, transferred or conveyed without the approval, consent, novation or waiver of the issuer thereof or the other party or parties thereto, or any other third person (including an Authority) (or would be breached in the event of a sale, assignment, transfer, or conveyance without such approval, consent or waiver), this Agreement shall not, in the event any such issuer or third party shall object to such assignment, constitute a sale, assignment, transfer or conveyance thereof, or an attempted sale, assignment, transfer or conveyance thereof absent such approval, consent or waiver. At the request of the Buyer, the Seller shall use its commercially reasonable best efforts, both prior and subsequent to the Closing Date, to obtain all necessary approvals, consents or waivers necessary to convey to the Buyer each such Interest as soon as reasonably practicable; provided, however, that the Seller shall not be required to pay any additional consideration in order to obtain such approvals, consents or waivers. To the extent any of the approvals, consents or waivers referred to in this Section 6.2(B) have not been obtained as of the Closing, the Seller shall, during the remaining term of such Interest (and without limiting the Buyer's right to have the Seller persist, post-Closing, in attempting to obtain any such approval, consent or waiver), exercise commercially reasonable best efforts to cooperate with the Buyer in any reasonable and lawful arrangements designed to provide the benefits of such Interest to the Buyer.

    (C)Facilitation of Possession. Subsequent to the Closing, the Seller, at the request of the Buyer, shall write letters to, and otherwise communicate with third parties, and do such other reasonable acts and things as may be necessary or appropriate, to facilitate the gaining of possession, by the Buyer of the Assets.

    (D)Management Slate. The Seller agrees (so long as (i) it shall own 3% or more of the issued and outstanding capital stock of VIMRx and (ii) its representative (if it shall have chosen to designate one) shall retain a seat on the VIMRx Board of Directors, per Section 6.2(E) below) to vote all of its shares of stock in VIMRx (whether at meetings, pursuant to written consents or otherwise) for the election to the Board of Directors of VIMRx of all candidates who are recommended to be elected thereto by the then-current Board of Directors.

    (E)Board Seat. VIMRx agrees that until the date on which the Seller shall cease to own at least 3% of the issued and outstanding capital stock of VIMRx, VIMRx shall nominate and recommend to its stockholders, and to vote all shares for which management receives a proxy (other than proxies to the contrary) for the election of one Person selected by the Seller as its representative to the Board of Directors of VIMRx.

    (F)Internal Control Procedures. VIMRx agrees that it shall (i) cause its outside auditors to perform an audit of the internal controls and procedures of VIMRx, and (ii) adopt all recommendations regarding such internal controls and procedures as its Board of Directors shall deem to be appropriate for adoption.

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

    (G)Round Lake and Munich Employees. The Seller shall bear the expenses and costs incurred in connection with the closing of the Round Lake Facility and the expenses and costs of relocating employees of the Seller employed at the Round Lake Facility to the Parker Facility; provided, however, that such relocation shall be in accordance with standard relocation policies of the Seller in effect as of the date of this Agreement and the expenses and costs of relocating such employees (which shall be borne by the Seller hereunder) shall not exceed those which would be borne by the Seller under such standard relocation policies of the Seller. The Seller shall bear the expenses and costs incurred in connection with the closing of the Munich Facility; provided, however, that the Seller shall not bear any expenses or costs incurred in connection with the relocation of any employees of the Munich Facility to the Parker Facility or any other facility operated by or on behalf of the Buyer.

    (H)Intellectual Property. The Seller shall cooperate, and shall cause its Representatives to cooperate, with the Buyer in (i) obtaining, maintaining, enforcing, defending and confirming the Buyer's ownership of the Intellectual Property included in the Assets (and the Buyer shall reimburse the Seller's reasonable out of pocket costs, including, without limitation, reasonable attorneys fees, incurred in connection therewith) and (ii) enforcing and defending the Intellectual Property Rights arising from the Primary Licenses.

    (I)Chiron Obligations. (i) The Buyer hereby acknowledges that the Seller has performance obligations under the Chiron Collaboration Agreement and agrees, at the Seller's request, to allow the Seller to satisfy the Seller's performance obligations under the Chiron Collaboration Agreement including, without limitation (a) allowing the Seller to achieve a Qualifying Acceptance by the Seller (as that term is defined in the Chiron Collaboration Agreement), (b) after a Qualifying Acceptance has been achieved, to permit the Seller to develop and/or manufacture to the Seller's specifications, a Semi-Automated Baxter System (as that term is defined in the Chiron Collaboration Agreement), and (c) allowing the Seller to perform all other obligations of the Seller; provided, that the Semi-Automated Baxter System will not involve Ex Vivo Cell Processing (as that term is defined in the Hardware and Disposables Manufacturing Agreement).

    Without limitation of the foregoing, and notwithstanding any terms of this Agreement or the other Transaction Documents to the contrary, the Buyer agrees, (i) at the request of Seller, to provide to Seller such assistance and information (at Seller's cost) as may be reasonably required for Seller to comply with its obligations under Sections 3.8 and 3.9 of the Chiron Collaboration Agreement and (ii) to abide by the exclusivity provisions of Section 3.1 of the Chiron Collaboration Agreement pursuant to clause b(ii) of the third sentence of Section 3.5(a) of the Chiron Collaboration Agreement in the same manner as such provisions apply to Baxter. The Buyer further agrees that the Buyer will not, directly or indirectly (in the event Buyer otherwise has the right to do so), and/or shall not require Seller to, violate the terms of Section 8.4 of the Chiron Collaboration Agreement.

      (ii)The Semi-Automated Baxter System shall be distributed by the Seller in compliance with the Non-Competition and Confidentiality Agreement.

      (iii)In return for the Buyer's agreeing to the above, the Seller will use commercially reasonable efforts to obtain from Chiron Corporation, a Delaware corporation, the right to grant a sublicense to the Buyer and its Affiliates under (and on the same terms as) the license granted to the Seller in Section 2.1(b) of the Chiron Collaboration Agreement. In the event that the Seller shall obtain such right, the Seller will grant such sublicense to the Buyer and its Affiliates.

      (iv)The Seller shall indemnify and hold harmless the Buyer from and against any claims of patent or other Intellectual Property infringement, and any product liability claims, incurred by the Buyer in connection with the Seller's performance of its obligations under the Chiron Collaboration Agreement; provided, however, that this indemnity shall not apply to any claims arising out of actions or omissions of the Buyer or the performance of Buyer's obligations under any sublicense, referred to in Section 6.2(I)(iii) above, which it may enter into with Seller, with the consent of Chiron.

    (J)Potential Post-Closing Adjustment.

      (i)Within 120 days after the Closing Date, the Buyer shall prepare and deliver to the Seller, or cause to be prepared and delivered to the Seller, a statement (the "FFE Statement") showing the Buyer's good faith determination, based on a physical inventory, as to the aggregate net book value of all furniture, fixtures and equipment included in the Assets (hereinafter, the "Net Book Value"). The Seller shall reimburse the Buyer for the out-of-pocket costs incurred by the Buyer in so preparing, or causing to be prepared, the FFE Statement, but in no event shall the Seller be obligated to reimburse the Buyer for an aggregate amount of more than $20,000.

      (ii)Within 45 days after the date on which the Buyer shall have delivered the FFE Statement to the Seller (such 45th day being the "Lapse Date"), the Seller shall notify the Buyer as to whether the Seller disputes the FFE Statement (such notice being the "FFE Notice"). In the event that the Seller shall, prior to the Lapse Date, notify the Buyer that it agrees with the FFE Statement, the FFE Statement shall be deemed, on the date of giving of such notice, to have been finally determined for purposes of Section 6.2(J)(iv). In the event that the Seller fails to deliver an FFE Notice to the Buyer on or before such 45th day, the Seller shall be deemed to have agreed to the FFE Statement and the FFE Statement shall be deemed likewise to have been finally determined for purposes of Section 6.2(J)(iv).

      (iii)In the event that the Seller timely delivers an FFE Notice which indicates that it disputes the FFE Statement, the Seller and the Buyer shall, during the 30-day period after the date on which the FFE Notice shall have been given to the Buyer, negotiate in good faith to resolve any disagreements with respect to the FFE Statement. If at the end of such 30-day period, no such resolution is reached, such disagreements shall, under the principles set forth in this Section 6.2(J), be resolved by a "Big Six" firm of independent accountants (other than KPMG and Price Waterhouse) upon which the Seller and the Buyer shall agree (the "Jointly Selected Firm"), and such firm shall review the FFE Statement and determine whether any revisions thereto are appropriate. If the parties are unable, within five days after the expiration of such 30 day period, to agree upon the Jointly Selected Firm, the Seller and the Buyer shall cause an independent mutually acceptable third party to write the names of each of such other four "Big Six" firms on four pieces of paper and then draw one of such names blindly, and randomly, from a container (the firm so chosen being referred to as the "Appointed Firm"). The parties shall retain the Appointed Firm to review and, if appropriate, revise the FFE Statement. The Jointly Selected Firm or the Appointed Firm, as the case may be, shall be instructed promptly to discharge its task and to deliver written notice of its decision (and, if appropriate, a revised FFE Statement) simultaneously to the Buyer and the Seller. The date as of which the Buyer and the Seller shall have received such notice shall be the date on which the FFE Statement shall be deemed to have been finally determined for purposes of Section 6.2(J)(iv). The determination made by the Jointly Selected Firm or the Appointed Firm shall be conclusive and binding on the parties hereto, absent manifest error. The fees and disbursements of the Jointly Selected Firm or the Appointed Firm, as the case may be, shall be divided equally between the Seller, on the one hand, and the Buyer, on the other hand.

      (iv)Within 10 days after the date on which the FFE Statement shall have been finally determined pursuant to the above provisions, the parties shall comply with either subsection (a) or (b) below, as applicable:

        (a)if the Net Book Value shown on the final FFE Statement shall equal or exceed $7,200,000, no adjustment shall be in order and no additional sum shall be payable by Seller to Buyer;

        (b)if the Net Book Value shall be less than $7,200,000, the Seller shall pay to the Buyer the excess of (1) $7,200,000 over (2) the Net Book Value.

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

    (K)Preferred Stock. VIMRx shall not issue or sell any shares of VIMRx Preferred Stock to any person other than the Seller or an Affiliate of the Seller, so long as the Seller or any Affiliate of the Seller remains the beneficial owner of any shares of VIMRx Preferred Stock.

7.Conditions to Obligations of the Buyer, VIMRx and the Seller

  7.1 The Buyer's and VIMRx's Conditions.

    The obligations of the Buyer and VIMRx to consummate the transactions contemplated hereunder are conditioned upon the following, any or all of which may be waived by the Buyer and VIMRx in their sole and absolute discretion:

    (A)All representations and warranties of the Seller contained in this Agreement that are qualified as to materiality shall be true and correct on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date, and all representations and warranties of the Seller contained in this Agreement which are not so qualified shall, in all material respects, be true and correct on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

    (B)The Seller shall, in all material respects, have performed and complied with all of the covenants and agreements (including the agreement to make the deliveries set forth in Section 8.1) required by or pursuant to this Agreement, or any Exhibit or instrument delivered pursuant to this Agreement, to be performed or complied with by it on or prior to the Closing Date.

    (C)The Buyer shall have received an executed consent from The Irvine Company, in form reasonably satisfactory to the Buyer, consenting to the assignment and delegation to the Seller of the lease relating to the Parker Facility.

    (D)The Buyer shall have received an executed estoppel certificate, in form and substance reasonably satisfactory to the Buyer, from The Irvine Company relating to the aforesaid lease.

    (E)The Seller shall have obtained and delivered to the Buyer consents, in form reasonably satisfactory to the Buyer, executed by (i) every party (other than the Seller) to each agreement set forth on Exhibit W, consenting to the assignment and delegation to the Buyer of such agreement and (ii) every party (other than the Seller) to every material Included Agreement to which the Seller becomes a party after the date hereof whose consent to the assignment and delegation of such agreement to the Buyer is required in order to avoid a violation of such agreement.

    (F)The Seller and the Buyer shall, simultaneously with the Closing, have executed and delivered the Services Agreement.

    (G)At least 75% of all of the Division's United States employees to whom the Buyer shall have sent an offer letter (to be drafted by the Buyer and containing a statement requesting the recipient to countersign it if such recipient is interested in becoming an employee of the Buyer) shall have countersigned such letter and delivered it to the Buyer; provided, however, that this condition shall be waived and shall be deemed to have been satisfied unless (i) the Buyer shall have mailed such offer letter to said employees on or prior to November 12, 1997 and (ii) such offer letter shall contain a statement from the Buyer requesting a response from each employee recipient on or prior to November 26, 1997.

    (H)The Seller shall have obtained and delivered to the Buyer consents, in form reasonably satisfactory to the Buyer, from Becton, Dickenson and Company, Cetus Oncology Corporation and Bernd Dorken relating to the permission of such parties to execute and deliver the First BD Sublicense, the Second BD Sublicense, the Dorken Sublicense and the Chiron Sublicense, as the case may be.

    (I)The Seyfarth Opinion shall, simultaneously with the Closing, have been delivered to the Buyer and VIMRx.

  7.2 The Seller's Conditions.

    The obligations of the Seller to consummate the transactions contemplated hereunder are conditioned upon the following, any or all of which may be waived by the Seller in its sole and absolute discretion:

    (A)All warranties and representations of the Buyer and VIMRx contained in this Agreement that are qualified as to materiality shall be true and correct on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date, and all representations and warranties of the Buyer and VIMRx which are not so qualified shall, in all material respects, be true and correct on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

    (B)The Buyer and VIMRx shall, in all material respects, have performed and complied with all of the covenants and agreements (including the agreements to make the deliveries set forth in Sections 8.2 and 8.3) required by or pursuant to this Agreement, or any Exhibit, Section or instrument delivered pursuant to this Agreement, to be performed or complied with by them on or prior to the Closing Date.

    (C)The Epstein Opinion shall, simultaneously with the Closing, have been delivered to the Seller.

    (D)The Buyer shall have adopted an employee stock option plan.

  7.3 Mutual Conditions.

    The respective obligations of each party hereto to consummate the transactions contemplated hereunder are conditioned upon the following:

    (A)This Agreement and the transactions contemplated hereby shall have been approved and adopted by the requisite vote of VIMRx's stockholders in accordance with applicable Delaware General Corporation Laws and the rules and regulations of Nasdaq.

    (B)No order of any court or Authority shall be in effect which restrains or prohibits the transactions contemplated hereby or which would materially limit or materially and adversely affect the ability of the Buyer to conduct the Business of the Division as now conducted by it, and no suit, action or proceeding by any Authority or other person shall be pending or threatened which seeks to restrain the consummation, or challenges the validity or legality, of the transactions contemplated by this Agreement or which would, if successful, materially limit or materially and adversely affect the ability of the Buyer to conduct the business of the Division.

    (C)Any waiting period applicable under Hart-Scott and relating to the transactions contemplated hereby shall have terminated or expired.

    (D)All other consents, approvals or orders of any Authority, the granting of which is required for the lawful consummation of the transactions contemplated hereby, shall have been obtained; and all other waiting and notification periods specified under applicable law the termination or expiration of which is necessary for such consummation shall have been terminated or shall have expired.

    (E)VIMRx shall have mailed the Proxy Statement to the VIMRx stockholders and such Proxy Statement shall have included the recommendation of the VIMRx Board of Directors that the stockholders of VIMRx vote in favor of the approval and adoption of the actions to authorize and issue the VIMRx Preferred Stock and issue the VIMRx Common Stock to the Seller pursuant to this Agreement.

8.Deliveries of the Parties.

  8.1 The Seller's Deliveries.

    (A)To the Buyer. At the Closing, the Seller shall deliver, or cause to be delivered, to the Buyer the following:

      (i)a Bill of Sale from the Seller, and a Bill of Sale from each Inventory Entity (and from each other entity, if any, which shall then own any Included Inventory or other assets constituting Assets), each to be in a form reasonably satisfactory to the Buyer;

      (ii)a good standing certificate, dated as of a date not more than five days prior to the Closing Date, as to the corporate existence and good standing of the Seller, certified by the Secretary of State of Delaware;

      (iii)[intentionally omitted];

      (iv)such individual or general contract assignments as Buyer shall reasonably request;

      (v)all governmental or other approvals, consents, grants, and licenses, if any, required to be procured by the Seller in connection with the transactions contemplated hereby;

      (vi)[INTENTIONALLY OMITTED];

      (vii)a certificate of the Secretary of the Seller certifying and including the resolutions of the Board of Directors authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby and attesting to the incumbency and signatures of all officers executing any documents in connection with the transactions contemplated by this Agreement;

      (viii) an executed copy of each of the Transaction Documents to which the Seller is a party;

      (ix)the sum of $10 million, representing the purchase price for the Buyer Convertible Debenture described in Section 8.3(B)(i), such sum to be paid by wire transfer of immediately available Federal funds to an account of the Buyer designated by the Buyer;

      (x)the additional sum of $20 million, representing the price for the purchase of the additional Buyer Convertible Debenture described in
    Section 8.3(B)(ii), such sum to be paid in the same manner provided for in clause (ix) above;

      (xi)such other executed assignments, bills of sale, endorsements, notices, consents, novations, assurances and such other instruments of conveyance and transfer as counsel for the Buyer shall reasonably request and as shall be effective to vest in the Buyer the Seller's rights, title and interest in the Assets;

      (xii)a separate letter to the FDA (on the Seller's letterhead), executed by an authorized officer of the Seller and complying with relevant FDA laws and policy, in respect of each of the categories of FDA Submissions listed in Schedule 3.5(F) assigning to the Buyer all of the Seller's right, title and interest in and to each FDA Submission listed on Schedule 3.5.

      (xiii) an executed and notarized assignment of the United States registration for each trademark included in the Assets which is registered with the PTO, the form of which assignment shall be reasonably satisfactory to the Buyer;

      (xiv) an executed and notarized assignment of the United States trademark application for each trademark included in the Assets which is the subject of an application for registration filed with the PTO, the form of which assignment shall be reasonably satisfactory to the Buyer;

      (xv)an executed and notarized assignment of United States patents/patent applications for each United States patent or patent application included in the Assets, the form of which assignment shall be reasonably satisfactory to the Buyer.

      (xvi) a true and correct certificate (the precise form of which shall be reasonably satisfactory to KPMG) showing, for each physical location where Included Inventory was held by the Seller or any Inventory Entity as of last day of the month immediately preceding the month in which the Closing shall occur, (i) the street address of each location, (ii) the number of units of each kind of Included Inventory at such location as of such date and (iii) for each such kind of Included Inventory thereat, the aggregate book value of all units of such kind of Included Inventory at such location.

    (B)To VIMRx. At the Closing, the Seller shall deliver to VIMRx the following:

      (i)an executed copy of each of the Transaction Documents to which the Seller is a party; and

      (ii)[intentionally omitted].

  8.2 Deliveries of VIMRx.

    (A)To the Seller. At the Closing, VIMRx shall deliver to the Seller the following:

      (i)the Purchase Consideration due at Closing to the Seller pursuant to Sections 2.2 (A), (B) and (C) hereof;

      (ii)an executed copy of each of the Transaction Documents to which each of VIMRx and the Seller is a party; and

      (iii)[intentionally omitted].

    (B)To the Buyer. At the Closing, VIMRx shall deliver to the Buyer the following:

      (i)the sum of $10 million, representing the purchase price for the Buyer Convertible Debenture described in Section 8.3(A)(i), such sum to be paid by wire transfer of immediately available federal funds to an account of the Buyer designated by the Buyer; and

      (ii)an executed copy of each of the Transaction Documents to which each of the Buyer and VIMRx is a party.

  8.3 Deliveries of the Buyer.

    (A)To VIMRx. At the Closing, the Buyer shall deliver to VIMRx the following:

      (i)an executed Buyer Convertible Debenture, substantially in the form annexed hereto as Exhibit F in respect, and in the principal amount, of the $10 million paid by VIMRx pursuant to Section 8.2(B)(i); and

      (ii)an executed copy of each of the Transaction Documents to which each of VIMRx and the Buyer is a party; and

      (iii)80.5 shares of Buyer Common Stock.

    (B)To the Seller. At the Closing, the Buyer shall deliver to the Seller the following:

      (i)an executed Buyer Convertible Debenture, substantially in the form annexed hereto as Exhibit D in respect, and in the principal amount, of the $10 million paid by the Seller pursuant to Section 8.1(A)(ix);

      (ii)an executed Buyer Convertible Debenture, substantially in the form annexed hereto as Exhibit E in respect, and in the principal amount, of the $20 million paid by the Seller pursuant to Section 8.1(A)(x);

      (iii)an executed Warrant; and

      (iv)an executed copy of each of the Transaction Documents to which the Buyer is a party.

9.Survival of Representations: Indemnities.

  9.1 Survival.

    All representations and warranties contained in, or in any certificate delivered pursuant to or in connection with, this Agreement (the Agreement, together with such other certificates, being collectively referred to as "Documents") shall survive the Closing of the transactions contemplated under this Agreement until March 31, 1999; provided, however, that the representations and warranties set forth in Sections 3.7(D), 3.8, 3.12, 4.4, 5.4, 5.9 and 5.12 shall survive the Closing for a period of five years. All covenants and agreements contained in any Document shall survive in accordance with their terms; provided, however, that for the removal of doubt, none of the covenants set forth in Section 6.1 or 6.2 shall survive the termination of this Agreement in accordance with Section 14.

  9.2 Indemnity.

    (A)The Seller agrees to indemnify, and hold the Buyer and VIMRx harmless from and against (i) any and all Losses which the Buyer or VIMRx shall sustain by reason of or in connection with the breach or inaccuracy of, or failure to comply with, any of the representations, warranties, covenants or undertakings, contained in any Document, made by the Seller, (ii) the Non-Assumed Liabilities, (iii) any broker's or finder's fee or commission due to Lehman Brothers or The Craves Group with respect to the transactions contemplated hereby, (iv) any and all Losses which the Buyer or VIMRx shall sustain in connection with (a) claims by third parties arising in connection with the Non-Assumed Liabilities, or (b) claims by third parties (including but not limited to Lehman Brothers and The Craves Group) that they are due a broker's or finder's fee or similar compensation with respect to the transactions contemplated hereby, which claims arise out of actions of the Seller or any Representative of the Seller and (v) any and all Losses which the Buyer or VIMRx shall sustain by reason of or in connection with (a) any violation of Environmental Law, committed by the Seller or any of its Representatives, in respect of the Parker Facility or the land upon which it is situated, during the Seller's occupancy thereof,
  (b) subject to Section 10 hereof, any Taxes arising out of the operations of the Seller up to and including the Closing Date, (c) any violation of ERISA committed by the Seller or any of its Representatives, (d) the Saxholm Litigation and any litigation which may be brought against Buyer and/or VIMRx alleging infringement of one or more of Saxholm U.S. patents 4,324,859, 4,657,868 and 4,992,377 and foreign equivalents due to manufacture, use, importation or sale of Isolex(R) and/or Maxsep(R) Products (except to the extent that any such Losses arise out of infringement resulting from changes made by the Buyer in design or operation of the accused device) and (e) the antitrust-related counterclaim against the Seller in the CellPro Litigation. Notwithstanding the foregoing, the Buyer and VIMRx shall not be entitled to any indemnification under this Section 9.2 (A) with respect to any Losses incurred by the Buyer or VIMRx as a result of the breach of any representation or warranty contained in Section 3 hereof, other than Losses pursuant to breaches of Sections 3.7(D), 3.12 or 3.19, unless and until the aggregate amount of all Losses arising from breaches of representations and warranties contained in
  Section 3 shall exceed $400,000 and then only to the extent that such aggregate amount shall exceed $400,000; provided, further, that the immediately preceding proviso shall not apply in the case of any fraudulent breach.

    (B)VIMRx agrees to indemnify and hold the Seller harmless from and against (i) any and all Losses which the Seller shall sustain by reason of or in connection with the breach or inaccuracy of any of the representations or warranties, contained in any Document, made by the Buyer and/or VIMRx, (ii) any broker's or finder's fee or commission due to Lazard, Freres with respect to the transactions contemplated hereby, and
  (iii) any and all Losses which the Seller shall sustain in connection with claims by third parties that they are due a finder's or broker's fee or similar compensation with respect to the transactions contemplated hereby, which claims arise out of actions of the Buyer or VIMRx or any Representatives of either; provided, however, that the Seller shall not be entitled to any indemnification under this Section 9.2(B) with respect to any Losses incurred by the Seller as a result of the breach of any representation or warranty contained in Section 4 or 5 hereof, other than Losses pursuant to breaches of Sections 4.5, 4.6, 5.5, 5.6 or 5.9, unless and until the aggregate amount of all Losses arising from breaches of representations and warranties contained in Section 4 or 5 shall exceed, in the aggregate, $400,000 and then only to the extent that such aggregate amount shall exceed $400,000; provided, further, however, that the immediately preceding proviso shall not apply in the case of any fraudulent breach.

    (C)The Buyer agrees to indemnify and hold the Seller harmless from and against (i) any and all Losses which the Seller shall sustain by reason of or in connection with the breach of, or failure to comply with, any of the covenants or undertakings, contained in any Document, made by the Buyer,
  (ii) the Buyer's Liabilities (except to the extent that such liabilities are to be borne by the Seller pursuant to this Agreement or any Transaction Document and except to the extent that the same arise from a wrongful act or omission on the part of the Seller, any Affiliate of Seller or any Representative of any of the foregoing), and (iii) any and all Losses which the Seller shall sustain in connection with claims by third parties arising in connection with the Buyer's Liabilities (except as stated in the above parenthetical); provided, however, that subsection (i) of this Section 9.2(C) shall be deemed to refer to breaches and failures of the Buyer only to the extent that the same exist and/or persist subsequent to the Closing Date.

    (D) VIMRx agrees to indemnify and hold the Seller harmless from and against (i) any and all Losses which the Seller shall sustain by reason of or in connection with the breach of, or failure to comply with, any of the covenants or undertakings, contained in any Document, made by VIMRx and
  (ii) any and all Losses which the Seller shall sustain by reason of or in connection with the breach of, or failure to comply with, any of the covenants or undertakings, contained in any Document, made by the Buyer; provided, however, that subsection (ii) of this Section 9.2(D) shall be deemed to refer to breaches and failures of the Buyer only to the extent that the same exist and/or persist during the period beginning on the date hereof and ending on the Closing Date.

    (E)(i) Notwithstanding anything to the contrary contained herein, but subject in any event to the rest of this Section 9.2(E), the maximum indemnity which the Seller could become obligated to provide to the Buyer and/or VIMRx, in the aggregate, under Section 9.2(A) for breaches of representations, warranties, covenants and/or undertakings is $18,000,000 (in cash or securities, as more specifically provided below); provided, however, that notwithstanding the foregoing, any indemnity or payment to which the Buyer or VIMRx may be or become entitled under Sections 2.5(A), 6.2(G), 6.2(I)(iv), 6.2(J)(i) (last sentence only), 6.2(J)(iii) (last sentence only), 6.2(J)(iv), 9.2(A)(ii)-(v) (other than Section 9.2(A)(v)(a) thereof), 10, 13, 16.1(C), 16.1(G) (proviso only), 16.1(H) (second sentence only) and 16.4(A) shall be paid by the Seller notwithstanding such $18,000,000 cap.

      (ii)In the event that the Seller becomes liable to indemnify VIMRx for Losses under Section 9.2(A) for breaches of representations, warranties, covenants and/or undertakings, the first $5,000,000 of such indemnified Losses shall be payable only in cash. Any indemnified Losses in excess of $5,000,000 shall be payable, at the option of the Seller, either in cash or by way of the Seller's surrender (i.e., transfer of ownership) to VIMRx of shares of VIMRx Preferred Stock. For the purposes of this Section 9.2, each share of VIMRx Preferred Stock shall be valued at its $1,000 liquidation value. Therefore, for example, in the event that the Seller became obligated to VIMRx for $1,000,000 (over and above the first $5,000,000, which would be payable in cash), the Seller would have the right to satisfy such liability by the surrender of 1,000 shares of VIMRx Preferred Stock. Notwithstanding anything herein to the contrary, VIMRx acknowledges and agrees that, although it may become entitled to indemnification from Seller under
    Section 9.2 based upon Losses directly incurred by Buyer (and not directly by VIMRx), to the extent that Buyer has been made whole for any such Loss which has been directly incurred by it, VIMRx shall (to avoid "double recovery" for the same Loss) lose its right to be indemnified with respect to such Loss.

      (iii)In the event that the Seller becomes liable to indemnify the Buyer for Losses under Section 9.2(A) for breaches of representations, warranties, covenants and/or undertakings, the first $5,000,000 of such indemnified Losses shall be payable to the Buyer only in cash. Any indemnified Losses in excess of $5,000,000 shall be payable, at the option of the Seller, either in cash or by the surrender (i.e., cancellation) of indebtedness otherwise owed to the Seller under the Buyer Convertible Debentures, such surrender/cancellation to be made on a dollar-for-dollar basis in accordance with the amount of Losses to be indemnified.

    (F)Notwithstanding anything to the contrary contained herein, the maximum aggregate indemnity which the Buyer and/or VIMRx could, in the aggregate, become obligated to provide to the Seller under Section 9.2(B) for breaches of representations, warranties, covenants and/or undertakings is $18,000,000; provided, however, that notwithstanding the foregoing, any indemnity or payment to which the Seller may be or become entitled under Sections 2.5(B), 6.2(A)(i), 6.2(H) (parenthetical contained in subsection
  (i) only), 6.2(J)(iii) (last sentence only), 9.2(B)(ii) and (iii), 9.2(C)(ii) and (iii), 10, 13 and 16.4(C) shall be paid by the Buyer or VIMRx, as the case may be, notwithstanding such $18,000,000 cap.

    (G)Within a reasonable period of time after receipt by any party hereto of notification of the assertion by a third party, of any Third Party Claim (such recipient being referred to hereinafter as an "Indemnified Party"), such Indemnified Party shall give written notice of such Third Party Claim to each party which has, or would reasonably be expected to have, an obligation to indemnify such Indemnified Party under this Section 9 (an "Indemnifying Party"); provided, however, that the failure to so notify the Indemnifying Party shall not relieve him or it of any indemnity obligations hereunder unless, and to the extent, the Indemnifying Party's rights have been adversely affected by any such failure or delay. The Indemnifying Party shall (upon its delivery to the Indemnified Party of a written acknowledgment and agreement that, if such Third Party Claim shall be adversely determined, the Indemnifying Party shall be fully responsible hereunder to indemnify the Indemnified Party with respect to such Third Party Claim) have the option, upon notice to the Indemnified Party, to assume control of the defense of the Third Party Claim and the Indemnified Party may participate at its own expense in (but not control) the Third Party Claim (with counsel selected by it in its discretion) if it notifies the Indemnified Party in writing of its intention so to participate; provided, however, that the Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement, except with the written consent of the Indemnified Party, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the Indemnified Party and its Affiliates and Representatives of a release from all liability in respect of such Action or which imposes any injunctive relief upon the Indemnified Party or any of its Affiliates or Representatives. In the event of such assumption, the Indemnified Party shall cooperate fully in the defense of the Third Party Claim as and to the extent reasonably requested by the Indemnifying Party (such cooperation shall include the retention and, upon the request of the Indemnifying Party, the provision to such party of records and information which are reasonably relevant to such claim or demand and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder). In the absence of any such assumption of the defense, the Indemnifying Party shall be obligated to cooperate in accordance with the preceding sentence.

    (H)The provisions of this Section 9 are the exclusive remedy of any party to this Agreement against any other party to this Agreement for any claim for breach of any covenant, agreement, representation, warranty or other provision of this Agreement (other than a claim for specific performance or injunctive relief or a claim based upon fraud) with the intent that all such claims shall be subject to the limitations and other provisions contained in this Section 9.

    (I)In no event shall any party hereto be entitled to or recover exemplary or punitive damages in any action under this Agreement or relating to the subject matter hereof.

10.Transactional and Other Taxes.

    (A)Transactional Taxes. The Buyer and the Seller shall each bear one-half of any applicable Transactional Taxes with respect to the sale, transfer, or assignment of the Assets or otherwise on account of this Agreement or the transactions contemplated herein.

    (B)Personal Property Taxes. All personal property taxes relating to any and all personal property conveyed pursuant to this Agreement shall be pro-rated between the Buyer and the Seller in accordance with the relationship of the Closing Date to the entire relevant tax year. Any payment owed in respect of such pro-ration shall be made at Closing.

    (C)Utilities. All utility accounts relating to the Parker Facility will be read as of the commencement of business on the Closing Date. The Seller shall be responsible for all utility charges accruing up to said time and the Buyer shall be responsible for all utility charges accruing thereafter.

11.Further Assurances and Cooperation.

  Following the date hereof, and subject to the terms and conditions hereof, each of the Seller, VIMRx and the Buyer severally agrees to execute and deliver such documents and take such other action as shall be reasonably requested by the other party to carry out and effectuate the transactions contemplated by this Agreement. On and subsequent to the Closing Date, each party severally covenants and warrants that it shall, whenever and as often as it shall be reasonably requested to do so by another party to this Agreement, execute, acknowledge and deliver or cause to be executed, acknowledged and delivered, any and all such further documents and instruments as may be reasonably necessary, expedient or proper in order to complete any and all of the conveyances, transfers, sales and assignments herein provided for. Without limiting the foregoing, this Section 11 shall apply in particular to any items of the type described in Section 8.1(A)(xi) which are not delivered on the Closing Date (e.g., foreign registrations of the trademark ISOLEX(R)).

12.Notices.

  All notices, requests, demands, and other communications permitted or required under this Agreement shall be in writing and shall be either personally delivered (including couriers such as FedEx) or sent by pre-paid certified mail, return receipt requested or facsimile transmission, with a confirmation copy personally delivered or sent by pre-paid certified mail, addressed or transmitted to the address or number stated below of the party to which notice is given, or to such other address or number as such party may have fixed by notice given in accordance with the terms hereof:

      To the Buyer:

      BIT Acquisition Corp.
      c/o VIMRx Pharmaceuticals Inc.
      2751 Centerville Road
      Suite 210
      Wilmington, Delaware 19808
      Attention:Chief Executive Officer
      Facsimile:(302) 998-3794

      With a copy to:

      Epstein Becker & Green, P.C.
      250 Park Avenue
      New York, New York 10177
      Attention:Lowell S. Lifschultz, Esq.
                   or David C. Denowitz, Esq.
      Facsimile:(212) 661-0989

      To VIMRx:

      VIMRx Pharmaceuticals Inc.
      2751 Centerville Road
      Suite 210
      Wilmington, Delaware 19808
      Attention:Chief Executive Officer
      Facsimile:(302) 998-3794

      With a copy to:

      Epstein Becker Green, P.C.
      250 Park Avenue
      New York, New York 10177
      Attention:Lowell S. Lifschultz, Esq.
                   or David C. Denowitz, Esq.
      Facsimile:(212) 661-0989

      To the Seller:

      Baxter Healthcare Corporation
      1627 Lake Cook Road
      Deerfield, Illinois 60015
      Attention:President--Biotech Business Group
                   President--Venture Management
                   General Counsel--Biotech Business Group
      Facsimile:

      With a copy to:

      Seyfarth, Shaw, Fairweather & Geraldson
      55 East Monroe Street
      Chicago, Illinois 60603-5803
      Attention:Christopher A. Lause, Esq.
      Facsimile:(312) 269-8869

Any notice, sent as provided above, shall be deemed given, if sent by certified mail, upon delivery at the address provided for above (or, in the event delivery is refused, the first date on which delivery was tendered) or, if sent by facsimile transmission, upon receipt by the sender of confirmation of delivery.

13.Expenses.

  Subject to the terms of Section 9 hereof, each party hereto shall bear its own expenses (including all attorneys' and accountants' fees) incurred in connection with the negotiation, preparation, consummation and performance of this Agreement and the other Documents and the transactions contemplated hereby and thereby. The Buyer and the Seller shall each bear one-half of any filing fees or similar payments to any Authority incurred in connection with any filings or other actions required to be taken hereunder in respect of Hart-Scott. Notwithstanding anything to the contrary contained in this Section 13, the parties agree that the Seller shall bear the first $100,000 of expenses and costs relating to the audit services referred to in that certain KPMG Engagement Letter, dated July 24, 1997, relating to the Division, with all expenses and costs relating thereto which are in excess of $100,000 to be borne solely by the Buyer.

14.Termination.

  14.1 Conditions.

    This Agreement may be terminated at any time on or prior to the Closing
  Date:

    (A)by mutual consent of the Seller, the Buyer and VIMRx;

    (B)by the Buyer and VIMRx, if (i) there has been a material misrepresentation or breach on the part of the Seller with respect to any representation or warranty of the Seller set forth herein, or (ii) there has been any material failure on the part of the Seller to comply with any of its obligations or to perform any of its covenants hereunder, which failure, if capable of remedy, has not been remedied within 15 days of receipt by the Seller of notice thereof, or (iii) any of the conditions set forth in Section 7.1 or 7.3 shall not have been fulfilled by December 31, 1997 (other than by virtue of a breach of this Agreement by the Buyer or VIMRx) and the fulfillment thereof shall not have been waived by the Buyer and VIMRx; or

    (C)by the Seller, if (i) there has been a material misrepresentation or breach on the part of the Buyer or VIMRx in any of its representations or warranties set forth herein, or (ii) there has been any material failure on the part of the Buyer or VIMRx to comply with any of its obligations or to perform any of its covenants hereunder, which failure, if capable of remedy, has not been remedied within 15 days of receipt by the Buyer or VIMRx, as appropriate, of notice thereof, or (iii) any of the conditions set forth in Section 7.2 or 7.3 shall not have been fulfilled by December 31, 1997 (other than by virtue of a breach of the Agreement by the Seller) and the fulfillment thereof shall not have been waived by the Seller.

  14.2 Special Termination Right.

    (A)In addition to the rights of termination provided for in Section 14.1, and in recognition of the fact that (i) notwithstanding the execution and delivery hereof, each of the Buyer, the Seller and VIMRx is continuing to perform its own ongoing due diligence in connection with the transactions contemplated hereby, (ii) each of the parties hereto may not have fully completed either the Schedules relating to its representations and warranties or its own analysis of the Schedules heretofore submitted by the other parties hereto and (iii) the parties have not fully completed or agreed upon Schedule 2.1, the Seller, on the one hand, and the Buyer and VIMRx jointly, on the other hand, shall have the right, which may be exercised in their sole and absolute discretion, to terminate this Agreement at any time on, or prior to, the Section 14.2 Date.

    (B)During the Disclosure Period, the Seller, the Buyer and VIMRx shall have the right (but not the obligation) both to supply Schedules (relating to Sections 3, 4 and 5, respectively) to the party or parties to whom the related representation and warranty is being made (the "Receiving Party") and to modify, in any respect, any such Schedule which shall theretofore have been provided by it to the Receiving Party. In the event that neither the Buyer and VIMRx, on the one hand, nor the Seller, on the other hand, shall have validly terminated this Agreement pursuant to Section 14.2(A) on or prior to the Section 14.2 Date, references in this Agreement to any Schedule delivered or attached pursuant to Section 3, 4 or 5, as the case may be, shall be deemed to refer to the last version of such Schedule which was provided to the Receiving Party prior to the end of the Disclosure Period, regardless whether such version purported to be

  "final"or "draft" (it being the intent of the parties to give to each such "last version" the same status as a Schedule attached to a purchase agreement at the time of execution and delivery). In that connection, in the event that Section 3, 4 or 5 provides for a Schedule but no Schedule (whether "draft", "final" or other) shall have been provided, prior to the end of the Disclosure Period, by the party making the related representation and warranty, such party shall be deemed, for all purposes of this Agreement, to have provided such Schedule immediately prior to the end of the Disclosure Period in completely blank form (i.e., with no information or writing on it). Any information which is first provided on a version of a Schedule which version is not received by the Receiving Party until after the Disclosure Period shall not be deemed to have been received by the Receiving Party until after the Section 14.2 Date. No information shall be deemed to have been included on a Schedule unless such information shall have been delivered to the Receiving Party in a writing at the top of each page of which writing appears the words "Baxter/VIMRx" and the number of the related Schedule (e.g., "Schedule 3.5").

    (C)During the Disclosure Period, the Seller shall have the right (but not the obligation) to supply Schedule 2.1 to the Buyer and VIMRx and to modify, in any respect, any version of such Schedule which shall theretofore have been provided by it to the Buyer and VIMRx. In the event that neither the Buyer and VIMRx, on the one hand, nor the Seller, on the other hand, shall have validly terminated this Agreement pursuant to
  Section 14.2(A) on or prior to the Section 14.2 Date, references in this Agreement to Schedule 2.1 shall be deemed to refer to the last version of such Schedule which was provided to the Buyer and VIMRx prior to the end of the Disclosure Period, regardless whether such version purported to be "final"or "draft" (it being the intent of the parties to give to such "last version" the same status as a Schedule attached to a purchase agreement at the time of execution and delivery). No modification to Schedule 2.1 shall be deemed to have been made by the Seller prior to the end of the Disclosure Period unless such modification shall have been delivered to the Buyer and VIMRx in a writing at the top of each page of which writing appears the words "Baxter/VIMRx" and "Schedule 2.1." After the end of the Disclosure Period, no modification to Schedule 2.1 shall be effective unless agreed to in writing by each party hereto.

    (D)Each party hereto acknowledges that, for purposes of determining whether the conditions stated in Sections 7.1(A) and 7.2(A) have been satisfied, the representations and warranties in Sections 3, 4 and 5, as provided in such Sections, are being deemed to have been made immediately prior to the end of the Disclosure Period rather than on the date of execution and delivery hereof.

    (E)Notwithstanding anything to the contrary herein, the valid termination of this Agreement in accordance with Section 14.2 shall not give rise to any liability of any party hereto.

  14.3 Effective Date.

    A termination pursuant to Section 14.1(B) or (C) or Section 14.2(A) shall be effective immediately upon delivery of a notice of termination by the party or parties having the right to terminate to the other party or parties.

  14.4 No Liability.

    In the event of a termination of this Agreement, as provided above, this Agreement shall forthwith terminate and there shall be no liability on the part of VIMRx, the Buyer or the Seller, except for liability arising from a breach of this Agreement.

15.Employment.

  The Buyer shall make offers of employment to at least 75% of the persons who are employed by the Division, in the United States, immediately prior to the Closing.

16.Certain Additional Covenants and Acknowledgments.

  16.1 CellPro Litigation.

    The parties understand and agree that matters pertaining to the potential infringement by CellPro of the patents and technology licensed to the Seller pursuant to that certain License Agreement between Becton, Dickenson and Company and the Seller, dated August 24, 1990, as amended on November 10, 1993 and further amended on March 30, 1995 (the "First BD License"), including the conduct of the CellPro Litigation, will remain the responsibility of the Seller, as set forth below:

    (A)The Seller will vigorously pursue in good faith and for the benefit of the Buyer in the pending litigation entitled Johns Hopkins University v. CellPro, No. 94-105-RRM (D. Del.) (the "CellPro Litigation") its legal remedies against CellPro for infringement of certain of the patent rights embodied in the First BD License, which patent rights are to be sublicensed to the Buyer (the "Patent Rights");

    (B)The Seller will vigorously defend the Patent Rights in any actions or proceedings with respect to CellPro that have been or may in the future be brought in any court of law or before the HHS or NIH, including proceedings seeking a compulsory license to CellPro of technology included in the Patent Rights;

    (C)The Seller will bear the full cost and expense of the CellPro Litigation and any other such litigation or other protective defense action or proceeding, including without limitation, attorneys' fees and expenses, and fees and expenses of public relations advisors, accountants, experts, and other advisors or consultants, that are incurred in connection therewith;

    (D)The Seller will retain any award of damages or other recovery attributable to the infringing use of such Patent Rights by CellPro;

    (E)The Seller will consult with the Buyer concerning the conduct of any litigation or action described above;

    (F)The Seller will obtain the Buyer's consent to all material decisions, including settlement and other strategic decisions, relating to the CellPro Litigation and any other litigation or action described above or related thereto, which consent shall not be unreasonably withheld or delayed; provided, however, that in the event that the Seller shall seek to grant a license to CellPro, then the Buyer shall have the right to withhold its approval thereto in its sole and absolute discretion without being subject to the aforementioned "unreasonably withheld" standard.

    (G)The Buyer will abide by and comply with any settlement or commitment with or to HHS or NIH, made by the Seller with regard to CellPro, after approval thereof by the Buyer (which approval shall not be unreasonably withheld or delayed unless, in the Buyer's good faith opinion, such decision will materially adversely affect the Buyer's ability to achieve the Plan A Projections) including but not limited to the commitments made by the Seller to HHS, as set forth below, provided that the Seller will bear the full cost and expense of such compliance to the extent such cost and expense exceeds the projected cost and expense thereof included in the Plan A Projections. Notwithstanding anything to the contrary contained herein, the commitments made by the Seller to HHS, with which the Buyer will consent, and agree to cooperate with the Seller in assuring complete satisfaction of, include the following:

      (i)The Seller will use its best efforts to ensure in the CellPro Litigation that any injunctive relief against CellPro entered by the federal court will permit CellPro's continued sale of its Ceprate(R) SC products and its continued provision of those products to clinicians involved in clinical trials, pending FDA approval of a medically equivalent or superior alternative;

      (ii)If CellPro reduces support of any clinical site that does not already have the Seller's Isolex(R) 300 System available as an alternative, the Seller will install its device at the CellPro site free of charge and will make its best efforts to provide that site with support comparable to that which CellPro was providing on comparable contract terms. The Seller will also provide all necessary clinical, regulatory and technical support to put the Isolex(R) 300 system into operation as quickly as possible;

      (iii)If CellPro reduces support for any clinical site, the Seller will take steps to assure that there will be no gap in patient access to the technology; and

      (iv)The Seller will retain the responsibility and the ability to support the clinical and research needs for stem cells for transplant through retaining a non-exclusive license to the Patent Rights, continuing to manufacture the Isolex(R) devices under the Manufacturing, Supply and Distribution Agreements, and continuing as the exclusive worldwide distributor for the Isolex(R) 300 System in support of stem cell selection for the treatment of cancer.

    (H)The Buyer shall take all actions the Seller reasonably deems necessary or appropriate to assist the Seller in pursuing the CellPro Litigation, and/or other matters related to CellPro. The Seller will reimburse the Buyer for all reasonable out-of-pocket expenses associated with providing such cooperation or otherwise incurred by the Buyer in connection with the CellPro Litigation, including but not limited to attorneys' and other professionals' fees and expenses, that may be incurred in the event the Buyer is made a party to the CellPro Litigation.

  16.2 Employee Covenants.

    The parties agree that the following shall apply in respect of the employees of the Division:

    (A)The Buyer shall have the right to designate to the Seller those employees of the Division (other than Safa Karandish, Heather Kinder, Virginia Mansour, Marta Schilling and Trish Swinney) whose services (as newly-hired employees) the Buyer is interested in retaining subsequent to the Closing (such people as may be so designated by the Buyer from time to time prior to Closing being referred to as the "Designated Employees"). The Seller shall encourage each Designated Employee to accept employment with the Buyer.

    (B)The Buyer shall also have the right to designate one or more, at its discretion, of the Designated Employees as "key" employees (such people as may be so designated by the Buyer from time to time prior to Closing being referred to as "Key Employees"). In the event that any Key Employee declines to accept employment with the Buyer, the Seller shall exercise commercially reasonable best efforts to continue to employ each and every such person, for a period of at least one year following the Closing, in such capacity as will enable such person to devote substantially all his or her business time to working on those aspects of the post-Closing Buyer/Seller relationship with which such person has familiarity; provided, however, that (i) except to the extent provided in the Services Agreement, in no event shall the Seller be required to increase the direct or indirect compensation payable to such Key Employee in order to retain such employee's services and (ii) to the extent and under the circumstances provided in the Services Agreement, the Buyer shall reimburse the Seller for the fully-loaded costs of such Key Employee. If the Buyer should request from time to time that any particular such Key Employee be focused on any particular project or area of competence, the Seller shall not unreasonably withhold its consent to such request.

  16.3 Disclaimer.

    The Seller shall not be deemed to have made to the Buyer any representation or warranty other than as expressly made by the Seller in
  Article 3 hereof. Without limiting the generality of the foregoing, and notwithstanding any otherwise express representations and warranties made by the Seller in Article 3 hereof, the Seller makes no representation or warranty to the Buyer with respect to:

    (A)any projections, estimates or budgets heretofore delivered to or made available to the Buyer of future revenues, expenses or expenditures or future results of operations; or

    (B)except as covered by a representation and warranty contained in
  Article 3 hereof, any other information or documents (financial or otherwise) made available to the Buyer or its counsel, accountants or advisers with respect to the Seller.

  16.4 Delayed FDA Approval.

    (A)In the event (i) the Buyer has not received notification before January 1, 1998, that an application for premarket approval for commercial marketing of an Isolex 300SA or 300i System in the United States is approved by the FDA ("FDA Approval"), or (ii) such FDA Approval is received but the Seller is unable to manufacture Isolex 300SA or 300i Systems, as the case may be, in compliance with the Federal Food, Drug and Cosmetic Act, the Public Health Service Act and FDA implementing regulations, the Seller shall remit to the Buyer all CellPro Profit Margin Payments (as hereinafter defined) received by the Seller in respect of the period commencing January 1, 1998 and ending on the first date the Seller has received FDA Approval and is able to deliver to the Buyer Isolex 300SA or 300i Systems, as the case may be, which comply with said Acts and regulations conforming to such FDA Approval.

    (B)"CellPro Profit Margin Payments" shall mean any and all payments (i) made pursuant to any court order affecting CellPro, or any agreement between CellPro and the Seller, regarding CellPro's infringement of Intellectual Property Rights of the Seller embodied in the Isolex Products, and (ii) which are received by the Seller as compensation for, or damages in respect of, sales by or on behalf of CellPro on or after the Closing Date, of any product infringing any Intellectual Property Rights of the Seller embodied in the Isolex Products. The term "CellPro Profit Margin Payments" specifically excludes (a) damages or compensation payable to Johns Hopkins University and/or Becton, Dickenson and Company in respect of such infringement, (b) royalty payments made to Johns Hopkins University and/or Becton, Dickenson and Company in respect of any such damages or other compensation paid to the Seller, and (c) any reimbursement for attorney's fees received by Seller from Johns Hopkins University.

    (C)In the event the Seller becomes obligated to repay or refund any CellPro Profit Margin Payment received by the Buyer, to CellPro, its bankruptcy estate, its trustee in bankruptcy or its creditors, by reason of such payment being held to constitute a preference under any bankruptcy or insolvency law, the Buyer shall pay to the Seller the amount of such payment promptly after receipt of notice from the Seller of such obligation.

  16.5 Allocation of Consideration.

    The parties shall exercise their good faith efforts to agree upon how the consideration paid or given for the Class A Assets and Class B Assets (including but not limited to the Purchase Consideration and the Milestone Payments) shall be allocated. In the event that any such agreement is executed and delivered by the parties, such consideration shall be deemed, for all purposes (including those relating to Taxes of any kind whatsoever), to be allocated to the Class A Assets and Class B Assets in accordance therewith and, without limiting the foregoing, any IRS Forms 8594 shall be prepared consistent therewith.

17.Miscellaneous.

  17.1 Entire Agreement: No Modification.

    This Agreement, including the Exhibits, Schedules and instruments delivered pursuant hereto, sets forth the entire agreement and understanding between the parties hereto as to the specific subject matter hereof and thereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them with respect to the specific subject matter hereof and thereof, and no party hereto shall be bound by any condition, definition, warranty or representation other than as expressly provided for in this Agreement, provided, however, that the parties hereto acknowledge and agree that the Primary Licenses are not being made a part of this Agreement and shall not be integrated into this Agreement. This

  Agreement shall not be changed or amended except by a writing signed by the Buyer, VIMRx and the Seller.

  17.2 Waiver of Breach.

    The waiver by a party of a breach or violation by any other party of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach or violation by any party of the same or any other provision of this Agreement. No such waiver shall be effective unless in writing signed by the party claimed to have made the waiver.

  17.3 Benefit of Parties; Assignment.

    This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and permitted assigns. No party shall have the right to assign or delegate any of its rights or obligations arising hereunder, except with the prior written consent of each other party hereto; provided, however, that any party may assign any or all of its rights, and delegate any or all of its obligations, hereunder to any person or entity who shall, by merger, consolidation, transfer of assets or otherwise, have acquired all or substantially all of the assets (not counting cash and cash equivalents) of such party; provided, further, that no such delegation shall relieve the delegating party of the obligation to satisfy and discharge the obligation(s) so delegated. Notwithstanding the foregoing, the Seller shall have the right to assign this Agreement, and any rights and obligations arising hereunder, to an Affiliate of the Seller without the prior written consent of any other party hereto; provided, that no such assignment shall relieve the Seller of any of its obligations hereunder. Any purported assignment or delegation in violation of this
  Section 17.3 shall be null and void ab initio.

  17.4 Headings.

    The headings of the sections and paragraphs of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

  17.5 Governing Law; Jurisdiction

    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws. Each party to this Agreement expressly and irrevocably
  (A) consents that any legal action or proceeding against it under, arising out of or in any manner relating to, this Agreement, or any other Document delivered in connection herewith, may be brought in any court of the State of Delaware located within the District of Delaware or in the United States District Court for the District of Delaware, (B) consents and submits to the personal jurisdiction of any of such courts in any such action or proceeding, (C) consents to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to him, her or it by hand or by any other manner provided for in
  Section 12, (D) waives any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis, and (E) waives all rights, if any, to trial by jury with respect to any such action or proceeding. Nothing in this Section shall affect or impair in any manner or to any extent the right of any party to commence legal proceedings or otherwise proceed against any other party in any jurisdiction or to serve process in any manner permitted by law.

  17.6 Multiple Counterparts; Execution by Fax.

    This Agreement may be signed in any number of counterparts which taken together shall constitute one and the same instrument. This Agreement may be executed and delivered by exchange of facsimile copies showing the signatures of the parties hereto, and those signatures need not be affixed to the same copy. The facsimile copies showing the signatures of the parties will constitute originally signed copies of the same agreement requiring no further execution.

  17.7 Exhibits, Schedules.

    All Exhibits and Schedules referred to in this Agreement are attached hereto and are incorporated herein by reference as if fully set forth herein.

  17.8 Construction.

    The language in all parts of this Agreement shall in all cases be construed as a whole according to its fair meaning, strictly neither for nor against any party hereto, and without implying a presumption that the terms thereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed more strictly against the person who himself or through his agent prepared the same, it being agreed that representatives of both parties have participated in the preparation hereof.

  17.9 Publicity.

    No party to this Agreement shall issue or cause the publication of any press release or other public announcement with respect to this Agreement or the transactions contemplated hereby without first providing a draft of such press release or announcement to the other parties and obtaining the consent of the other parties hereto; provided, however, that nothing herein shall prevent any party from making any disclosure required by law.

  17.10 Number and Gender.

    Whenever in this Agreement the singular is used, it shall include the plural if the context so requires, and whenever the masculine gender is used in this Agreement, it shall be construed as if the masculine, feminine or neuter gender, respectively, has been used where the context so dictates, with the rest of the sentence being construed as if the grammatical and terminological changes thereby rendered necessary have been made.

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first above written.

                                          VIMRx:

                                          VIMRx PHARMACEUTICALS INC.

                                          By: /s/ Richard L. Dunning
                                            ----------------------------------

                                          Title: Chief Executive Officer
                                              ---------------------------------

                                          SELLER:

                                          BAXTER HEALTH CARE CORPORATION

                                          By: /s/ Victor W. Schmitt
                                            ----------------------------------

                                          Title: President--Venture Management
                                          (Biotech)
                                              ---------------------------------

                                          BUYER:

                                          BIT ACQUISITION CORP.

                                          By: /s/ Richard L. Dunning
                                            ----------------------------------

                                          Title: President
                                              ---------------------------------

                                                                        ANNEX B

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM 10-K

[X]              ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                  FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996

                                      OR

[_]            TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                 FOR THE TRANSITION PERIOD FROM       TO

                          COMMISSION FILE NO. 0-19153

                               ----------------
                          VIMRX PHARMACEUTICALS INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                              06-1192468
    (STATE OR OTHER JURISDICTION OF     (I.R.S. EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)

        2751 CENTERVILLE ROAD,                          19808
          WILMINGTON,DELAWARE                        (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
               OFFICES)

              Registrant's telephone number, including area code:
                                (302) 998-1734

          Securities registered pursuant to Section 12(b) of the Act:
                                     NONE

          Securities registered pursuant to Section 12(g) of the Act:
                         COMMON STOCK, $.001 PAR VALUE

  Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                Yes [X]  No [_]

  Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [_]

  The aggregate market value of the voting stock (Common Stock, $.001 par value) held by non-affiliates of the Registrant was approximately $143,019,702 on March 17, 1997 based on the closing sale price of the Common Stock on such date.

  The aggregate number of outstanding shares of Common Stock, $.001 par value, of Registrant was 54,429,937 on March 17, 1997.

                     Documents incorporated by reference:
                                     NONE

-------------------------------------------------------------------------------
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

                                    PART I

ITEM 1. BUSINESS.

GENERAL

  VIMRx Pharmaceuticals Inc. ("VIMRx" or the "Company") is a development stage company focused on identifying, evaluating, acquiring and commercializing scientific technologies to be developed by the Company in partnership with others. The Company is engaged in developing therapeutic and related products from synthetic hypericin principally for the treatment of viral and retroviral diseases. The Company also owns approximately 68% of the capital stock of Innovir Laboratories, Inc. (Nasdaq: INVR) ("Innovir") which, together with its subsidiaries, is engaged in the research and development of Oligozymes, a new class of biopharmaceutical agents for the treatment of a wide array of human diseases. In order to diversify its potential product line and complement the Company's recent acquisition of a controlling interest in Innovir, the Company has entered into a research agreement with Columbia University, and continues to seek emerging innovative technologies to diversify its portfolio of potential products.

HYPERICIN

 General

  The Company's principal product, VIMRxyn(R), is comprised of chemically synthesized hypericin and, in laboratory tests, has inhibited the infection of normal cells by targeted viruses. Hypericin is an aromatic polycyclic dione found in the stem and petals of the common Saint John's wort, a plant which has been used as a folk remedy since the Middle Ages. Hypericin plant extracts continue to be used as lay treatments for various disorders. The Company is investigating utilizing VIMRxyn as a treatment for viral and retroviral diseases, including the human immune deficiency virus ("HIV"), which is the retrovirus responsible for Acquired Immune Deficiency Syndrome ("AIDS"), and also is investigating utilizing VIMRxyn as a treatment for hepatitis C, as a therapeutic for brain cancer (glioma), and as a means of inactivating HIV and other lipid-enveloped viruses in blood collected for transfusions. The Company has a worldwide exclusive license to commercialize and exploit synthetic hypericin compounds for enumerated purposes acquired from New York University and Yeda Research and Development Co., Ltd., an Israeli corporation engaged in the commercial exploitation of scientific developments by scientists at a Weizmann Institute of Science in Israel (New York University and YEDA, collectively, the "Hypericin Licensors").

 HIV/AIDS Research

  The Company has not established the efficacy of VIMRxyn in human clinical trials for the treatment of AIDS. In 1994, the Company completed data analysis of Phase I/Phase II human clinical trials sponsored by the National Institutes of Health to determine the maximum tolerated dose and any side effects of VIMRxyn as a treatment for AIDS. From the data collected, the results showed a favorable pharmacological profile with no major organ or hematological toxicity, and with skin photosensitivity as the primary dose-limiting side effect. All of the patients enrolled in the trials experienced varying levels of skin photosensitivity and several experienced non-life threatening acute skin photosensitivity which required medical treatment.

  Between January and September 1996, human clinical trials were conducted in Thailand by a Dutch company retained by the Company under a protocol submitted to the U.S. Food and Drug Administration (the "FDA") under the Company's existing investigational new drug application to identify a potentially efficacious lower dose of VIMRxyn, having minimal skin photosensitivity, as a treatment for AIDS. The dosage administered was well-tolerated by the patients and did not result in untoward toxicity or skin photosensitivity and, based on the measurement criteria used, produced evidence of anti-HIV activity. The Company is currently conducting in vitro interaction studies to determine how VIMRxyn may be used in combination with other anti-retroviral agents.

 HIV Inactivation Blood Studies

  In 1996, VIMRx continued to explore the anti-viral properties of VIMRxyn with respect to whole red blood cells in blood collected for transfusions. The Company's studies are being conducted under the direction of Alfred M. Prince, M.D., of the New York Blood Center. Studies conducted by Dr. Prince in 1996 have indicated that VIMRxyn combined with fluorescent light can inactivate the HIV virus in packed red blood cells. The Company is developing protocols for additional studies to determine the safety, cellular integrity and efficacy of HIV virus in activation in treated whole red blood cells.

 Hepatitis C Virus

  The hepatitis C virus ("HCV") is a blood-borne pathogen infecting approximately 200,000 people in the United States each year, with approximately seventy to ninety percent of such infected persons (140,000 to 180,000 persons) becoming chronic carriers of the virus. Chronic carriers of HCV are at high risk of developing cirrhosis and liver cancer later in life. The Center for Disease Control estimates that two and one-half to five million Americans are chronic carriers, and there are an estimated 400 million persons worldwide who are chronic carriers, most of whom are located in the Far East. Despite recent advances in blood screening techniques, it is estimated that one in 3,000 transfusions in the United States transmits HCV.

  Studies funded by the Company in the laboratories of Dr. Alfred M. Prince at the New York Blood Center and Dr. Edward Dubovi at the Diagnostic Laboratory of the New York State College of Veterinary Medicine at Cornell University in Ithaca, New York have indicated that VIMRxyn may be effective in inactivating HCV. The studies were conducted on bovine viral diarrhea virus ("BVDV") as a surrogate for HCV, as BVDV can be quantified in cell cultures while HCV can only be assayed in animal studies using chimpanzees. In their studies, Dr. Prince and Dr. Dubovi subjected BVDV, in the presence of packed human red blood cells, to varying concentrations of VIMRxyn and different periods of exposure to light, and found that VIMRxyn inactivated BVDV in doses of only 1g/ml during ten minutes of exposure to light. Such results indicate that VIMRxyn may be effective in inactivating HCV.

  In January 1997, the Company commenced a Phase I/Phase II clinical trial to determine the antiviral effectiveness of VIMRxyn in reducing the amount of HCV in the blood of patients suffering from infectious chronic hepatitis C. The trial is being conducted at the Bronx VA Hospital in New York under the direction of Dr. Jeffrey Jacobson, Associate Professor of Infectious Diseases at Mt. Sinai School of Medicine.

 Cancer/Malignant Brain Gliomas

  Research groups worldwide are studying hypericin for a variety of medical uses. One such effort, that of William T. Couldwell, M.D., Ph.D. in the Division of Neurological Surgery at the University of North Dakota, School of Medicine, demonstrated that hypericin effectively inhibits the growth of human brain cancer cells (malignant gliomas). The data suggest that in the presence of hypericin, glioma cell death is due to apoptosis, a process by which normal cells die, but which is missing in cancer cells. Hypericin appears to limit the uninhibited growth of cancer cells by restoring the natural mechanism of cell death.

  In October 1996, the Company commenced a Phase I/Phase II clinical trial at the North Dakota School of Medicine, under the direction of Dr. Couldwell, to determine whether VIMRxyn has antiglioma properties in patients with malignant brain gliomas.

  The Company also has initiated pre-clinical laboratories studies to evaluate the effectiveness of VIMRxyn against a variety of human cancer cell lines, including non-Hodgkins B-cell lymphoma, endometrial carcinoma and cutaneous T-cell lymphoma. In some of these studies, the Company is examining the potential use of VIMRxyn as a light-activated topically applied treatment for dermatological diseases caused by viruses and cancers.

 Relationship with Hypericin Licensors

  Pursuant to an agreement dated June 1, 1988, as amended (the "License Agreement"), between the Company and the Hypericin Licensors, the Hypericin Licensors granted the Company a worldwide exclusive license to commercialize and exploit natural hypericin and synthetic hypericin compounds to inactivate viruses and retroviruses, as a therapeutic or preventative for viral or retroviral diseases, and for anti-glioma (brain tumor) indications.

  Pursuant to the License Agreement, the Company is required to make royalty and related payments to the Hypericin Licensors as follows: (i) 7% of net sales of licensed products by VIMRx and/or its affiliates, (ii) 4.4% of net sales of licensed products by sublicensees of VIMRx, (iii) 40% of down payments and research and development payments received by VIMRx from sublicensees with respect to the licensed products, and (iv) 12% of all consideration received by VIMRx as an investment, loan or capital contribution from an entity selling licensed products (to be offset against 50% of any royalties payable under (i) and (ii) above); 50% of the cumulative patent expenses incurred by VIMRx will offset up to 50% of the foregoing royalty payments. Minimum annual royalty payments of $100,000 are required to be made by the Company to the Hypericin Licensors under the License Agreement.

  The Hypericin Licensors have made no representation or warranty, express or implied, with respect to the research results or the efficacy or possible commercial success of synthetic hypericin compounds.

  The Company is required to indemnify the Hypericin Licensors for all liability resulting from commercialization of the licensed products to be secured, prior to the marketing of any licensed product, by $5,000,000 of product liability insurance coverage with the Hypericin Licensors named as additional insureds, or by an indemnity from an entity satisfactory to the Hypericin Licensors. Under the Agreement, any improvements, new inventions, developments or discoveries by VIMRx, its employees, affiliates or consultants with respect to the technology covered by the license is the property of the Hypericin Licensors. The exclusive license is subject to cancellation in the event VIMRx fails to comply with its terms and conditions, including payment of the royalties and other amounts due thereunder.

OLIGOZYMES; AFFILIATION WITH INNOVIR

 General

  In December 1996, the Company acquired an approximate 68% ownership interest in Innovir, a biotechnology company engaged in the research and development of a new class of biopharmaceutical therapeutic agents, collectively termed "Oligozymes" by Innovir, for the treatment of a wide array of human diseases. An Oligozyme is a chemically modified oligomer, not composed of RNA, that participates in an essential manner in the sequence-specific, catalytic cleavage of a targeted RNA molecule. The management of the Company and Innovir believe that therapeutic agents based upon Innovir's proprietary core technologies have the potential to be cost-effective and highly specific therapeutics for designated disease targets and that these technologies can also be used to fill a growing need in the pharmaceutical industry for better methods to identify and validate targets for drug discovery. VIMRx's management also believes that its collaboration with Columbia University may provide synergistic opportunities for the Oligozyme technology owned by Innovir. See "Research Agreement with Columbia University."

 EGS Oligozymes

  One of Innovir's two core technologies, its External Guide Sequence ("EGS") Oligozyme technology, directs a naturally occurring cellular ribozyme (RNase
P) to disease-causing RNA so that the RNase P will cleave the disease-causing RNA and render it inactive. An EGS Oligozyme is a small, chemically-modified oligonucleotide segment that binds to a disease-causing RNA to create a structure resembling a type of RNA which is cleaved by RNase P, which thereby destroys the disease-causing RNA molecules before they create disease-causing proteins. Innovir's EGS Oligozyme technology is based upon Nobel Prize-winning research by Sidney Altman, Ph.D., Sterling Professor of Biology at Yale University, a consultant to and member of the Science Advisory Board of Innovir, and Innovir has an exclusive worldwide license from Yale University for the commercial application of such technology. Innovir is investigating the use of EGS Oligozymes as a therapeutic to combat target viral and other diseases, and currently is focussing on hepatitis B, hepatitis C, cancer, psoriasis and bacterial infections caused by drug-resistant microorganisms.

 RILON Oligozymes

  Innovir's second core technology is its RILON(TM) Oligozyme technology, which was acquired by Innovir as a result of its acquisition of VIMRx Holdings, Ltd. ("Holdings") from the Company in December 1996. See "Item 13-- Certain Relationships and Related Transactions." RILON Oligozymes are composed of certain types of chemically modified oligoribonucleotides, and are proprietary to Innovir through Holdings" worldwide exclusive license from the European Molecular Biology Laboratory and certain patents held by Innovir. RILON Oligozymes consist of two classes: Type 1 RILON Oligozymes cut specific targeted RNA molecules in a manner intrinsic to the RILON Oligozyme. Type 2 RILON Oligozymes, which are shorter in length than Type 1 RILON Oligozymes and are patented by Innovir's subsidiary, VIMRx Holdings, Ltd., participate with the substrate of the targeted RNA molecule to form a structure that results in the sequence-specific catalytic cleavage of the target RNA molecule. Innovir is evaluating the potential use of RILON Oligozymes to combat viral and other diseases, including cancer, central nervous system diseases and psoriasis.

 Drug Target Identification and Validation

  Innovir also is investigating the use of its Oligozyme technologies to identify and validate disease targets for new drugs. Oligozymes can be used in drug target identification and validation as substitutes for the difficult-to-find selective inhibitors which otherwise are required in the drug target identification and validation process. Such substitution is possible because Oligozymes mimic the effect of select inhibitors at an earlier stage of the disease-causing process than inhibitors. While inhibitors inhibit the production of disease-causing proteins, Oligozymes inhibit the production of the disease-causing messenger RNA molecules that produce such disease-causing proteins and, in both cases, the pharmacological effect is the same.

  Management of the Company and Innovir do not anticipate that any of Innovir's proposed products will be available for commercial sale for several years, if at all. Innovir's current capital is insufficient to enable Innovir to complete the development of any of its products.

RESEARCH AGREEMENT WITH COLUMBIA UNIVERSITY

  In March 1997, VIMRx entered into a research agreement relating to the discovery, mapping, sequencing and validation of disease-related genes with Columbia University ("Columbia"), whereby VIMRx, through a newly established subsidiary, VIMRx Genomics, Inc., ("Genomics"), 90%-owned by the Company and 10%-owned by Columbia, will provide $30 million in funding to the Columbia Genome Center established by Columbia, with $4.7 million to be paid during the first year in quarterly installments. In exchange, Genomics will receive an exclusive license to develop, manufacture, use, sell or market products resulting from any invention research information and biological materials developed by the Columbia Genome Center and funded under the agreement. Following an initial five-year term, the agreement automatically will renew for successive two-year terms and, in the absence of an agreement to the contrary, the amount of funding will be increased at a rate of 9% for every additional year. The agreement is terminable by either Columbia or Genomics during the initial five-year term upon six months notice, but in no event earlier than September 7, 1999. Under the agreement, VIMRx agreed to issue 200,000 shares of Common Stock to Columbia, and granted Columbia "piggyback" registration rights with respect thereto during the period April 1, 1997 to April 1, 1999.

  The Columbia Genome Center (the "Center") is devoted to mapping, sequencing, gene discovery and technology development on the genomes of human and selected model organisms. The Center evolved from the work of a group at Columbia under the joint direction of Drs. I.S. Edelman and A. Efstratiadis over the last five years. This group has advanced the technology used in fine mapping of human chromosomes, generated a detailed cosmid-based map of human chromosome 13, fabricated highly representative normalized human cDNA libraries and contributed significantly to gene discovery, e.g., the Cu-transport protein of Wilson's Disease. The Center is building on this base to develop a comprehensive genome center operating at the forefront of this field. Integrated genomic mapping and sequencing is used to facilitate gene discovery and gene therapy strategies in collaboration with laboratories throughout the University.

  Investigators at the Center have been involved in localizing and identifying novel human genes associated with genetically based diseases, including cancer, late-onset Alzheimer's Disease, epilepsy, manic-depressive disorder and glaucoma. VIMRx's management believes the collaboration with Columbia may also provide synergistic opportunities for the Oligozyme technology owned by Innovir. As the Center provides access to proprietary gene sequences implicated in disease processes, the Oligozyme technology may aid in understanding the function of such genes and potentially lead to the development of new diagnostic and therapeutic compounds. See "--Oligozymes-- General."

  To enhance the commercial potential of the collaboration, VIMRx intends to seek technology partnerships with pharmaceutical and/or diagnostic companies and to solicit equity investments in Genomics from potential technology partners and other investors.

  Eric A. Rose, M.D. and Michael Weiner, M.D., directors of the Company, have affiliations with Columbia. See "Item 13--Certain Relationships and Related Transactions."

PATENTS AND LICENSES

  The Company has been granted an exclusive license for the worldwide rights to synthetic hypericin compounds for viral, retroviral and other applications by the Hypericin Licensors which have been issued five U.S. patents for anti-viral and anti-retroviral applications and manufacturing processes and have filed patent applications for U.S. and foreign patents relating to the synthesis and therapeutic uses of synthetic hypericin compounds. In addition, the Company has acquired a worldwide exclusive license for rights to commercialize and exploit synthetic catalytic oligonucleotide compounds for pharmaceutical and diagnostic products. There can be no assurance that such patents, or pending patents if issued, will provide adequate protection to the Company. Infringement claims may be asserted against the Company and/or the respective licensors (with respect to which the Company has agreed to indemnify the Hypericin Licensors) which, if affirmed, might require the Company to acquire licenses from others.

  The Company also has an exclusive license to develop, manufacture, use, sell or market products resulting from any invention or research product developed by the Columbia Genome Center under its research agreement. See "Item 1-- Business--Research Agreement with Columbia University."

  Innovir has an exclusive license from Yale University for the worldwide rights to 22 U.S. patents and patent applications for therapeutic uses of Oligozymes, oligonucleotide delivery, and diagnostic applications of ribozymes. Corresponding foreign applications are pending or issued.

  The Company is aware of patents in the United States and Europe held by an unaffiliated third party relating to catalytic ribonucleic compounds which may be infringed by certain synthetic catalytic oligonucleotide compounds licensed to VIMRx Holdings, Ltd., in which event a license from such third party would be required. There can be no assurance that VIMRx Holdings, Ltd. would be able to attain such license on reasonable terms, or at all.

MANUFACTURING

  VIMRx has no manufacturing capability and has contracted with outside suppliers to develop, produce, and package therapeutic formulations of a synthesized form of hypericin for the human clinical trials. The synthesis process has been developed at The Weizmann Institute of Science in Israel, using a natural product available from a limited number of specialty chemical suppliers as the precursor. Only limited quantities of synthetic hypericin have been manufactured and the production process must be further developed and refined for commercial quantities to be produced, as to the success of which there can be no assurance.

  Innovir manufactures EGS Oligozymes and RILON Oligozymes for use in its test tube, cell culture, animal testing and target validation programs, and is exploring other sources of supply.

GOVERNMENT REGULATION

  The manufacture and marketing of therapeutic products is subject to extensive regulation by the FDA, as well as by state and foreign authorities. Prior to the release of VIMRxyn for marketing as a therapeutic product or agent, its tolerance, safety and efficacy as a treatment must be established in human clinical trials and approval of a new drug application ("NDA") obtained. Although the Company-sponsored Thailand trials did not result in untoward toxicity or skin photosensitivity and, based on the measurement criteria used, produced evidence of anti-HIV activity in 10 out of 12 patients, there can be no assurance that the FDA will accept the clinical results therefrom. Among other additional regulatory requirements, it is possible that additional toxicology studies will need to be performed in the United States, and Phase III clinical trials, which are both costly and time-consuming, will need to be undertaken to obtain an NDA. Prior to its commercialization as a means of inactivating HIV and other lipid-enveloped viruses in blood collected for transfusions, a product license application ("PLA") or an NDA must be obtained. These are long-term and costly processes as to the successful completion of which there can be no assurance.

  In addition to regulations enforced by the FDA, the Company's proposed products also may be subject to regulation under the Occupational Safety and Health Act, the Environmental Protection Act, the Toxic Substances Control Act, the Resource Conservation and Recovery Act and other present and potential future, state or local regulations. Outside the United States, the Company also is subject to foreign regulatory requirements governing human clinical trials and marketing approval for drugs. The requirements governing the conduct of clinical trials, product licensing, pricing and reimbursement vary widely from country to country.

  Innovir's development, manufacture and sale of therapeutics similarly is subject to regulation by a variety of governmental authorities.

COMPETITION

  The biomedical industry is highly competitive. Competition in the field in which the Company is engaged is intense and expected to increase as knowledge and interest in the technology and products being developed by the Company increase. The Company faces competition from biotechnology companies, large pharmaceutical companies, academic institutions, government agencies and public and private research organizations, many of which have extensive resources and experience in research and development, clinical testing, manufacturing, regulatory affairs, distribution and marketing. Some of these entities have significant research and development activities in areas upon which the Company's programs focus. Many of the Company's competitors possess substantially greater research and development, financial, technical, marketing and human resources than the Company and may be in a better position to develop, manufacture and market products. Current and future treatments for AIDS, and the use of combination therapy in connection therewith, may render the Company's synthetic hypericia program for treating AIDS obsolete or non-competitive. In addition, forms of hypericin extracted from plants are being used as lay treatments for a variety of disorders, including AIDS. The Company is similarly subject to substantial competition from pharmaceutical, chemical and biotechnology firms in the attempt to develop a means of inactivating blood and other lipid-enveloped viruses in blood collected for transfusions, and in seeking to develop treatments for hepatitis C and therapeutics for brain cancer (glioma).

  Innovir is likewise subject to substantial competition in the development and marketing of its Oligozyme technologies.

EMPLOYEES

  At March 1, 1997, the Company had nine full-time employees in the United States consisting of its five executive officers, one financial analyst and three administrative assistants. At December 31, 1996, the Company believes that its relations with its employees is satisfactory.

  Innovir has 27 full-time U.S. employees and 23 full-time non-U.S. employees.

CONSULTANTS

  The Company is dependent on third parties for significant aspects of its research and development operations. Research with respect to potential therapeutic applications for hypericin and certain analogues thereof is being performed by New York University Medical Center and the Weizmann Institute of Science in Israel (the "Research Institutions") under the supervision of four principal researchers who, together with other scientists at the Research Institutions, are also consultants to the Company. Consultants have also been retained to assist in supervising the IND regulatory process, monitoring the human clinical trials and establishing the toxicology tests for hypericin. The Company also retains financial consultants. The Company's Medical Director, responsible for developing clinical protocols and monitoring the performance of these protocols, was also a consultant to the Company through February 28, 1995.

  The Company's consultants are employed by and/or have consulting agreements with entities other than the Company, some of which may conflict or compete with the Company, and are expected to devote only a minor portion of their time to the affairs of the Company. Regulations or policies now in effect or adopted in the future by their respective employers may limit the ability of such persons to consult with the Company. The loss of the services of certain of such persons may adversely affect the Company.

  In August 1995, the Company entered into a financial consulting arrangement with Lindsay A. Rosenwald, M.D. (who was elected a director of the Company in June 1996) in consideration for the grant of an option to purchase 2,000,000 shares of Common Stock at approximately $.53 per share commencing August 7, 1996 (one year from the date of grant) and expiring August 7, 1998, and in November 1995, entered into consulting arrangements with Donald G. Drapkin and Eric A. Rose, M.D., directors of the Company, pursuant to which each was granted options to purchase 650,000 shares of Common Stock at approximately $.94 per share, exercisable cumulatively at the rate of 25% of the number of underlying shares per year commencing one year from the date of grant. See "Item 13--Certain Relationships and Related Transactions."

ITEM 2. PROPERTIES.

  The Company occupies 5,266 square feet of office space at 2751 Centerville Road, Suite 210, Wilmington, Delaware under a lease at a monthly rent of $9,009. The lease expires on August 31, 1999, with an option to renew for five years.

  Innovir sublets approximately 8,500 square feet of space in New York City for its laboratory and executive offices, approximately 5,000 square feet of space in Cambridge, England, approximately 2,500 square feet of space in Gottingen, Germany and approximately 4,000 square feet of space in Rosdorf, Germany.

ITEM 3. LEGAL PROCEEDINGS.

  None.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

  None.

                                    PART II

ITEM 5. MARKET FOR REGISTRANT'S SECURITIES AND RELATED STOCKHOLDER MATTERS.

  The Company's Common Stock is traded in the over-the-counter market on The Nasdaq Stock Market's National Market System under the symbol VMRX. The following table sets forth for the Company's Common Stock the high and low closing sales prices for each calendar quarter from January 1, 1995 through March 17, 1997. Prior to December 31, 1996, the Company's Common Stock traded on The Nasdaq Stock Market's Small-Cap Market.

                                                               HIGH     LOW
                                                               ----     ---
      1995
      First Quarter...........................................    25/32   3/8
      Second Quarter..........................................    5/8     13/32
      Third Quarter...........................................  1 15/16   7/16
      Fourth Quarter..........................................  1 3/16    25/32
      1996
      First Quarter...........................................  3 1/32  1 1/8
      Second Quarter..........................................  6 1/4   2 25/32
      Third Quarter...........................................  4 15/16  3
      Fourth Quarter..........................................  3 13/16 2 9/32
      1997
      First Quarter (through March 17, 1997)..................  3 1/2   2 15/32

  On March 17, 1997, there were approximately 14,000 holders of the Company's Common Stock, including beneficial owners of shares registered in nominee or street name.

  The Company is in the development stage, has not paid a cash dividend and does not anticipate the payment of cash dividends in the foreseeable future.

 Recent Sales of Unregistered Securities

  On May 23, 1996, the Company issued to Dr. Herbert Stadler warrants to purchase 365,000 shares of the Company's Common Stock at an exercise price of $.01 per share, as part of the consideration paid by VPI Holdings, Ltd. (then a subsidiary of the Company but subsequently sold to Innovir Laboratories, Inc.) to Dr. Stadler for acquiring all of the issued and outstanding capital stock of Ribonetics GmbH. Dr. Stadler was also paid $1,500,000 in cash in such transaction.

  On June 21, 1996, the Company completed a private placement pursuant to a subscription agreement dated March 21, 1996, to a group of investors, of 2,799,991 shares of Common Stock and 1,399,993 Common Stock Subscription Warrants, for an aggregate purchase price of $4,199,987. Each Common Stock Subscription Warrant is exercisable through June 20, 2006 to purchase one share of Common Stock at an exercise price of $1.50 per share. Pursuant to the subscription agreement, the private placement investors agreed not to transfer their shares of Common Stock or warrants prior to June 21, 1997, and the Company agreed to register the shares of Common Stock and warrants for public sale under the Securities Act of 1933 subsequest thereto. Concurrently with the closing of the private placement, 1,000,000 warrants issued in conjunction with the Company's December 1995 bridge loan financing automatically were converted into 1,000,000 Common Stock Subscription Warrants.

  On December 23, 1996, the Company issued an aggregate of 3,000,000 shares of Common Stock to The Aries Fund, a Cayman Island trust (the "Aries Trust"), and The Aries Domestic Fund, L.P., a Delaware limited partnership ("The Aries Limited Partnership" and, together with the Aries Trust, the "Aries Funds"), as part of the consideration for 9.5 million shares of the Common Stock of Innovir Laboratories, Inc. See "Item 13--Certain Relationships and Related Transactions."

  The foregoing transactions of the Company were exempt from registration under the Securities Act of 1933, as amended, under Sections 4(2), 2(3) and 3(a)(9) thereunder, and all stock and warrant certificates issued in connection therewith were legended to reflect their restricted status.

ITEM 6. SELECTED FINANCIAL DATA.

  The following selected financial data have been derived from the Company's audited financial statements. The Statements of Operations Data relating to the fiscal years 1994, 1995 and 1996 and for the period from inception through December 31, 1996 and the Balance Sheets Data at December 31, 1995 and 1996 should be read in conjunction with the Company's audited financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations," included elsewhere in this Annual Report on Form 10-K.

STATEMENTS OF OPERATIONS DATA:

                              YEAR ENDED DECEMBER 31,         DECEMBER 30, 1986
                         -----------------------------------   (INCEPTION) TO
                            1996         1995        1994     DECEMBER 31, 1996
                         -----------  ----------  ----------  -----------------
Operating expenses:
  Research and
   development.......... $ 2,950,000  $2,840,000  $1,463,000     $15,939,000
  Purchased research and
   development..........  14,484,000         --          --       14,484,000
  General and
   administrative.......   4,300,000   2,272,000   1,646,000      13,782,000
                         -----------  ----------  ----------     -----------
                          21,734,000   5,112,000   3,109,000      44,205,000
                         -----------  ----------  ----------     -----------
Other (income) expense:
  Royalty payments......     100,000     100,000     100,000         300,000
  Interest (income).....  (1,792,000)   (160,000)   (189,000)     (2,951,000)
  Interest expense......     329,000       2,000                     413,000
  Provision for losses
   (recovery) on notes
   receivable...........         --          --          --          135,000
  Minority interest in
   consolidated
   subsidiary...........    (116,000)        --          --         (116,000)
  Investment in and
   advances to research
   and development
   entities charged to
   expense..............         --      185,000     515,000         700,000
  Other--net............    (395,000)      1,000      74,000        (315,000)
                         -----------  ----------  ----------     -----------
                          (1,874,000)    128,000     500,000      (1,834,000)
                         -----------  ----------  ----------     -----------
Net loss................ $19,860,000  $5,240,000  $3,609,000     $42,371,000
                         ===========  ==========  ==========     ===========
Net loss per share...... $       .50  $      .27  $      .19
                         ===========  ==========  ==========
  Weighted average
   number of shares of
   Common Stock
   outstanding..........  39,398,644  19,747,595  19,066,754
                         ===========  ==========  ==========

BALANCE SHEETS DATA:

                                                  DECEMBER 31,
                                     ----------------------------------------
                                         1996          1995          1994
                                     ------------  ------------  ------------
Working capital..................... $ 44,848,000  $    391,000  $  4,742,000
Total assets........................   51,692,000     2,958,000     5,249,000
Total liabilities...................    3,101,000     2,698,000       116,000
Minority interest in subsidiary.....    2,381,000
Deficit accumulated during
 development stage..................  (42,371,000)  (22,511,000)  (17,271,000)
Stockholders' equity................   46,210,000       260,000     5,134,000

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

 Years Ended December 31, 1996 and 1995

  Total operating expenses increased by 325% ($16,622,000) due principally to a $14,484,000 purchased research and development charge, an 89% ($2,028,000) increase in general and administrative expenses and an 4% ($110,000) increase in research and development expenses.

  The $14,484,000 purchased research and development charge consists of $3.5 million from the acquisition of Ribonetics GmbH in May 1996 and $10.9 million net of a gain of $2,889,000 on the sale of VIMRx Holdings, Ltd. ("VHL") from the acquisition of an approximate 68% interest in Innovir in December 1996, in connection with the acquisition of a controlling interest in Innovir. These charges to the statement of operations reflect the value placed on the on-going research and development of the Oligozyme technologies. Approximately $13.5 million of this expense is non-cash incurred through the issuance of 3,000,000 shares of Common Stock and warrants to purchase 365,000 shares of Common Stock.

  General and administrative expenses increased 89% ($2,028,000) principally due to approximately $1 million non-recurring costs principally related to employees, recruiting, and bridge loan finance costs and approximately $1 million increases in recurring expenses for public and stockholder relations, consulting fees and costs related to VHL's European operations and Innovir.

  Research and development expenses increased 4% ($110,000) principally due to an increase in salaries and expenses related to VHL's European operations and $350,000 write-down on Epoch Investment, offset by a $464,000 termination of agreement credit resulted from the termination of the Company's research and development with Ribonetics in 1996.

  Interest income increased $1.6 million in 1996 as compared to 1995 due to an increase in funds available for investments (see Liquidity and Capital Resources) and a higher effective interest rate. Interest expense of $327,000 related principally to the December 1995 bridge loan which was repaid in June 1996.

  Other income increased $396,000 due to capital gains on short-term investments.

  The foregoing resulted in a 279% ($14,620,000) increase in the net loss for the year ending December 31, 1996.

 Years Ended December 31, 1995 and 1994

  Total operating expenses increased by 64% ($2,003,000) due to a 94% increase in research and development expenses, and a 38% increase in general and administrative expenses.

  Research and development expenses increased 94% ($1,377,000) due to (1) $1,053,000 paid to Ribonetics in 1995 under the Ribonetics research and development agreement, (2) a $464,000 expense for the accrual of common stock due to Ribonetics under the Ribonetics research and development agreement (this accrual was reversed in the first quarter of 1996 when the agreement was terminated), (3) a $317,000 increase in research and development administrative salaries, (4) a $76,000 increase in consulting and other expenses related to research in the United Kingdom, partially offset by (5) $125,000, $213,000 and $126,000 decreases in expenses related to CambES Ltd., drug production support and drug production development, respectively, and (6) a $69,000 decrease in miscellaneous research and development expenses.

  General and administrative expenses increased 38% ($626,000) due to (1) a $449,000 increase in legal fees for the acquisition of intellectual property from Ribonetics, (2) a $37,000 increase in rent expense as a result of the Company's lease in the third quarter of 1994 of new space for its executive offices and new space for the newly formed U.K. subsidiary company and (3) a $90,000 increase in legal fees for patents, partially offset by (4) $24,000 net decreases in recruiting, relocating, consulting and other expenses.

  Other (income) expense decreased by $372,000 principally due to a decrease in investments in and advances for research and development entities charged to expense.

  The foregoing resulted in a 45% ($1,631,000) increase in the net loss for the year ended December 31, 1995.

LIQUIDITY AND CAPITAL RESOURCES

  The Company is in the development stage, has realized no operating revenues and has financed its operations through the sale of its securities.

  The Company had $46,911,000 in cash, cash equivalents and marketable securities held for sale at December 31, 1996, as compared to $2,219,000 at December 31, 1995 and working capital of $44,848,000 at December 31, 1996, as compared to $391,000 at December 31, 1995. The increase in cash and working capital position results from the net proceeds upon exercise of the Company's Redeemable Class A and Class B Warrants and a private placement financing offset, in part, by funds used in the operations of the Company.

  On April 9, 1996, the Company exercised its right to redeem all outstanding Redeemable Class Warrants (the "Class A Warrants") on May 10, 1996 (the "Redemption Date"). Between January 1, 1996 and the Redemption Date, approximately 13,900,000 Class A Warrants were exercised resulting in the issue of one share of Common Stock and one Redeemable Class B Warrant (the "Class B Warrant") resulting in net proceeds of approximately $20.1 million.

  On April 25, 1996, the Company exercised its rights to redeem all outstanding Redeemable Class B Warrants on June 13, 1996, (the "B Class Redemption Date"). Between January 1, 1996 and the B Class Redemption Date, approximately 14,200,000 Class B Warrants were exercised, resulting in the issuance of one share of Common Stock for $2.25. The exercise of Class B Warrants yielded net proceeds of approximately $30.7 million.

  On June 21, 1996, the Company completed a private placement pursuant to a subscription agreement dated March 21, 1996, to a group of investors, of 2,799,991 shares of Common Stock and 1,399,993 Common Stock Subscription Warrants, for an aggregate purchase price of approximately $4,199,987. Each Common Stock Subscription Warrant is exercisable through June 20, 2006 to purchase one share of Common Stock at an exercise price of $1.50 per share. Pursuant to the subscription agreement, the private placement investors agreed not to transfer their shares of Common Stock or warrants prior to June 21, 1997, and the Company agreed to register the shares of Common Stock and warrants for public sale under the Securities Act of 1933 subsequent thereto. Concurrently with the closing of the private placement, 1,000,000 warrants issued in conjunction with the Company's December 1995 bridge loan financing automatically were converted into 1,000,000 Common Stock Subscription Warrants.

  The Company expects to incur substantial expenditures in the foreseeable future for the research and development and commercialization of its proposed products. Based on current projections, which are subject to change, the Company's management believes that the present balance of cash, cash equivalents and marketable securities held for sale, is sufficient to fund its operations for over two years, assuming no capital infusions or revenues are received (it is management's belief, however, that such capital infusions and revenues will occur). Thereafter, the Company will require additional funds, which it may seek to raise through public or private equity or debt financings, collaborative or other arrangements with corporate sources, or through other sources of financing.

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.

  See Index to Financial Statements on page F-1.

  No financial statement schedules are required because they are not applicable or the information is disclosed in the financial statements or related notes.

  Item 302--Supplementary Financial Information of Regulation S-K is not applicable.

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

  None.

                                   PART III

ITEM 10. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT.

  The directors and executive officers of VIMRx are as follows:

            NAME            AGE POSITION
            ----            --- --------
   Richard L. Dunning......  51 President and Chief Executive Officer
   Francis M. O'Connell....  51 Vice President, Finance and Chief Financial Officer
   David A. Jackson,         54 Executive Vice President and Chief Scientific Officer
    Ph.D...................
   Alfonso J. Tobia,         54 Vice President, Research and Development
    Ph.D...................
   Donald G. Drapkin.......  48 Director (1)
   Laurence D. Fink........  48 Director (2)
   Jerome Groopman, M.D....  44 Director
   Linda G. Robinson.......  43 Director (2)
   Eric A. Rose, M.D.......  45 Director (1)
   Lindsay A. Rosenwald,     41 Director (1)
    M.D....................
   Michael Weiner, M.D.....  50 Director (2)

--------
(1) Member of Compensation Committee.

(2) Member of Audit Committee.

  RICHARD L. DUNNING has been President and Chief Executive Officer of the Company since April 1996. Prior to joining the Company, Mr. Dunning served as Executive Vice President and Chief Financial Officer of the DuPont Merck Pharmaceutical Company since 1991.

  FRANCIS M. O'CONNELL, CPA, has served as Chief Financial Officer of the Company since February 1995. Prior to joining the Company, Mr. O'Connell was Director of Litigation Support in the New York office of J.H. Cohn & Company, a C.P.A. firm, from June 1994 to February 1995, and was Vice-President of Hickok Associates Inc., a financial consulting company, from March 1992 to June 1994, and for 17 years prior thereto, was a partner with KPMG Peat Marwick (formerly KMG Main Hurdman).

  DAVID A. JACKSON, Ph.D., has served as Executive Vice President and Chief Scientific Officer of VIMRx Pharmaceuticals Inc. since September 1996. Prior to joining VIMRx, Dr. Jackson was with DuPont Merck Pharmaceutical Company since 1991, most recently serving as Senior Director, Cancer, Virology and Molecular Biology Research.

  ALFONSO J. TOBIA, Ph.D. was elected an executive officer of the Company in March 1995, having joined the Company as Vice President, Research and Development in June 1994. Prior to joining VIMRx, Dr. Tobia served as Vice President of Scientific Affairs at Great Valley Pharmaceuticals, a biopharmaceutical company, from April 1993 to June 1994. From 1990 to 1991, Dr. Tobia served as Senior Director of R.W. Johnson Pharmaceutical Research Institute; from 1985 to 1990, as Director of Pharmacology at Johnson & Johnson's Ortho Pharmaceutical Corporation; and from 1974 to 1977 as Senior Scientist at SmithKline Laboratories.

  DONALD G. DRAPKIN was elected a director of the Company on November 17, 1995. Since March 1987, Mr. Drapkin has served as Vice Chairman and a director of MacAndrews & Forbes Holdings Inc., and was a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom in New York City for more than five years prior thereto. Mr. Drapkin also serves as a director of the following corporations which file reports pursuant to the Securities Exchange Act of 1934: The Coleman Company, Inc., Coleman Holdings Inc., Coleman Worldwide Corporation, Marvel Entertainment Group, Inc., Marvel Holdings Inc., Marvel (Parent) Holdings Inc., Marvel III Holdings Inc., Revlon Consumer Products Corporation, Revlon Worldwide Corporation and Toy Biz, Inc.

  LAURENCE D. FINK was elected a director of the Company in June 1996. Mr. Fink has been Chairman and Chief Executive Officer and Director of BlackRock Financial Management (investment advisor) since 1988. Mr. Fink is a director of the closed end funds for which BlackRock serves as investment advisor.

  JEROME GROOPMAN, M.D. was elected a director of the Company in June 1996. Dr. Groopman has been a professor of Medicine at Harvard Medical School since 1993. Dr. Groopman has been an attending physician and member of the executive committee of New England Deaconess Hospital since 1989. Dr. Groopman is director of the following corporations which file reports pursuant to the Exchange Act: Advance Tissues Sciences.

  LINDA G. ROBINSON was elected a director of the Company in June 1996. Ms. Robinson has been Chairman, Chief Executive Officer and Partner of Robinson Lerer Sawyer Miller (strategic communications) for more than the past five years. Ms. Robinson is a director of the following corporation which files reports pursuant to the Exchange Act: Laboratory Corporation of America Holdings.

  ERIC A. ROSE, M.D. was elected a director of the Company in November 1995. Dr. Rose is Surgeon-In-Chief at Columbia Presbyterian Medical Center in New York, a position he has held since August 1994, has served as Chairman of the Department of Surgery at the College of Physicians and Surgeons of Columbia University since 1994 and as Director of the Division of Cardiothoracic Surgery of the Department since 1990. Dr. Rose is a past president of the International Society for Heart and Lung Transplantation.

  LINDSAY A. ROSENWALD, M.D. was elected a director of the Company in June 1996. Dr. Rosenwald has been the Chairman and Chief Executive Officer of Paramount Capital, Incorporated (investment bank) since 1992. Dr. Rosenwald is also chairman of Paramount Capital Investments, LLC, Paramount Capital Asset Mgt., and The Castle Group. Dr. Rosenwald serves as a director of the following corporations which file reports pursuant to the Exchange Act: Ansan, Inc., Avigen, Inc., Atlantic Pharmaceuticals, Inc., BioCryst Pharmaceuticals, Inc., Interneuron Pharmaceuticals, Inc., Neose Technologies, Inc., Sparta Pharmaceuticals, Inc., Titan Pharmaceuticals, Inc. and Xenometrix, Inc.

  MICHAEL WEINER, M.D. was elected a director of the Company in June 1996. Dr. Weiner has been the Hellinger Professor of Clinical Pediatrics at Columbia University College of Physicians and Surgeons since January 1996 and has been an attending pediatrician at Columbia Presbyterian Medical Center since January 1996. Dr. Weiner has served as Associate Director of Pediatrics Hematology/Oncology and Associate Attending Physician of Hackensack Medical Center and an Associate Attending Pediatrician UMDNJ Division of Pediatric Hematology/Oncology, since 1987.

  All directors hold office until the next annual meeting of shareholders and until their successors are elected and qualified. Officers are elected annually and serve at the pleasure of the Board of Directors, subject to rights, if any, under contracts of employment.

 Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16 of the Securities Exchange Act of 1934, as amended, requires that officers, directors and holders of more than 10% of the Common Stock (collectively, "Reporting Persons") file reports of their trading in Company equity securities with the Securities and Exchange Commission. Based on a review of Section 16 forms filed by the Reporting Persons during the last fiscal year, Eric Rose, M.D., a director of the Company, filed his Form 5 reporting the exercise of warrants approximately one month late; the Company believes that the Reporting Persons otherwise timely complied with all applicable Section 16 filing requirements.

ITEM 11. EXECUTIVE COMPENSATION.

 Summary Compensation

  The following table sets forth a summary of the compensation for the year ended December 31, 1996 earned by the Company's Principal Executive Officer and be each other executive officer whose compensation exceeded $100,000 during 1996:

                          SUMMARY COMPENSATION TABLE

                                                        LONG-TERM
                                  ANNUAL COMPENSATION  COMPENSATION
                                  --------------------    AWARDS
NAME AND PRINCIPAL POSITION  YEAR   SALARY     BONUS     OPTIONS     COMPENSATION
---------------------------  ---- ---------- --------- ------------  ------------
Richard L. Dunning.......    1996 $  133,833 $  40,000   800,000(1)    $ 4,500(2)
 President and Chief         1995        --        --        --            --
 Executive Officer           1994        --        --        --            --
Francis M. O'Connell.....    1996   $123,800 $  35,000       --            --
 Vice President, Finance
  and                        1995 $   96,125       --    100,000(3)        --
 Chief Financial Officer     1994        --        --        --            --
Alfonso J. Tobia, Ph.D...    1996 $  147,272 $  50,000       --            --
 Senior Vice President       1995 $  130,000 $  12,500       --            --
                             1994 $   59,696       --    150,000(4)    $25,000(5)

--------
(1) Number of shares of Common Stock purchasable. See Option Grant Table below for exercise price and vesting terms.

(2) Reimbursement of personal medical and health care insurance.

(3) Number of shares of Common Stock purchasable at $.44 per share.

(4) Number of shares of Common Stock purchasable at $.69 per share.

(5) Consists of a one-time relocation fee.

 Option Grant Table

  The following table sets forth certain information concerning options granted in 1996 to the individuals named in the Summary Compensation Table:

                               INDIVIDUAL GRANTS

                                                  % OF TOTAL
                         NUMBER OF SECURITIES OPTIONS GRANTED TO  EXERCISE
                          UNDERLYING OPTIONS  EMPLOYEES IN FISCAL PRICE PER EXPIRATION
      NAME                     GRANTED               YEAR           SHARE      DATE
      ----               -------------------- ------------------- --------- ----------
Richard L. Dunning......       800,000(1)            54.4           $2.56     4/2/01

--------
(1) Granted pursuant to Mr. Dunning's agreement. See "Employment Arrangements" below.

 Option Exercises and Value Table

  The following table sets forth certain information concerning options exercised during 1996, and the number of unexercised options as at December 31, 1996 held, by the individuals named in the Summary Compensation Table:

                OPTION EXERCISE AND VALUES AT DECEMBER 31, 1996

                                               NUMBER OF
                                              UNEXERCISED
                          SHARES              OPTIONS AT     VALUE OF UNEXERCISED
                         ACQUIRED          DECEMBER 31, 1996 IN-THE-MONEY OPTIONS
                            ON     VALUE   EXERCISABLE (E)/           AT
       NAME              EXERCISE REALIZED UNEXERCISABLE (U) DECEMBER 31, 1996(1)
       ----              -------- -------- ----------------- --------------------
Richard L. Dunning......                       800,000(U)          $650,000
Francis M. O'Connell....                        25,000(E)          $ 73,438
                                                75,000(U)          $220,313
Alfonso J. Tobia,
 Ph.D...................                        75,000(E)          $201,375
                                                75,000(U)          $201,375

--------
(1) Based upon the $3 7/16 closing sale price of the Common Stock on The Nasdaq Stock Market on December 31, 1996.

 Employment Arrangements

  In October 1996, the Company entered into a restated employment agreement with Richard L. Dunning, effective March 27, 1996, pursuant to which Mr. Dunning serves as President and Chief Executive Officer of the Company. The agreement provides for a base annual salary of $200,000, which may be increased at the discretion of the Board of Directors or the Compensation Committee, and an annual cash bonus based on performance criteria, with an initial cash bonus targeted to be at least 33% of Mr. Dunning's base compensation. Mr. Dunning is entitled to four weeks' vacation and to participate in the Company's medical, dental, life and long-term disability insurance and other benefit programs. Pursuant to the agreement, Mr. Dunning was granted stock options to purchase an aggregate of 800,000 shares of Common Stock at an exercise price of $2.56 per share, exercisable cumulatively at the rate of 25% per annum commencing March 28, 1997 (one year from the date of grant). Mr. Dunning's employment may be terminated by the Company for cause, or without cause upon 60 days' notice by either the Company or Mr. Dunning. In the event Mr. Dunning's employment is terminated by the Company without cause, or in the event Mr. Dunning terminates his employment following certain actions by the Company (including a material reduction in Mr. Dunning's duties or a relocation of the Company's principal executive offices), Mr. Dunning is entitled to a severance payment equal to six months' of his base salary, payable in monthly installments. The agreement contains certain non-competition and confidentiality provisions, and provides that the Company may obtain "key man" life insurance on the life of Mr. Dunning for the Company's benefit. Mr. Dunning received a $40,000 signing bonus upon execution of the agreement.

  In August 1996, the Company entered into an employment agreement with David
A. Jackson, Ph.D., pursuant to which Dr. Jackson serves as Vice President-- Research and Development and Chief Scientific Officer of the Company. The agreement provides for a base annual salary of $175,000, which may be increased at the discretion of the Board of Directors or the Compensation Committee, and an annual cash bonus based on performance criteria, with an initial cash bonus targeted to be at least 33% of Dr. Jackson's base compensation. Dr. Jackson is entitled to four weeks' vacation and to participate in the Company's medical, dental, life and long-term disability insurance and other benefit programs. Pursuant to the agreement, Dr. Jackson was granted stock options to purchase an aggregate of 500,000 shares of Common Stock at an exercise price of $3.3125 per share, exercisable cumulatively at the rate of 25% per annum commencing August 26, 1997 (one year from the date of grant). Dr. Jackson's employment may be terminated by the Company for cause, or without cause upon 60 days' notice by either the Company or Dr. Jackson. In the event Dr. Jackson's employment is terminated by the

Company without cause, or in the event Dr. Jackson terminates his employment following certain actions by the Company (including a material reduction in Dr. Jackson's duties or a relocation of the Company's principal executive offices), Dr. Jackson is entitled to a severance payment equal to twelve months' of his base salary, payable in monthly installments. The agreement contains certain non-competition and confidentiality provisions, and provides that the Company may obtain "key man" life insurance on the life of Dr. Jackson for the Company's benefit. Dr. Jackson received a $40,000 signing bonus upon execution of the agreement.

  In June 1994, the Company entered into an employment agreement with Alfonso
J. Tobia, Senior Vice President of the Company, effective July 1, 1994, providing for a base annual salary of $125,000, to be increased to $150,000 upon the redemption by the Company of its outstanding Class A Warrants, and eligibility for a discretionary bonus up to $25,000. The agreement provides that Dr. Tobia is eligible to receive options to purchase 150,000 shares of Common Stock (which were granted on August 24, 1994), and is eligible to participate in the Company's benefit programs, which currently include a medical program, dental/vision insurance and group life insurance.

ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

  The following table sets forth as of January 31, 1997 information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than five percent of such Common Stock, (ii) each director of the Company, (iii) each executive officer named in the Summary Compensation Table in "Item 11. Executive Compensation," and (iv) all directors and executive officers as a group, together with their respective percentage ownership of such shares:

                                                    SHARES           PERCENT
             NAME                             BENEFICIALLY OWNED   OUTSTANDING
             ----                             ------------------   -----------
   Richard L. Dunning.......................        203,595(1)           *
   Francis M. O'Connell.....................         50,000(2)           *
   Alfonso, J. Tobia, Ph.D..................         75,000(2)           *
   Donald G. Drapkin........................        462,500(3)(4)        *
   Laurence D. Fink.........................        450,000(3)(5)        *
   Jerome Groopman, M.D.....................         50,000(3)           *
   Linda G. Robinson........................        183,333(3)           *
   Eric A. Rose, M.D........................        584,900(6)           *
   Lindsay A. Rosenwald, M.D................      6,014,999(3)(7)     10.7%
   Michael Weiner, M.D......................         62,410(3)           *
   Paramount Capital Asset Management,
    Inc.....................................      4,049,999(8)         7.4%
    787 Seventh Avenue
    New York, New York 10019
   Mellon Bank Corporation..................      2,865,000(9)
    One Mellon Bank Center
    Pittsburgh, Pennsylvania 15258
   All directors and executive officers as a
    group (11) persons).....................      8,136,737(10)       14.3%

--------
 * Less than one percent.

(1) Consists of currently exercisable options to purchase 200,000 shares owned by Mr. Dunning, 2,095 shares owned by a daughter of Mr. Dunning, and 500 shares owned by each of Mr. Dunning's spouse, son and another daughter, respectively. Mr. Dunning disclaims beneficial ownership of the shares held by his spouse, son and daughters.

(2)  Consists of currently exercisable options.

(3) Includes 100,000 shares for Mr. Drapkin and 50,000 shares for each of Mr. Fink, Dr. Groopman, Ms. Robinson, Dr. Rosenwald and Dr. Weiner of restricted stock which vests at the rate of 25% per year commencing June 20, 1997, provided the respective individual continues to serve as a director of the Company, and subject to a non-lapsing right of first refusal by the Company.

(4)  Includes currently exercisable options to purchase 262,500 shares.

(5) Includes 66,666 shares owned by a family trust for the benefit of Mr. Fink's children. Mr. Fink disclaims beneficial ownership of the shares held by the family trust.

(6)  Includes currently exercisable options to purchase 262,500 shares.

(7) Includes currently exercisable options to purchase 1,915,000 shares owned by Dr. Rosenwald, and the 4,049,999 shares beneficially owned by Paramount Capital Asset Management, Inc. ("PCAM") (see note (8) below). Dr. Rosenwald serves as President and is sole shareholder of PCAM. Dr. Rosenwald disclaims beneficial ownership of the shares beneficially owned by PCAM except to the extent of his pecuniary interest, if any.

(8) Information is from a Schedule 13D dated December 23, 1996 filed by PCAM which is the investment manager of The Aries Fund, a Cayman Islands Trust, (the "Aries Trust") and the general partner of Aries Domestic Fund, L.P. (the "Aries Limited Partnership"), and reports shared voting and dispositive power of 5,964,999 shares and 2,750,000 shares, respectively, by the Aries Trust and the Aries Limited Partnership.

(9) Information is from a Schedule 13G dated January 24, 1997, filed by Mellon Bank Corporation, which reflects sole voting power with respect to 2,865,000 shares and sole dispositive power with respect to 2,750,000 shares.

(10)  See notes (1)-(7).

ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

  In August 1995, the Company entered into a consulting agreement with Lindsay
A. Rosenwald, M.D., who was elected a director of the Company in June 1996, pursuant to which Dr. Rosenwald has agreed to act as a financial consultant to the Company pursuant to the terms thereof and the Company granted Dr. Rosenwald an option to purchase 2,000,000 shares of Common Stock at $.53125 per share (the closing bid price of the Common Stock on The Nasdaq Stock Market on the date preceding the date of grant), exercisable through August 6, 1998. In June 1996, Dr. Rosenwald transferred 85,000 of the underlying option shares to other persons.

  In November 1995, the Company entered into an arrangement with Donald G. Drapkin, a director of the Company, pursuant to which Mr. Drapkin agreed to make available to the Company his business and financial acumen for a five-year period, and the Company granted Mr. Drapkin an option to purchase 650,000 shares at $.9375 per share (the closing bid price of the Common Stock on The Nasdaq Small Cap Market on the date preceding the date of grant), exercisable at the rate of 25% of the aggregate number of underlying shares per annum commencing one year from the date of grant. Concurrently, the Company entered into a five-year consulting arrangement with Eric A. Rose, M.D., a director of the Company, pursuant to which Dr. Rose agreed to provide scientific consulting services to the Company, and the Company granted Dr. Rose an option to purchase 650,000 shares at $.9375 per share, exercisable at the rate of 25% of the aggregate number of underlying shares per annum commencing one year from the date of grant.

  On June 21, 1996, the Company completed a private placement pursuant to a subscription agreement dated March 21, 1996 to a group of investors (see "Item 5.--Market for Registrant's Securities and Related Stockholder Matters--Recent Sales of Unregistered Securities"), including the following directors or persons or entities affiliated with such directors: (i) Laurence D. Fink, a director of the Company, purchased 266,667 shares of Common Stock and 133,333 Common Stock Purchase Warrants for $400,000, and a family trust of Mr. Fink purchased 66,666 shares of Common Stock and 33,333 Common Stock Purchase Warrants for $100,000; (ii) Linda G. Robinson, a director of the Company, purchased 133,333 shares of Common Stock and 66,666 Common Stock Subscription Warrants for $200,000; and (iii) The Aries Trust Fund, a Cayman Island trust (the

"Aries Trust"), and The Aries Domestic Fund, L.P., a Delaware limited partnership ("The Aries Limited Partnership" and, together with the Aries Trust, the "Aries Funds"), in the manner described below, purchased an aggregate of 666,666 shares of Common Stock and 333,333 Common Stock Subscription Warrants for an aggregate of $1,000,000. Lindsay A. Rosenwald, M.D., a director of the Company, serves as President and is the sole shareholder of the investment manager of the Aries Trust, and serves as President and is the sole shareholder of the general partner of the Aries Limited Partnership. Jerome Groopman, M.D., a director of the Company, is a member of the Scientific Advisory Board of the Aries Funds.

  On December 23, 1996, the Company acquired an approximate 68% ownership interest in Innovir pursuant to an agreement dated November 21, 1996, as amended, among the Company and the Aries Funds and an agreement dated November 21, 1996 between the Company and Innovir. Pursuant to the agreements, as amended (i) the Aries Funds, which owned 4 million shares of Innovir's common stock prior to the transaction, exercised warrants and unit purchase options to purchase an additional 6 million shares, thereby providing $3 million in cash to Innovir and resulting in the Aries Funds owning 10 million shares of Innovir's common stock; (ii) the Company acquired 9.5 million shares of Innovir's common stock from the Aries Funds for $3,000,000 in cash and 3,000,000 newly issued shares of the Company's Common Stock, and (iii) the Company exchanged all of the capital stock of its wholly-owned subsidiary, VIMRx Holdings Ltd., a Delaware corporation ("VHL") (to which, prior to closing, the Company had made a capital contribution of $4,000,000), for 8.7 million shares of Innovir's convertible preferred stock (convertible into 8.7 million shares of Innovir's common stock), plus five-year warrants to purchase an additional 2 million shares of Innovir's common stock (1 million shares at an exercise price of $1.00 per share and 1 million shares at an exercise price of $2.00 per share). The Company has agreed to file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") for the public resale of the 3,000,000 shares of Common Stock issued to the Aries Funds, to use its best efforts to cause the Registration Statement to be declared effective by the Commission under the Securities Act as soon as practicable and to use its best efforts to keep the Registration Statement effective until the earlier of the date such shares shall have been disposed of or the date on which all of such shares are eligible for sale pursuant to Rule 144 under the Securities Act. The acquisition of the 9.5 million shares of Innovir stock from the Aries Funds was negotiated at arms' length with the Aries Funds and an opinion was issued by an independent investment banking firm that the transaction was fair from a financial point of view to the Company and its public shareholders. Drs. Rosenwald and Groupman did not participate in the meeting of the Board of Directors in which the acquisition was approved.

  On March 7, 1997, the Company entered into a research agreement with Columbia University ("Columbia") whereby the Company, through a newly established subsidiary, VIMRx Genomics, Inc. ("Genomics"), 90%-owned by the Company and 10%-owned by Columbia University, will provide $30 million in funding to the Columbia Genome Center established by Columbia, with $4.7 million to be paid during the first year in quarterly installments. In exchange, Genomics will receive an exclusive license to develop, manufacture, use, sell or market products resulting from any invention or research product developed by the Columbia Genome Center and funded under the agreement. Following an initial five-year term, the agreement automatically will renew for successive two-year terms and, in the absence of an agreement to the contrary, the amount of funding will be increased at a rate of 9% for every additional year. Under the agreement, the Company agreed to issue Columbia a one-time payment of 200,000 shares of Common Stock, and granted Columbia "piggyback" registration rights with respect to such shares during the period April 1, 1997 to April 1, 1999. See "Item 1--Business--Research Agreement with Columbia University." Eric A. Rose, M.D., a director of the Company, is a Surgeon-In-Chief at Columbia Presbyterian Medical Center in New York, an affiliate of Columbia, and has served as Chairman of the Department of Surgery at the College of Physicians and Surgeons of Columbia since 1994 and as a Director of the Division of Cardiothoracic Surgery of the Department since 1990. Michael Weiner, M.D., a director of the Company, is the Hellinger Professor of Clinical Pediatrics at Columbia's College of Physicians and Surgeons, Director of Pediatric Oncology, and is an attending physician at Columbia Presbyterian Medical Center.

  The Company believes that the consulting arrangements with Dr. Rosenwald, Mr. Drapkin and Dr. Rose are on terms no less favorable than could have been negotiated with unrelated third parties of similar expertise, and the research agreement with Columbia was negotiated on an arm's length basis.

                                    PART IV

ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K.

 (a) Lists.

 1.  See Index to Financial Statements on page F-1.
 2.  See Item 8 regarding financial statement schedules.
 3.  Exhibits.

 EXHIBIT
 NUMBER  DESCRIPTION
 ------- -----------
  2.2a   Copy of Agreement dated November 21, 1996 (the "Aries Agreement") by and among the Company and The Aries Domestic Fund, L.P. (1)
  2.2b   Copy of Amendment to the Aries Agreement dated December 23, 1996 by and among the Company and the Aries Fund and The Aries Domestic Fund,
         L.P. (1)
  2.3    Copy of Agreement dated November 21, 1996 by and between the
         Registrant and Innovir Laboratories, Inc. (1)
  4.4    Copy of Warrant Agreement dated June 17, 1996 between the Company and
         American Stock Transfer & Trust Company.
 10.3    Copy of the Company's Amended and Restated 1990 Incentive and Non-
         Incentive Stock Option Plan, as amended through February 22, 1997.*
 10.9    Copy of Employment letter agreement dated June 21, 1994 between the
         Company and Alfonso J. Tobia.* (2)
 10.11   Copy of the Company's 1995 Outside Directors Stock Option Plan.* (3)
 10.12   Copy of letter agreement dated August 7, 1995 between the Company and
         Lindsay A. Rosenwald, M.D. (3)
 10.13   Copy of Stock Option Agreement dated August 7, 1995 between Registrant and Lindsay A. Rosenwald, M.D. (3)
 10.14   Copy of Consulting and Stock Option Agreement dated November 17, 1995 between the Company and Eric A. Rose, M.D. (3)
 10.15   Copy of Stock Option Agreement dated November 17, 1995 between the
         Company and Donald G. Drapkin. (3)
 10.16   Copy of the Company's 1996 Non-Employee Director Restricted Stock
         Award Plan.* (3)
 10.17   Copy of Registration Rights Agreement dated December 23, 1996, between
         Registrant and The Aries Fund and The Aries Domestic Fund, L.P. (1)
 10.18   Copy of Research Agreement dated as of March 7, 1997 among the
         Company, The Trustees of Columbia University in the City of New York
         and VIMRx Genomics, Inc. (4)
 10.19   Copy of the Company's 1997 Incentive and Non-Incentive Stock Option
         Plan, together with forms of stock option agreements.*
 10.20   Copy of Employment Agreement dated October 30, 1996 between the
         Company and Richard L. Dunning.*
 10.21   Copy of Employment Agreement dated August 26, 1996 between the Company and David A. Jackson, Ph.D.*
 21      List of Subsidiaries.
 23      Consent of Richard A. Eisner & Company, LLP.

--------
 * Denotes management contract or compensatory plan or arrangement required to be filed as an exhibit to this Annual Report on Form 10-K.

(1) Filed as the same numbered Exhibit to the Company's Current Report on Form 8-K (Commission File No. 0-19153) filed January 3, 1997 and incorporated herein by reference thereto.

(2) Filed as the same numbered Exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1994 (Commission File No. 0-19153) and incorporated herein by reference.

(3) Filed as the same numbered Exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1995 (Commission File No. 0-19153) and incorporated herein by reference thereto.

(4) Filed as the same numbered Exhibit to the Company's Current Report on Form 8-K (Commission File No. 0-19153) filed March 21, 1997 and incorporated herein by reference thereto.

 (b) Reports on Form 8-K.

  None.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS ANNUAL REPORT ON FORM 10-K TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF WILMINGTON, STATE OF DELAWARE, ON THE 31TH DAY OF MARCH, 1997.

                                          VIMRx PHARMACEUTICALS INC.

                                                 /s/ Richard L. Dunning
                                          By: _________________________________
                                             Richard L. Dunning President and
                                             Chief Executive Officer

  Pursuant to the requirements of the Securities Exchange Act of 1934, this Annual Report on Form 10-K has been signed below by the following persons on behalf of the Registrant in the capacities and on the dates indicated.

          SIGNATURE                      TITLE                    DATE

   /s/ Richard L. Dunning      President and Chief        March 31, 1997
-----------------------------  Executive Officer and
     RICHARD L. DUNNING        Director (Principal
                               Executive Officer)

    /s/ Donald G. Drapkin      Chairman of the Board      March 31, 1997
-----------------------------  and Director
      DONALD G. DRAPKIN

  /s/ Francis M. O'Connell     Chief Financial Officer    March 31, 1997
-----------------------------  (Principal Financial and
    FRANCIS M. O'CONNELL       Accounting Officer)

    /s/ Laurence D. Fink       Director                   March 31, 1997
-----------------------------
      LAURENCE D. FINK

  /s/ Jerome Groopman, M.D.    Director                   March 31, 1997
-----------------------------
    JEROME GROOPMAN, M.D.

    /s/ Linda G. Robinson      Director                   March 31, 1997
-----------------------------
      LINDA G. ROBINSON

  /s/ Lindsay A. Rosenwald,    Director                   March 31, 1997
            M.D.
-----------------------------
 LINDSAY A. ROSENWALD, M.D.

     /s/ Eric Rose, M.D.       Director                   March 31, 1997
-----------------------------
     ERIC A. ROSE, M.D.

  /s/ Michael Weiner, M.D.     Director                   March 31, 1997
-----------------------------
    MICHAEL WEINER, M.D.

                               INDEX TO EXHIBITS

                                 EXHIBIT INDEX

                                                                           PAGE

 2.2a
    --Copy of Agreement dated November 21, 1996 (the "Aries Agreement")
     by and among the Registrant and The Aries Domestic Fund, L.P........   (1)

 2.2b
    --Copy of Amendment to the Aries Agreement dated December 23, 1996
     by and among the Registrant and the Aries Fund and The Aries           (1)
     Domestic Fund, L.P..................................................

 2.3--Copy of Agreement dated November 21, 1996 by and between the
     Registrant and Innovir Laboratories, Inc............................   (1)

 4.4--Copy of Warrant Agreement dated June 17, 1996 between the
     Registrant and American Stock Transfer & Trust Company..............

10.3--Copy of Registrant's Amended and Restated 1990 Incentive and Non-
     Incentive Stock Option Plan, as amended through February 22, 1997...

10.9--Copy of Employment letter agreement dated June 21, 1994 between
     Registrant and Alfonso J. Tobia.....................................   (2)

10.11
    --Copy of Registrant's 1995 Outside Directors Stock Option Plan......   (3)

10.12
    --Copy of letter agreement dated August 7, 1995 between Registrant
     and Lindsay A. Rosenwald, M.D.......................................   (3)

10.13
    --Copy of Stock Option Agreement dated August 7, 1995 between
     Registrant and Lindsay A. Rosenwald, M.D............................   (3)

10.14
    --Copy of Consulting and Stock Option Agreement dated November 17,
     1995 between Registrant and Eric A. Rose, M.D.......................   (3)

10.15
    --Copy of Stock Option Agreement dated November 17, 1995 between
     Registrant and Donald G. Drapkin....................................   (3)

10.16
    --Copy of Registrant's 1996 Non-Employee Director Restricted Stock      (3)
     Award Plan..........................................................

10.17
    --Copy of Registration Rights Agreement dated December 23, 1996,
     between Registrant and The Aries Fund and The Aries Domestic Fund,     (1)
     L.P.................................................................

10.18
    --Copy of Research Agreement dated as of March 7, 1997 among
     Registrant, The Trustees of Columbia University in the City of New     (4)
     York and VIMRx Genomics, Inc........................................

10.19
    --Copy of Registrant's 1997 Incentive and Non-Incentive Stock Option
     Plan................................................................

10.20
    --Copy of Employment Agreement dated October 30, 1996 between the
     Registrant and Richard L. Dunning ..................................

10.21
    --Copy of the Employment Agreement dated August 26, 1996 between the
     Registrant and David A. Jackson, Ph.D. .............................

21  --List of Subsidiaries...............................................

23  --Consent of Richard A. Eisner & Company, LLP........................
--------
(1) Filed as the same numbered Exhibit to Registrant's Current Report on Form 8-K (Commission File No. 0-19153) filed January 3, 1997 and incorporated herein by reference thereto.

(2) Filed as the same numbered Exhibit to Registrant's Annual Report on Form 10-K for the year ended December 31, 1994 (Commission File No. 0-19153) and incorporated herein by reference.

(3) Filed as the same numbered Exhibit to Registrant's Annual Report on Form 10-K for the year ended December 31, 1995 (Commission File No. 0-19153) and incorporated herein by reference thereto.

(4) Filed as the same numbered Exhibit to Registrant's Current Report on Form 8-K (Commission File No. 0-19153) filed March 21, 1997 and incorporated herein by reference thereto.

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)

                         INDEX TO FINANCIAL STATEMENTS

                                                                          PAGE
                                                                         NUMBER
                                                                         ------
Report of Independent Auditors.........................................   F-2
Consolidated Balance Sheets as at December 31, 1996 and December 31,
 1995..................................................................   F-3
Consolidated Statements of Operations for each of the Years in the
 Three-Year Period Ended December 31, 1996 and for the Period from
 December 30, 1986 (Inception) to December 31, 1996....................   F-4
Consolidated Statements of Changes in Shareholders' Equity for each of the Years in the Ten-Year Period from December 30, 1986 (Inception) to
 December 31, 1996.....................................................   F-5
Consolidated Statements of Cash Flows for each of the Years in the
 Three-Year Period Ended December 31, 1996 and for the Period from
 December 30, 1986 (Inception) to December 31, 1996....................   F-8
Notes to Financial Statements..........................................   F-9

                        REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholders
VIMRx Pharmaceuticals Inc.
Wilmington, Delaware

  We have audited the accompanying consolidated balance sheets of VIMRx Pharmaceuticals Inc. and subsidiaries (a development stage enterprise) as at December 31, 1996 and December 31, 1995, and the related consolidated statements of operations, changes in shareholders' equity and cash flows for each of the years in the three-year period ended December 31, 1996 and the amounts for such years included in the period December 30, 1986 (inception) to December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements enumerated above present fairly, in all material respects, the consolidated financial position of VIMRx Pharmaceuticals Inc. and subsidiaries at December 31, 1996 and December 31, 1995, and the consolidated results of their operations and their consolidated cash flows for each of the years in the three-year period ended December 31, 1996 in conformity with generally accepted accounting principles.

                                          Richard A. Eisner & Company, LLP

New York, New York
March 14, 1997

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)

                          CONSOLIDATED BALANCE SHEETS

                                                           DECEMBER 31,
                                                     --------------------------
                                                         1996          1995
                                                     ------------  ------------
                      ASSETS
Current assets:
  Cash and cash equivalents........................  $  8,611,000  $  2,219,000
  Short-term investments...........................    38,300,000
  Deferred finance costs...........................                     310,000
  Other current assets.............................       348,000        96,000
                                                     ------------  ------------
    Total current assets...........................    47,259,000     2,625,000
Equipment--net.....................................     2,650,000       108,000
Notes receivable...................................                     225,000
Marketable equity securities.......................       286,000
Other assets.......................................       261,000
Goodwill...........................................     1,236,000
                                                     ------------  ------------
    Total..........................................  $ 51,692,000  $  2,958,000
                                                     ============  ============
                    LIABILITIES
Current liabilities:
  Accounts payable and accrued expenses............  $  1,903,000  $    432,000
  Innovir note payable--warrantholder; current
   portion includes accrued interest of $5,000.....        36,000
  Notes payable....................................                   1,802,000
  Capital lease--current portion...................       472,000
                                                     ------------  ------------
    Total current liabilities......................     2,411,000     2,234,000
Innovir note payable--warrantholder, includes
 accrued interest of $39,000.......................       227,000
Capital leases.....................................       463,000
Other liabilities..................................                     464,000
                                                     ------------  ------------
    Total liabilities..............................     3,101,000     2,698,000
                                                     ------------  ------------
Minority interest in subsidiary....................     2,381,000
                                                     ------------
Contingencies, commitments and other matters (Notes
 4, 10, 11, 13, 14 and 16)
               SHAREHOLDERS' EQUITY
Common stock; $0.001 par value, 120,000,000 shares
 authorized, 54,429, 887 and 19,894,576 shares
 issued and outstanding at December 31, 1996 and
 December 31, 1995, respectively...................        54,000        20,000
Additional paid-in capital.........................    89,478,000    23,244,000
Unearned compensation..............................      (800,000)     (493,000)
Unrealized (loss) on investment....................      (143,000)
Cumulative translation adjustment..................        (8,000)
Deficit accumulated during the development stage...   (42,371,000)  (22,511,000)
                                                     ------------  ------------
    Total shareholders' equity.....................    46,210,000       260,000
                                                     ------------  ------------
    Total..........................................  $ 51,692,000  $  2,958,000
                                                     ============  ============

  The accompanying notes to financial statements are an integral part hereof.

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                    DECEMBER
                                                                    30, 1986
                                  YEAR ENDED DECEMBER 31,          (INCEPTION)
                            -------------------------------------  TO DECEMBER
                               1996         1995         1994       31, 1996
                            -----------  -----------  -----------  -----------
Operating expenses:
  Research and
   development............. $ 2,950,000  $ 2,840,000  $ 1,463,000  $15,939,000
  Purchased research and
   development (net of gain
   on sale of subsidiary of
   $2,889,000).............  14,484,000                             14,484,000
  General and
   administrative..........   4,300,000    2,272,000    1,646,000   13,782,000
                            -----------  -----------  -----------  -----------
                             21,734,000    5,112,000    3,109,000   44,205,000
                            -----------  -----------  -----------  -----------
Other (income) expenses:
  Royalty payments.........     100,000      100,000      100,000      300,000
  Interest (income)........  (1,792,000)    (160,000)    (189,000)  (2,951,000)
  Interest expense.........     329,000        2,000                   413,000
  Provision for losses on
   notes receivable........                                            135,000
  Investment in and
   advances to research and
   development entities
   charged to expense......                  185,000      515,000      700,000
  Minority interest in net
   loss of consolidated
   subsidiary..............    (116,000)                              (116,000)
  Other--net...............    (395,000)       1,000       74,000     (315,000)
                            -----------  -----------  -----------  -----------
                             (1,874,000)     128,000      500,000   (1,834,000)
                            -----------  -----------  -----------  -----------
NET LOSS................... $19,860,000  $ 5,240,000  $ 3,609,000  $42,371,000
                            ===========  ===========  ===========  ===========
NET LOSS PER SHARE......... $      0.50  $      0.27  $      0.19
                            ===========  ===========  ===========
WEIGHTED AVERAGE NUMBER OF
 SHARES OF COMMON STOCK
 OUTSTANDING...............  39,398,644   19,747,595   19,066,754
                            ===========  ===========  ===========


  The accompanying notes to financial statements are an integral part hereof.

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)

           CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY

     FOR THE PERIOD FROM DECEMBER 30, 1986 (INCEPTION) TO DECEMBER 31, 1996

                              PREFERRED STOCK                TREASURY STOCK
                    --------------------------------------  -----------------
                        SERIES A            SERIES B                              COMMON STOCK      ADDITIONAL
                    -----------------  -------------------   COMMON            -------------------   PAID-IN      UNEARNED
                     SHARES   AMOUNT     SHARES    AMOUNT    SHARES   AMOUNT     SHARES    AMOUNT    CAPITAL    COMPENSATION
                    --------  -------  ----------  -------  --------  -------  ----------  -------  ----------  ------------
Balance--
December 30,
1986
Issuance of
common stock
($.02 a share)..                                                                1,066,158  $ 1,000  $   17,000
Net (loss) for
year............
                                                                               ----------  -------  ----------
Balance--
December 31,
1987............                                                                1,066,158    1,000      17,000
Reverse stock
split of one for
ten shares......                                                                 (959,543)  (1,000)      1,000
Return of
capital to
adjust purchase
price for effect
of reverse stock
split...........                                                                                       (14,000)
Issuance of
common stock
($.03 a share)..                                                                  876,295    1,000      28,000
Purchase of
treasury stock
($.03 a share)..                                              (1,797)
Sale of treasury
stock ($.03 a
share)..........                                               1,797
Issuance of
Series A
preferred stock
($1.07 a
share)..........     600,000  $ 6,000                                                                  637,000
Issuance of
Series B
preferred stock
($2.58495 a
share) and
related
warrants........                          773,709  $ 8,000                                           1,992,000
Net (loss) for
year............
                    --------  -------  ----------  -------  --------  -------  ----------  -------  ----------
Balance--
December 31,
1988............     600,000    6,000     773,709    8,000     - 0 -  $ - 0 -     982,910    1,000   2,661,000
Purchase of
treasury stock
($.03 a share)..                                            (242,611)  (8,000)
Issuance of
common stock
($.50 a share)..                                                                    6,888                3,000
Issuance of
common stock
(.03 share).....                                                                   55,928                2,000
Issuance of
Series B
preferred stock
($2.58495 a
share) and
related
warrants........                          604,461    6,000                                           1,557,000
Net (loss) for
year............
                    --------  -------  ----------  -------  --------  -------  ----------  -------  ----------
Balance--
December 31,
1989............     600,000    6,000   1,378,170   14,000  (242,611)  (8,000)  1,045,726    1,000   4,223,000
Purchase of
treasury stock
($.03 a share)..                                              (7,188)
Conversion of
bridge loan plus
accrued interest
in common
stock...........                                                                2,117,782    2,000     928,000
Issuance of
common stock
(average price
of $.05 a share)
161,063.........                                                                                         7,000
Recapitalization..  (600,000)  (6,000) (1,378,170) (14,000)  249,799    8,000   1,435,858    2,000      10,000
Initial public
offering--net
($5.00 a unit)
($1.00 per
share)..........                                                                5,750,000    6,000   4,540,000
Issuance of
common stock
($.50 a share).....                                                                18,010                9,000
Net (loss) for
year............
                    --------  -------  ----------  -------  --------  -------  ----------  -------  ----------
Balance--
December 31,
1990 (carried
forward)........       - 0 -    - 0 -       - 0 -    - 0 -     - 0 -    - 0 -  10,528,439   11,000   9,717,000
                                              DEFICIT
                                            ACCUMULATED
                    UNREALIZED  CUMULATIVE    DURING
                     (LOSS) ON  TRANSLATION DEVELOPMENT
                    INVESTMENTS ADJUSTMENT     STAGE
                    ----------- ----------- ------------
Balance--
December 30,
1986
Issuance of
common stock
($.02 a share)..
Net (loss) for
year............                            $  (106,000)
                                            ------------
Balance--
December 31,
1987............                               (106,000)
Reverse stock
split of one for
ten shares......
Return of
capital to
adjust purchase
price for effect
of reverse stock
split...........
Issuance of
common stock
($.03 a share)..
Purchase of
treasury stock
($.03 a share)..
Sale of treasury
stock ($.03 a
share)..........
Issuance of
Series A
preferred stock
($1.07 a
share)..........
Issuance of
Series B
preferred stock
($2.58495 a
share) and
related
warrants........
Net (loss) for
year............                             (1,046,000)
                                            ------------
Balance--
December 31,
1988............                             (1,152,000)
Purchase of
treasury stock
($.03 a share)..
Issuance of
common stock
($.50 a share)..
Issuance of
common stock
(.03 share).....
Issuance of
Series B
preferred stock
($2.58495 a
share) and
related
warrants........
Net (loss) for
year............                             (2,531,000)
                                            ------------
Balance--
December 31,
1989............                             (3,683,000)
Purchase of
treasury stock
($.03 a share)..
Conversion of
bridge loan plus
accrued interest
in common
stock...........
Issuance of
common stock
(average price
of $.05 a share)
161,063.........
Recapitalization..
Initial public
offering--net
($5.00 a unit)
($1.00 per
share)..........
Issuance of
common stock
($.50 a share).....
Net (loss) for
year............                             (2,988,000)
                                            ------------
Balance--
December 31,
1990 (carried
forward)........                             (6,671,000)

                                                                     (continued)

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)

           CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY

    FOR THE PERIOD FROM DECEMBER 30, 1986 (INCEPTION) TO DECEMBER 31, 1996--
                                  (CONTINUED)

                         PREFERRED STOCK        TREASURY STOCK
                  ----------------------------- --------------
                     SERIES A       SERIES B                      COMMON STOCK    ADDITIONAL               UNREALIZED  CUMULATIVE
                  -------------- -------------- COMMON         ------------------   PAID-IN     UNEARNED    (LOSS) ON  TRANSLATION
                  SHARES AMOUNT  SHARES AMOUNT  SHARES AMOUNT    SHARES   AMOUNT    CAPITAL   COMPENSATION INVESTMENTS ADJUSTMENT
                  ------ ------- ------ ------- ------ ------- ---------- ------- ----------- ------------ ----------- -----------
Balance--
December 31,
1990 (brought
forward)........  - 0 -  $ - 0 - - 0 -  $ - 0 - - 0 -  $ - 0 - 10,528,439 $11,000 $ 9,717,000
Exercise of
options ($.30 a
share)..........                                                      500
Net (loss) for
year............
                  -----  ------- -----  ------- -----  ------- ---------- ------- -----------
Balance--
December 31,
1991............  - 0 -    - 0 - - 0 -    - 0 - - 0 -    - 0 - 10,528,939  11,000   9,717,000
Issuance of
common stock in
public
offering--net
($5,000 a unit)
($2.20 per
share)..........                                                3,139,500   4,000   5,706,000
Exercise of
options and
warrants--net
($.30-$.50 per
share)..........                                                  412,754             489,000
Net (loss) for
year............
                  -----  ------- -----  ------- -----  ------- ---------- ------- -----------
Balance--
December 31,
1992............  - 0 -    - 0 - - 0 -    - 0 - - 0 -    - 0 - 14,081,193  15,000  15,912,000
Exercise of
options and
warrants--net
($.30-$.50 per
share)..........                                                   27,683              17,000
Net (loss) for
year............
                  -----  ------- -----  ------- -----  ------- ---------- ------- -----------
Balance--
December 31,
1993............  - 0 -    - 0 - - 0 -    - 0 - - 0 -    - 0 - 14,108,876  15,000  15,929,000
Issuance of
common stock in
public
offering--net
($5,000 a unit)
($2.20 per
share)..........                                                5,393,200   5,000   6,380,000
Exercise of
warrants--net
($1.50 per
share)..........                                                      500
Issuance of
common stock for
services
($0.3125 per
share)..........                                                  240,000              75,000
Net (loss) for
year............
                  -----  ------- -----  ------- -----  ------- ---------- ------- -----------
Balance--
December 31,
1994............  - 0 -    - 0 - - 0 -    - 0 - - 0 -    - 0 - 19,742,576  20,000  22,384,000
Exercise of
warrants--net
($1.50 per
share)..........                                                    2,000               3,000
Exercise of
options ($0.4375
per share)......                                                  150,000              65,000
Value of options
issued to
consultants.....                                                                      591,000  $(493,000)
Value assigned
to warrants
issued in
private
placement of
debt
securities......                                                                      200,000
Net (loss) for
year............
                  -----  ------- -----  ------- -----  ------- ---------- ------- -----------  ---------
Balance--
December 31,
1995 (carried
forward)........  - 0 -    - 0 - - 0 -    - 0 - - 0 -    - 0 - 19,894,576  20,000  23,243,000   (493,000)
                    DEFICIT
                  ACCUMULATED
                     DURING
                  DEVELOPMENT
                     STAGE
                  -------------
Balance--
December 31,
1990 (brought
forward)........  $ (6,671,000)
Exercise of
options ($.30 a
share)..........
Net (loss) for
year............    (2,016,000)
                  -------------
Balance--
December 31,
1991............    (8,687,000)
Issuance of
common stock in
public
offering--net
($5,000 a unit)
($2.20 per
share)..........
Exercise of
options and
warrants--net
($.30-$.50 per
share)..........
Net (loss) for
year............    (2,451,000)
                  -------------
Balance--
December 31,
1992............   (11,138,000)
Exercise of
options and
warrants--net
($.30-$.50 per
share)..........
Net (loss) for
year............    (2,524,000)
                  -------------
Balance--
December 31,
1993............   (13,662,000)
Issuance of
common stock in
public
offering--net
($5,000 a unit)
($2.20 per
share)..........
Exercise of
warrants--net
($1.50 per
share)..........
Issuance of
common stock for
services
($0.3125 per
share)..........
Net (loss) for
year............    (3,609,000)
                  -------------
Balance--
December 31,
1994............   (17,271,000)
Exercise of
warrants--net
($1.50 per
share)..........
Exercise of
options ($0.4375
per share)......
Value of options
issued to
consultants.....
Value assigned
to warrants
issued in
private
placement of
debt
securities......
Net (loss) for
year............    (5,240,000)
                  -------------
Balance--
December 31,
1995 (carried
forward)........   (22,511,000)

                                                                     (continued)

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                       (A DEVELOPMENT STAGE ENTERPRISE)

           CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY

   FOR THE PERIOD FROM DECEMBER 30, 1986 (INCEPTION) TO DECEMBER 31, 1996--
                                  (CONTINUED)

                         PREFERRED STOCK        TREASURY STOCK
                  ----------------------------- --------------
                     SERIES A       SERIES B                      COMMON STOCK    ADDITIONAL               UNREALIZED  CUMULATIVE
                  -------------- -------------- COMMON         ------------------   PAID-IN     UNEARNED    (LOSS) ON  TRANSLATION
                  SHARES AMOUNT  SHARES AMOUNT  SHARES AMOUNT    SHARES   AMOUNT    CAPITAL   COMPENSATION INVESTMENTS ADJUSTMENT
                  ------ ------- ------ ------- ------ ------- ---------- ------- ----------- ------------ ----------- -----------
Balance--
December 31,
1995 (brought
forward)........  - 0 -  $ - 0 - - 0 -  $ - 0 - - 0 -  $ - 0 - 19,894,576 $20,000 $23,243,000  $(493,000)
Exercise of
warrants ($1.50
per share) (net
of $712,000
expense)........                                               13,907,015  14,000  20,135,000
Exercise of
warrants ($2.25
per share) (net
of $1,275,000
expense)........                                               14,210,315  14,000  30,684,000
Issuance of
common stock in
private
placement ($1.50
per unit) (net
of $142,000
expense)........                                                2,799,991   3,000   4,055,000
Issuance of
warrants in
connection with
acquisition of
Ribonetics......                                                                    1,562,000
Exercise of
options ($.50-
$1.16 per
share)..........                                                  217,990             195,000
Issuance of
restricted stock
to nonemployee
directors.......                                                  400,000             400,000   (347,000)
Issuance of
shares in
connection with
acquisition of
Innovir ($3 per
share)..........                                                3,000,000   3,000   8,997,000
Compensatory
stock options...                                                                      207,000     40,000
Translation
adjustment......                                                                                                         $(8,000)
Unrealized
(loss) on
investments.....                                                                                            $(143,000)
Net (loss) for
year............
                  -----  ------- -----  ------- -----  ------- ---------- ------- -----------  ---------    ---------    -------
Balance--
December 31,
1996............  - 0 -  $ - 0 - - 0 -  $ - 0 - - 0 -  $ - 0 - 54,429,887 $54,000 $89,478,000  $(800,000)   $(143,000)   $(8,000)
                  =====  ======= =====  ======= =====  ======= ========== ======= ===========  =========    =========    =======
                    DEFICIT
                  ACCUMULATED
                     DURING
                  DEVELOPMENT
                     STAGE
                  -------------
Balance--
December 31,
1995 (brought
forward)........  $(22,511,000)
Exercise of
warrants ($1.50
per share) (net
of $712,000
expense)........
Exercise of
warrants ($2.25
per share) (net
of $1,275,000
expense)........
Issuance of
common stock in
private
placement ($1.50
per unit) (net
of $142,000
expense)........
Issuance of
warrants in
connection with
acquisition of
Ribonetics......
Exercise of
options ($.50-
$1.16 per
share)..........
Issuance of
restricted stock
to nonemployee
directors.......
Issuance of
shares in
connection with
acquisition of
Innovir ($3 per
share)..........
Compensatory
stock options...
Translation
adjustment......
Unrealized
(loss) on
investments.....
Net (loss) for
year............   (19,860,000)
                  -------------
Balance--
December 31,
1996............  $(42,371,000)
                  =============

  The accompanying notes to financial statements are an integral part hereof.

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                  DECEMBER 30,
                                                                      1986
                               YEAR ENDED DECEMBER 31,           (INCEPTION) TO
                         --------------------------------------   DECEMBER 31,
                             1996         1995         1994           1996
                         ------------  -----------  -----------  --------------
Cash flows from
 operating activities:
 Net (loss)............  $(19,860,000) $(5,240,000) $(3,609,000)  $(42,371,000)
 Adjustments to
  reconcile net (loss)
  to net cash (used in)
  operating activities:
 Depreciation and
  amortization.........       155,000       24,000       10,000        254,000
 Amortization of debt
  discount.............       198,000        2,000                     200,000
 Interest expense
  settled through
  issuance of stock....                                                 72,000
 Consulting fees
  settled through
  issuance of stock....                                  75,000         75,000
 Research and
  development expenses
  to be settled through
  the issuance of
  stock................      (464,000)     464,000
 Provision for losses
  on notes receivable..                                                135,000
 Investment in and
  advances to research
  and development
  entities charged to
  expense..............                    185,000      515,000        700,000
 (Gain) on sale of
  subsidiaries.........    (2,889,000)                              (2,889,000)
 Noncash compensation..       481,000       98,000                     579,000
 Purchased in process
  research and
  development..........    17,374,000                               17,374,000
 Loss from disposal of
  equipment............        12,000                                   20,000
 Deferred financing
  cost.................       310,000                                  310,000
 Minority interest in
  net loss.............      (116,000)                                (116,000)
 Changes in operating
  assets and
  liabilities:
  Decrease in
   prepayments under
   research contracts..                     47,000        8,000
  (Increase) in
   organization costs..                                                 (3,000)
  (Increase) decrease
   in other current
   assets and other
   assets..............      (103,000)      69,000     (110,000)      (199,000)
  Increase (decrease)
   in accounts payable
   and accrued
   expenses............      (265,000)     266,000        1,000        116,000
                         ------------  -----------  -----------   ------------
   Net cash (used in)
    operating
    activities.........    (5,167,000)  (4,085,000)  (3,110,000)   (25,743,000)
                         ------------  -----------  -----------   ------------
Cash flows from
 investing activities:
 Net (purchases) sales
  of short-term
  investments..........   (38,279,000)   2,590,000     (588,000)   (38,279,000)
 Payment for
  acquisition, net of
  cash acquired........    (2,011,000)                              (2,011,000)
 Purchase of marketable
  securities...........      (450,000)                                (450,000)
 Purchases of
  equipment............      (802,000)     (50,000)     (71,000)    (1,040,000)
 Proceeds from sale of
  equipment............        12,000                                   39,000
 Loans to DNA
  Pharmaceuticals,
  Inc..................                                               (296,000)
 Repayment of DNA
  Pharmaceuticals, Inc.
  loans................                                                161,000
 Loans to Ribonetics
  GmbH.................                                (600,000)      (600,000)
 Investment in and loan
  to CambES, Ltd.......                   (100,000)    (225,000)      (325,000)
                         ------------  -----------  -----------   ------------
   Net cash provided by
    (used in) investing
    activities.........   (41,530,000)   2,440,000   (1,484,000)   (42,801,000)
                         ------------  -----------  -----------   ------------
Cash flows from
 financing activities:
 Proceeds from sales of
  preferred and common
  stock, net...........     4,058,000                 6,450,000     24,836,000
 Proceeds from issuance
  of common stock in
  connection with the
  exercise of
  warrants/options.....    51,042,000       69,000        1,000     51,111,000
 Purchase of treasury
  stock................                                                 (8,000)
 Proceeds from bridge
  loans................                  1,740,000                   3,141,000
 Repayment of bridge
  loans................    (2,000,000)                              (2,500,000)
 Issuance of
  convertible demand
  notes payable........                                                600,000
 Return of capital.....                                                (14,000)
                         ------------  -----------  -----------   ------------
   Net cash provided by
    financing
    activities.........    53,100,000    1,809,000    6,451,000     77,166,000
                         ------------  -----------  -----------   ------------
Effect of exchange rate
 changes on cash.......       (11,000)                                 (11,000)
                         ------------                             ------------
NET INCREASE IN CASH
 AND CASH EQUIVALENTS..     6,392,000      164,000    1,857,000      8,611,000
Cash and cash
 equivalents at
 beginning of period...     2,219,000    2,055,000      198,000
                         ------------  -----------  -----------   ------------
CASH AND CASH
 EQUIVALENTS AT END OF
 PERIOD................  $  8,611,000  $ 2,219,000  $ 2,055,000   $  8,611,000
                         ============  ===========  ===========   ============
Supplemental disclosure
 of cash flow
 information:
 Cash paid for
  interest.............  $    124,000                             $    124,000
 For noncash
  transactions see
  Notes 2, 7 and 11.

  The accompanying notes to financial statements are an integral part hereof.

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                       (A DEVELOPMENT STAGE ENTERPRISE)

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--THE BUSINESS:

  VIMRx Pharmaceuticals Inc. ("VIMRx") is a development stage company focused on identifying, evaluating, acquiring and commercializing scientific technologies to be developed by the Company in partnership with others. The Company is engaged in developing therapeutic and related products form synthetic hypericin principally for the treatment of viral and retroviral diseases. The Company also owns approximately 68% of the capital stock of Innovir Laboratories, Inc. ("Innovir") (see below) which, together with its subsidiaries, is engaged in the research and development of oligozymes, a new class of biopharmaceutical agents for the treatment of a wide array of human diseases.

  In January 1995, to complement and diversify its potential hypericin-based product line, VIMRx, through its subsidiary, VIMRx Holdings, Ltd. ("VHL"), acquired a worldwide exclusive license from Ribonetics GmbH ("Ribonetics"), a German company. The worldwide exclusive license gives VHL the right to commercialize and exploit oligozymes for pharmaceutical and diagnostic products. On May 23, 1996, VHL acquired 100% of the outstanding capital stock of Ribonetics (see Note 2[b]).

  On December 23, 1996, VIMRx and Innovir and certain shareholders of Innovir entered into a series of agreements (the "Transaction") whereby VIMRx effectively acquired 68% of Innovir and Innovir acquired all of the issued and outstanding shares of VHL, a wholly owned subsidiary of VIMRx. As discussed further in Note 2, for financial reporting purposes, the Transaction has been accounted for as a partial sale of VHL to Innovir and a partial acquisition of Innovir. In connection therewith, the purchase price has been allocated to net tangible assets, purchased in-process research and development and goodwill. The purchased in-process research and development was charged to operations. The accompanying consolidated financial statements include the accounts of VIMRx, Innovir and all subsidiaries which are wholly owned (collectively, the "Company").

  The Company is subject to those risks associated with development stage companies. All of the Company's efforts to date have been devoted to acquiring technology, research and development, setting up laboratories and raising capital. The Company does not yet generate any revenues from product sales. The Company has research laboratories in the United States, the United Kingdom and Germany. In addition, research and development and clinical trials are contracted to independent institutions in the United States and elsewhere.

NOTE 2--ACQUISITIONS:

 (a) Transactions to acquire 68% of Innovir Laboratories, Inc.:

  As discussed in Note 1, VIMRx, Innovir and certain stockholders of Innovir (the "Aries Funds") entered into the Transaction whereby VIMRx acquired 68% of Innovir and Innovir acquired 100% of the outstanding capital stock of VHL. In consideration of the acquisition of VHL, Innovir, on December 23, 1996, issued 8,666,666 shares of a newly designated series of preferred stock, Class D convertible preferred stock and warrants to purchase two million shares of the Innovir's common stock. The warrants expire after five years. The exercise price for one million warrants is $1.00 per share; the remaining one million warrants have an exercise price of $2.00 per share.

  Simultaneously with Innovir's acquisition of VHL, VIMRx, in exchange for $3 million and three million shares of VIMRx's common stock, acquired 9.5 million shares of Innovir's common stock from the Aries Funds. In addition, VIMRx and the Aries Funds entered into an agreement whereby VIMRx obtained the right to vote 500,000 shares of Innovir's common stock held by the Aries Funds, thereby effectively giving VIMRx voting control of an aggregate of 18,666,666 shares of Innovir's stock.

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                       (A DEVELOPMENT STAGE ENTERPRISE)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

  VIMRx's partial acquisition of Innovir and Innovir's acquisition of VHL, have been accounted for as a purchase in accordance with APB Opinion No. 16, "Business Combinations" ("APB No. 16") and Emerging Issues Task Force Issue No. 90-13, "Accounting for Simultaneous Common Control Mergers" ("EITF No. 90-13"). The application of APB No. 16 and EITF No. 90-13 requires that the Transaction be accounted for as a partial sale of VHL to the minority shareholders of Innovir and a partial acquisition of Innovir. VIMRx's purchase price of its 68% of Innovir totaled approximately $17 million. Of the total purchase price, approximately $3.7 million was allocated to tangible assets, $1.8 million to liabilities, $13.8 million to purchased in-process research and development and the balance to goodwill. Technological feasibility of the purchased in-process research and development has not yet been established and the technology has no alternative future use. In connection with the partial sale of VHL, the Company recorded a gain on $2.8 million which has been included with purchased research and development expense. The accompanying statement of operations include the operations of Innovir from December 23, 1996 to December 31, 1996.

 (b) Acquisition of Ribonetics:

  During 1996, VHL acquired 100% of the outstanding capital stock of Ribonetics in consideration for approximately $1.6 million of cash and a warrant to purchase 365,000 shares of VIMRx's common stock at an exercise price of $.01 per share (the "Acquisition"). The Company valued the warrants at approximately $1,562,000. The Acquisition has been accounted for as a purchase and the operating results of the Company include those of Ribonetics for the seven months ended December 31, 1996. The total purchase price aggregated approximately $3.7 million and has been allocated to tangible assets, liabilities and purchased in-process research and development of $475,000, $289,000 and $3,528,000, respectively. It was determined at the date of acquisition that the purchased in-process research and development had not reached technological feasibility and that the technology had no alternative future use.

 (c) Pro forma results of operations (unaudited):

  The following pro forma unaudited results of operations have been prepared as if the Transaction and the Acquisition discussed above had occurred at the beginning of the respective periods ended December 31.

                                                         YEAR ENDED DECEMBER 31,
                                                         -----------------------
                                                            1996        1995
                                                         ----------- -----------
                                                               (UNAUDITED)
   Revenues............................................. $ 2,089,000 $   470,000
   Expenses.............................................  17,367,000  12,021,000
                                                         ----------- -----------
   Net loss............................................. $15,278,000 $11,551,000
                                                         =========== ===========
   Net loss per share................................... $      0.36 $      0.51
                                                         =========== ===========

  The pro forma results of operations above include adjustments for the amortization of intangibles and exclude nonrecurring charges related to purchased in-process research and development arising from the Transaction and the Acquisition.

  The pro forma financial information is not necessarily indicative of the operating results that would have occurred had the Transaction and the Acquisition been consummated at the beginning of the respective periods, nor are they necessarily indicative of future operating results.

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                       (A DEVELOPMENT STAGE ENTERPRISE)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

NOTE 3--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

 (a) Consolidation:

  The accompanying consolidated financial statements include the accounts of VIMRx, Innovir and all subsidiaries which are wholly owned. All significant inter-company balances and transactions have been eliminated.

 (b) Research and development:

  Research and development costs are charged to expense as incurred.

 (c) Foreign currency translation:

  Financial statements of foreign subsidiaries are translated into U.S. dollars at the exchange rate at each balance sheet date for assets and liabilities and a weighted average exchange rate for each period for revenues, expenses and gains and losses. Where the local currency is the functional currency, translation adjustments are recorded as a separate component of shareholders' equity (deficit). Where the U.S. dollar is the functional currency, translation adjustments are included in operating results. Foreign exchange gains and losses included in operations were not material. As of December 31, 1996, approximately 2% and approximately 3% of the Company's total assets are located in the United Kingdom and Germany, respectively.

 (d) Amortization of goodwill:

  Goodwill represents the excess of the purchase price paid by the Company over 68% of the fair value of the net assets and purchased in-process research and development of Innovir. Such amount is being amortized on a straight-line basis over the period of expected benefit of three years. Total amortization of goodwill for the year ended December 31, 1996 was not material. The carrying value of goodwill will be reviewed periodically based on the advancement of Innovir's technology and the continued employment of Innovir's workforce and consultants. Should this review indicate that goodwill will not be realized, the Company's carrying value of the goodwill will be reduced.

 (e) Fixed assets:

  Fixed assets consist of office and laboratory equipment and leasehold improvements stated at cost. Equipment is depreciated on a straight-line basis over its estimated useful life of five years. Leasehold improvements are amortized over the life of the lease or of the improvement, whichever is shorter. Expenditures for maintenance and repairs which do not materially extend the useful lives of the assets are charged to operations as incurred. The cost and related accumulated depreciation or amortization of assets retired or sold are removed from the respective accounts and any gain or loss is recognized in operations.

 (f) Deferred financing costs:

  Direct costs associated with obtaining debt financing have been capitalized and are being amortized on a basis which approximates the interest method, over the terms of the respective loans.

 (g) Cash and cash equivalents:

  The Company considers all highly liquid debt instruments which have maturities of three months or less when acquired to be cash equivalents. The carrying amount reported in the balance sheet for cash and cash

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                       (A DEVELOPMENT STAGE ENTERPRISE)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

equivalents approximates its fair value. Cash and cash equivalents subject the Company to concentrations of credit risk. At December 31, 1996, the Company had invested approximately $6.6 million in money market funds with two investment companies and held approximately $1.7 million of commercial paper issued by four entities, with maturities not in excess of three months. The Company holds no collateral for these financial instruments.

 (h) Investments:

  The Company classifies certain investments as "available-for-sale". Investments in securities that are classified as available-for-sale and have readily determinable fair values are measured at fair market value in the balance sheet, and unrealized holding gains and losses for these investments are reported as a separate component of shareholders' equity until realized.

 (i) Net loss per share:

  Net loss per share is computed on the basis of the net loss for the period divided by the weighted average number of shares of common stock outstanding during the period. The net loss per share for all periods excludes the number of shares issuable upon exercise of the outstanding options and warrants since such inclusion would be anti-dilutive.

 (j) Government grants:

  Proceeds from government grants are recognized as income as the related research is performed. For the year ended December 31, 1996, approximately $90,000 was recognized as income and is included in other income.

 (k) Use of estimates:

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

 (l) Income taxes:

  The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109"). SFAS 109 requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined on the basis of the difference between tax bases of assets and liabilities and their respective financial-reporting amounts ("temporary differences") at enacted tax rates in effect for the year in which the temporary differences are expected to reverse (see Note 12).

 (m) Stock based employee compensation:

  The accompanying financial position and results of operations of the Company have been prepared in accordance with APB Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB No. 25"). Under APB No. 25, generally, no compensation expense is recognized in the accompanying financial statements in connection with the awarding of stock option grants to employees provided that, as of the grant date, all terms associated with the award are fixed and the quoted market price of the Company's stock, as of the grant date, is not greater than the amount an employee must pay to acquire the stock as defined; however, to the extent that

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                       (A DEVELOPMENT STAGE ENTERPRISE)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

stock options are granted to nonemployees for goods or services, the fair value of these options are included in operating results as an expense.

  Disclosures required by Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS No. 123"), including pro forma operating results had the Company prepared its financial statements in accordance with the fair value based method of accounting for stock-based compensation, have been included in Note 11(b).

 (n) Fair value of financial instruments:

  Financial instruments include notes receivable and accounts payable. The carrying amount of these instruments approximate fair value due either to their short-term nature or because the Company believes the instrument could be exchanged in a current transaction for that carrying amount (also see Note
10).

 (o) Reclassifications:

  Certain reclassifications have been made to the financial statements for 1995 in order to conform with current year's presentation.

NOTE 4--RESEARCH CONTRACTS:

  (a) Pursuant to an agreement with New York University ("NYU") and Yeda Research and Development Co., Ltd. ("Yeda"), located in Israel, (NYU and Yeda, collectively, the "Licensors"), the Licensors granted VIMRx a worldwide exclusive license to commercialize and exploit natural hypericin and synthetic hypericin compounds to inactivate viruses and retro-viruses as a therapeutic or preventive treatment for viral or retroviral diseases, and for anti-glioma (brain tumor) indications. Between 1988 and May 1995, VIMRx paid the Licensors an aggregate of approximately $4,928,000 for research and development with respect to hypericin, and approximately $434,000 for reimbursement of patent expenses and approximately $300,000 in minimum royalty payments since June 1, 1993. The agreement requires VIMRx to protect the Licensors and their related parties (consultants and scientists) from damages arising out of the conduct of the research project and the use or practice of the research technology, products or processes by VIMRx or its related parties. VIMRx must also maintain employer's liability insurance for all its employees engaged in work involving the research project.

  In addition, the Company is required to make royalty and related payments to licensors under the agreement consisting of: (1) royalties of 7% on net sales of products licensed; (2) royalties of 4.4% on net sales of products sublicensed; (3) 40% of payments from third parties to Fund research and development and (4) 12% of consideration received from an entity selling licensed products.

  Commencing June 1, 1993, minimum annual royalty payments of $100,000 are due until the later of the expiration of the Licensors' patents or 15 years from the first commercial sale of products under the agreement. During 1996, 1995 and 1994, such payments were made.

  (b) On March 7, 1995, VHL entered into a one year research and development agreement with Ribonetics with respect to rights and the related technology acquired from Ribonetics. During 1995, approximately $1,050,000 of such funding was made. The agreement provides for the issuance by the Company of 500,000 shares of its common stock at the anniversary date of the research and development agreement. However, should the agreement be terminated prior to any anniversary date the unissued shares shall not be payable. At December 31, 1995 a liability of $464,000 reflecting this agreement has been recorded based on the pro rata shares earned at the current market price, and research and development expense had been charged.

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                       (A DEVELOPMENT STAGE ENTERPRISE)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


  In 1996, VHL terminated its research and development agreement with Ribonetics resulting in a reversal of the accrual for payments of common stock under that agreement.

  (c) Innovir (as licensee) has entered into an exclusive worldwide licensing agreement with a university whereby Innovir has the exclusive right to use certain technology owned by the university. According to the terms of the agreement, as amended, Innovir is required to pay royalties which commence one year after the first sale of a product developed from the licensed technology. Such royalties are based upon the greater of annual minimum royalties, as defined, or a percentage of net sales of licensed products and a portion of sublicensing income, as defined. Annual minimum royalties are not material. The licensing agreement expires on a country by country basis as underlying patents expire in such country. In addition, the license may be terminated in the event that Innovir fails to implement a plan directed at development and commercialization of products based on the licensed technology or if Innovir fails to satisfy certain other contractual obligations. In the event of termination, all licensing rights under the agreement would revert to the university. The termination of the license would have a material adverse effect on the business of Innovir. Although Innovir intends to use its best efforts to comply with the terms of the license, there can be no assurance that the licensing agreement will not be terminated. Innovir believes, based on the opinion of counsel, that the use of this licensed technology does not infringe on a patent held by a third party. Nevertheless, there can be no assurance that infringement proceedings will not be brought against Innovir.

  In April 1994, Innovir (as licensee) entered into another non-exclusive licensing agreement with a university whereby Innovir has the non-exclusive, non-transferable right to use certain technology owned by the university. According to the terms of this agreement, Innovir is required to remit royalties on a quarterly basis, at various rates, as defined, beginning after the first commercial sale of a licensed product, as defined. In addition, Innovir is required to pay a minimum annual advance on earned royalties ("Advance") of $10,000, which is nonrefundable, but may be credited, as defined, against future royalties due the university. Advances paid to date have not been material. Royalties shall continue to be payable, irrespective of the termination of this license agreement, until such time as all sales of licensed products shall have ceased.

  During 1996, VHL entered into a research collaboration and licensing agreement with a pharmaceutical company ("Pharmaceutical Company"). Under the terms of the agreement, the Pharmaceutical Company and VHL will jointly develop certain technology and the Pharmaceutical Company obtained certain rights to the technology or received a defined royalty in the event VHL licenses the technology to a third party. The agreement also provides for the Pharmaceutical Company to make defined payments to VHL upon the occurrence of certain events related to the technology's development and the achievement of defined milestones. The agreement is for one year unless extended by the parties. During the year ended December 31, 1996, VHL received $40,000 from the Pharmaceutical Company in accordance with the agreement. Such amount has been included in other income.

NOTE 5--INVESTMENTS:

  Securities available for sale at December 31, 1996 are summarized as follows:

                                                          ESTIMATED  UNREALIZED
                                                COST     FAIR VALUE  GAIN (LOSS)
                                             ----------- ----------- -----------
   U.S. Treasury and agencies............... $ 4,867,000 $ 4,845,000  $(22,000)
   Mortgage-backed securities...............  17,548,000  17,583,000    35,000
   Asset-backed securities..................  11,181,000  11,182,000     1,000
   Corporate debt securities................   4,683,000   4,690,000     7,000
                                             ----------- -----------  --------
                                             $38,279,000 $38,300,000  $ 21,000
                                             =========== ===========  ========

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                       (A DEVELOPMENT STAGE ENTERPRISE)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


  During the year ended December 31, 1996 and December 31, 1994, the Company realized a gain (loss) of approximately $272,000 and ($74,000), respectively, on the sale of available-for-sale investments, included in other income.

  The cost and estimated fair value of available for sale securities by contractual maturity at December 31, 1996 is as follows:

                                                         ESTIMATED
                                                           COST     FAIR VALUE
                                                        ----------- -----------
   Due after one year through five years............... $14,098,000 $14,083,000
   Due after five years through ten years..............   5,721,000   5,719,000
   Due after ten years.................................     912,000     915,000
   Mortgage-backed securities..........................  17,548,000  17,583,000
                                                        ----------- -----------
                                                        $38,279,000 $38,300,000
                                                        =========== ===========

  Expected maturities may differ from contractual maturities because the issuers of the securities may have the right to repay obligations without repayment penalties.

  During 1996, the Company purchased for $800,000 an aggregate of 457,143 shares of the common stock of Epoch Pharmaceuticals, Inc. ("Epoch"), warrants to purchase 450,000 shares of Epoch's common stock at $2.00 per share and warrants to purchase an additional 450,000 common shares at $3.00 per share, which warrants expire on October 1, 1997 and October 1, 1998, respectively. In connection therewith, Epoch released the Company and its affiliates from any claims Epoch might have with respect to the Innovir's subsidiary, Ribonetics. During 1996, the Company recorded a charge to operations of $350,000 representing the excess over the fair value of securities at the date of purchase. On December 31, 1996, the Company recorded an unrealized loss of $164,000 on this investment which has been included as a reduction of shareholders' equity.

NOTE 6--EQUIPMENT:

  Equipment consists of the following:

                                                               DECEMBER 31,
                                                            -------------------
                                                               1996      1995
                                                            ---------- --------
   Office and laboratory equipment......................... $2,042,000 $ 91,000
   Computers...............................................    114,000   57,000
   Leasehold improvements..................................    689,000
                                                            ---------- --------
                                                             2,845,000  148,000
   Less accumulated depreciation and amortization..........    195,000   40,000
                                                            ---------- --------
   Net equipment........................................... $2,650,000 $108,000
                                                            ========== ========

NOTE 7--NOTES RECEIVABLE:

  Notes receivable, at December 31, 1995, consist of two notes of $250,000, each bearing interest at 12.5%, due on December 7, 1994 and January 21, 1995, respectively, and a $250,000 unsecured demand note bearing interest at 10% from Ribonetics. The notes were collateralized by laboratory equipment and a license for certain patent rights. At December 31, 1995 and December 31, 1994, $85,000 and $290,000, respectively, of the notes were charged to expense. On January 16, 1995, the Company assigned its rights to the notes and related

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                       (A DEVELOPMENT STAGE ENTERPRISE)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

agreements to VHL. On January 18, 1995, VHL took possession of the license in return for $150,000 of the notes which have been included in research and development expense as of December 31, 1994. No interest income was recognized for these notes for 1996, 1995 and 1994. The carrying value of these notes was included in the purchase price when the Company acquired Ribonetics as discussed in Note 2.

NOTE 8--ACCOUNTS PAYABLE AND ACCRUED EXPENSES:

  Accounts payable and accrued expenses consist of the following:

                                                               DECEMBER 31,
                                                            -------------------
                                                               1996      1995
                                                            ---------- --------
   Accounts payable........................................ $  859,000 $136,000
   Accrued expenses........................................    435,000
   Accrued payroll and related costs.......................     42,000
   Professional fees.......................................    567,000  296,000
                                                            ---------- --------
                                                            $1,903,000 $432,000
                                                            ========== ========

NOTE 9--NOTES PAYABLE:

  In December 1995, the Company issued $2,000,000 of unsecured promissory notes due at the earlier of one year or five days following a sale of equity securities of the Company, grossing proceeds of at least $2,000,000. The notes were issued in connection with a private placement of units, each unit consisting of a $50,000 unsecured promissory note bearing interest at a rate of 12% per annum (effective interest rate 24%) and 25,000 warrants ("bridge warrants") of the Company. The Company valued the warrants issued at $200,000 which has been accounted for as debt discount. The warrants contained provisions that in the event the Company consummates a public or private placement of its equity securities prior to December 26, 1998 which includes warrants ("new warrants"), then the bridge warrants would convert into new warrants. Effective with the private placement in 1996 (see Note 11), the bridge warrants were converted into new warrants. On June 28, 1996, the Company repaid the notes and accrued interest. The debt discount was recorded as interest expense.

NOTE 10--INNOVIR NOTE PAYABLE--WARRANTHOLDER:

  The term note provides for interest, payable quarterly at a rate of 8% per annum. The noteholder holds a lein on all the assets of Innovir. In connection with the issuance of the term note, Innovir issued a warrant which provides the holder with the right to acquire an aggregate of 40,000 shares of Innovir's common stock at $6.25 per share. Any accrued and unpaid interest ($44,000 as of December 31, 1996) related to the term note may also be used to acquire additional shares of common stock at a price of $6.25 per share. The warrant expires on February 10, 1998 and contains anti-dilution provisions and other defined adjustments in the event of a merger or reorganization, as defined. As of December 31, 1996, the warrant was exercisable and outstanding. The estimated fair value of the term note at December 31, 1996 was approximately $200,000. The fair value was estimated on the basis of the current rate of debt with similar characteristics.

  In addition, during November 1996, the payment terms of the term note were amended. (the "Amended Note") and related accrued and unpaid interest as of that date was deferred. In consideration for such amendment, Innovir issued a second warrant, which expires on November 21, 2001, to the noteholder to purchase 20,000 shares of the Company's common stock at $1.50 per share. The fair value of the warrant totaled approximately $16,000. Such amount is being accounted for as deferred financing cost and amortized over the

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                       (A DEVELOPMENT STAGE ENTERPRISE)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

remaining life of the Amended Note. Pursuant to the Amended Note, future payments of principal and deferred interest are as follows:

      YEAR ENDING                                                        FUTURE
      DECEMBER 31,                                                      PAYMENTS
      ------------                                                      --------
      1997............................................................. $ 36,000
      1998.............................................................  130,000
      1999.............................................................   97,000
                                                                        --------
                                                                        $263,000
                                                                        ========

  Interest expense with regard to the Amended Note was not material for all periods presented.

NOTE 11--SHAREHOLDERS' EQUITY:

 (a) Public offerings:

  On July 25, 1990, the Company effected an initial public offering of its securities. A total of 1,150,000 units, each comprised of five shares of common stock and five redeemable Class A warrants, were sold for $5.00 a unit, yielding net proceeds of approximately $4,546,000 after underwriting commissions and expenses.

  Prior to the initial public offering, the Company was recapitalized, whereby all outstanding preferred stock was converted into common stock, the treasury stock was retired, the par value of the common stock was changed from $0.01 to $0.001 a share, and the Company effected a .599-for-1 reverse stock split.

  On January 23, 1992, the Company effected a second public offering of its securities. A total of 1,380 units, each comprised of 2,275 shares of common stock and 2,275 redeemable Class A warrants, were sold for $5,000 a unit during January and February of 1992. This offering yielded net proceeds of approximately $5,710,000 after underwriting commissions and expenses.

  On January 27, 1994, the Company effected a third public offering of its securities. A total of 1,552 units, each comprised of 3,475 shares of common stock and 3,475 redeemable Class A warrants, were sold for $5,000 a unit, yielding net proceeds of approximately $6,385,000 after underwriting commissions and expenses.

  On April 9, 1996, the Company exercised its right to redeem all outstanding redeemable Class A warrants (the "Class A warrants") on May 10, 1996 (the "Redemption Date"). Between January 1, 1996 and the Redemption Date, approximately 13,900,000 Class A warrants were exercised resulting in the issue of one share of common stock and one redeemable Class B warrant (the "Class B warrant") for $1.50. On April 25, 1996, the Company exercised its right to redeem all outstanding Class B warrants on June 13, 1996 (the "B Class Redemption Date"). Between January 1, 1996 and the B Class Redemption Date, approximately 14,200,000 Class B warrants were exercised, resulting in the issuance of one share of common stock for $2.25. The exercise of Class A and B warrants yielded net proceeds of approximately $50,847,000 after commissions of $1,949,000 to an investment firm.

  On March 21, 1996, VIMRx entered into a Subscription and Registration Rights Agreement (the "Agreement") with a group of individuals, under which the Company agreed to issue 2,799,991 units, at a price of $1.50 per unit, consisting of one share of common stock and one-half of a warrant. Each warrant entitles the holder to purchase one share of common stock at an exercise price of $1.50 per share subject to adjustment, and exercisable through June 20, 2006. The net proceeds to the Company were approximately $4,058,000.

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                       (A DEVELOPMENT STAGE ENTERPRISE)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

  On June 21, 1996, the authorized capital stock of the Company was increased from 60,000,000 to 120,000,000 shares of common stock.

 (b) Stock option plans:

  The Company has established two employee stock option plans (the "1989 Plan" and the "1990 Plan"). No further options may be granted under the 1989 Plan. On June 20, 1996, the 1990 Plan was amended increasing the number of shares of common stock issuable upon exercise of options granted under the Plan from 1,200,000 to 2,400,000 shares. The shares of common stock are reserved for issuance upon exercise of either incentive or nonincentive options, which may be granted from time to time by a committee of the Board of Directors to employees and others. The terms of each incentive option and nonincentive option are for five years and ten years, respectively, from date of grant. The grant prices must be no less than 50% and 100% of the fair market value for nonincentive and incentive options, respectively. At December 31, 1996, options for 411,900 shares were available for future grant. Generally, options vest 25% per annum on the anniversary date of grant.

  Stock options outstanding under these plans are as follows:

                                           1989 PLAN           1990 PLAN
                                       ------------------ ---------------------
                                                WEIGHTED-             WEIGHTED-
                                                 AVERAGE               AVERAGE
                                                EXERCISE              EXERCISE
                                       SHARES     PRICE     SHARES      PRICE
                                       ------   ---------   ------    ---------
Outstanding at December 31, 1993......  15,594               520,808
  Granted.............................                     1,545,146    $0.87
  Expired.............................                    (1,755,954)    0.80
                                       -------            ----------
Outstanding at December 31, 1994......  15,594               310,000
  Granted.............................                       250,000     0.44
  Expired............................. (15,594)   $0.50     (135,500)    1.59
  Exercised...........................                      (150,000)    0.44
                                       -------            ----------
Outstanding at December 31, 1995......     -0-               274,500
  Granted.............................                     1,475,000     2.71
  Exercised...........................                       (12,000)    1.16
                                       -------            ----------    -----
Outstanding at December 31, 1996......     -0-             1,737,500    $2.34
                                       =======            ==========    =====

  The following table summarizes information about stock options outstanding at December 31, 1996 under the 1990 Plan:

                                      OPTIONS OUTSTANDING   OPTIONS EXERCISABLE
                                     --------------------- ---------------------
                                      WEIGHTED-
                                       AVERAGE
                                      REMAINING  WEIGHTED-             WEIGHTED-
                                     CONTRACTUAL  AVERAGE               AVERAGE
                           NUMBER       LIFE     EXERCISE    NUMBER    EXERCISE
RANGE OF EXERCISE PRICE  OUTSTANDING (IN YEARS)    PRICE   EXERCISABLE   PRICE
-----------------------  ----------- ----------- --------- ----------- ---------
   .44-- .69...........     250,000     2.88       $ .59     100,000     $0.63
  1.38--1.66...........     187,500     3.95        1.64      12,500      1.38
  2.56--3.31...........   1,300,000     4.41        2.85
                          ---------     ----       -----     -------     -----
                          1,737,500     4.14       $2.34     112,500     $1.46
                          =========     ====       =====     =======     =====

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                       (A DEVELOPMENT STAGE ENTERPRISE)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

  In August 1995, the Company adopted a Directors Stock Option Plan (the "Directors Plan") authorizing the issuance of five year options to purchase an aggregate of 920,000 shares at an exercise price equal to the fair market value of the common stock at date of grant. All the options were granted under the Directors Plan and no further options are available for grant.

  Additional information with respect to the Directors Plan option activity is summarized as follows:

                                                                       WEIGHTED-
                                                                        AVERAGE
                                                                       EXERCISE
                                                              SHARES     PRICE
                                                             --------  ---------
   Granted..................................................  920,000    $0.86
                                                             --------
   Outstanding at December 31, 1995.........................  920,000     0.86
   Exercised................................................ (200,000)    0.89
                                                             --------    -----
   Outstanding at December 31, 1996.........................  720,000    $0.85
                                                             ========    =====

  At December 31, 1996, all the options under the Directors Plan are exercisable.

  The following table summarizes information about stock options outstanding at December 31, 1996 under the Directors Plan:

                                                           OPTIONS OUTSTANDING
                                                         -----------------------
                                                                      WEIGHTED-
                                                                       AVERAGE
                                                                      REMAINING
                                                                     CONTRACTUAL
   EXERCISE                                                NUMBER       LIFE
     PRICE                                               OUTSTANDING (IN YEARS)
   --------                                              ----------- -----------
   $.75.................................................   350,000      3.67
    .9375...............................................   370,000      3.88
                                                           -------      ----
                                                           720,000      3.80
                                                           =======      ====

  The Company applies APB 25 in accounting for its stock option incentive plan and, accordingly, recognizes compensation expense for the difference between the fair value of the underlying common stock and the grant price of the option at the date of grant. The effect of applying SFAS No. 123 on 1995 and 1996 pro forma net loss as stated above is not necessarily representative of the effects on reported net loss for future years due to, among other things,
(1) the vesting period of the stock options and the (2) fair value of additional stock options in future years. Had compensation cost for the Company's stock option plans been determined based upon the fair value at the grant date for awards under the plans consistent with the methodology prescribed under SFAS No. 123, the Company's net loss in 1996 and 1995 would have been approximately $20.948 million and $5.28 million, or $.53 per share and $.27 per share, respectively. The fair value of the options granted during 1996 and 1995 are estimated at $2.20 per share and $.61 per share, respectively, on the date of grant using the Black-Scholes option-pricing model with the following assumptions: dividend yield of 0%, volatility of 1.10%, risk-free interest rate of 6.10%-6.73% for 1996 and 5.77%-7.08% for
1995, and expected life of 5 years.

 (c) Nonemployee director restricted stock award plan:

  On June 21, 1996, the Company adopted the 1996 Nonemployee Director Restricted Stock Award Plan (the "Award Plan") under which an aggregate of 900,000 shares of common stock are reserved for issuance as restricted shares of common stock to nonemployer directors. Restricted shares shall be forfeited by the

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                       (A DEVELOPMENT STAGE ENTERPRISE)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

nonemployee director in the event the director ceases to serve as director of the Company, except that such forfeiture provision will lapse at a rate of 25% of the number of restricted shares per annum commencing one year from the date of issuance.

  The Company has the right of first refusal to purchase any vested restricted shares proposed to be transferred by a nonemployee director for a period of 30 days after receipt of written notice at a per share price equal to the difference between the fair market value at the date of proposed transfer minus the difference between the fair market value at the date of grant less $1.00. During the year ended December 31, 1996, the Company granted 400,000 restricted shares under the Award Plan, none of which have vested. The Company valued these shares at $400,000, which is being amortized over the vesting period.

 (d) Warrants to acquire common stock:

  As of December 31, 1996, the Company had warrants to purchase 2,400,000 shares of common stock at an exercise price of $1.50 per share, exercisable through June 20, 2006 (see Notes 9 and 11).

  In addition, at December 31, 1996 the Company has warrants to purchase 365,000 shares of common stock at an exercise price of $.01 per share, exercisable through May 21, 2006 (see Note 2[b]).

  As of December 31, 1996 there were 2,765,000 warrants exercisable at a weighted-average exercise price of $1.30.

 (e) Other options:

  In connection with its public offerings, the Company sold to the underwriter, at a nominal amount, the following options for the purchase of units:

                                      NUMBER EXERCISE NUMBER OF
                                        OF    PRICE    SHARES
                                      UNITS  PER UNIT RESERVED  EXPIRATION DATE
                                      ------ -------- --------- ----------------
   1992 offering.....................  120    $8,000    819,000 July 24, 1997
   1994 offering.....................  135     7,000  1,407,374 January 20, 1999

  The units are identical to the units sold in the respective offerings except that the warrants included therein, which expire on July 24, 1997, are not subject to redemption by the Company. The units are subject to adjustment for dilution (as defined). Each Class A warrant entitles the holder to purchase a unit consisting of one share of common stock and one redeemable Class B detachable warrant. Each Class B warrant entitles the holder to purchase one share of common stock.

  The Company has granted stock options to certain consultants, who are also directors, of the Company as follows:

   NUMBER OF                              EXERCISE
    SHARES                                 PRICE     TERM     EXPIRATION DATE
   ---------                              -------- -------- --------------------
   1,300,000.............................  $0.94    5 years November 17, 2000(1)
   2,000,000.............................   0.53    3 years August 6, 1998(1)
     100,000.............................   1.47   10 years March 11, 2006(2)
     100,000.............................   1.47   10 years March 11, 2006(2)

--------
(1) During 1995 the Company valued these options at an aggregate of $591,000 which are being amortized over the vesting period.
(2) Options granted in connection with the March 1996 agreement (see Note 11 [a]) whereby certain directors agreed to provide operating funds if needed through September 1996.

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                       (A DEVELOPMENT STAGE ENTERPRISE)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


NOTE 12--INCOME TAXES:

  There is no provision (benefit) for federal, state or local income taxes for all periods presented, since the Company has incurred operating losses since inception and has established a valuation allowance equal to the total deferred tax asset.

  The federal tax effect of net operating loss carryforwards, temporary differences and research and development tax credit carryforwards is as follows:

                                                          DECEMBER 31,
                                                    -------------------------
                                                        1996         1995
                                                    ------------  -----------
   Deferred tax assets and valuation allowance:
     Net operating loss carryforwards.............. $ 15,947,000  $ 6,698,000
     Deferred liabilities..........................       40,000
     Deferred costs................................      285,000
     Research and experimental tax credit
      carryforwards................................      570,000
     Valuation allowance...........................  (16,842,000)  (6,698,000)
                                                    ------------  -----------
                                                    $        -0-  $       -0-
                                                    ============  ===========

  As of December 31, 1996, the Company has available for tax purposes the following net operating loss carryforwards:

   United States (expires through 2011) (including approximately
    $25,000,000 relating to Innovir)............................. $47,000,000
   United Kingdom (no expiration date)...........................     970,000
   Germany (no expiration date)..................................   1,700,000

  The Company's research and development tax credit carryforward of approximately $570,000 expires in various years from 2005 through 2012 and is subject to limitation due to a change in ownership pursuant to Section 382 of the Internal Revenue Code.

  At December 31, 1996 the Company had available net operating loss carryforwards to reduce future taxable income of approximately $47,000,000. The net operating loss carryforwards expire in various amounts through 2011. The Company's ability to utilize $25,000,000 of its $47,000,000 net operating loss carryforwards is subject to a cumulating, annual limitation of approximately $1,200,000 pursuant to Section 382 of the Internal Revenue Code. The $22,000,000 balance would become subject to limitation (the amount of which would be based on the then value of the Company's outstanding shares) if and when an "ownership change" (as defined in Section 382 of the Internal Revenue Code) were to occur.

NOTE 13--RELATED PARTY TRANSACTIONS:

 (a) Employment agreements:

  On April 1, 1996 Innovir entered into an employment agreement with an officer/stockholder ("officer") of Innovir expiring March 31, 1998, whereby the officer has agreed to devote his full business time to Innovir to further develop certain Company technology. The terms of the agreement provide for a base salary of $200,000 per annum, adjusted annually, plus a key performance bonus, as determined by Innovir's Board of Directors (the "Board"). In addition, the agreement provides for the officer to supply certain equipment to Innovir to be used during his term of employment. At the conclusion of employment, the equipment will be returned to the officer.

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                       (A DEVELOPMENT STAGE ENTERPRISE)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)


 (b) Consulting agreements:

  Innovir has several agreements with consultants, two of whom are stockholders ("stockholders/ consultants") of Innovir. The consultants perform services for Innovir in consideration for certain fees. The consultants have also agreed to assign to Innovir any inventions, ideas, patents and copyrights conceived if related to Innovir's business and provide other services as defined in agreements. To date, fees paid to the stockholders/consultants have not been material. Future minimum quarterly payments to the stockholders/consultants are approximately $46,000 through March 31, 1998 and $24,000 thereafter through March 31, 2000. Under certain conditions, Innovir may have to pay additional amounts ("patent award"), as defined, in the event the research performed by one of the consultants leads to the issuance of a patent. Patent awards paid to date have not been material.

  In April 1994, the Company retained MKS Enterprises Inc. ("MKS"), an entity 50% owned by one of the then Company's directors, to perform financial and consulting services. In consideration, therefore, the Company paid $62,500 and $112,500, respectively, in 1995 and 1994 and issued 240,000 shares of common stock in December 1994 valued at $75,000. MKS was dissolved in 1995.

 (c) CambES, Ltd:

  In 1994, the Company completed its purchase of 60,060 shares of preferred stock of CambES, Ltd. ("CambES), a U.S. company, for $200,000 and provided $50,000 of additional funding.

  In April 1995, VIMRx acquired the debt and equity interest in CambES held by Venkol Ventures, Ltd. and Venkol Ventures, L.P. (collectively, the "Venkol Entities") for $100,000. The then Chairman of the Company is a general partner of Venkol Ventures General Partners, L.P., which is the general partner of Venkol Ventures, L.P. and a shareholder and advisor to Venkol Ventures, Ltd.

  CambES has no material assets or liabilities at December 31, 1996, December 31, 1995 and December 31, 1994 and no material operations in 1996, 1995 and 1994.

NOTE 14--COMMITMENTS AND OTHER MATTERS:

 (a) Research agreements:

  The Company has entered into research fellowships and other agreements with universities and institutions (the "Institutions"). Future payments aggregate approximately $600,000 payable at various dates through June 1998. Under certain conditions, the Company or the Institutions may terminate the respective agreements with 30 or 60 days notice.

 (b) Lease commitments:

  Operating leases:

  The Company leases various office and laboratory spaces under noncancelable operating leases and subleases (the "Leases") expiring at periods between May 31, 1999 and June 30, 2001. In addition, the Company leases certain laboratory space on a month-to-month basis. The Leases provide for escalations of the minimum rent during the lease terms.

  The Company also leases automobiles and office equipment under noncancelable operating leases. The Leases expire at various times through June 2001.

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                       (A DEVELOPMENT STAGE ENTERPRISE)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

  Future minimum rental payments under all operating leases are as follows:

      YEAR ENDING                                                     MINIMUM
      DECEMBER 31,                                                 ANNUAL RENTAL
      ------------                                                 -------------
       1997.......................................................  $  534,000
       1998.......................................................     553,000
       1999.......................................................     312,000
       2000.......................................................      80,000
       2001.......................................................      39,000
                                                                    ----------
                                                                    $1,518,000
                                                                    ==========

  Rent expense approximated $250,000, $107,000 and $31,000 for the years ended December 31, 1996, December 31, 1995 and December 31, 1994, respectively.

  Innovir was required by the terms of one of the leases to obtain the required approval for the lessor prior to the consummation of the Transaction discussed in Note 2 to the financial statements. Accordingly, the Company may be considered to be in violation of the terms of the amended sublease, which would also trigger certain cross default provisions contained in capital leases obligations. The present value of long-term portion of the capital lease obligations, which may be considered to be in default, totals approximately $40,000. The accompanying financial statements reflect such amount as a current liability.

  Capital leases:

  Innovir leases certain equipment under various noncancelable capital lease agreements. Lease terms range from three to five years, after which Innovir has the option to purchase the equipment at amounts defined by the respective lease agreements. In lieu of purchasing the equipment, certain leases may be extended for specified periods, at defined monthly payments. Upon expiration of the extended lease terms, Innovir may purchase the equipment for one dollar or must return the equipment to the lessor.

  Certain capital leases, as amended (the "Amended Leases") contain various covenants which include maintaining a minimum cash level, as defined, of $250,000 during the term of the leases. This covenant indirectly restricts Innovir's ability to pay dividends.

  At December 31, 1996, minimum rental payments under all capital leases, including payments to acquire leased equipment, are as follows:

      YEAR ENDING                                                     MINIMUM
      DECEMBER 31,                                                 ANNUAL RENTAL
      ------------                                                 -------------
       1997.......................................................  $  536,000
       1998.......................................................     357,000
       1999.......................................................     165,000
       2000.......................................................      46,000
       2001.......................................................      36,000
                                                                    ----------
                                                                     1,140,000
       Less amount representing interest..........................     205,000
                                                                    ----------
       Present value of net minimum capital lease payments........  $  935,000
                                                                    ==========

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                       (A DEVELOPMENT STAGE ENTERPRISE)

                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

  Leased equipment included as a component of fixed assets was approximately $1,387,000 at December 31, 1996; related accumulated depreciation was approximately $405,000 for the same period. There was no leased equipment at December 31, 1995.

NOTE 15--RETIREMENT PLANS:

  Innovir adopted the provisions of two defined contribution retirement plans (the "Plans"). The terms of the Plans, among other things, allow certain eligible employees who have met certain age and service requirements to participate in the Plans. Innovir has agreed to contribute defined amounts ("Contributions") to the plans. In addition, based upon Innovir's profitability, Innovir may also make discretionary contributions to the Plans. Contributions to date have not been material.

NOTE 16--CONTINGENCIES:

  During February 1996, Innovir was named as a defendant in an action filed by an investor alleging that Innovir refused to honor the investor's request to convert certain shares of Innovir's common stock. During February 1997, the investor and Innovir settled the action at no material cost to Innovir or to the Company.

  The Company is aware of patents in the United States and Europe held by an unaffiliated third party relating to certain technology which may be infringed by certain of VHL's oligozymes, in which event a license from such third party would be required.

NOTE 17--FOREIGN OPERATIONS:

  A summary of financial data of foreign subsidiaries included in the consolidated financial statements as follows:

                                                               DECEMBER 31,
                                                           ---------------------
                                                              1996       1995
                                                           ---------- ----------
   Assets................................................. $  853,000 $  117,000
   Liabilities............................................    336,000     19,000
   Net Loss...............................................  1,535,000  1,311,000

NOTE 18--SUBSEQUENT EVENT:

  On March 7, 1997 the Company entered into a research agreement with the trustees of Columbia University in the City of New York ("Columbia") to fund the Columbia Genome Center ("CGC"). In connection therewith VIMRx Genomics, Inc. was formed (owned 90% by the Company and 10% by Columbia) to provide $30,000,000 ($4.7 million to be paid during the first year in quarterly installments) of funding for CGC related projects over five years. In addition, the Company granted Columbia 200,000 shares of common stock.

                                                                        ANNEX C

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM 10-Q

[X]               QUARTERLY REPORT PURSUANT TO SECTION 13 OR
                 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                 FOR THE QUARTERLY PERIOD ENDED JUNE 30, 1997

                                      OR

[_]               TRANSITION REPORT PURSUANT TO SECTION 13 OR
                 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                FOR THE TRANSITION PERIOD FROM        TO

                          COMMISSION FILE NO. 0-19153

                               ----------------

                          VIMRX PHARMACEUTICALS INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                              06-1192468
    (STATE OR OTHER JURISDICTION OF     (I.R.S. EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)

   2751 CENTERVILLE ROAD, SUITE 210,                    19808
         WILMINGTON, DELAWARE                        (ZIP CODE)
    (ADDRESS OF PRINCIPAL EXECUTIVE
               OFFICES)

      Registrant's telephone number, including area code: (302) 998-1734

  Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                Yes [X]  No [_]

  The aggregate number of Registrant's shares outstanding on August 11, 1997 was 55,358,676 shares of Common Stock, $.001 par value.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                           VIMRX PHARMACEUTICALS INC.

                                     INDEX

                                                                            PAGE
                                                                            ----
 PART I--FINANCIAL INFORMATION
 Item 1. Financial Statements:
         Consolidated Balance Sheets as of June 30, 1997 (unaudited) and
          December 31, 1996...............................................   C-3
         Consolidated Statements of Operations (unaudited) for the Three and Six Months Ended
          June 30, 1997 and 1996, and for the Period from Inception
          through June 30, 1997...........................................   C-4
         Consolidated Statements of Cash Flows (unaudited) for the Six
          Months Ended June 30, 1997 and 1996, and for the Period from
          Inception through June 30, 1997.................................   C-5
         Notes to Financial Statements (unaudited)........................   C-6
         Management's Discussion and Analysis of Financial Condition and
 Item 2.  Results of Operations...........................................   C-8
 PART II--OTHER INFORMATION
 Item 1. Legal Proceedings................................................  C-10
 Item 2. Changes in Securities............................................  C-10
 Item 3. Defaults upon Senior Securities..................................  C-10
 Item 4. Submission of Matters to a Vote of Security Holders..............  C-10
 Item 5. Other Information................................................  C-10
 Item 6. Exhibits and Reports on Form 8-K.................................  C-11
 SIGNATURES................................................................ C-12

PART I--FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)

                          CONSOLIDATED BALANCE SHEETS

                                                        JUNE 30,
                                                          1997     DECEMBER 31,
                                                       (UNAUDITED)     1996
                                                       ----------- ------------
                                                         (IN THOUSANDS EXCEPT
                                                             SHARE DATA)
                        ASSETS
Current assets:
  Cash and cash equivalents...........................  $  2,445     $  8,611
  Shortterm investments...............................    34,372       38,300
  Other current assets................................       246          348
                                                        --------     --------
  Total current assets................................    37,063       47,259
  Equipment--net......................................     3,096        2,650
  Marketable equity securities........................       286          286
  Other assets........................................       292          261
  Goodwill............................................     1,030        1,236
                                                        --------     --------
    Total.............................................  $ 41,767     $ 51,692
                                                        ========     ========
                     LIABILITIES
Current liabilities:
  Accounts payable and accrued expenses...............  $  1,845     $  1,903
  Term note payable--warrantholder....................        36           36
  Capital leases......................................       472          472
                                                        --------     --------
    Total current liabilities.........................     2,353        2,411
Term note payable--warrantholder......................       227          227
Capital leases........................................       292          463
                                                        --------     --------
    Total liabilities.................................     2,872        3,101
                                                        --------     --------
Minority interest in subsidiary.......................     1,035        2,381
                                                        --------     --------
                 SHAREHOLDERS' EQUITY
Common stock; $0.001 par value, 120,000,000 shares
 authorized, 55,187,387 and 54,429,887 shares issued
 and outstanding at June 30, 1997 and December 31,
 1996, respectively...................................        55           54
Additional paid-in capital............................    90,649       89,478
Unearned compensation.................................      (534)        (800)
Unrealized (loss) on investment                             (167)        (143)
Cumulative translation adjustment.....................       (65)          (8)
Deficit accumulated during the development stage......   (52,078)     (42,371)
                                                        --------     --------
    Total shareholders' equity........................    37,860       46,210
                                                        --------     --------
    Total.............................................  $ 41,767     $ 51,692
                                                        ========     ========

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                           THREE MONTHS ENDED       SIX MONTHS ENDED
                                JUNE 30,                JUNE 30,          DECEMBER 30, 1986
                          ----------------------  ----------------------   (INCEPTION) TO
                             1997        1996        1997        1996       JUNE 30, 1997
                          ----------  ----------  ----------  ----------  -----------------
Operating expenses:
  Research and
   development..........     $ 3,497      $  606     $ 6,714      $  976       $22,653
  Purchased research and
   development..........         600       2,942       1,800       2,942        16,284
  Termination of
   Agreement............         --          --          --         (464)          --
  General and
   administrative.......       2,528       1,156       4,128       2,124        17,910
                          ----------  ----------  ----------  ----------       -------
                               6,525       4,704      12,642       5,578        56,847
                          ----------  ----------  ----------  ----------       -------
Other (income) expenses:
  Royalty payments......          50         --          100         100           400
  Interest (income).....        (601)        (77)     (1,282)        (95)       (4,233)
  Interest expense......          46         213          83         319           496
  Provision for losses
   on notes receivable..         --          --          --          --            135
  Investment in and
   advances to research
   and development
   entities charged to
   expense..............         --          --          --          --            700
  Minority interest in
   net loss of
   consolidated
   subsidiary...........        (929)        --       (1,876)        --         (1,992)
  Other--net............         (64)        --           40         --           (275)
                          ----------  ----------  ----------  ----------       -------
                              (1,498)        136      (2,935)        324        (4,769)
                          ----------  ----------  ----------  ----------       -------
NET LOSS................     $ 5,027      $4,840     $ 9,707      $5,902       $52,078
                          ==========  ==========  ==========  ==========       =======
NET LOSS PER SHARE......     $   .09      $  .11     $   .18      $  .18
                          ----------  ----------  ----------  ----------
WEIGHTED AVERAGE NUMBER
 OF SHARES OF COMMON
 STOCK OUTSTANDING......  54,770,848  43,157,768  54,626,741  32,336,359
                          ==========  ==========  ==========  ==========

                  VIMRX PHARMACEUTICALS INC. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                 SIX MONTHS       DECEMBER 30,
                                               ENDED JUNE 30,         1986
                                               ----------------  (INCEPTION) TO
                                                1997     1996     JUNE 30, 1997
                                               -------  -------  --------------
                                               (IN THOUSANDS EXCEPT PER SHARE
                                                           DATA)
Cash flows from operating activities:
 Net loss..................................... $(9,707) $(5,902)    $(52,078)
 Adjustments to reconcile net (loss) to net
  cash (used in) operating activities:
 Depreciation and amortization................     514       10          768
 Amortization of debt discount................              198          200
 Interest expense settled through issuance of
  stock.......................................                            72
 Consulting fees settled through issuance of
  stock.......................................               41           75
 Research and development expenses to be
  settled through the issuance of stock.......             (464)
 Provision for losses on notes receivable.....                           135
 Investment in and advances to research and
  development entities charged to expense.....                           700
 (Gain) on sale of subsidiaries...............                        (2,889)
 Noncash compensation.........................     266                   845
 Purchased in process research and
  development.................................   1,200    1,787       18,574
 Loss from disposal of equipment..............                            20
 Deferred financing cost......................              310          310
 Minority interest in net loss................  (1,846)               (1,962)
 Changes in operating assets and liabilities:
  Decrease in prepayments under research
   contracts (Increase) in organization
   costs......................................                            (3)
  (Increase) decrease in other current assets
   and other assets...........................      70       42         (129)
  Increase (decrease) in accounts payable and
   accrued expenses...........................     (58)      74           58
                                               -------  -------     --------
   Net cash (used in) operating activities....  (9,561)  (3,904)     (35,304)
                                               -------  -------     --------
Cash flows from investing activities:
 Net (purchases) sales of short-term
  investments.................................   3,904               (34,375)
 Payment for acquisition, net of cash
  acquired....................................                        (2,011)
 Purchase of marketable securities............                          (450)
 Purchases of equipment.......................    (754)    (385)      (1,794)
 Proceeds from sale of equipment..............                            39
 Loans to DNA Pharmaceuticals, Inc............                          (296)
 Repayment of DNA Pharmaceuticals, Inc.
  loans.......................................                           161
 Loans to Ribonetics GmbH.....................                          (600)
 Investment in and loan to CambES, Ltd........                          (325)
                                               -------  -------     --------
   Net cash provided by (used in) investing
    activities................................   3,150     (385)     (39,651)
                                               -------  -------     --------
Cash flows from financing activities:
 Proceeds from sales of preferred and common
  stock, net..................................            4,200       24,836
 Proceeds from issuance of common stock in
  connection with the exercise of
  warrants/options............................     472   51,873       51,583
 Purchase of treasury stock...................                            (8)
 Proceeds from bridge loans...................                         3,141
 Repayment of bridge loans....................           (2,000)      (2,500)
 Repayment of leased obligations..............    (171)                 (171)
 Issuance of convertible demand notes
  payable.....................................                           600
 Return of capital............................                           (14)
                                               -------  -------     --------
   Net cash provided by financing activities..     301   54,073       77,467
                                               -------  -------     --------
Effect of exchange rate used in changes on
 cash.........................................     (56)                  (67)
                                               -------  -------     --------
NET INCREASE (DECREASE) IN CASH AND CASH
 EQUIVALENTS..................................  (6,166)  49,784        2,445
Cash and cash equivalents at beginning of
 period.......................................   8,611    2,219
                                               -------  -------     --------
CASH AND CASH EQUIVALENTS AT END OF PERIOD.... $ 2,445  $52,003     $  2,445
                                               =======  =======     ========

                          VIMRX PHARMACEUTICALS INC.

                         NOTES TO FINANCIAL STATEMENTS

                           JUNE 30, 1997 (UNAUDITED)

(1) FINANCIAL STATEMENT PRESENTATION

  The unaudited financial statements of VIMRx Pharmaceuticals Inc. and subsidiaries (the "Company") herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (SEC) and, in the opinion of management, reflect all adjustments (consisting only of normal recurring accruals) necessary to present fairly the results of operations for the interim periods presented. Certain information and footnote disclosures normally included in financial statements, prepared in accordance with generally accepted accounting principles, have been condensed or omitted pursuant to such rules and regulations. However, management believes that the disclosures are adequate to make the information presented not misleading. These financial statements and the notes thereto should be read in conjunction with the financial statements and the notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996. The results for the interim periods are not necessarily indicative of the results for the full fiscal year.

(2) PRINCIPLE OF CONSOLIDATION

  Consolidated Financial Statements include the accounts of VIMRx
Pharmaceuticals Inc., Innovir Laboratories, Inc., and all subsidiaries which are at least majority owned. All significant inter-company transactions and balances have been eliminated.

(3) CASH FLOWS AND SUPPLEMENTAL CASH FLOW DISCLOSURES

  For purposes of the statements of cash flows, the Company considers investments with original maturities of up to 90 days to be cash equivalents.

(4) ROYALTY PAYMENTS

  Royalty payments represents the annual $100,000 minimum royalty payment under the Company's license agreement with New York University Medical Center and the Weizmann Institute of Science in Israel.

(5) RESEARCH AGREEMENTS

  On March 7, 1997, the Company entered into a research agreement with Columbia University whereby the Company, through a newly established subsidiary, VIMRx Genomics, Inc., will provide $30 million in funding to Columbia over the next five years at approximately $6 million per year in exchange for the right to exclusively license technology developed by Columbia. Columbia has a 10% interest in VIMRx Genomics, Inc. (valued at $500,000), and has received 200,000 common shares of the Company (valued at $700,000), which collectively ($1.2 million) have been allocated to purchased research and development.

  On March 28, 1997, the Company entered into a research agreement with Columbia University whereby the Company will provide $2.7 million in funding over 3 years to research and develop Blood Factor IXai.

  During the second quarter of 1997, the Company acquired the rights to two compounds, Blood Factor IXai (VM201) and a wound healing compounds (VM301) for cash payments aggregating $400,000. These payments and fees paid in relation to the agreement between Columbia and VGI ($200,000) were allocated to purchased research and development ($600,000).

(6) LETTER OF INTENT

  On June 12, 1997, the Company signed a letter of intent with Baxter Healthcare Corporation to form a new company to acquire the assets and licenses of Baxter's Immunotherapy Division.

                          VIMRX PHARMACEUTICALS INC.

                           JUNE 30, 1997 (UNAUDITED)


  Pursuant to the letter of intent, the Company and Baxter will form a new company, yet to be named, into which the assets of Baxter's Immunotherapy Division will be transferred. VIMRx will hold a majority ownership (80%) position in the new company and Baxter will hold a minority ownership (20%) position. VIMRx will issue to Baxter 11 million shares of common stock and convertible preferred shares with a nominal value of $40 million. To the extent the 11 million shares of common stock are worth less than $50 million at the time of closing, Baxter will receive additional convertible preferred shares. The conversion price for the preferred shares will be determined according to the closing prices of VIMRx's common stock within an 18 month period following the closing of the transaction, subject to a floor of $5.50 per share and a ceiling of $7.50 per share. Baxter will provide $20 million and VIMRx will provide $10 million to the new company as initial operating funds. The new company will pay Baxter milestone payments, related to regulatory approvals, of up to $21 million over several years. Baxter will retain its exclusive license to the CD34 antibody used in selection technology and sublicense it to the new company. Baxter will have one representative on the new company's board of directors and one representative on VIMRx's board of directors. The terms included in the letter of intent are subject to the signing of a definitive agreement between VIMRx and Baxter and the approval by the boards of directors of VIMRx and Baxter and the stockholders of VIMRx, which is anticipated to occur in the third quarter of 1997.

(7) NEW ACCOUNTING PRONOUNCEMENTS

  In February 1997, the Financial Accounting Standards Board ("FASB") issued SFAS No. 128, "Earnings Per Share." This Statement establishes standards for computing and presenting earnings per share (EPS) and applies to entities with publicly held common stock or potential common stock. This Statement simplifies the standards for computing earnings per share previously found in APB Opinion No. 15, "Earnings Per Share," and makes them comparable to international EPS standards. It replaces the presentation of primary EPS with a presentation of basic EPS. It also requires dual presentation of basic and diluted EPS on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. This Statement is effective for financial statements issued for periods ending after December 15, 1997, including interim periods; earlier application is not permitted. This Statement requires restatement of all prior-period EPS data presented. The adoption of this Statement will not have any impact on the Company's EPS disclosure, as the Company's stock options and warrants are anti-dilutive and will be excluded from the denominator of earnings per share; thus, earnings per common share is equal to basic earnings per share as computed under SFAS No. 128.

                          VIMRX PHARMACEUTICALS INC.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

  The following discussion and analysis should be read in conjunction with the financial statements and notes thereto included elsewhere in this Quarterly Report on Form 10-Q and with the Company's Annual Report on Form 10K for the fiscal year ended December 31, 1996. The Company is in the development stage and has had no operating revenues since its organization in December 1986.

 Three Months Ended June 30, 1997 and 1996

  Total operating expenses increased by $1,821,000, or 39%, due to a $2,891,000 increase in research and development expenses, a $2,342,000 decrease in purchased research and development, a $1,169,000 increase in general and administrative expenses and $103,000 amortization of goodwill.

  Research and development expenses increased $2,891,000 due to the inclusion of the New York operations of Innovir Laboratories, Inc. ("Innovir"), a majority interest of which was acquired by the Company on December 23, 1996 ($1,050,000), increased operations in Europe ($447,000), funding paid under the collaboration agreement with Columbia University by VIMRX Genomics Inc. ($1,175,000) and increases in expenses related to clinical trials and other expenses.

  The purchased research and development incurred for the three months ended June 30, 1997 ($600,000) relates to payments made to acquire rights to two compounds and fees paid in relation to ongoing research and development made available to VIMRX Genomics, Inc. by Columbia University. In 1996, the purchased research and development expense related to the acquisition of Ribonetics GmbH ($2,942,000).

  General and administrative expenses increased $1,169,000 (101%) principally due to the inclusion of Innovir's operations ($609,000) and increased compensation expenses net of decreases in director's consulting fees and legal fees ($560,000).

  Goodwill, which was recorded in the acquisition of Innovir, will be amortized over three years.

  Interest income increased $524,000 (680%), due to an increase in funds available for investment (see "Liquidity and Capital Resources") and a higher effective interest rate. Interest expense decreased $167,000 (78%) due principally to the repayment of a bridge loan in June 1996.

  The minority interest in the net loss of consolidated subsidiaries ($929,000) results from the interest of minority stockholders in Innovir and VIMRX Genomics, Inc., two of the Company's subsidiaries.

  Other income expenses increased $64,000 due to capital losses on short-term investments.

  The foregoing resulted in a $187,000 (4%) increase in the net loss for the three month period ended June 30, 1997.

 Six Months Ended June 30, 1997 and 1996

  Operating expenses for the six months ended June 30, 1997 increased $7,064,000 (127%) from the same period in 1996, due principally to acquisitions of companies and technologies made at various times during 1996 and 1997. During that period, research and development expenses increased $5,738,000 (588%), general and administrative expenses increased $1,798,000 (85%) and amortization of goodwill was recorded at $206,000. These increases were offset by a $1,142,000 (39%) decrease in purchased research and development. In addition, the 1996 period experienced a one-time $464,000 credit for termination of agreement.

  The $5,738,000 increase in research and development expense resulted from the acquisition of Innovir Laboratories, Inc. which was included in the financial statements from the date of acquisition, December 23, 1996 ($2,096,000), increased operations in Europe ($952,000), funding paid under the collaboration agreement with Columbia University by VIMRX Genomics, Inc. ($2,350,000) and increases in expenses related to clinical trials and other expenses.

  General and administrative expenses increased $1,798,000 principally due to the inclusion of Innovir's operations ($1,327,000) and increased compensation expense, net of decreased legal, financing and other costs.

  Goodwill, which was recorded in the acquisition of Innovir, is being amortized over three years.

  The purchased research and development expense recorded for the six months ended June 30, 1997 ($1,800,000) relates to the issuance of common stock of the Company to Columbia University, the purchase of compound VM 201 from Columbia University and the purchase of compound VM 301. The purchased research and development expense recorded for the six months ended June 30, 1996 relates to the acquisition of Ribonetics GmbH ($2,942,000).

  Interest income increased $1,187,000, due to an increase in funds available for investment and a higher effective interest rate. Interest expenses decreased $236,000 (74%) due to the bridge loan that was repaid in June 1996.

  The minority interest in the net loss of consolidated subsidiaries ($1,876,000) results from the interest of minority stockholders in Innovir and VIMRX Genomics, two of the Company's subsidiaries.

  Other expenses of $40,000 is due to capital losses on short-term investments.

  The foregoing resulted in a $3,805,000 increase in the net loss for the six months ended June 30, 1997.

 Liquidity and Capital Resources

  The Company is in the development stage, has realized no operating revenues and has financed its operations through the sale of its securities.

  The Company had $36,817,000 in cash, cash equivalents and marketable securities held for sale at June 30, 1997, as compared to $46,911,000 at December 31, 1996 and working capital of $34,710,000 at June 30, 1997, as compared to $44,848,000 at December 31, 1996. The decrease in cash and working capital position results from the funds expended in operations and the expansion and upgrade of Innovir's laboratory facilities.

  The Company expects to incur substantial expenditures in the foreseeable future for the research and development and commercialization of its proposed products. Based on current projections, which are subject to change, the Company's management believes that the present balance of cash, cash equivalents and marketable securities held for sale is sufficient to fund its operations for about two years, assuming no capital infusions or revenues are received (it is management's belief, however, that such capital infusions and revenues will occur). Thereafter, the Company will require additional funds, which it may seek to raise through public or private equity or debt financings, collaborative or other arrangements with corporate sources, or through other sources of financing.

                          PART II--OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS.

  Not Applicable.

ITEM 2. CHANGES IN SECURITIES.

  Not applicable.

ITEM 3. DEFAULTS UPON SENIOR SECURITIES.

  Not applicable.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

  On June 24, 1997, the stockholders of VIMRx Pharmaceuticals Inc. ("VIMRx" or the "Company") held their Annual Meeting in New York City. The holders of 45,298,248 shares of Common Stock were present or represented by proxy, out of 54,642,437 shares of Common Stock issued and outstanding on May 9, 1997, the record date for the Annual Meeting and, accordingly, a quorum was present and matters were voted on as follows:

  a. By plurality vote, the following persons were elected directors of the
     Company:

                                                                FOR     WITHHELD
                                                             ---------- --------
     Donald G. Drapkin...................................... 45,069,625 228,623
     Richard L. Dunning..................................... 45,083,765 214,488
     Eric A. Rose, M.D. .................................... 45,083,765 214,488
     Laurence D. Fink....................................... 45,083,765 214,488
     Jerome Groopman, M.D. ................................. 45,083,765 214,488
     Linda G. Robinson...................................... 45,083,765 214,488
     Lindsay A. Rosenwald, M.D. ............................ 45,082,765 215,483
     Michael Weiner, M.D. .................................. 45,083,765 214,488

  b. Certain amendments to the Company's 1990 Incentive and Non-Incentive Stock Option Plan to conform the plan to certain statutory and regulatory developments and to provide the Board of Directors and the Compensation Committee with greater flexibility in determining the terms and conditions of options, were approved. Votes totaling 34,081,376 were in favor of the amendments, 4,084,847 were against them, 458,824 abstained, and there were no broker non-votes.

  c. Approval of the Company's 1997 Stock Option Plan was approved. Votes totaling 44,922,919 were in favor of the plan, 190,179 were against it, 185,150 abstained, and there were no broker non-votes.

  d. Ratification of the appointment of KPMG Peat Marwick, LLP as independent auditors for the year ending December 31, 1997 also passed. Votes totaling 44,922,919 were in favor of the ratification, 190,179 were against it, 185,150 abstained, and there were no broker non-votes.

ITEM 5. OTHER INFORMATION.

  In June 1997, the Company entered into a letter of intent with Baxter Healthcare Corporation ("Baxter"), the principal U.S. operating subsidiary of Baxter International Inc. (NYSE: BAX) to form a new cell therapy company to develop innovative treatments for cancer and other life-threatening diseases. The proposed alliance would combine Baxter's ex vivo cellular selection and storage business with the Company's access to genomics technology to create a leading comprehensive ex vivo and gene therapy enterprise.

  Pursuant to the letter of intent, the Company and Baxter will form a new company, yet to be named, into which the assets of Baxter's Immunotherapy Division will be transferred. VIMRx will hold a majority ownership (80%) position in the new company and Baxter will hold a minority ownership (20%) position. VIMRx will issue to Baxter 11 million shares of common stock and convertible preferred shares with a nominal value of $40 million. To the extent the 11 million shares of common stock are worth less than $50 million at the time of closing, Baxter will receive additional convertible preferred shares. The conversion price for the preferred shares will be determined according to the closing prices of VIMRx's common stock within an 18 month period following the closing of the transaction, subject to a floor of $5.50 per share and a ceiling of $7.50 per share. Baxter will provide $20 million and VIMRx will provide $10 million to the new company as initial operating funds. The new company will pay Baxter milestone payments, related to regulatory approvals, of up to $21 million over several years. Baxter will retain its exclusive license to the CD34 antibody used in selection technology and sublicense it to the new company. Baxter will have one representative on the new company's board of directors and one representative on VIMRx's board of directors. The terms included in the letter of intent are subject to the signing of a definitive agreement between VIMRx and Baxter and the approval by the boards of directors of VIMRx and Baxter and the stockholders of VIMRx, which is anticipated to occur in the third quarter of 1997.

  In July 1997, the Company's 2,399,993 outstanding Common Stock Purchase Warrants (the "Warrants") commenced trading on The Nasdaq National Market. Each Warrant entitles the registered holder to purchase one shares of Common Stock at an exercise price of $1.50 per share at any time through January 20, 2006.

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K.

 (a) Exhibits:

  None.

 (b) Reports on Form 8-K:

  Pursuant to a Report on Form 8-K filed on May 21, 1997, the Company reported that Richard A. Eisner & Company LLP, who previously served as the independent auditors of the Company, were dismissed upon recommendation of the Audit Committee effective May 16, 1997, and replaced by KPMG Peat Marwick, LLP. The Company reported that at no time did any report on the financial statements of the Company by Richard A. Eisner & Company, LLP contain an adverse opinion or a disclaimer of opinion, or a qualification or modification as to uncertainty, audit scope or accounting principles. The decision to change accountants was occasioned by the developments of the past year, and not by any disagreement or advice given on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In particular, in light of the acquisition by the Company of a controlling interest in Innovir Laboratories, Inc. the Audit Committee concluded that it would be most efficient and in the best interests of both Innovir and the Company for the same auditors to audit both companies. The Company solicited proposals from four auditing firms, including Richard A. Eisner & Company, LLP. KPMG Peat Marwick LLP was chosen as a result of this process, and was engaged by the Company as its principal auditors on May 16, 1997.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

Dated: August 13, 1997

                                          VIMRx Pharmaceuticals Inc.
                                           a Delaware Corporation
                                           (Registrant)

                                                  /s/ Richard L. Dunning
                                          By: _________________________________
                                             Richard L. Dunning
                                             President and Chief Executive
                                              Officer

                                                 /s/ Francis M. O'Connell
                                          By: _________________________________
                                             Francis M. O'Connell
                                             Chief Accounting Officer

                                                                        ANNEX D

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                          VIMRX PHARMACEUTICALS INC.

                               ----------------

                    PURSUANT TO SECTION 242 OF THE GENERAL
                   CORPORATION LAW OF THE STATE OF DELAWARE

                               ----------------

  VIMRx Pharmaceuticals Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies as follows:

  1. The name of the Corporation is VIMRx Pharmaceuticals Inc. and the name under which the Corporation originally was incorporated was "Cellular Immunology Corporation."

  2. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on December 13, 1986.

  3. The Amended and Restated Certificate of Incorporation of the Corporation, as heretofore amended or supplemented (the "Certificate of Incorporation"), is hereby further amended by striking out "Article IV" and substituting in lieu thereof a new "Article IV" changing the authorized capital stock of the Corporation to read as follows:

  "FOURTH"

    A. The authorized capital stock of the Corporation shall consist of one hundred twenty-one million (121,000,000) shares, consisting of one hundred twenty million (120,000,000) shares of Common Stock, each having a par value of $.001 (the "Common Stock"), and one million (1,000,000) shares of Preferred Stock, each having a par value of $.001 (the "Preferred Stock").

    B. The Preferred Stock may be issued from time to time in one or more series of any number of shares provided that the aggregate number of shares issued and not canceled of any and all such series shall not exceed the total number of shares of Preferred Stock hereinabove authorized. Each series of Preferred Stock shall be distinctively designated by letter or descriptive words. All series of Preferred Stock shall rank equally and be identical in all respects except as permitted by the provisions of the Article FOURTH.

    C. Authority is hereby expressly vested in the Board of Directors from time to time to issue the Preferred Stock as Preferred Stock of any series and in connection with the creation of each such series to fix by the resolution or resolutions providing for the issue of shares thereof the designations, preferences, limitations and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, to the full extent now or hereafter permitted by this Certificate of Incorporation and the laws of the State of Delaware, including, without limitation:

      (1) the distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (but not above the total number of authorized shares of the series) or decreased (but not below the number of shares thereof then outstanding) from time to time by a resolution or resolutions of the Board of Directors, all subject to the conditions or restrictions set forth in the resolution or resolutions adopted by all Board of Directors providing for the issuance of any series of Preferred Stock;

      (2) the dividend rate payable on shares of such series, the conditions and dates upon which such dividends shall be payable, the preferences or relation which such dividend shall bear to the dividends payable on any other class or classes or any other series of capital stock (except as otherwise expressly provided in this Certificate of Incorporation), and whether such dividends shall be cumulative or non-cumulative and, if cumulative, the date or dates from which dividends shall accumulate;

      (3) whether the shares of such series shall be subject to redemption by the Corporation and, if made subject to redemption, the price or prices at which, and the terms and conditions on which, the shares of such series may be redeemed by the Corporation;

      (4) the amount or amounts payable upon the shares of such series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and the preferences or relation which such payments shall bear to such payments made on any other class or classes or any other series of capital stock (except as otherwise expressly provided in this Certificate of Incorporation);

      (5) whether or not the shares of such series shall be made convertible into, or exchangeable for, shares of any other class or classes of capital stock of the Corporation, or any series thereof, or for any other series of the same class of capital stock of the Corporation or for debt of the Corporation evidenced by an instrument of indebtedness, and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

      (6) whether the holders of shares of such series shall have any right or power to vote or to receive notice of any meeting of stockholders, either generally or as a condition to specified corporate action; and

      (7) any other preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as may be permitted by the laws of the State of Delaware and as shall not be inconsistent with this Article FOURTH.

    D. Shares of Preferred Stock which have been issued and reacquired in any manner by the Corporation (excluding, until the Corporation elects to retire them, shares which are held as treasury shares, but including shares redeemed, shares purchased and retired and shares which have been converted into shares of Common Stock) shall have the status of authorized but unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reissued as a part of another series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock.

    E. Except as otherwise provided by the resolution or resolutions providing for the issuance of any series of Preferred Stock, after payment shall have been made to the holders of Preferred Stock of the full amount of dividends to which they shall be entitled pursuant to the resolution or resolutions providing for the issuance of any series of Preferred Stock, the holders of Common Stock shall be entitled, to the exclusion of the holders of Preferred Stock of any and all series, to receive such dividends as from time to time may be declared by the Board of Directors.

    F. Except as otherwise provided by the resolution or resolutions providing for the issuance of any series of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment shall have been made to the holders of Preferred Stock of the full amounts to which they shall be entitled pursuant to the resolution or resolutions providing for the issuance of any series of Preferred Stock, the holders of Common Stock shall be entitled, to the exclusion of the holders of Preferred Stock of any and all series, to share, ratably according to the number of shares of Common Stock held by them, in all remaining assets of the Corporation available for distribution to its stockholders.

    G. The holders of Preferred Stock shall not have any preemptive rights except to the extent such rights shall be specifically provided for in the resolution or resolutions providing for the issuance thereof adopted by the Board of Directors."

  4. The amendment to the Certificate of Incorporation herein certified has been duly adopted in the manner and by the vote prescribed by Section 242 of the General Corporation Law of the State of Delaware.

  IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this certificate be signed by its Chief Executive Officer
and attested by its Secretary this    day of December, 1997.

                                          VIMRx Pharmaceuticals Inc.

                                          By: _________________________________
                                             Richard L. Dunning
                                             Chief Executive Officer

Attest:

By: _________________________________
  Lowell S. Lifschultz
  Secretary

                                                                        ANNEX E

                        CERTIFICATE OF DESIGNATIONS OF
                SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK
                        OF VIMRX PHARMACEUTICALS, INC.

                      -----------------------------------
                   PURSUANT TO SECTION 151(A) OF THE GENERAL
                   CORPORATION LAW OF THE STATE OF DELAWARE
                      -----------------------------------

  VIMRx Pharmaceuticals, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

  FIRST: That pursuant to authority conferred upon the Board of Directors of the Corporation by its Certificate of Incorporation, and pursuant to the provisions of Section 151(a) of the General Corporation Law of the State of Delaware, the Board of Directors, acting at a meeting duly called and held on September , 1997, adopted the following resolution which remains in full force and effect as of the date hereof:

  RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of this Corporation by Article IV of the Certificate of Incorporation of this Corporation, as amended, and pursuant to Section 151(a) of the General Corporation Law of the State of Delaware, the Board of Directors hereby creates and establishes and authorizes the issuance of a first series of preferred stock, such series to consist of [100,000] shares of this Corporation's authorized and unissued Preferred Stock, each share having a par value of $.001, and the Board of Directors hereby fixes the designation of such series as "Series A Cumulative Convertible Preferred Stock" (hereinafter referred to as the "Preferred Stock") and fixes the number of shares constituting such series at [100,000], and hereby determines the powers, preferences, rights, qualifications, limitations and restrictions of such series as follows:

                                  SECTION 1.
                                  DIVIDENDS.

  (a)The holders of the Preferred Stock shall be entitled to receive dividends thereon at the rate of 6% of the Liquidation Preference (as defined in Section
2) per share per annum, (as adjusted for any combinations, consolidations, stock distributions or stock dividends with respect to such shares) as and when declared by the Board of Directors, before any dividend or distribution shall be declared, set apart for, or paid upon the Common Stock of the Corporation, which dividend shall be payable in additional shares of Preferred Stock, each valued at their Liquidation Preference. The dividends on the Preferred Stock shall be cumulative, so that if the Corporation fails in any fiscal year to pay such dividends on all of the issued and outstanding Preferred Stock, such deficiency in the dividends shall be fully paid before any dividends or distributions shall be paid on or set apart for the Common Stock. All dividends and distributions on the Preferred Stock shall be made pro rata per share to all holders of Preferred Stock; provided, however, that, notwithstanding the foregoing, until all cumulative dividends on the Preferred Stock shall have been fully paid, all dividends and distributions on the Preferred Stock shall be made ratably to the holders thereof in proportion to the respective amounts that would be payable on such shares if such dividend arrearages were paid in full. Such dividends shall accrue annually on the anniversary of the Original Issuance Date (as defined in Section 3(d)).

  (b)For purposes of this Section 1, unless the context requires otherwise, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, or the purchase or redemption of shares of the Corporation (other than repurchases of Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase and other than redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer, purchase or redemption by a subsidiary of the Corporation.

                                  SECTION 2.
                              LIQUIDATION RIGHTS.

  (a) Treatment at Liquidation, Dissolution or Winding Up.

    (i)Except as otherwise provided in Section 2(b) below, in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of Preferred Stock shall be entitled to be paid first out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes, before payment or distribution of any of such assets to the holders of any other class of the corporation's capital stock, an amount equal to $1,000 per share of Preferred Stock (the "Liquidation Preference,") which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or other similar event affecting such shares), and shall include any accrued but unpaid dividends.

    (ii) After payment shall have been made in full to the holders of Preferred Stock pursuant to Section 2(a)(i) hereof or funds necessary for such payment shall have been set aside by the Corporation in trust for the account of the holders of Preferred Stock to be available for such payment, the remaining assets of the Corporation shall be distributed ratably to the holders of Common Stock to the exclusion of the Preferred Stock.

    (iii)If the assets of the Corporation shall be insufficient to permit the payment in full to the holders of Preferred Stock of all amounts distributable to them under Section 2(a)(i) hereof, then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive.

  (b)Treatment of Reorganizations, Consolidations, Mergers and Sales of Assets. A consolidation or merger of the Corporation with or into another unaffiliated corporation or a sale of all or substantially all of the assets of the Corporation, shall not be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation for purposes of this Section 2, but shall result in conversion of the Preferred Stock into Common Stock as set forth in Section 3(c).

  (c)Distributions Other Than Cash. The value of any distribution provided for in this Section 2, or portion thereof, payable in property other than cash shall be the fair value (as determined by the Board of Directors in good faith) of such property at the time of such distribution.

                                  SECTION 3.
                                  CONVERSION.

  The holders of Preferred Stock shall have conversion rights (the "Conversion Rights") and the Preferred Stock shall be subject to conversion, as follows:

  (a)Right to Convert; Conversion Price. Each share of Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after eighteen (18) months after the Original Issuance Date (as defined in Section 3(d) below), at the office of the Corporation or any transfer agent for the Preferred Stock, into such whole number of fully paid and nonassessable shares of Common Stock as is determined by dividing $1,000 by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion without the payment of any additional consideration by the holder of Preferred Stock (the "Conversion Price") shall initially be the highest average of closing bid prices per share of Common Stock on the principal market on which such Common Stock trades for any sixty (60) consecutive trading day period commencing with the Original Issuance Date and ending on the date which is eighteen (18) months from such date, but in no event shall such Conversion Price be less than $5.50 or greater than $7.50. Such initial Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common

Stock into which Preferred Stock is convertible, as hereinafter provided. The right of conversion with respect to any shares of Preferred Stock which the Corporation redeems pursuant to Section 5(a) hereof shall terminate at the close of business on the Redemption Date (as defined in Section 5 of this Certificate of Designations), unless the Corporation shall default in the payment of the redemption price for such shares of Preferred Stock, in which case such termination shall occur upon payment of the redemption price of such shares.

  (b)Mechanics of Conversion; Dividends; Fractional Shares. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same. At the time of each conversion of shares of Preferred Stock, the Corporation shall also issue shares of Common Stock in an amount equal to all dividends declared and unpaid on the shares of Preferred Stock surrendered for conversion to the date upon which such conversion is deemed to occur, valued at the Conversion Price. In lieu of any fractional shares of Common Stock to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

  (c)Automatic Conversion.

    (i)Each share of Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price:

      (1)on the date which is seven (7) years after the Original Issuance
    Date; or

      (2)immediately prior to the effective time of any merger, sale of assets, reorganization or like event in which the Corporation is not the surviving entity (if such event occurs prior to eighteen months from the Original Issuance Date, then the Conversion Price shall be equal to the fair value of the consideration to be received by the holder of a share of Common Stock, as determined in good faith by the Corporation's Board of Directors, but in no event greater than $7.50), or

      (3)upon the written election of the holders of not less than a majority in voting power of the then outstanding shares of Preferred Stock to require such mandatory conversion.

    (ii)Upon the occurrence of an event specified in Section 3(c)(i) hereof, all shares of Preferred Stock shall be converted automatically without any further action by any holder of such shares and whether or not the certificate(s) representing such shares are surrendered to the Corporation or the transfer agent for the Preferred Stock; provided, however, that the Corporation shall not be obligated to issue a certificate or certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificate(s) evidencing such shares of Preferred Stock being converted are either delivered to the Corporation or the transfer agent for the Preferred Stock, or the holder notifies the Corporation or such transfer agent that such certificate or certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith ("Indemnity Agreement"), except that such holder shall not be required to provide any indemnity bond. Upon the automatic conversion of Preferred Stock, each holder of Preferred Stock shall surrender the certificate(s) representing such holder's shares of Preferred Stock or the aforesaid Indemnity Agreement at the office of the Corporation or of the transfer agent for the Preferred Stock. Thereupon, there shall be issued and delivered to such holder, promptly at such office and in such holder's name as shown on such surrendered certificate(s), a certificate or certificates for the number of shares of Common Stock into which the shares of Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred.

  No fractional shares of Common Stock shall be issued upon the automatic conversion of Preferred Stock. In lieu of any fractional shares of Common Stock to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price.

  (d)Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the date on which shares of the Preferred Stock are first issued (the "Original Issuance Date") effect a subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time or from time to time after the Original Issuance Date combine the outstanding shares of Common Stock, the Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

  (e)Adjustment for Certain Dividends and Distributions.

    (1)In the event the Corporation at any time or from time to time after the Original Issuance Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction:

      (A)the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

      (B)the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

  provided, however, if such record date shall have been fixed and such dividend is not fully paid or such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

    (2)For the purposes of Section 3(e)(1) hereof, the total number of shares of Common Stock deemed to be issued and outstanding shall include (i) all shares of Common Stock issuable on conversion of all shares of Preferred Stock outstanding and (ii) all shares of Common Stock issued and outstanding and entitled to receive such dividend.

  (f)Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Original Issuance Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, including a cash dividend, then and in each such event provision shall be made so that the holders of Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation and/or cash that they would have received had their Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for herein during such period.

  (g)Adjustment for Reclassification, Exchange or Substitution. If the Common Stock issuable upon the conversion of the Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for in
Section 3(c), then and in each such event the holder of each such share of Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

  (h)[INTENTIONALLY OMITTED]

  (i)Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock.

    (1)Subject always to Section 3(i)(5), in the event that at any time or from time to time after the Original Issuance Date, through and including the date which ends eighteen (18) months after the Original Issuance Date, but not thereafter, the corporation shall issue any shares of Common Stock or securities convertible into or exercisable to purchase shares of Common Stock ("Additional Shares of Common Stock") excluding shares issued upon a stock split or combination as provided in Section 3(d) or as a dividend or distribution as provided in Sections 3(e) or (f)), without consideration or for a consideration per share less than the Conversion Price in effect on the date of, and immediately prior to, the issuance or deemed issuance of such Additional Shares of Common Stock, (which shall include the assumed conversion of all convertible securities and the assumed exercise of all convertible securities or rights to purchase shares of Common Stock in accordance with the terms of such convertible securities or rights to purchase Common Stock), then and in such event, the applicable Conversion Price then in effect shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction:

      (A)the numerator of which shall be (x) the number of shares of Common Stock outstanding immediately prior to such issue plus (y) the number of shares of Common Stock which the aggregate consideration received or deemed to have been received by the corporation for the total number of Additional Shares of Common Stock so issued would purchase at the Conversion Price in effect on the date of, and immediately prior to, the issuance or deemed issuance of such Additional Shares of Common Stock, and

      (B)the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued or deemed to be issued.

    (2)For the purposes of Section 3(i) (1) hereof, all shares of Common Stock issuable upon conversion of shares of Preferred Stock outstanding immediately prior to any issue of Additional Shares of Common Stock, or any event with respect to which Additional Shares of Common Stock shall be deemed to be issued, shall be deemed to be outstanding; and immediately after any Additional Shares of Common Stock are deemed issued pursuant to
  Section 3(i)(l) such Additional Shares of Common Stock shall be deemed to be outstanding.

    (3)Notwithstanding anything to the contrary contained herein, the applicable Conversion Price in effect at the time Additional Shares of Common Stock are issued or deemed to be issued shall not be reduced pursuant to Section 3(i)(1) hereof at such time if the amount of such reduction would be an amount less than $. 01, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.01 or more.

    (4)Determination of Consideration. For purposes of this Section 3(i) , the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

      (i)Cash and Property: Such consideration shall:

        (A)insofar as it consists of cash, be computed at the aggregate amounts of cash received by the Corporation, excluding amounts paid or payable for accrued interest or accrued dividends;

        (B)insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

        (C)in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses
      (A) and (B) above, as determined in good faith by the Board of Directors.

      (ii)Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3(i)(1) , relating to options, warrants or rights to purchase Common Stock, and convertible securities, shall be determined by dividing (W) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such options or convertible securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such options or the conversion or exchange of such convertible securities, or in the case of options for convertible securities, the exercise of such options for convertible securities and the conversion or exchange of such convertible securities, by (X) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such options or the conversion or exchange of such convertible securities.

    (5)Notwithstanding any other provision of this Section 3(i), there shall be no deemed issuance of Additional Shares of Common Stock upon (A) issuance of any shares of Preferred Stock as a dividend on the Preferred Stock, (B) conversion of any Preferred Stock, (C) exercise of any options or warrants issued and outstanding on the Original Issuance Date, (D) grant or exercise of any options to purchase Common Stock pursuant to the Corporation's Stock Option Plan as in effect on the Original Issuance Date or any subsequent amendment thereof which is approved by the Corporation's stockholders pursuant to Securities and Exchange Commission regulations, or
  (E) the sale for cash of no more than 3,333,334 shares of Common Stock for aggregate gross proceeds of no more than $10,000,000, at a gross per-share price of no less than $3.00. In the event that the gross per-share sale price of a share of Common Stock under Section 3(i)(5)(E) shall be less than $3.00, then the difference between $3.00 and the actual gross per-share sale price shall be subtracted from the Conversion Price utilized in the calculation set forth in Section 3(i)(1)(A)(y).

  (j)Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 3, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each affected holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any affected holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of each share of Preferred Stock.

  (k)Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Corporation shall mail to each holder of Preferred Stock at least ten (10) days prior to such record date a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

  (l)Common Stock Reserved. The Corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all Preferred Stock.

  (m)Certain Taxes. The Corporation shall pay any issue or transfer taxes payable in connection with the conversion of any shares of Preferred Stock; provided, however, that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer to a name other than that of the holder of such Preferred Stock.

                                  SECTION 4.
                                VOTING RIGHTS.

  Except as otherwise required by law or by Section 7, the holders of Preferred Stock shall not have the right to vote on any matter submitted to a vote of the stockholders of the Corporation. With respect to all questions as to which, under law, stockholders are entitled to vote by classes, the holders of Preferred Stock shall vote together as a single class separately from the holders of Common Stock.

                                  SECTION 5.
                        NO REISSUANCE PREFERRED STOCK.

  No share or shares of Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

                                  SECTION 6.
                             PROTECTIVE COVENANT.

  The Corporation shall not, without the affirmative vote or written consent of the holders of a majority of the then issued and outstanding shares of Preferred Stock, amend its Certificate of Incorporation to provide for the creation or issuance of any class or series of capital stock which shall rank pari passu or senior to the Preferred Stock in priority to receive the liquidation preference on the Preferred Stock.

  SECOND: That said determination of the designation and the relative powers, preferences, rights, qualifications, limitations and restrictions thereof, relating to the Series A Cumulative Convertible Preferred Stock, was duly made by the Board of Directors pursuant to the provisions of the Certificate of Incorporation, as amended, in accordance with the provisions of Section 151(a) of the General Corporation Law of the State of Delaware.

  IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Richard Dunning, its President, and attested by Lowell S. Lifschultz, its
Secretary, as of this    day of     , 1997.

                                          VIMRx PHARMACEUTICALS, INC.

                                          By:
                                            -----------------------------------
                                          Name: Richard Dunning
                                          Title:President

ATTEST:

-------------------------------------
Name: Lowell S. Lifschultz
Title:Secretary

                                                                         ANNEX F

                       Opinion of Lazard Freres & Co. LLC







                         [To be provided by amendment]

                                     PROXY
                           VIMRX PHARMACEUTICALS INC.

       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints DONALD G. DRAPKIN and RICHARD L. DUNNING and each of them, proxies, each with the power of substitution, to vote the shares of the undersigned at the Special Meeting of Stockholders of VIMRx Pharmaceuticals Inc. (the "Company") on December 16, 1997, and any adjournments and postponements thereof, upon all matters as may properly come before the Special Meeting. Without otherwise limiting the foregoing general authorization, the proxies are instructed to vote as indicated herein.

  PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE AND MAIL IN THE ENCLOSED
                                   ENVELOPE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MATTERS (1) and (2) LISTED BELOW,
                                         ---
TO COME BEFORE THE SPECIAL MEETING:

(1) To approve the acquisition by a newly-organized Company subsidiary of the assets, Business and certain obligations of the Immunotherapy Division of the Biotech Division Group of Baxter Healthcare Corporation, as described in the accompanying Proxy Statement.

    [ ] FOR     [ ] AGAINST  [ ] ABSTAIN

(2) To approve the amendment to Article FOURTH of the Company's Amended and Restated Certificate of Incorporation authorizing 1,000,000 shares of "blank check" preferred stock, $.001 par value, of which [100,000] shares will be designated Class A Preferred Stock to effectuate the transactions contemplated by the proposed acquisition as described in the accompanying Proxy Statement.

    [ ] FOR     [ ] AGAINST  [ ] ABSTAIN

(3) Upon any and all other business that may come before the Special Meeting.

Check here if you plan to attend the Special Meeting of Stockholders. [ ]

THIS PROXY, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WILL BE VOTED FOR THE MATTERS DESCRIBED IN PARAGRAPHS (1) AND (2) UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE, IN WHICH CASE IT WILL BE VOTED AS SPECIFIED.

SIGNATURE(S):___________________________________________________________________
_____________  DATE______________________________________ 1997
Note:  Executors, Administrators, Trustees, etc. should give full title.